▼	October 28, 2016 As Supplemented February 1, 2017 and June 5, 2017
	Class A Shares Ticker	Class C Shares Ticker	Class D Shares† Ticker	Class I Shares Ticker	Class S Shares Ticker	Class T Shares Ticker
Asset Allocation
Janus Henderson Global Allocation Fund – Conservative	JCAAX	JCACX	JMSCX	JCAIX	JCASX	JSPCX
(formerly named Janus Global Allocation Fund – Conservative)
Janus Henderson Global Allocation Fund – Moderate	JMOAX	JMOCX	JNSMX	JMOIX	JMOSX	JSPMX
(formerly named Janus Global Allocation Fund – Moderate)
Janus Henderson Global Allocation Fund – Growth	JGCAX	JGCCX	JNSGX	JGCIX	JGCSX	JSPGX
(formerly named Janus Global Allocation Fund – Growth)

Janus Investment Fund
Statement of Additional Information
†	Class D Shares are closed to certain new investors.
This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, and Class T Shares (collectively, the “Shares”) of the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the “Trust”). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The name change for each Fund was effective June 5, 2017.
This SAI is not a Prospectus and should be read in conjunction with the Funds’ Prospectuses dated October 28, 2016, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectuses. The Annual Report, which contains important financial information about the Funds, is incorporated by reference into this SAI. The Annual and Semiannual Reports are available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares), or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Classification, investment policies and restrictions, and investment strategies and risks	2
Investment adviser	48
Custodian, transfer agent, and certain affiliations	56
Portfolio transactions and brokerage	58
Shares of the trust	59
Net Asset Value Determination	59
Purchases	60
Distribution and Shareholder Servicing Plans	62
Redemptions	63
Income dividends, capital gains distributions, and tax status	65
Trustees and officers	69
Principal shareholders	79
Miscellaneous information	84
Shares of the Trust	85
Shareholder Meetings	86
Voting Rights	86
Master/Feeder Option	86
Independent Registered Public Accounting Firm	86
Registration Statement	86
Financial statements	87
Appendix A	88
Explanation of Rating Categories	88
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Classification, investment policies and restrictions,
and investment strategies and risks

Janus Investment Fund
This Statement of Additional Information includes information about 3 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.
The Funds’ adviser, Janus Capital, intends to operate each Fund as a “fund of funds,” meaning that substantially all of the Funds’ assets will be invested in other Janus Henderson mutual funds it advises (the “underlying funds”), as described in the Funds’ Prospectuses. Additional detail about each of the underlying funds is available in their respective prospectuses and SAIs.
Classification
The Investment Company Act of 1940, as amended (“1940 Act”), classifies mutual funds as either diversified or nondiversified. Each Fund in this SAI is classified as diversified.
Adviser
Janus Capital Management LLC (“Janus Capital”) is the investment adviser for each Fund and is responsible for the general oversight of each subadviser.
Subadvisers of Certain Underlying Funds
Underlying funds subadvised by INTECH.  INTECH Investment Management LLC (“INTECH”) is the investment subadviser for Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, Janus Henderson U.S. Core Fund, and Janus Henderson U.S. Managed Volatility Fund (together, the “INTECH Funds”).
Underlying funds subadvised by Janus Singapore.  Previously, Janus Capital Singapore Pte. Limited (“Janus Singapore”) was the investment subadviser for Janus Asia Equity Fund and for a portion of Janus Emerging Markets Fund. Effective on or about June 5, 2017, Henderson Investment Management Limited (“HIML”) became the investment subadviser for Janus Henderson Asia Equity Fund. Also effective on or about June 5, 2017, HIML became the investment subadviser for Janus Henderson Global Real Estate Fund. Effective June 12, 2017, Janus Emerging Markets Fund will merge with and into Janus Henderson Emerging Markets Fund (a newly-formed series of the Trust).
Underlying funds subadvised by Perkins.  Perkins Investment Management LLC (“Perkins”) is the investment subadviser for Janus Henderson Global Value Fund, Janus Henderson International Value Fund, Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Select Value Fund, Janus Henderson Small Cap Value Fund, and approximately half of Janus Henderson Value Plus Income Fund (together, the “Value Funds”).
Investment Policies and Restrictions Applicable to the Funds
The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Unless otherwise noted, each of these policies applies to each Fund.
(1)  With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
Each Fund may not:
(2)  Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities) provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation.
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(3) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(4) Lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).
(5) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.
(6) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions. The Funds may not issue “senior securities” in contravention of the 1940 Act.
(7) Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.
As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.
The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:
(1) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The Trustees may impose limits on a Fund’s investments in short sales, as described in the Fund’s Prospectuses. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.
(2) The Funds do not intend to purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.
(3) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.
(4) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds’ investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of liquidity factors affecting the security.
(5) The Funds may not invest in companies for the purpose of exercising control of management.
Unless otherwise stated, except for the policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in the SAI and Prospectuses normally apply only at the time of purchase of a security. So, for example, if a Fund or an underlying fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.
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Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that a Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.
For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.
For purposes of the Funds’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.
For purposes of each Fund’s policies on investing in particular industries, the Funds invest in underlying funds which rely primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Bloomberg Barclays for fixed-income investments. Underlying funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, the underlying funds may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Funds may change any source used for determining industry classifications without prior shareholder notice or approval.
Investment Strategies and Risks of the Funds and the Underlying Funds
This section discusses investment strategies of the Funds. These strategies may also apply to the underlying funds in which the Funds may invest. This section also details the risks associated with each investment strategy because each investment vehicle and technique contributes to the Funds’ overall risk profile.
Diversification
Funds and underlying funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, a fund or an underlying fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund or underlying fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than a fund or underlying fund that is classified as “diversified.” This gives a fund or underlying fund that is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the fund or underlying fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund or underlying fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund or underlying fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund or underlying fund.
Cash Position
As discussed in the Funds’ Prospectuses and the underlying funds’ prospectuses, a Fund’s or an underlying fund’s cash position may temporarily increase under various circumstances. Securities that the Funds or the underlying funds may invest
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in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments and cash equivalent securities. Each Fund or underlying fund may also invest in affiliated or non-affiliated money market funds. (Refer to “Investment Company Securities.”)
The underlying INTECH Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These underlying funds may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These underlying funds may also invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. Through this program, these underlying funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the underlying funds’ otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.
Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, a Fund or an underlying fund purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund or an underlying fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund or an underlying fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund’s or an underlying fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds and the underlying funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Fund or an underlying fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.
Reverse repurchase agreements are transactions in which a Fund or an underlying fund sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. A Fund or an underlying fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes, or as part of an inflation-related investment strategy.
Generally, a reverse repurchase agreement enables a Fund or an underlying fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund or an underlying fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund or an underlying fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund’s or an underlying fund’s portfolio, although the Fund’s or the underlying fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. The Fund or the underlying fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. A Fund or an underlying fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.
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Investment Strategies and Risks of the Underlying Funds
The Funds are “funds of funds” that invest in other Janus Henderson mutual funds and do not directly invest in the securities or use the investment techniques described in this section. This section discusses investment strategies of the underlying funds in which the Funds may invest. This section also details the risks associated with each investment strategy, because each investment vehicle and technique contributes to the Funds’ overall risk profile.
Illiquid Investments
Each underlying fund (except money market funds) may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable), including securities that are purchased in private placements. Each money market fund may only invest up to 5% of its total assets in illiquid securities. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the underlying funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). Investments in Rule 144A Securities could have the effect of increasing the level of an underlying fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under an underlying fund’s liquidity procedures if traded in that market. Such securities will be treated as “restricted” if traded in the United States because foreign securities are not registered for sale under the Securities Act of 1933, as amended (the “1933 Act”).
If illiquid securities exceed 15% of an underlying fund’s net assets after the time of purchase, the underlying fund will take steps to reduce its holdings of illiquid securities in an orderly fashion. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the underlying fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of an underlying fund to decline.
Each underlying fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each underlying fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. An underlying fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.
Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The underlying funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the underlying funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the underlying funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in an underlying fund’s NAV.
Segregation of Assets
Consistent with SEC staff guidance, financial instruments that involve an underlying fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the underlying fund covers its obligations as described below. Those financial instruments include, among others: (i) securities sold short; (ii) securities issued on a when-issued, delayed delivery, or forward commitment basis; (iii) reverse repurchase agreements; (iv) mortgage dollar rolls; (v) futures contracts; (vi) forward currency contracts; (vii) swap agreements; (viii) written options; and (ix) unfunded commitments.
Consistent with SEC staff guidance, an underlying fund will consider its obligations involving such a financial instrument as “covered” when the underlying fund (a) maintains an offsetting financial position, or (b) segregates or “earmarks” liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the underlying fund’s exposures relating to
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the financial instrument, as determined on a daily basis. Janus Capital maintains compliance policies and procedures that govern the kinds of transactions that may be deemed to be offsetting financial positions for purposes of (a) above, and the amount of liquid assets that would otherwise need to be segregated or earmarked for purposes of (b) above (the “Segregation and Collateral Procedures”).
The Segregation and Collateral Procedures provide, consistent with current SEC staff positions, that for forward currency contracts and swap agreements that require cash settlement, as well as swap agreements that call for periodic netting between an underlying fund and its counterparty, the required coverage amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forward currency contracts, and swap agreements, an underlying fund must segregate or earmark a larger amount of assets to cover its obligations. For example, when an underlying fund writes/sells credit default swaps or options, it must segregate liquid assets equal to the notional amount of the swap.
For purposes of calculating the amount of liquid assets that must be segregated or earmarked for a particular transaction, an underlying fund may deduct any initial and variation margin deposited with the relevant broker, but in the case of securities sold short, may not deduct the amount of any short sale proceeds. When an underlying fund sells securities short, the proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the position is closed out. If the lending broker requires an underlying fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the underlying fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. An underlying fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the underlying fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the underlying fund’s borrowing restrictions. This requirement to segregate assets places an upper limit on an underlying fund’s ability to leverage its investments and the related risk of losses from leveraging. An underlying fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
As a general matter, liquid assets segregated or earmarked as cover for one position may not simultaneously be counted as cover for another position. However, in the case of a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put, an underlying fund may segregate or earmark the same liquid assets for both the call and put options. In such cases, an underlying fund expects to segregate or earmark liquid assets equivalent to the amount, if any, by which the put is “in the money.”
In order to comply with the Segregation and Collateral Procedures, an underlying fund may need to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the underlying fund to be able to segregate or earmark the required amount of assets. If segregated assets decline in value, an underlying fund will need to segregate or earmark additional assets or reduce its position in the financial instruments. In addition, segregated or earmarked assets may not be available to satisfy redemptions or for other purposes, until an underlying fund’s obligations under the financial instruments have been satisfied. An underlying fund may not be able to promptly liquidate an unfavorable position and potentially could be required to continue to hold a position until the delivery date, regardless of changes in its value. Because an underlying fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the underlying fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.
An underlying fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Segregation and Collateral Procedures require the underlying fund to segregate or earmark. Notwithstanding the foregoing, Janus Capital reserves the right to modify its Segregation and Collateral Procedures in the future in its discretion, consistent with the 1940 Act and SEC or SEC staff guidance.
Securities Lending
Under procedures adopted by the Trustees, an underlying fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails
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financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. Certain underlying funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, an underlying fund cannot vote the shares. The underlying funds, with the exception of the INTECH Funds, have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If an underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund.
Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause an underlying fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the underlying funds and the affiliated cash management vehicle in which the cash collateral is invested, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the underlying funds and the cash management vehicle. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the underlying funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Equity Securities
The underlying funds may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.
Common Stock.  Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.
Preferred Stock.  A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.
Convertible Security.  A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.
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Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.
A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by an underlying fund is called for redemption or conversion, the underlying fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, an underlying fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
Warrants.  Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.
Special Purpose Acquisition Companies.  Certain underlying funds may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or
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similar securities while awaiting an acquisition opportunity, an underlying fund’s ability to meet its investment objective may be negatively impacted. In addition, SPACs, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Financial Services Sector Risk
To the extent an underlying fund invests a significant portion of its assets in the financial services sector, that underlying fund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.
Natural Disasters and Extreme Weather Conditions
Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s or an underlying fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund or the underlying fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Cyber Security Risk
With the increased use of the Internet to conduct business, the Funds and underlying funds are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Funds’ and underlying funds’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ and underlying funds’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ and underlying funds’ systems.
Cyber security failures or breaches by the Funds’ or underlying funds’ third party service providers (including, but not limited to, Janus Capital, custodians, transfer agents, and financial intermediaries), or the subadvisers (if applicable) may cause disruptions and impact the service providers’, the Funds’, and underlying funds’ business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s or underlying fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and underlying funds may incur incremental costs to prevent cyber incidents in the future. The Funds, underlying funds, and their shareholders could be negatively impacted as a result. While Janus Capital has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds and underlying funds cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Foreign Securities
Each underlying fund, including each INTECH Fund to the extent that foreign securities may be included in its respective named benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. Each of the underlying Janus Henderson Diversified Alternatives Fund, Janus Henderson Enterprise Fund, Janus Henderson High-Yield Fund, Janus Henderson Multi-Sector Income Fund, Janus Henderson Real Return Fund, and Janus Henderson Short-Term Bond Fund has,
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at times, invested a substantial portion of its assets in foreign securities and may continue to do so. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because an underlying fund’s performance may depend on factors other than the performance of a particular company. These factors include:
Currency Risk.  As long as an underlying fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When an underlying fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of an underlying fund’s assets from that country. Further, acts of terrorism in other countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which an underlying fund has exposure. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
Foreign Market Risk.  Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for an underlying fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on an underlying fund. Such factors may hinder an underlying fund’s ability to buy and sell emerging market securities in a timely manner, affecting the underlying fund’s investment strategies and potentially affecting the value of the underlying fund.
Geographic Investment Risk.  To the extent an underlying fund invests a significant portion of its assets in a particular country or geographic region, the underlying fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on an underlying fund’s performance.
Transaction Costs.  Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Geographic Concentration Risk.  Because the underlying Janus Henderson Asia Equity Fund intends to focus its investments in a particular geographic region, the underlying fund’s performance is expected to be closely tied to various factors such as the social, financial, economic, and political conditions within that region or country. Specifically, the underlying fund’s investments in Asian issuers increases that fund’s exposure to various risks including, but not limited to, risks associated with volatile securities markets, currency fluctuations, social, political, and regulatory developments, economic environmental events (such as natural disasters), and changes in tax or economic policies, each of which, among others, may be particular to Asian countries or region.
Because of the underlying Janus Henderson Asia Equity Fund’s investment focus on Asian issuers, its investments will be more sensitive to social, financial, economic, political, and regulatory developments affecting the fiscal stability of a particular country and/or the broader region. Events that negatively affect the fiscal stability of a particular country and/or the broader
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region may cause the value of the underlying fund’s holdings to decrease, in some cases significantly. As a result, that fund is likely to be more volatile than a fund that is more geographically diverse in its investments.
The Asian region within which the underlying fund will focus its investments comprises countries in various stages of economic and political development. As a result, some countries may have relatively unstable governments or may experience adverse conditions such as overextension of credit, currency devaluations and restrictions, less efficient markets, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade, prolonged economic recessions, and political instability, including military disruption, which could result in significant downturns and volatility in the economies of Asian countries and therefore have an adverse effect on the value of the underlying fund’s portfolio. Certain Asian countries may be vulnerable to trade barriers and other protectionist measures. Some countries have restricted the flow of money in and out of the country. Further, if Asian securities fall out of favor, it may cause the underlying fund to underperform funds that do not focus their investments in a single region of the world.
It is also possible that from time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to social, financial, economic, political, and regulatory developments. The economies of the Asian countries in which the underlying fund invests may be interdependent, which could increase the possibility that conditions in one country will adversely impact the issuers of securities in a different country or region, or that the impact of such conditions will be experienced at the same time by the region as a whole. Likewise, the economies of the Asian region may also be dependent on the economies of other countries, such as the United States and Europe, and events in these economies could negatively impact the economies of the Asian region.
The trading volume on some Asian stock exchanges tends to be much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities which could lead to a significant possibility of loss to the underlying fund. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.
Certain countries in the EU, particularly Greece, Ireland, and Portugal, have had to accept assistance from supra governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
On June 23, 2016, the United Kingdom voted via referendum to leave the EU, which led to significant market volatility around the world, as well as political, economic, and legal uncertainty. It is expected that the United Kingdom’s exit from the EU (known as “Brexit”) will take place within two years after the United Kingdom formally notifies the European Council of its intention to withdraw. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are
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set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from a Fund’s performance to the extent an underlying fund is exposed to such interest rates.
Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on an underlying fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Emerging Markets.  Within the parameters of its specific investment policies, each underlying fund, particularly Janus Henderson Asia Equity Fund, Janus Henderson Global Bond Fund, Janus Henderson Global Life Sciences Fund, Janus Henderson Global Research Fund, Janus Henderson Global Technology Fund, Janus Henderson High-Yield Fund, Janus Henderson Overseas Fund, Janus Henderson Global Value Fund, and Janus Henderson International Value Fund, may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” In addition, the underlying Janus Henderson Emerging Markets Managed Volatility Fund will invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries,” and to the extent these types of securities may be included in the other underlying INTECH Funds’ respective named benchmark indices, INTECH’s mathematical investment process may select this type of security. Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. Each of the following underlying funds will normally limit its investments in emerging market countries as noted, Janus Henderson Adaptive Global Allocation Fund to 30% of its net assets, Janus Henderson Global Real Estate Fund to 15% of its net assets, Janus Henderson Global Select Fund to 30% of its net assets, Janus Henderson Global Unconstrained Bond Fund to 50% of its net assets, and Janus International Equity Fund to 20% of its net assets. The underlying Janus Emerging Markets Fund will invest at least 80% of its net assets in companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the MSCI World Indexsm, which measures the equity market performance of developed markets. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries as previously discussed under “Foreign Securities.” The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.
The securities markets of many of the countries in which the underlying funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the underlying funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, an underlying fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The underlying funds may be subject to emerging markets risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Securities Listed on Chinese Stock Exchanges.  Certain underlying funds with the ability to invest in foreign securities may invest in securities listed on Chinese stock exchanges or have indirect exposure to these securities through derivative investments. These securities are divided into two classes of shares: China A Shares, the ownership of which is restricted to
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foreign investors under the Qualified Foreign Individual Investor (“QFII”) structure, and China B Shares, which may be owned by both Chinese and foreign investors. With respect to investments in China A Shares, QFII licenses are granted by the China Securities Regulatory Commission (“CSRC”) and an investment quota is granted by the State Administration of Foreign Exchange (“SAFE”). Janus Capital has been granted a QFII license and investment quota. There can be no assurance that an underlying fund will receive an investment quota. For Janus Henderson funds that receive allocations, a failure to utilize the quota and invest in Chinese local market securities and/or any repatriation of capital by an underlying fund may result in the permanent loss of the investment quota otherwise available to the underlying funds.
With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, an underlying fund’s investment in China A Shares would be subject to the underlying fund’s limit of investing up to 15% of its net assets in illiquid investments. An investment in China A Shares is also generally subject to the risks identified under “Foreign Securities,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China. The China A Shares market may be less liquid and trading prices could be more volatile than other foreign securities markets because of low trading volume and restrictions on movement of capital. Current Chinese tax law is unclear regarding whether capital gains realized on an underlying fund’s investments in China A Shares will be subject to tax.
People’s Republic of China regulations require QFIIs to entrust assets held in the People’s Republic of China and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital. China A Shares that are traded on the Shanghai or Shenzhen Stock Exchange are traded and held in book-entry form through the China Securities Depository and Clearing Corporation (“CSDCC”). Securities purchased by Janus Capital, in its capacity as a QFII, on behalf of an underlying fund can currently be received by the CSDCC as credited to a securities trading account maintained in the joint names of Janus Capital and its clients. Janus Capital may not use the account for any other purpose than for maintaining an underlying fund’s assets. Given that the custody accounts and securities trading account are maintained in the joint names of Janus Capital and its clients, an underlying fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the underlying fund. In particular, there is a risk that creditors of Janus Capital may assert that the securities are owned by Janus Capital and not the underlying fund, and that a Chinese court, or a court applying Chinese law, would uphold such an assertion, in which case creditors of Janus Capital could seize assets of such underlying fund.
An underlying fund with the ability to invest in foreign securities may also invest in China A Shares and other eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEC”), the SSE, and the China Securities Depository and Clearing Corporation Limited (“ChinaClear”) to permit mutual stock market access between mainland China and Hong Kong. Hong Kong Securities Clearing Company Limited (“HKSCC”), a clearing house operated by HKEC, acts as nominee for participants, such as an underlying fund, accessing Stock Connect Securities.
Since the relevant regulations governing Stock Connect Securities are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. In particular, the courts may consider that the nominee or custodian, as registered holder of Stock Connect Securities, has full ownership over the Stock Connect Securities rather than an underlying fund as the underlying beneficial owner. HKSCC, as nominee holder, does not guarantee the title to Stock Connect Securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them such as participation in corporate actions or shareholder meetings cannot be assured. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with participants will be limited to assisting participants with claims and the underlying fund may not fully recover its losses or the Stock Connect Securities it owns. Recovery of the underlying fund’s property may also be subject to delays and expenses, which may be material. Further, investors are currently able to trade Stock Connect Securities only up to certain daily maximums. Buy orders and sell orders are offset for purposes of the daily quota, which is applied to all market participants and not specifically to the funds or investment manager. If the daily quota is reached or a stock is recalled from the scope of eligible stocks for trading via the Stock Connect, an underlying fund’s investment program would be adversely impacted.
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Risks of Investments in the People’s Republic of China (“PRC”).  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in the PRC, or having indirect exposure to the PRC through derivative investments, presents additional risks. These additional risks include (without limitation): (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small market capitalization and less liquidity; (vii) greater competition from regional economies; (viii) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (ix) the relatively small size and absence of operating history of many Chinese companies; (x) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; and (xi) uncertainty with respect to the commitment of the government of the PRC to economic reforms.
Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to an underlying fund investing in securities and instruments economically tied to the PRC. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. An underlying fund’s investment in the PRC is, therefore, subject to the risk of such events. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to an underlying fund’s investments in the PRC.
Risks of Investments in Russia.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Russia, or having indirect exposure to Russian securities through derivative investments, presents additional risks. Compared to most national securities markets, the Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards, as compared to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.
Because of the relatively recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that an underlying fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the underlying fund to enforce its rights or otherwise remedy the loss.
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The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
As a result of political and military actions undertaken by Russia, the United States and certain other countries, as well as the EU, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact an underlying fund’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of an underlying fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact an underlying fund. Any or all of these potential results could lead Russia’s economy into a recession.
Risks of Investments in Latin American Countries.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Latin American countries, or having indirect exposure to Latin American securities through derivative investments, presents additional risks. Many Latin American countries have experienced, at one time or another, considerable difficulties, including high inflation and high interest rates. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals, and metals represent a significant percentage of Latin American exports.
Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which an underlying fund invests and, therefore, the value of Fund shares. As noted above, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could have, in the future, very negative effects on the economies and securities markets of certain Latin American countries.
Substantial limitations may exist in certain countries with respect to an underlying fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities. An underlying fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the underlying fund of any restrictions on investments.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies, and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt
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and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on an underlying fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.
Short Sales
Certain underlying funds, with the exception of the INTECH Funds, may engage in “short sales against the box.” This technique involves either selling short a security that an underlying fund owns, or selling short a security that an underlying fund has the right to obtain, for delivery at a specified date in the future. An underlying fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. An underlying fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, an underlying fund loses the opportunity to participate in the gain.
Certain underlying funds, with the exception of the INTECH Funds, may also engage in other short sales. An underlying fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, an underlying fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, the underlying fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the underlying fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security, and the underlying fund may realize a gain if the security declines in price between those same dates. Although an underlying fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, an underlying fund may also be required to pay a premium, which would increase the cost of the security sold.
The underlying funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and an underlying fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that an underlying fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Certain underlying funds’ ability to invest in short sales may be limited, as described in the underlying fund’s prospectuses.
Zero Coupon, Step Coupon, and Pay-In-Kind Securities
Within the parameters of its specific investment policies, each underlying fund, with the exception of the INTECH Funds, may invest up to 10% (without limit for Janus Henderson Flexible Bond Fund, Janus Henderson Global Bond Fund, Janus Henderson Global Unconstrained Bond Fund, Janus Henderson High-Yield Fund, Janus Henderson Multi-Sector Income Fund, and Janus Henderson Real Return Fund) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of an underlying fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder, an underlying fund must distribute its investment company taxable income,
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including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because an underlying fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years that underlying fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. An underlying fund may obtain such cash from selling other portfolio holdings, which may cause that underlying fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by the underlying fund, to reduce the assets to which underlying fund expenses could be allocated, and to reduce the rate of return for that underlying fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for an underlying fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.
Pass-Through Securities
The underlying funds, with the exception of the INTECH Funds, may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the underlying funds.
Agency Mortgage-Related Securities.  The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. An underlying fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.
The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
The Federal National Mortgage Association (“Fannie Mae”) issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.
In addition, the future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, to outright elimination of these entities. Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to
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address their structure, mission, portfolio limits, and guarantee fees, among other issues. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.
Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the underlying funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of an underlying fund, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by an underlying fund might be converted to cash, and the underlying fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit an underlying fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.
The underlying funds’ investments in mortgage-backed securities, including privately issued mortgage-related securities where applicable, may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
Asset-Backed Securities.  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.
Privately Issued Mortgage-Related Securities.  Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets an underlying fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. An underlying fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, Janus Capital determines that the securities meet the underlying fund’s quality standards. Securities issued by certain private organizations may not be readily marketable. An underlying fund will not purchase mortgage-related securities or any other assets which in Janus Capital’s opinion are illiquid if, as a result, more than 15% of the value of the underlying fund’s net assets will be illiquid.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do,
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have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the United States has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in an underlying fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
An underlying fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as an underlying fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as an underlying fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to an underlying fund’s industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, Janus Capital takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, an underlying fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Commercial Mortgage-Backed Securities.  An underlying fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and
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retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities.  Other mortgage-related securities in which an underlying fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including collateralized mortgage obligation residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. In addition, an underlying fund may invest in any combination of mortgage-related interest-only or principal-only debt.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Adjustable Rate Mortgage-Backed Securities.  An underlying fund may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Acquiring ARMBS permits an underlying fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, an underlying fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, an underlying fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Other Types of Pass-Through Securities.  The underlying funds, with the exception of the INTECH Funds, also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, an underlying fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the underlying funds’ prospectuses may apply.
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Investment Company Securities
Each Fund may invest up to 100% of its total assets in other Janus Henderson funds in reliance on Section 12(d)(1)(G) and Rule 12d1-2 of the 1940 Act.
From time to time, an underlying fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits an underlying fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of an underlying fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by an underlying fund having a value in excess of 10% of the underlying fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to an underlying fund if, after the sale: (i) the underlying fund owns more than 3% of the other investment company’s voting stock or (ii) the underlying fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The underlying funds may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). An underlying fund may invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. An underlying fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent an underlying fund invests in money market funds or other funds, such underlying fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that Janus Capital serves as the investment adviser to underlying funds or investment vehicles in which a Fund may invest, Janus Capital may have conflicting interests in fulfilling its fiduciary duties to both the Fund and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In July 2014, the SEC adopted amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1.00 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on money market funds is unclear; however, any impact on the trading and value of money market instruments as a result of the 2014 Amendments may negatively affect an underlying fund’s return potential. There are various compliance dates for the 2014 Amendments, with the latest being October 2016.
Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as an underlying fund, to acquire their securities in excess of the limits of the 1940 Act.
As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operation. The market prices of index-based investments and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an index-based investment or closed-end fund decreases below the price that an underlying fund paid for the shares and the underlying fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the underlying fund would experience a loss.
Exchange-Traded Notes
Certain underlying funds may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities, and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon
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payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in an underlying fund’s total return and as a result, a Fund’s total return. An underlying fund may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital or any applicable underlying subadviser, will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. As senior debt securities, ETNs rank above the issuing company’s other securities in the event of a bankruptcy or liquidation, which means an underlying fund would be in line to receive repayment of its investment before certain of the company’s other creditors. When an underlying fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on an underlying fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. An underlying fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Depositary Receipts
The underlying funds, including each INTECH Fund to the extent that they may be included in its respective named benchmark index, may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The underlying funds may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the underlying funds’ prospectuses.
U.S. Government Securities
To the extent permitted by its investment objective and policies, each underlying fund, particularly Janus Henderson Balanced Fund, Janus Henderson Flexible Bond Fund, Janus Henderson Global Bond Fund, Janus Henderson Global Unconstrained Bond Fund, Janus Henderson Multi-Sector Income Fund, Janus Henderson Real Return Fund, Janus Henderson Short-Term Bond Fund, and Janus Henderson Value Plus Income Fund, may invest in U.S. Government securities. The underlying INTECH Funds may have exposure to U.S. Government securities only to the extent the cash sweep program may invest in such instruments. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which an underlying fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which an underlying fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the underlying funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
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Inflation-Linked Securities
An underlying fund may invest in inflation-indexed securities, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to an underlying fund.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Municipal Obligations
The underlying funds, with the exception of the INTECH Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which an underlying fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), and private activity bonds. In addition, an underlying fund may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.
The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable an underlying fund to demand payment on short notice from the issuer or a financial intermediary.
An underlying fund may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, an underlying fund would hold the longer-term security, which could experience substantially more volatility.
Other Income-Producing Securities
Other types of income-producing securities that the underlying funds, with the exception of the INTECH Funds, may purchase include, but are not limited to, the following types of securities:
Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No underlying fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, an underlying fund could lose money, or its NAV could decline by the use of inverse floaters.
When-Issued, Delayed Delivery and Forward Commitment Transactions.  An underlying fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, an underlying fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities an underlying fund has committed to purchase prior to the time delivery of the securities is made. Because an underlying fund is not required to pay for the security until the delivery date, these risks
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are in addition to the risks associated with the underlying fund’s other investments. If the other party to a transaction fails to deliver the securities, an underlying fund could miss a favorable price or yield opportunity. If an underlying fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When an underlying fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the underlying fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, an underlying fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, an underlying fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.
An underlying fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.
Standby Commitments.  Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Strip Bonds.  Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender Option Bonds.  Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.
The underlying funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.
Variable and Floating Rate Obligations.  These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, an underlying fund could be adversely affected by the use of variable or floating rate obligations.
Real Estate Investment Trusts (“REITs”) and Real Estate-Linked Derivatives
Within the parameters of its specific investment policies, each of the underlying funds may invest in REITs. The underlying Janus Henderson Global Real Estate Fund may invest a significant amount of its assets in these types of securities. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, an underlying fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of an underlying fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.
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Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through an underlying fund, a shareholder will bear not only his or her proportionate share of the expenses of an underlying fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Mortgage Dollar Rolls
Certain underlying funds, particularly Janus Henderson Diversified Alternatives Fund, Janus Henderson Flexible Bond Fund, Janus Henderson Global Bond Fund, Janus Henderson Global Unconstrained Bond Fund, Janus Henderson High-Yield Fund, Janus Henderson Multi-Sector Income Fund, Janus Henderson Real Return Fund, and Janus Henderson Short-Term Bond Fund, may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, an underlying fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an underlying fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the underlying fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an underlying fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.
Under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, an underlying fund foregoes principal and interest paid on the mortgage-backed security. An underlying fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.
Successful use of mortgage dollar rolls depends on an underlying fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities an underlying fund is required to purchase may decline below the agreed upon repurchase price.
Loans
Certain underlying funds may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. To the extent an underlying fund invests in commercial loans, each of the underlying funds indicated will limit its investments in such loans to 20% or less of its total assets (Janus Henderson Adaptive Global Allocation Fund, Janus Henderson Balanced Fund, Janus Henderson Diversified Alternatives Fund, Janus Henderson Flexible Bond Fund, Janus Henderson Global Bond Fund, Janus Henderson Global Unconstrained Bond Fund, Janus Henderson High-Yield Fund, Janus Henderson Multi-Sector Income Fund, Janus Henderson Real Return Fund, Janus Henderson Short-Term Bond Fund, and Janus Henderson Value Plus Income Fund) or 5% or less of its total assets (Janus Henderson Global Technology Fund). The loans in which an underlying fund may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Some of an underlying fund’s bank loan investments may be deemed illiquid and therefore would be subject to the underlying fund’s limit of investing up to 15% of its net assets in illiquid securities, when combined with the underlying fund’s other illiquid investments.
Bank Loans.  Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings, and may be offered on a public or private basis. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged and may be distressed or involved in bankruptcy proceedings. The underlying funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. An underlying fund may also purchase interests and/or servicing or similar rights in such loans. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. To the extent an underlying fund invests in non-U.S.
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bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Some bank loans may be purchased on a “when-issued” basis.
When an underlying fund purchases an assignment, the underlying fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by an underlying fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, an underlying fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. An underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.
If an underlying fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. An underlying fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. An underlying fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by an underlying fund to receive scheduled interest or principal payments may adversely affect the income of the underlying fund and may likely reduce the value of its assets, which would be reflected by a reduction in the underlying fund’s NAV.
The borrower of a loan in which an underlying fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that an underlying fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in an underlying fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the underlying fund.
Bank Obligations.  Bank obligations in which the underlying funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Floating Rate Loans.  An underlying fund may invest in secured and unsecured floating rate loans. Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, an underlying fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the underlying fund, and the agent may determine to waive certain covenants contained in the loan agreement that the underlying fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the underlying fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform a credit analysis on the agent or other intermediate participants.
Floating rate loans have interest rates that adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset
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periods may increase fluctuations in an underlying fund’s NAV as a result of changes in interest rates. An underlying fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.
While the underlying funds generally expect to invest in fully funded term loans, certain of the loans in which the underlying funds may invest may not be fully funded at the time of investment. These types of loans include revolving loans, bridge loans, DIP loans, delayed funding loans, and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, an underlying fund would need to maintain assets sufficient to meet its contractual obligations. In cases where an underlying fund invests in revolving loans, bridge loans, DIP loans, delayed funding loans, or delayed draw term loans, the underlying fund will maintain high-quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to an underlying fund than investments in floating rate loans or other investments. Loans involving revolving credit facilities, bridge financing, DIP loans, delayed funding loans, or delayed draw terms may require an underlying fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, an underlying fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.
Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect an underlying fund’s return.
The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, an underlying fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Other Securities.  The underlying funds may invest in other types of securities including, but not limited to, subordinated or junior debt, mezzanine loans secured by the stock of the company that owns the assets, corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments), U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.
Confidential Information. With respect to certain loan transactions, including but not limited to private placements, an underlying fund may determine not to receive confidential information. Such a decision may place the underlying fund at a disadvantage relative to other investors in loans who determine to receive confidential information, as the underlying fund may be limited in its available investments or unable to make accurate assessments related to certain investments.
In cases where Janus Capital receives material, nonpublic information about the issuers of loans that may be held in an underlying fund’s holdings, Janus Capital’s ability to trade in these loans for the account of the underlying fund could potentially be limited by its possession of such information, to the extent required by applicable law. Such limitations on the ability to trade in the loans and/or other securities of the issuer could have an adverse effect on an underlying fund by, for example, preventing the underlying fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
In addition, because an underlying fund becomes a creditor of an issuer when holding a bond, Janus Capital may from time to time participate on creditor committees on behalf of the underlying funds. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose Janus Capital or an underlying fund to material non-public information of the issuer, restricting such underlying fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the underlying funds to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the underlying funds to expenses such
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as legal fees. Janus Capital will only participate on creditor committees on behalf of an underlying fund when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce an underlying fund’s rights as a creditor.
High-Yield/High-Risk Bonds
Within the parameters of its specific investment policies, each underlying fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba or lower by Moody’s Investors Service, Inc.). The underlying Janus Henderson Global Unconstrained Bond Fund and Janus Henderson High-Yield Fund may invest without limit in such bonds. The underlying Janus Henderson Real Return Fund may invest up to 90% of its net assets in such bonds. To the extent other underlying funds invest in high-yield/high-risk bonds (also known as “junk” bonds), under normal circumstances, each underlying fund will limit its investments in such bonds as indicated: 65% or less of its net assets (Janus Henderson Multi-Sector Income Fund), 35% or less of its net assets (Janus Henderson Balanced Fund, Janus Henderson Diversified Alternatives Fund, Janus Henderson Enterprise Fund, Janus Henderson Flexible Bond Fund, Janus Henderson Forty Fund, Janus Fund, Janus Henderson Global Bond Fund, Janus Henderson Global Life Sciences Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Research Fund, Janus Henderson Global Select Fund, Janus Henderson Global Technology Fund, Janus Henderson Growth and Income Fund, Janus Henderson Overseas Fund, Janus Henderson Research Fund, Janus Henderson Short-Term Bond Fund, Janus Henderson Triton Fund, Janus Twenty Fund, Janus Henderson Venture Fund, Janus Henderson Global Value Fund, Janus Henderson International Value Fund, and Janus Henderson Select Value Fund), 20% or less of its net assets (Janus Henderson Adaptive Global Allocation Fund, Janus Henderson Asia Equity Fund, Janus Henderson Contrarian Fund, Janus Emerging Markets Fund, Janus International Equity Fund, Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, and Janus Henderson Small Cap Value Fund), or 50% or less of the fixed-income portion of its net assets (Janus Henderson Value Plus Income Fund). The underlying INTECH Funds do not intend to invest in high-yield/high-risk bonds.
Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an underlying fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.
An underlying fund may also invest in unrated bonds of foreign and domestic issuers. For the underlying funds subject to such limit, unrated bonds will be included in each underlying fund’s limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. An underlying fund’s portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this SAI for a description of bond rating categories.
Defaulted Securities
An underlying fund may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the underlying funds subject to such limit, defaulted securities will be included in each underlying fund’s limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers’ and/or investment personnel’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Financial and Market Risks.  Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such
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securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
Disposition of Portfolio Securities.  Although the underlying funds generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The underlying funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit an underlying fund’s ability to readily dispose of securities to meet redemptions.
Other.  Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the underlying funds.
Futures, Options, and Other Derivative Instruments
Certain underlying funds may invest in various types of derivatives, which may at times result in significant derivative exposure. The underlying INTECH Funds may invest, to a limited extent, in certain types of derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A derivative is a financial instrument whose performance is derived from the performance of another asset. An underlying fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. The underlying funds may also invest in long-term equity anticipation securities (“LEAPS”). LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for an underlying fund to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices.
An underlying fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When an underlying fund invests in a derivative for speculative purposes, the underlying fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. An underlying fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. An underlying fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Income Dividends, Capital Gains Distributions, and Tax Status.”)
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose an underlying fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:
Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the underlying fund.
Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
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Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
In an effort to mitigate credit risk associated with derivatives traded OTC, an underlying fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the underlying fund may require the counterparty to post collateral if the underlying fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.
Futures Contracts.  Certain underlying funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the underlying fund and the Internal Revenue Code), or contracts based on interest rates and financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the LIBOR interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
Neither the CFTC, National Futures Association (“NFA”), SEC, nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, an underlying fund’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, an underlying fund that trades foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, such underlying fund may not have the protection of the U.S. securities laws.
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the underlying funds. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of an underlying fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of an underlying fund, the underlying fund may be entitled to return of margin owed to such underlying fund only in proportion to the amount received by the FCM’s other customers. Janus Capital or the subadviser (if applicable) will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the underlying funds do business.
The Funds have filed notices of eligibility for exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 of the Commodity Exchange Act and, therefore, the Funds are not subject to regulation as commodity pool operators under the Commodity Exchange Act. The underlying funds in which the Funds invest may enter into futures contracts and related options as permitted under Rule 4.5. Amendments to Rule 4.5 adopted in 2012, however, narrowed the exemption from the definition of commodity pool operator and effectively imposed additional restrictions on
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the Funds’ indirect exposure to futures, options, and swaps. A Fund will become subject to increased CFTC regulation if the underlying funds in which a Fund invests collectively hold more than a prescribed level of assets in such instruments, or if the Fund markets itself as providing investment exposure to these instruments. If a Fund cannot meet the requirements of Rule 4.5, Janus Capital and the Fund would need to comply with certain disclosure, reporting, and recordkeeping requirements. Such additional requirements would potentially increase a Fund’s expenses, which could negatively impact the Fund’s returns. Janus Capital is registered as a commodity pool operator in connection with the operation of one or more other Janus Henderson mutual funds which do not qualify for the Rule 4.5 exemption. Additionally, the underlying funds in which the Funds invest may in turn invest in certain securitized vehicles and/or mortgage REITs that may invest in commodity-related investments and which, in turn, may be considered commodity pools. Janus Capital has no transparency into the holdings of these pooled investment vehicles in which the underlying funds may invest. Therefore, Janus Capital has filed a claim with the CFTC to rely on available relief to delay any regulation as a “commodity pool operator” with respect to the Funds which expires six months from the date on which the CFTC issues additional guidance on the treatment of commodity-related investments held by such pooled investment vehicles. To date, the CFTC has not issued additional guidance with respect to such investments.
The underlying funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. An underlying fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if an underlying fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the underlying fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the underlying fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. An underlying fund may also use this technique with respect to an individual company’s stock. Conversely, if an underlying fund holds stocks and seeks to protect itself from a decrease in stock prices, the underlying fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if an underlying fund holds an individual company’s stock and expects the price of that stock to decline, the underlying fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. An underlying fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.
With the exception of the INTECH Funds, if an underlying fund owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, the underlying fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the underlying fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of the underlying fund’s interest rate futures contract would increase, thereby keeping the NAV of the underlying fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, the underlying fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although an underlying fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If the portfolio managers’ and/or investment personnel’s view about the direction of interest rates is incorrect, an underlying fund may incur a loss as the result of investments in interest rate futures.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.
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Futures contracts entail risks. There is no guarantee that derivative investments will benefit the underlying funds. An underlying fund’s performance could be worse than if the underlying fund had not used such instruments. For example, if an underlying fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the underlying fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if an underlying fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the underlying fund.
The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to an underlying fund will not match exactly the underlying fund’s current or potential investments. An underlying fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of the underlying fund’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with an underlying fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between an underlying fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. An underlying fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in an underlying fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the underlying fund’s other investments.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for an underlying fund to enter into new positions or close out existing positions.
Options on Futures Contracts.  The underlying funds may buy and write put and call options on futures contracts with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives an underlying fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when an underlying fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, an underlying fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the underlying fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, an underlying fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the underlying fund is considering buying. If a call or put option an underlying fund has written is exercised, the underlying fund will incur a loss
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which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, an underlying fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, an underlying fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.
The amount of risk an underlying fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.
Forward Contracts.  A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The underlying funds, with the exception of the INTECH Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.
The following discussion summarizes the underlying funds’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). An underlying fund may enter into forward currency contracts with stated contract values of up to the value of the underlying fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). An underlying fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. An underlying fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). An underlying fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. An underlying fund also may enter into a forward currency contract with respect to a currency where the underlying fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances an underlying fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, an underlying fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio.
These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on an underlying fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting an underlying fund’s currency exposure from one foreign currency to another removes the underlying fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the underlying fund if its portfolio managers’ and/or investment personnel’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause an underlying fund to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for an underlying fund than if it had not entered into such contracts.
At the maturity of a currency or cross currency forward, an underlying fund may exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the underlying fund may enter into a closing transaction involving the
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purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. An underlying fund may also enter into forward currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities.
Forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes. However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
As a result of current or future regulation, an underlying fund’s ability to utilize forward contracts may be restricted. In addition, an underlying fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge underlying fund assets.
Options on Foreign Currencies.  The underlying funds, with the exception of the INTECH Funds, may buy and write options on foreign currencies either on exchanges or in the OTC market in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, an underlying fund may buy put options on the foreign currency. If the value of the currency declines, the underlying fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.
Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an underlying fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to an underlying fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, an underlying fund could sustain losses on transactions in foreign currency options that would require the underlying fund to forego a portion or all of the benefits of advantageous changes in those rates.
The underlying funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, an underlying fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, an underlying fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the underlying fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and the underlying fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, an underlying fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
The underlying funds may write covered call options on foreign currencies. A call option written on a foreign currency by an underlying fund is “covered” if the underlying fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if an underlying fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the underlying fund in cash or other liquid assets in a segregated account with the underlying fund’s custodian.
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The underlying funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which an underlying fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the underlying fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.
Eurodollar Instruments.  The underlying funds, with the exception of the INTECH Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. An underlying fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments.  Unlike transactions entered into by the underlying funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of non-deliverable forwards) or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.
Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting an underlying fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.
In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in an underlying fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.
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Options on Securities.  In an effort to increase current income and to reduce fluctuations in NAV, the underlying funds, with the exception of the INTECH Funds, may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The underlying funds may write and buy options on the same types of securities that the underlying funds may purchase directly. The underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.
An underlying fund may cover its obligations on a put option by segregating cash or other liquid assets with the underlying fund’s custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. An underlying fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by the underlying fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
An underlying fund may cover its obligations on a call option by segregating cash or other liquid assets with the underlying fund’s custodian for a value equal to: (i) the current market value, marked-to-market daily, of the underlying security (but not less than the full notional value of the call) for physically settled options; or (ii) the in-the-money value of the call for cash settled options. An underlying fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the underlying fund’s custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by the underlying fund in cash or other liquid assets in a segregated account with its custodian.
An underlying fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.
The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.
The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.
In the case of a written call option, effecting a closing transaction will permit an underlying fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit an underlying fund to write another put option to the extent that the exercise price is secured by
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deposited liquid assets. Effecting a closing transaction also will permit an underlying fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If an underlying fund desires to sell a particular security from its portfolio on which it has written a call option, the underlying fund will effect a closing transaction prior to or concurrent with the sale of the security.
An underlying fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. An underlying fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the underlying fund.
An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, an underlying fund may not be able to effect closing transactions in particular options and the underlying fund would have to exercise the options in order to realize any profit. If an underlying fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
An underlying fund may write options in connection with buy-and-write transactions. In other words, an underlying fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, an underlying fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the underlying fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.
The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and an underlying fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the underlying fund may elect to close the position or take delivery of the security at the exercise price and the underlying fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.
An underlying fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the underlying fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.
An underlying fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the underlying fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the underlying fund.
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An underlying fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that an underlying fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.
Options on Securities Indices.  The underlying funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.
Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.
Options on Non-U.S. Securities Indices.  The underlying funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The underlying funds may also purchase and write OTC options on foreign securities indices.
The underlying funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The underlying funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.
Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the underlying funds generally will only purchase or write such an option if Janus Capital or the subadviser, as applicable, believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The underlying funds will not purchase such options unless Janus Capital or the subadviser, as applicable, believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.
Price movements in an underlying fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. An underlying fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.
In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.
Other Options.  In addition to the option strategies described above and in the prospectuses, certain underlying funds, with the exception of the INTECH Funds, may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. An underlying fund may treat such instruments as
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illiquid and will limit its investments in such instruments to no more than 15% of its net assets, when combined with all other illiquid investments of the underlying fund. An underlying fund may use exotic options to the extent that they are consistent with the underlying fund’s investment objective and investment policies, and applicable regulations.
An underlying fund may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.
Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow an underlying fund to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.
Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds, and currencies.
Swaps and Swap-Related Products.  The underlying funds, with the exception of the INTECH Funds, may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps; equity swaps; interest rate swaps; commodity swaps; credit default swaps, including index credit default swaps (“CDXs”) and other event-linked swaps; swap agreements on security or commodity indices; swaps on ETFs; and currency swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). To the extent an underlying fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. In addition, the underlying Janus Henderson Global Unconstrained Bond Fund may enter into single-name credit default swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. An underlying fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the underlying fund. An underlying fund will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the underlying fund receiving or paying, as the case may be, only the net amount of the two payments).
Swap agreements entail the risk that a party will default on its payment obligations to an underlying fund. If there is a default by the other party to such a transaction, the underlying fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that an underlying fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be centrally cleared. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.
Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for an underlying fund. For example, swap execution facilities typically charge fees, and if an underlying fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, an underlying fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the underlying fund’s behalf, against any losses or costs that may be incurred as a result of the underlying fund’s transactions
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on the swap execution facility. If an underlying fund wishes to execute a package of transactions that includes a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the underlying fund could not execute all components of the package on the swap execution facility. In that case, the underlying fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the underlying fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the underlying fund with an unhedged position for a period of time.
An underlying fund normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital’s guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser, as applicable, will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.
The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than other types of swaps.
There is no limit on the number of total return, equity, or interest rate swap transactions that may be entered into by an underlying fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by an underlying fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that an underlying fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, the underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. An underlying fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described under “Segregation of Assets.” Certain swaps, such as total return swaps, may add leverage to an underlying fund because, in addition to its total net assets, an underlying fund may be subject to investment exposure on the notional amount of the swap.
Another form of a swap agreement is the credit default swap. An underlying fund may enter into various types of credit default swap agreements (with notional values not to exceed 10% of the net assets of the underlying fund; without limit for the underlying Janus Henderson Adaptive Global Allocation Fund and Janus Henderson Global Unconstrained Bond Fund), including OTC credit default swap agreements, for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, an underlying fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the underlying fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the underlying fund would keep the stream of payments and would have no payment obligations. As the seller, the underlying fund would effectively add leverage to its portfolio because, in addition to its total net assets, the underlying fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that an underlying fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. An underlying fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the underlying fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the underlying fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.
Credit default swap agreements may involve greater risks than if an underlying fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. An underlying fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the underlying fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the underlying fund,
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coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the underlying fund.
An underlying fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) CDXs or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.
An underlying fund investing in CDXs is normally only permitted to take long positions in these instruments. An underlying fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. An underlying fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the underlying fund. By investing in CDXs, an underlying fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.
Regulations enacted by the CFTC under the Dodd-Frank Act require the underlying funds to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, an underlying fund will submit the swap to, and post collateral with, an FCM that is a clearinghouse member. Alternatively, an underlying fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. An underlying fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the underlying funds to losses, increase their costs, or prevent the underlying funds from entering or exiting swap positions, accessing collateral, or fully implementing their investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.
Options on Swap Contracts.  Certain underlying funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.
Synthetic Equity Swaps.  An underlying fund may enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and an underlying fund will either pay or receive the net amount. An underlying fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.
Structured Investments.  A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.
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Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify an underlying fund’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.
Certain underlying funds may invest in commodity-linked or commodity index-linked securities which have principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices, such as the Goldman Sachs Commodities Index. They are sometimes referred to as structured investments because the terms of the instrument may be structured by the issuer of the instrument and the purchaser of the instrument. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index or investment. An underlying fund’s investment in these instruments exposes the underlying fund and the Fund to the commodities market and the risks associated with commodities underlying the instrument without investing directly in physical commodities. An underlying fund’s indirect exposure to commodities may be limited by the underlying fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.
Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, an underlying fund’s ability to resell such a structured instrument may be more limited than its ability to resell other underlying fund securities. The underlying funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each underlying fund’s net assets, when combined with all other illiquid investments of the underlying fund. The underlying INTECH Funds do not intend to invest in structured investments.
Market Events.  The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the underlying funds, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude an underlying fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.
The enactment of the Dodd-Frank Act provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the underlying funds and the investment management industry as a whole is not yet certain.
Portfolio Turnover
The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by a Fund were replaced once during the fiscal year. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of a Fund’s investments, and the investment style and/or outlook of the portfolio managers. A Fund’s portfolio turnover rate may be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction
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costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. The following table summarizes the portfolio turnover rates for the Funds for the last two fiscal years.
Fund Name	Portfolio Turnover Rate for the fiscal year ended June 30, 2016	Portfolio Turnover Rate for the fiscal year ended June 30, 2015
Janus Henderson Global Allocation Fund – Conservative	5%	20%
Janus Henderson Global Allocation Fund – Moderate	5%	21%
Janus Henderson Global Allocation Fund – Growth	6%	19%

Portfolio Holdings Disclosure Policies and Procedures
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-800-525-0020 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janushenderson.com/info (or under each Fund’s Holdings & Details tab at janushenderson.com/allfunds if you hold Class D Shares).
Each Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.
•	Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. Certain underlying funds may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors provided at calendar quarter-end may include the percentage of contribution/detraction to an underlying fund’s performance. In addition, certain underlying funds’ top/bottom fixed-income issuers ranked by performance attribution, including the percentage of attribution to fund performance, average fund weighting, and other relevant data points, may be provided monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds.
The Janus Henderson funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus Henderson funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding
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disclosure of a Janus Henderson fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus Henderson fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in fund shares.
Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer or Ethics Committee that a Janus Henderson fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus Henderson funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.
Under extraordinary circumstances, Janus Capital’s Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus Henderson funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus Henderson funds shall be pre-approved by the Chief Compliance Officer or a designee.
To the best knowledge of the Janus Henderson funds, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or Janus Capital, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of one or more subadvisers and their products.
Name	Frequency	Lag Time
Adviser Compliance Associates, LLC	As needed	Current
Alan Biller and Associates	Quarterly	Current
Allianz Investment Management LLC	As needed	Current
ALPS Distributors, Inc.	As needed	Current
AnchorPath Financial, LLC	As needed	Current
Aon Hewitt	As needed	Current
Athena Investment Services	As needed	Current
Barclays Risk Analytics and Index Solutions Limited	Daily	Current
Barra, Inc.	Daily	Current
Bloomberg Finance L.P.	Daily	Current
BNP Paribas	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Securities Corp.	Daily	Current
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Carr Communications NYC, LLC	As needed	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
Command Financial Press Corporation	As needed	2 days
Consulting Services Group, LLC	As needed	Current
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
DeMarche Associates	As needed	Current
Deutsche Bank AG, New York Branch	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
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Name	Frequency	Lag Time
Eagle Investment Systems LLC	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Financial Models Company, Inc.	As needed	Current
FlexTrade LLC	Daily	Current
Frank Russell Company	As needed	Current
FrontSide Analytics, LLC	Daily	Current
HedgeFacts	Weekly	7 days
HeterMedia Services Limited	Monthly	Current
Horizon Investments, LLC	As needed	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
Interactive Data (Europe) Limited	Quarterly	10 days
Interactive Data Pricing and Reference Data LLC	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
J.P. Morgan Securities LLC	As needed	Current
Jeffrey Slocum & Associates, Inc.	As needed	Current
KPMG LLP	As needed	Current
LendAmend LLC	As needed	Current
Lipper Inc.	Quarterly	Current
Marco Consulting Group, Inc.	Monthly	Current
Marquette Associates	As needed	Current
Markit EDM Limited	Daily	Current
Markit Loans, Inc.	Daily	Current
Mercer Investment Consulting, Inc.	As needed	Current
Merrill Communications LLC	Quarterly	Current
MIO Partners, Inc.	As needed	Current
Momentum Global Investment Management	As needed	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Morningstar, Inc.	As needed	30 days
New England Pension Consultants	Monthly	Current
Nomura Funds Research & Technologies America Inc.	As needed	Current
Omgeo LLC	Daily	Current
Pacific Life	As needed	Current
Perficient, Inc.	As needed	Current
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
Protiviti, Inc.	As needed	Current
RR Donnelley and Sons Company	Daily	Current
R.V. Kuhns & Associates	As needed	Current
Rocaton Investment Advisors, LLC	As needed	Current
Rogerscasey, Inc.	Quarterly	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
SEI Investments	As needed	Current
Serena Software, Inc.	As needed	Current
SimCorp USA, Inc.	As needed	Current
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Name	Frequency	Lag Time
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
State Street Bank and Trust Company	Daily	Current
State Street Global Advisors	Monthly	Current
Stratford Advisory Group, Inc.	As needed	Current
Summit Strategies Group	Monthly; Quarterly	Current
The Ohio National Life Insurance Company	As needed	Current
Thomson Reuters (Markets) LLC	Daily	Current
Thrivent Financial for Lutherans	As needed	Current
Top Five Solutions LLC	As needed	Current
Tower Investment	As needed	30 days
Towers Watson	As needed	Current
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
UBS Global Asset Management	As needed	Current
Wachovia Securities LLC	As needed	Current
Wall Street On Demand, Inc.	Monthly; Quarterly	30 days; 15 days
Wilshire Associates Incorporated	As needed	Current
Wolters Kluwer Financial Services, Inc.	Monthly	Current
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information. Under no circumstance does Janus Capital, a Janus Henderson mutual fund, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.
Janus Capital manages other accounts such as separately managed accounts, other pooled investment vehicles, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus Henderson funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds’ portfolio holdings disclosure policies.

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Investment adviser

Investment Adviser – Janus Capital Management LLC
As stated in the Prospectuses, each Fund and each underlying fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”).
Each Fund’s Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Funds’ Trustees who are not parties to the Advisory Agreements or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Funds’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Fund. Each Advisory Agreement: (i) may be terminated, without the payment of any penalty, by a Fund’s Trustees, or the vote of at least a majority of the outstanding voting securities of a Fund, or Janus Capital, on 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of that Fund.
Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds’ investments and provide certain other advisory-related services. Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Funds. Janus Capital does not receive compensation for serving as administrator and it bears the expenses related to operation of the Funds, such as, but not limited to, custody, fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. Each Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Funds; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of each Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds.
Many of these costs vary from year to year which can make it difficult to predict the total impact to your Fund’s expense ratio, in particular during times of declining asset values of the Funds. As discussed in this section, Janus Capital has delegated certain management duties for certain underlying funds to INTECH, Janus Singapore, and Perkins pursuant to subadvisory agreements (“Sub-Advisory Agreements”) between Janus Capital and each subadviser.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. The order also permits a Fund to disclose subadvisers’ fees only in the aggregate. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Shareholders of each Fund have approved the use of a manager-of-managers structure. The terms of the exemptive order that are discussed above also apply to the underlying funds because they are managed by Janus Capital. Refer to the underlying funds’ SAIs for additional detail.
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A discussion regarding the basis for the Trustees’ approval of the Funds’ Investment Advisory Agreements is included in each Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). The reports are also available, free of charge, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).
The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund and is calculated at the annual rate of 0.05%.
Expense Limitations
Janus Capital agreed by contract to waive the advisory fee payable by each Fund, or reimburse expenses, in an amount equal to the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Funds, refer to the “Fees and Expenses of the Fund” table in the Fund Summary of each Prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue each waiver until at least November 1, 2017.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Global Allocation Fund – Conservative	0.14
Janus Henderson Global Allocation Fund – Moderate	0.12
Janus Henderson Global Allocation Fund – Growth	0.14

The Funds benefit from the investment advisory services provided to the underlying funds and, as shareholders of those underlying funds, indirectly bear a proportionate share of those underlying funds’ advisory fees.
The following table summarizes the investment advisory fees paid by each Fund and any advisory fee waivers pursuant to the investment advisory fee agreement in effect during the last three fiscal years ended June 30.
	2016		2015		2014
Fund Name	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)
Janus Henderson Global Allocation Fund – Conservative	$133,333	$ —	$149,385	$—	$144,405	$—
Janus Henderson Global Allocation Fund – Moderate	$141,607	– $25,621	$161,340	$—	$155,101	$—
Janus Henderson Global Allocation Fund – Growth	$124,251	– $13,534	$138,724	$—	$132,399	$—

Underlying Funds
Janus Capital also receives an investment advisory fee for managing the underlying funds. Each underlying fund pays a monthly investment advisory fee to Janus Capital for its services. For those with an annual fixed-rate fee, the fee is based on the average daily net assets of each underlying fund and is calculated at an annual rate for each underlying fund. Certain underlying funds have a performance-based fee structure. These underlying funds pay a fee that may adjust up or down based on the underlying fund’s performance relative to its benchmark index. For more information regarding the underlying funds’ investment advisory fees and expense limitations, please refer to the underlying funds’ prospectuses and statements of additional information.
Subadvisers of Certain Underlying Funds
Janus Capital has entered into Sub-Advisory Agreements on behalf of the underlying Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, Janus Henderson U.S. Core Fund, and Janus Henderson U.S. Managed Volatility Fund with INTECH. Janus Capital, not the underlying funds, pays INTECH a subadvisory fee for services provided to the underlying INTECH Funds.
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Janus Capital has entered into Sub-Advisory Agreements on behalf of the underlying Janus Henderson Asia Equity Fund and Janus Emerging Markets Fund with Janus Singapore. Janus Capital, not the underlying funds, pays Janus Singapore a subadvisory fee for services provided to the underlying Janus Henderson Asia Equity Fund and Janus Emerging Markets Fund.
Effective on or about June 5, 2017, Janus Capital entered into Sub-Advisory Agreements on behalf of the underlying Janus Henderson Asia Equity Fund and Janus Henderson Global Real Estate Fund with Henderson Investment Management Limited (“HIML”). Janus Capital, not the underlying funds, pays HIML a subadvisory fee for services provided to the underlying Janus Henderson Asia Equity Fund and Janus Henderson Global Real Estate Fund.
Janus Capital has entered into Sub-Advisory Agreements, on behalf of the underlying Janus Henderson Global Value Fund, Janus Henderson International Value Fund, Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Select Value Fund, Janus Henderson Small Cap Value Fund, and Janus Henderson Value Plus Income Fund, with Perkins. Janus Capital, not the underlying funds, pays Perkins a subadvisory fee for services provided to the underlying Value Funds.
Payments to Financial Intermediaries By Janus Capital or Its Affiliates
In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell certain classes of Shares of Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A Shares and Class C Shares, and for certain financial intermediaries with advisory platforms, Class I Shares, are AIG Advisor Group, Inc. and its broker-dealer subsidiaries; Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley Smith Barney, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; and Wells Fargo Advisors, LLC and its broker-dealer affiliates. These fees may be in addition to fees paid from a Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.
In addition, for all share classes (with the exception of Class D Shares and Class N Shares), Janus Capital, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other non-distribution related shareholder or administrative services in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid from a Fund’s assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.
Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business
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building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you.
Additional Information About Janus Capital
Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.
With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital and Perkins, an account may participate in a Primary Offering if the portfolio managers and/or investment personnel believe the Primary Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. The Primary Offering allocation procedures generally require that all securities purchased in a Primary Offering be allocated to all
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participating accounts based upon a portfolio manager’s or the investment personnel’s initial indication of interest (i.e., the desired number of securities or the aggregate amount to be invested). To the extent a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund participates in a Primary Offering, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund.
Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes. In certain circumstances, and subject to the Primary Offering allocation procedures, Janus Capital may deviate from these procedures to account for allocation sizes that are deemed, by the portfolio managers and/or investment personnel, to be de minimis to certain eligible accounts or to address situations specific to individual accounts (e.g., cash limitations, position weightings, etc.). Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.
In connection with investment in People’s Republic of China (“PRC”) local market securities, Janus Capital has developed Qualified Foreign Institutional Investor (“QFII”) allocation procedures to address potential conflicts of interest and to equitably and effectively administer QFII operations and the allocation of available investment quota. Janus Capital seeks to allocate quota and administer its QFII role in the best interests of various participating accounts. The procedures also seek to address and mitigate instances where conflicts of interest could exist with regard to the repatriation of assets. Janus Capital will seek to make quota allocation decisions and administer its QFII role without regard to any potential loss of quota which may occur if participating accounts determine to repatriate assets and there is not sufficient interest across other accounts to utilize the available quota. The procedures address additional considerations related to a given account’s objectives, policies and strategies. Janus Capital will consider, among other things, the appropriateness of investment in PRC local market securities in light of the objective, investment time horizon and risk management objectives of the account, whether the account’s liquidity position after a desired quota allocation would continue to maintain a level deemed to be adequate, and whether the desired quota allocation is deemed to be de minimis and the resulting burdens on administration and custody costs to the account outweigh perceived benefit of an investment.
Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.
Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.
The Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.
Pursuant to the provisions of the 1940 Act, Janus Henderson mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
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Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.
The officers and Trustees of the Funds may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Funds and the underlying funds. The Trustees intend to address any such conflicts as deemed appropriate.
Janus Capital Ethics Rules
Janus Capital and Janus Henderson Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Policy, Gift and Entertainment Policy, and Outside Business Activity Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Henderson Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.
Under the Personal Trading Policy, all Janus Capital and Janus Henderson Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Henderson Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Personal Trading Policy. All personnel of Janus Capital, Janus Henderson Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Trading Policy.
In addition to the pre-clearance requirement described above, the Personal Trading Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Trading Policy and under certain circumstances Janus Capital and Janus Henderson Distributors personnel may be required to forfeit profits made from personal trading.
Proxy Voting Policies and Procedures
Each Fund’s Trustees have delegated to Janus Capital or an underlying fund’s subadviser, as applicable, the authority to vote all proxies relating to such Fund’s portfolio securities in accordance with Janus Capital’s or the applicable subadviser’s own policies and procedures. Summaries of Janus Capital’s and the applicable subadviser’s policies and procedures are available without charge: (i) upon request, by calling 1-800-525-0020; (ii) on the Funds’ website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.
A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janushenderson.com/proxyvoting.
Each Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janushenderson.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.
Janus Capital Management LLC Proxy Voting Summary For Mutual Funds
Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.
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Proxy Voting Procedures
Janus Capital has developed proxy voting guidelines (the “Janus Guidelines”) that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital’s portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Proxy Voting Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Proxy Voting Committee establishes its recommendations and revises the Janus Guidelines, they are distributed to Janus Capital’s portfolio managers for review and implementation. Mutual fund proxies are generally voted in accordance with the Janus Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.
While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital’s portfolio managers, it does not have proxy voting authority for any proprietary or nonproprietary mutual fund. In addition, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service provides research and recommendations on proxy issues. Janus Capital’s portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Certain funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. The portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager has discretion to vote differently than the Janus Guidelines.
The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Janus Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.
The Funds own shares in underlying funds. If an underlying fund has a shareholder meeting, the Funds normally would vote their shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund.
Proxy Voting Policies
As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.
Board of Directors Issues
Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
Auditor Issues
Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.
Equity and Executive Compensation Issues
Janus Capital reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Janus Capital will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount
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calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Capital will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Janus Capital).
General Corporate Issues
Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.
Shareholder Proposals
If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital’s first priority is to act as a fiduciary in the best financial interests of its clients. Janus Capital recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus Capital strives to balance these issues in a manner consistent with its fiduciary obligations. Janus Capital will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Janus Capital will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

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Custodian, transfer agent, and certain affiliations

State Street Bank and Trust Company (“State Street”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds, the underlying funds, and of an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Funds’ Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.
Deutsche Bank AG (“Deutsche Bank”) acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement (“Lending Agreement”). In addition, The Bank of New York Mellon and JPMorgan Chase Bank may act as limited purpose subcustodians in connection with certain reverse repurchase transactions completed in connection with the Lending Agreement.
Janus Services LLC (“Janus Services”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Funds’ and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other non-distribution related shareholder services for the Funds.
Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class D Shares of the Funds pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of each Fund for shareholder services provided by Janus Services.
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Funds. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.
Shareholder services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.
For the fiscal years ended June 30, the total amounts paid by Class D Shares, Class S Shares, and Class T Shares of the Funds to Janus Services for administrative services are summarized below. For Class S Shares and Class T Shares, Janus Services pays out all or substantially all of the amount reflected as compensation to broker-dealers and service providers. Amounts for certain Funds and/or share classes may include the reimbursement of administrative services fees by Janus Capital to the Funds.
	2016	2015	2014
Fund Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Janus Henderson Global Allocation Fund – Conservative
Class D Shares	$238,817	$271,334	$269,579
Class S Shares	$ 5,111	$ 5,309	$ 4,198
Class T Shares	$ 75,282	$ 76,123	$ 43,334
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	2016	2015	2014
Fund Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Janus Henderson Global Allocation Fund – Moderate
Class D Shares	$275,253	$317,250	$313,872
Class S Shares	$ 7,318	$ 7,543	$ 6,950
Class T Shares	$ 56,507	$ 61,685	$ 39,540
Janus Henderson Global Allocation Fund – Growth
Class D Shares	$254,043	$287,341	$281,761
Class S Shares	$ 6,839	$ 5,414	$ 4,398
Class T Shares	$ 47,639	$ 49,176	$ 28,474

Janus Services is compensated for its services related to Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders.
Through Janus Services, the Funds pay DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for certain broker-controlled accounts and closed accounts. These fees are in addition to any administrative services fees paid to Janus Services. The Funds also use and pay for DST systems to track and process contingent deferred sales charges. These fees are only charged to classes of the Funds with contingent deferred sales charges, as applicable.
Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds and the underlying funds. Janus Henderson Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Henderson Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Henderson Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Henderson Distributors continuously offers each Fund’s Shares and accepts orders at NAV per share of the relevant class. The cash-compensation amount or rate at which Janus Henderson Distributors’ registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

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Portfolio transactions and brokerage

The Funds will purchase and sell the principal portion of their Fund securities (i.e., shares of the underlying funds) by dealing directly with the issuer of the underlying funds. As such, the Funds are not expected to incur brokerage commissions.
Except for certain underlying subadvised funds, Janus Capital places all portfolio transactions of the underlying funds and has a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed in the underlying funds’ statements of additional information) provided that Janus Capital may occasionally pay higher commissions for research services. For more information regarding the brokerage commissions paid by the underlying funds, please refer to the underlying funds’ prospectuses and statements of additional information.

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Shares of the trust

Net Asset Value Determination
As stated in the Funds’ Prospectuses, the net asset value (“NAV”) of the Shares of each class of each Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. The assets of each Fund consist of shares of the underlying funds, which are valued at their respective NAVs. The per share NAV for each class of each underlying fund is computed by dividing the total value of an underlying fund’s securities and other assets allocated to the class, less liabilities allocated to the class, attributable to the underlying fund, by the total number of outstanding shares for the class. Securities held by the underlying funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each underlying fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value.
Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The underlying funds use systematic fair valuation models provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund’s NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
To the extent there are any errors in a Fund’s NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.
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Purchases
With the exception of Class D Shares and Class I Shares, Shares of the Funds can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and Class I Shares may be purchased directly with the Funds in certain circumstances as provided in the Funds’ Prospectuses. Not all financial intermediaries offer all classes. Shares or classes of the Funds may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Funds’ expenses. Certain Shares or classes of the Funds may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. Under certain circumstances, the Funds may permit an in-kind purchase of Class A Shares, Class C Shares, Class I Shares, Class S Shares, or Class T Shares.
Certain designated organizations are authorized to receive purchase orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value Determination.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Funds’ Prospectuses will provide you with detailed information about investing in the Funds.
Janus Capital has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
Class A Shares
The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Henderson Distributors, the Trust’s distributor, as shown in the table, except where Janus Henderson Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Henderson Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.
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Amount of Purchase at Offering Price	Sales Charge as a Percentage of Offering Price*	Sales Charge as a Percentage of Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.75%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.60%
$1,000,000 but under $4,000,000**	0.00%	0.00%	1.00%
$4,000,000 but under $10,000,000**	0.00%	0.00%	0.50%
$10,000,000 and above**	0.00%	0.00%	0.25%
*	Offering Price includes the initial sales charge.
**	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Funds and other Janus Henderson funds that are offered with a sales charge to take advantage of lower sales charges.
The following table shows the aggregate amount of underwriting commissions paid to Janus Henderson Distributors from proceeds of initial sales charges paid by investors on Class A Shares (substantially all of which were paid out to financial intermediaries) for the fiscal years ended June 30.
	Aggregate Sales Commissions
Fund Name	2016	2015	2014
Janus Henderson Global Allocation Fund – Conservative
Class A Shares	$20,310	$24,554	$21,067
Janus Henderson Global Allocation Fund – Moderate
Class A Shares	$25,066	$66,365	$70,622
Janus Henderson Global Allocation Fund – Growth
Class A Shares	$15,819	$26,397	$37,906

During the fiscal years ended June 30, Janus Henderson Distributors retained the following upfront sales charges.
	Upfront Sales Charges
Fund Name	2016	2015	2014
Janus Henderson Global Allocation Fund – Conservative
Class A Shares	$2,899	$ 4,117	$ 3,045
Janus Henderson Global Allocation Fund – Moderate
Class A Shares	$4,754	$10,312	$13,017
Janus Henderson Global Allocation Fund – Growth
Class A Shares	$2,433	$ 3,857	$ 6,236

Class C Shares, Class D Shares, Class I Shares, Class S Shares, and Class T Shares
Class C Shares, Class D Shares, Class I Shares, Class S Shares, and Class T Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.
Janus Henderson Distributors also receives amounts pursuant to Class A Share, Class C Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the “Distribution and Shareholder Servicing Plans” and “Redemptions” sections, respectively, of this SAI.
Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.
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Distribution and Shareholder Servicing Plans
Class A Shares and Class S Shares
As described in the Prospectus, Class A Shares and Class S Shares have each adopted distribution and shareholder servicing plans (the “Class A Plan” and “Class S Plan,” respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares of a Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares or Class S Shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Henderson Distributors, the Funds’ distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares and Class S Shares, which became effective on July 6, 2009.
Class C Shares
As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in the sale of Class C Shares of such Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.
The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Henderson Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.
Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
For the fiscal year ended June 30, 2016, under each Class’ respective Plan, Class A Shares, Class C Shares, and Class S Shares of the Funds in total paid $452,441 to Janus Henderson Distributors (substantially all of which Janus Henderson Distributors
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paid out as compensation to broker-dealers and other service providers). The dollar amounts and the manner in which these 12b-1 payments were spent are summarized below.
Fund Name	Advertising and Literature	Prospectus Preparation, Printing and Mailing	Payment to Brokers
Janus Henderson Global Allocation Fund – Conservative
Class A Shares	$0	$0	$ 29,598
Class C Shares	$0	$0	$159,767
Class S Shares	$0	$0	$ 5,107
Janus Henderson Global Allocation Fund – Moderate
Class A Shares	$0	$0	$ 34,008
Class C Shares	$0	$0	$ 90,792
Class S Shares	$0	$0	$ 7,326
Janus Henderson Global Allocation Fund – Growth
Class A Shares	$0	$0	$ 10,704
Class C Shares	$0	$0	$ 44,071
Class S Shares	$0	$0	$ 6,861

Redemptions
Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and, in certain circumstances, Class I Shares may be redeemed directly with the Funds. Certain designated organizations are authorized to receive redemption orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s or underlying fund’s shares. Redemptions by these large shareholders of their holdings may cause a Fund or underlying fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large purchases may adversely affect a Fund’s or underlying fund’s performance to the extent the Fund or underlying fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s or underlying fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Fund, by delivery of securities selected from its assets at its discretion. However, each Fund is governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Fund for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined.
The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond
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seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Class A Shares
A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.
Class C Shares
A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.
For the fiscal years ended June 30, unless otherwise noted, the total amounts received by Janus Henderson Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below.
	Contingent Deferred Sales Charges
Fund Name	2016	2015	2014
Janus Henderson Global Allocation Fund – Conservative
Class A Shares	$ —	$ —	$ —
Class C Shares	$3,772	$2,335	$2,274
Janus Henderson Global Allocation Fund – Moderate
Class A Shares	$ —	$ —	$ —
Class C Shares	$1,029	$1,164	$ 800
Janus Henderson Global Allocation Fund – Growth
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 129	$ 487	$1,505

Processing or Service Fees
Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

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Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.
It is a policy of the Funds to make distributions of substantially all of their respective net investment income and any realized net capital gains at least annually. Any net capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Funds declare and make annual distributions of net investment income (if any).
Fund Taxation
The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special federal income tax treatment.
A Fund will primarily invest its assets in shares of the underlying funds, cash, and money market instruments. Accordingly, a Fund’s income will consist of distributions from the underlying funds, net gains realized from the disposition of underlying fund shares, and interest. If an underlying fund qualifies for treatment as a regulated investment company under the Internal Revenue Code – each has done so for its past taxable years and intends to continue to do so for its current and future taxable years – (i) dividends paid to a Fund from such underlying fund’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to a Fund as ordinary income; (ii) dividends paid to a Fund that an underlying fund designates as capital gain dividends (as discussed below) will be taxable to a Fund as long-term capital gains; (iii) dividends paid to a Fund that an underlying fund designates as qualifying dividends from domestic corporations (as discussed below) will be treated as dividends eligible for the dividends received deduction; and (iv) dividends paid to a Fund that an underlying fund designates as qualified dividend income (as discussed below) will be treated by the Fund as qualifying dividends taxable at a maximum rate of 15% to individuals and other noncorporate taxpayers. If shares of an underlying fund are purchased within 30 days before or after redeeming other shares of that underlying fund at a loss (whether pursuant to a rebalancing of a Fund’s holdings or otherwise), all or a part of the loss will not be deductible by a Fund and instead will increase its basis for the newly purchased shares.
A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.
Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time an underlying fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the underlying fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
An underlying fund that invests in foreign securities may utilize foreign currency contracts in an effort to limit foreign currency risk. The value of foreign currency contracts can vary widely from month-to-month, which may result in gains one month and losses the next month. If the underlying fund distributes such gains during a monthly distribution (if applicable) and subsequently realizes foreign currency losses due to exchange rate fluctuations, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
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An underlying fund’s investments in REIT equity securities may require the underlying fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the underlying fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The underlying fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If an underlying fund distributes such amounts, such distribution could constitute a return of capital to shareholders (including the Funds) for federal income tax purposes.
Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to an IRS notice, a portion of an underlying fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) may be subject to federal income tax in all events. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which the underlying fund may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders: (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income; and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. This may impact an underlying fund’s performance and in turn, such Fund’s performance.
An underlying fund’s investments in REITs may require an underlying fund to pass through certain “excess inclusion income” as “unrelated business taxable income” (“UBTI”). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in a Fund regarding recent IRS pronouncements about the treatment of such income for certain tax-exempt investors.
Certain underlying funds’ transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The underlying funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.
Certain underlying funds’ transactions in commodity-linked investments may be subject to special provisions under Subchapter M of the Internal Revenue Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as “qualifying income”). Income from investment in commodities and commodity-linked derivatives is not considered “qualifying income.” As a part of an underlying fund’s investment strategy, the underlying fund may attempt to gain exposure to the commodities markets by entering into commodity-linked derivatives and instruments, including options, futures contracts, options on futures contracts, and commodity-linked structured notes. In order for the underlying fund to qualify as a regulated investment company under Subchapter M, the underlying fund will monitor and attempt to restrict its income from commodity-linked instruments that do not generate qualifying income.
The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, an underlying fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with an underlying fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of an underlying fund’s income and gains and distributions to shareholders, affect whether a Fund or an underlying fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which an underlying fund may invest in certain derivatives and other investments in the future.
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Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
A Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the IRS could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Funds.
Shareholder Taxation
All income dividends and capital gains distributions, if any, on a Fund’s Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date, unless the shareholder has elected to receive distributions in cash. Shareholders will be subject to federal income taxes on distributions made by a Fund whether received in cash or additional shares of the Fund. Distributions from a Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. Dividends paid by a Fund may also qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from most REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Funds’ corporate shareholders. Distributions from a Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.
Distributions declared by a Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.
Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.
When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to
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provide a TIN or the proper tax certifications, each Fund is required to withhold 28% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

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Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of Janus Capital as that term is defined by the 1940 Act.
Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, as supplemented, collectively, the two registered investment companies consist of 65 series or funds.
The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.
TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	65	Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	65	Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).
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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	65	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	65	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	65	Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).
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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	65	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	65	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	65	Independent Trustee, Henderson Global Funds (13 portfolios) (since 2015); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	65	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager
Janus Henderson Global Allocation Fund – Conservative
Janus Henderson Global Allocation Fund – Moderate
	Janus Henderson Global Allocation Fund – Growth	9/14-Present	Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).
Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager
Janus Henderson Global Allocation Fund – Conservative
Janus Henderson Global Allocation Fund – Moderate
	Janus Henderson Global Allocation Fund – Growth	1/14-Present	President, Head of Investments of Janus Capital (since 2016) and Portfolio Manager for other Janus Henderson accounts. Formerly, Chief Investment Officer Equities and Asset Allocation of Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.
*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
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As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.
Alan A. Brown:  Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013.
William D. Cvengros:  Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.
Raudline Etienne:  Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Advisor to a global strategy firm, and a Fund Independent Trustee since 2016.
William F. McCalpin:  Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.
Gary A. Poliner:  Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Fund Independent Trustee since 2016.
James T. Rothe:  Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.
William D. Stewart:  Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.
Linda S. Wolf:  Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.
General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus Henderson funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus Henderson funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus Henderson funds’ service providers, including the investment management agreements with Janus Capital and any applicable subadviser. The Trustees are also responsible for determining or changing each Janus Henderson fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Janus Henderson funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Janus Henderson funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Janus Henderson funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate
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based on (1) the number of Janus Henderson funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus Henderson funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus Henderson fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Henderson funds in the complex.
Committees of the Board
The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Nominating and Governance Committee, and Pricing Committee. The table below shows the committee members as of the date of this SAI. The composition of certain committees was different throughout the fiscal year. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:
	Summary of Functions	Members * (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended June 30, 2016
Audit Committee	Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.	William D. Cvengros (Chair) Gary A. Poliner William D. Stewart	8
Brokerage Committee	Reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of portfolio transactions.	Alan A. Brown (Chair) James T. Rothe William D. Stewart	4
Investment Oversight Committee	Oversees the investment activities of the Trust’s funds and reviews various matters related to the operations of the Janus Henderson money market funds, including compliance with their Money Market Fund Procedures.	William F. McCalpin (Chair) Alan A. Brown William D. Cvengros(1) Raudline Etienne Gary A. Poliner James T. Rothe William D. Stewart Linda S. Wolf	5
Legal and Regulatory Committee	Oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, and oversees the implementation and administration of the Trust’s Proxy Voting Guidelines.	Linda S. Wolf (Chair) Alan A. Brown William F. McCalpin Gary A. Poliner	8
Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	James T. Rothe (Chair) William F. McCalpin Linda S. Wolf	6
Pricing Committee	Determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees and reviews other matters related to the pricing of securities.	William D. Stewart (Chair) Raudline Etienne James T. Rothe Linda S. Wolf	4

*	Raudline Etienne and Gary A. Poliner were elected as new Fund Trustees at a joint Special Meeting of Shareholders on June 14, 2016.
(1)	Mr. Cvengros serves as the Lead Trustee for money market matters.
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Board Oversight of Risk Management
Janus Capital, as part of its responsibilities for the day-to-day operations of the Janus Henderson funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus Henderson funds’ operations, oversees Janus Capital’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus Henderson funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Janus Henderson funds’ other service providers and from independent consultants hired by the Board.
Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with Janus Henderson fund transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus Henderson fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus Henderson funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Capital’s Chief Compliance Officer, discusses relevant risk issues that may impact the Janus Henderson funds and/or Janus Capital’s services to the funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus Henderson funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Janus Henderson funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of Janus Capital to provide services to the funds.
The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus Henderson funds’ risk management process.
Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.
As of December 31, 2015, the Trustees owned securities of the Funds described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Henderson Funds”).
Name of Trustee*	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees
William F. McCalpin	Janus Henderson Global Allocation Fund – Growth	$10,001-$50,000	Over $100,000(1)
Alan A. Brown	None		Over $100,000
William D. Cvengros	Janus Henderson Global Allocation Fund – Growth	$10,001-$50,000	Over $100,000
James T. Rothe	Janus Henderson Global Allocation Fund – Conservative	Over $100,000	Over $100,000(1)
William D. Stewart	None		Over $100,000
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Name of Trustee*	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees (cont’d.)
Linda S. Wolf	None	Over $100,000(1)

*	Raudline Etienne and Gary A. Poliner were elected as new Fund Trustees at a joint Special Meeting of Shareholders on June 14, 2016.
(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.
The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus Henderson funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds’ Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.
To the best knowledge of the Trust, the following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Henderson Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Henderson Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”).
Name of Person, Position	Aggregate Compensation from the Funds for fiscal year ended June 30, 2016	Total Compensation from the Janus Henderson Funds for calendar year ended December 31, 2015(1)(2)
Independent Trustees
William F. McCalpin, Chairman and Trustee(3)(4)	$3,534	$382,000
Alan A. Brown, Trustee(4)	$2,535	$269,000
William D. Cvengros, Trustee(4)	$2,771	$272,000
Raudline Etienne, Trustee*	$2,188	$264,000
Gary A. Poliner, Trustee**	$1,178	N/A
James T. Rothe, Trustee(4)	$2,604	$279,000
William D. Stewart, Trustee(4)	$2,632	$267,000
Linda S. Wolf, Trustee(4)	$2,535	$282,000

*	Raudline Etienne served as independent consultant to the Trustees during the period June 2, 2014 to June 13, 2016. Ms. Etienne received Total Compensation from the Janus Henderson Funds in the amount reflected above during the calendar year ended December 31, 2015 for serving as an independent consultant to the Trustees. The Aggregate Compensation reflected above is for the period July 1, 2015 to June 30, 2016. Ms. Etienne was elected as a Fund Trustee on June 14, 2016.
**	Gary A. Poliner served as independent consultant to the Trustees during the period January 1, 2016 to June 13, 2016, and therefore received no compensation from the Janus Henderson Funds prior to January 1, 2016. The Aggregate Compensation reflected above is for the period January 1, 2016 to June 30, 2016. Mr. Poliner was elected as a Fund Trustee on June 14, 2016.
(1)	For all Trustees, includes compensation for service on the boards of two Janus Capital trusts comprised of 58 portfolios.
(2)	Total Compensation received from the Janus Henderson Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $38,200 and James T. Rothe $279,000.
(3)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as chair of, or as Lead Trustee for, one or more committees of the Board of Trustees during certain periods.
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Janus Investment Personnel
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2016. For any co-managed Fund or account, the assets reflect total Fund assets. If applicable, accounts included under Other Registered Investment Companies may include subadvised accounts and non-U.S. registered investment companies. No accounts included in the totals listed below have a performance-based advisory fee.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ashwin Alankar	Number of Other Accounts Managed	3	None	3
	Assets in Other Accounts Managed	$21,544,022	None	$23,159,564
Enrique Chang	Number of Other Accounts Managed	3	None	1
	Assets in Other Accounts Managed	$21,544,022	None	$20,108,492

Material Conflicts
As shown in the table above, the portfolio managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other Janus Henderson funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than the Funds or may have a performance-based management fee. As such, fees earned by Janus Capital may vary among these accounts. Janus Capital or an affiliate may also provide seed capital to one or more of these accounts. In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Under certain circumstances, a portfolio manager (or portfolio manager’s family members) may own the same securities as those held in a Fund’s portfolio. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by a portfolio manager (or portfolio manager’s family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Ethics Rules.
Because Janus Capital is the adviser to the Funds and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among such underlying funds. For example, the Janus Capital “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing Janus Capital the opportunity to recoup expenses it previously waived or reimbursed for a fund, or to reduce the amount of seed capital investment needed by Janus Capital for the Janus Henderson funds. In addition, Mr. Chang, who also serves as President, Head of Investments of Janus Capital, and oversees equity and fundamental fixed-income trading, and Mr. Alankar, who also serves as Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital, each have regular and continuous access to information regarding the holdings and trade details of the underlying funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the underlying funds. Mr. Chang and Mr. Alankar may also be subject to conflicts of interest in allocating the Funds’ assets among the underlying funds because they may manage one or more of the underlying funds.
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Compensation Information
The following describes the structure and method of calculating a portfolio manager’s compensation as of June 30, 2016.
The portfolio managers are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation:  Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation:  Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and consist of a mixture of JHG restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus Henderson mutual fund investments selected by the portfolio manager.
A portfolio manager’s variable compensation is discretionary and is determined by Janus Capital management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Capital’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.
Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.
Certain portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.
Ownership of Securities
As of June 30, 2016, the portfolio managers of the Funds described in this SAI beneficially owned securities of the Fund(s) in the dollar range shown in the following table. The last column of the table also reflects each individual’s aggregate beneficial ownership of all mutual funds advised by Janus Capital within the Janus Henderson family of funds (collectively, the “Janus Henderson Funds”).
Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed		Aggregate Dollar Range of Equity Securities in Janus Henderson Funds
Janus Capital
Ashwin Alankar	Janus Henderson Global Allocation Fund – Conservative	$50,001-$100,000	$100,001-$500,000
	Janus Henderson Global Allocation Fund – Moderate	$10,001-$50,000
	Janus Henderson Global Allocation Fund – Growth	$10,001-$50,000
Enrique Chang	Janus Henderson Global Allocation Fund – Conservative	Over $1,000,000	Over $1,000,000
	Janus Henderson Global Allocation Fund – Moderate	Over $1,000,000
	Janus Henderson Global Allocation Fund – Growth	Over $1,000,000

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Principal shareholders

As of September 30, 2016, the officers and Trustees as a group owned approximately 1.3% of Class I Shares of Janus Henderson Global Allocation Fund – Conservative, 4.6% of Class I Shares of Janus Henderson Global Allocation Fund – Moderate, 2.6% of Class I Shares of Janus Henderson Global Allocation Fund – Growth, and less than 1% of the outstanding Shares of any other class of the Funds in this SAI. As of September 30, 2016, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Funds is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. In addition, a large redemption by a controlling shareholder could significantly reduce the asset size of a Fund, which may adversely affect the Fund’s investment flexibility, portfolio diversification, and expense ratio.
To the best knowledge of the Trust, as of September 30, 2016, no other person or entity owned beneficially 5% or more (or beneficially owned more than 25%) of the outstanding Shares of any class of the Funds, except as shown. To the extent that Janus Capital, an affiliate, or an individual, such as a Fund’s portfolio manager(s), owns a significant portion of the Shares of any class of a Fund or a Fund as a whole, the redemption of those Shares may have an adverse effect on the Fund, a share class, and/or its shareholders. Janus Capital may consider the effect of redemptions on such Fund and the Fund’s other shareholders in deciding whether to redeem its Shares. In certain circumstances, Janus Capital’s or JHG’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, entities other than Janus Capital shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.
Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Allocation Fund – Conservative Class A Shares	Pershing LLC Jersey City, NJ	54.89%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	17.19%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.68%
Janus Henderson Global Allocation Fund – Moderate Class A Shares	Pershing LLC Jersey City, NJ	50.31%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	13.37%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	12.31%
	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	5.38%
79

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Allocation Fund – Growth Class A Shares	Pershing LLC Jersey City, NJ	25.06%
	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	18.70%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	18.16%
	Robert W Baird & Co Inc. Account XXXX-XXXX Milwaukee, WI	10.19%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	7.87%
	Ascensus Trust Company FBO ZaZa Energy, LLC Retirement Plan XXXXX Fargo, ND	5.22%
Janus Henderson Global Allocation Fund – Conservative Class C Shares	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	20.42%
	Morgan Stanley & Co Jersey City, NJ	15.65%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	15.31%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	9.98%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	9.87%
	Pershing LLC Jersey City, NJ	8.24%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	7.41%
	LPL Financial Omnibus Customer Account San Diego, CA	6.07%
80

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Allocation Fund – Moderate Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	28.06%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	24.40%
	Pershing LLC Jersey City, NJ	9.91%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	8.73%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	8.11%
	Morgan Stanley & Co Jersey City, NJ	5.38%
Janus Henderson Global Allocation Fund – Growth Class C Shares	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	29.59%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	18.51%
	LPL Financial Omnibus Customer Account San Diego, CA	11.09%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	8.88%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.35%
	Morgan Stanley & Co Jersey City, NJ	5.58%
	Pershing LLC Jersey City, NJ	5.57%
Janus Henderson Global Allocation Fund – Conservative Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	25.57%
	Morgan Stanley & Co Jersey City, NJ	16.68%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	13.46%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	12.48%
	Mid Atlantic Trust Company FBO Bay City Television, Inc. 401(K) Profit Sharing Plan & Trust Pittsburgh, PA	10.76%
	Pershing LLC Jersey City, NJ	7.67%
81

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Allocation Fund – Moderate Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	27.66%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	18.60%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	12.72%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	11.69%
	MG Trust Company Cust FBO America’s 401(K) Denver, CO	6.34%
	Morgan Stanley & Co Jersey City, NJ	6.25%
Janus Henderson Global Allocation Fund – Growth Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	39.34%
	Sentry Life Insurance Co Group Stevens Point, WI	18.42%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	11.01%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	7.98%
Janus Henderson Global Allocation Fund – Conservative Class S Shares	FIIOC FBO IMX 401K Profit Sharing Plan Covington, KY	37.95%
	Equitable Life For Separate A/C #65 On Behalf of Various 401(K) Expediter Plans Secaucus, NJ	33.64%
	MG Trust Company Cust FBO Zubatkin Associates, Inc. 401(K) Denver, CO	8.97%
	FIIOC FBO All Access Staging & Productions Inc. 401K Plan Covington, KY	7.51%
Janus Henderson Global Allocation Fund – Moderate Class S Shares	FIIOC FBO IMX 401K Profit Sharing Plan Covington, KY	39.36%
	Equitable Life For Separate A/C #65 On Behalf of Various 401(K) Expediter Plans Secaucus, NJ	39.35%
	FIIOC FBO BWG MD Inc. 401(K) Plan and Trust Covington, KY	10.90%
82

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Allocation Fund – Growth Class S Shares	Equitable Life For Separate A/C #65 On Behalf of Various 401(K) Expediter Plans Secaucus, NJ	58.30%
	Great-West Trust Company LLC Ttee Employee Benefits Clients 401K Greenwood Village, CO	18.30%
	FIIOC FBO BWG MD Inc. 401(K) Plan and Trust Covington, KY	14.21%
Janus Henderson Global Allocation Fund – Conservative Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	52.66%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	20.94%
	Pershing LLC Jersey City, NJ	5.73%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	5.50%
Janus Henderson Global Allocation Fund – Moderate Class T Shares	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	41.13%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	20.77%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	8.06%
Janus Henderson Global Allocation Fund – Growth Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	28.88%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	25.40%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	8.55%
	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	5.77%
	LPL Financial Omnibus Customer Account San Diego, CA	5.45%

83

Miscellaneous information

Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 52 series of shares, known as “Funds.” Each Fund presently offers interests in different classes of shares as described in the table below.
Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Emerging Markets Fund	x	x	x	x				x	x
Janus Henderson Adaptive Global Allocation Fund	x	x	x	x		x		x	x
Janus Henderson All Asset Fund	x	x	x	x		x		x	x
Janus Henderson Asia Equity Fund	x	x	x	x				x	x
Janus Henderson Balanced Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Contrarian Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson Diversified Alternatives Fund	x	x	x	x		x		x	x
Janus Henderson Dividend & Income Builder Fund	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Fund	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Managed Volatility Fund	x	x	x	x				x	x
Janus Henderson Enterprise Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson European Focus Fund	x	x	x	x		x		x	x
Janus Henderson Flexible Bond Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Forty Fund(1)	x	x		x		x	x	x	x
Janus Henderson Global Allocation Fund – Conservative(2)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Growth(2)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Moderate(2)	x	x	x	x				x	x
Janus Henderson Global Bond Fund	x	x	x	x		x		x	x
Janus Henderson Global Equity Income Fund	x	x	x	x		x		x	x
Janus Henderson Global Income Managed Volatility Fund	x	x	x	x				x	x
Janus Henderson Global Life Sciences Fund(2)	x	x	x	x				x	x
Janus Henderson Global Real Estate Fund(1)	x	x	x	x				x	x
Janus Henderson Global Research Fund(2)	x	x	x	x			x	x	x
Janus Henderson Global Select Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson Global Technology Fund(2)	x	x	x	x				x	x
Janus Henderson Global Unconstrained Bond Fund	x	x	x	x		x	x	x	x
Janus Henderson Global Value Fund(2)	x	x	x	x		x		x	x
Janus Henderson Government Money Market Fund(2)			x						x
Janus Henderson Growth and Income Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson High-Yield Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson International Long/Short Equity Fund	x	x	x	x		x		x	x
Janus Henderson International Managed Volatility Fund(1)	x	x	x	x		x		x	x
Janus Henderson International Opportunities Fund	x	x	x	x		x	x	x	x
Janus Henderson International Small Cap Fund	x	x	x	x		x		x	x
Janus Henderson International Value Fund	x	x	x	x		x		x	x
Janus Henderson Large Cap Value Fund(1)	x	x	x	x		x		x	x
Janus Henderson Mid Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Janus Henderson Money Market Fund(2)			x						x
84

Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Henderson Multi-Sector Income Fund	x	x	x	x		x		x	x
Janus Henderson Overseas Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Real Return Fund	x	x	x	x				x	x
Janus Henderson Research Fund(2)	x	x	x	x		x		x	x
Janus Henderson Select Value Fund	x	x	x	x				x	x
Janus Henderson Short-Term Bond Fund(2)	x	x	x	x		x		x	x
Janus Henderson Small Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Janus Henderson Strategic Income Fund	x	x	x	x		x		x	x
Janus Henderson Triton Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson U.S. Core Fund(1)(2)	x	x	x	x		x		x	x
Janus Henderson U.S. Growth Opportunities Fund	x	x	x	x		x		x	x
Janus Henderson U.S. Managed Volatility Fund(1)	x	x	x	x		x		x	x
Janus Henderson Value Plus Income Fund	x	x	x	x				x	x
Janus Henderson Venture Fund(2)	x	x	x	x		x		x	x

(1)	On July 6, 2009, the funds of the Janus Adviser Series trust reorganized into the Trust. As a result, certain underlying funds described in this SAI assumed the assets and liabilities of the corresponding Janus Adviser Series funds. Each Fund described in this SAI has a fiscal year end of June 30.
(2)	On February 16, 2010, the Fund’s Class J Shares (the initial share class) were restructured into two separate share classes. Shareholders who held their shares directly with Janus Capital were transitioned to a newly created share class called “Class D Shares.” Shareholders who held their shares through an intermediary remained in Class J Shares, which was renamed “Class T Shares.”
Funds listed in the preceding table that are not marked with footnote (1) or (2) commenced operations after July 6, 2009.
Effective January 28, 2011, Janus Research Core Fund was reorganized into Janus Henderson Growth and Income Fund. Effective March 15, 2013, Janus Global Research Fund was reorganized into Janus Worldwide Fund, which was subsequently renamed Janus Henderson Global Research Fund. Effective April 5, 2013, Janus World Allocation Fund was reorganized into Janus Henderson Global Allocation Fund – Moderate. Effective April 24, 2015, INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund) was reorganized into Janus Henderson U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund). Effective April 28, 2017, Janus Fund was reorganized into Janus Henderson Research Fund. Effective April 28, 2017, Janus Twenty Fund was reorganized into Janus Henderson Forty Fund.
Janus Capital reserves the right to the name “Janus.” In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus” as soon as reasonably practicable.
Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of their liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.
Shares of the Trust
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription
85

rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.
Shareholder Meetings
The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders’ rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.
Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.
Voting Rights
Each of the Trustees of the Trust, except Diane L. Wallace, was elected at a Special Meeting of Shareholders on June 14, 2016. Ms. Wallace was elected at a Special Meeting of Shareholders on April 25, 2017. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.
As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.
Master/Feeder Option
The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds’ annual financial statements and compiles their tax returns.
Registration Statement
The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

86

Financial statements

Documents Incorporated By Reference to the Annual Reports of Janus Investment Fund (Audited)
The following audited financial statements for the year ended June 30, 2016 are hereby incorporated into this SAI by reference to the Annual Reports dated June 30, 2016.
•	Schedules of Investments as of June 30, 2016
•	Statements of Assets and Liabilities as of June 30, 2016
•	Statements of Operations for the year ended June 30, 2016
•	Statements of Changes in Net Assets for each of the years indicated
•	Financial Highlights for each of the years indicated
•	Notes to Schedules of Investments
•	Notes to Financial Statements
•	Report of Independent Registered Public Accounting Firm
The portions of an Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

87

Appendix A

Explanation of Rating Categories
The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.
Standard & Poor’s Ratings Services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade
BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

88

Fitch, Inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade
BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Short-Term Bond Rating	Explanation
F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Moody’s Investors Service, Inc.

Bond Rating	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.
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Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

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janushenderson.com
151 Detroit Street
Denver, Colorado 80206-4805
1-877-335-2687

▼	October 28, 2016 As Supplemented February 1, 2017 and June 5, 2017
	Class A Shares Ticker	Class C Shares Ticker	Class D Shares† Ticker	Class I Shares Ticker	Class N Shares Ticker	Class S Shares Ticker	Class T Shares Ticker
Alternative
Janus Henderson Diversified Alternatives Fund	JDDAX	JDDCX	JDADX	JDAIX	JDANX	JDASX	JDATX
(formerly named Janus Diversified Alternatives Fund)

Janus Investment Fund
Statement of Additional Information
†	Class D Shares are closed to certain new investors.
This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class S Shares, and Class T Shares (collectively, the “Shares”) of Janus Henderson Diversified Alternatives Fund, which is a separate series of Janus Investment Fund, a Massachusetts business trust (the “Trust”). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The name change for the Fund was effective June 5, 2017.
This SAI is not a Prospectus and should be read in conjunction with the Fund’s Prospectuses dated October 28, 2016, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). This SAI contains additional and more detailed information about the Fund’s operations and activities than the Prospectuses. The Annual Report, which contains important financial information about the Fund, is incorporated by reference into this SAI. The Annual and Semiannual Reports are available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares), or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Classification, investment policies and restrictions, and investment strategies and risks	2
Investment adviser	44
Custodian, transfer agent, and certain affiliations	51
Portfolio transactions and brokerage	53
Shares of the trust	55
Net Asset Value Determination	55
Purchases	56
Distribution and Shareholder Servicing Plans	57
Redemptions	59
Income dividends, capital gains distributions, and tax status	61
Trustees and officers	65
Principal shareholders	75
Miscellaneous information	77
Shares of the Trust	78
Shareholder Meetings	79
Voting Rights	79
Master/Feeder Option	79
Independent Registered Public Accounting Firm	80
Registration Statement	80
Financial statements	81
Appendix A	82
Explanation of Rating Categories	82
1

Classification, investment policies and restrictions,
and investment strategies and risks

Janus Investment Fund
This Statement of Additional Information includes information about Janus Henderson Diversified Alternatives Fund (the “Fund”), which is a series of the Trust, an open-end, management investment company.
Classification
The Investment Company Act of 1940, as amended (“1940 Act”), classifies mutual funds as either diversified or nondiversified. The Fund is classified as diversified.
Adviser
Janus Capital Management LLC (“Janus Capital”) is the investment adviser for the Fund.
Investment Policies and Restrictions
The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Fund.
(1)  With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
The Fund may not:
(2)  Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities and securities of other investment companies).
(3)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(4)  Lend any security or make any other loan if, as a result, more than one-third of the Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).
(5)  Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.
(6)  Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, repurchase transactions (including reverse repurchase agreements), or forward transactions. The Fund may not issue “senior securities” in contravention of the 1940 Act.
(7)  Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.
As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.
The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:
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(1)  If the Fund is an underlying fund in a Janus Capital fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.
(2)  The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, the Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The Trustees may impose limits on the Fund’s investments in short sales, as described in the Fund’s Prospectuses. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.
(3)  The Fund does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.
(4)  The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.
(5)  The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund’s investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of liquidity factors affecting the security.
(6)  The Fund may not invest in companies for the purpose of exercising control of management.
Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that a fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.
For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.
For purposes of the Fund’s fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.
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For purposes of the Fund’s policies on investing in particular industries, the Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Bloomberg Barclays for fixed-income investments. Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.
Investment Strategies and Risks
The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary.
Unless otherwise noted in the Prospectuses or this SAI, the Subsidiary will be subject to the same investment policies and restrictions, and generally follow the same compliance policies and procedures as the Fund. The Subsidiary’s compliance with applicable policies and procedures is part of periodic reports to the Fund’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Fund. (See “Segregation of Assets.”)
The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Prospectuses and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. The Fund has not applied for a private letter ruling from the Internal Revenue Service (“IRS”) with respect to the tax treatment of income and gains generated by investments in commodity-linked notes and income generated by investments in controlled foreign corporations, such as the Subsidiary. The IRS has previously issued a number of private letter rulings to mutual funds, which indicate that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS currently has suspended the issuance of any further private letter rulings pending a review of its position. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectuses and this SAI and could adversely affect the Fund. Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 which required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Such CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively impact the Fund’s returns.
Please see “Income Dividends, Capital Gains Distributions, and Tax Status” for information about certain tax aspects of the Fund’s investment in the Subsidiary.
Diversification
Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.
Cash Position
As discussed in the Prospectuses, the Fund’s cash position may temporarily increase under various circumstances. Securities that the Fund may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may
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include U.S. and foreign short-term cash instruments and cash equivalent securities. The Fund may also invest in affiliated or non-affiliated money market funds. (Refer to “Investment Company Securities.”)
Illiquid Investments
The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable), including securities that are purchased in private placements. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Fund. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). Investments in Rule 144A Securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Fund’s liquidity procedures if traded in that market. Such securities will be treated as “restricted” if traded in the United States because foreign securities are not registered for sale under the Securities Act of 1933, as amended (the “1933 Act”). For liquidity determinations with respect to the Fund’s Subsidiary, the Fund will “look through” the Subsidiary to the Subsidiary’s portfolio holdings for purposes of complying with the Fund’s liquidity requirements.
If illiquid securities exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid securities in an orderly fashion. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund to decline.
The Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. The Fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. The Fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.
Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Fund may not be able to sell such investments when the portfolio managers deem it appropriate to do so due to restrictions on their sale. In addition, the Fund may be forced to sell its venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Fund may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in the Fund’s NAV.
Segregation of Assets
Consistent with SEC staff guidance, financial instruments that involve the Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments include, among others: (i) securities sold short; (ii) securities issued on a when-issued, delayed delivery, or forward commitment basis; (iii) reverse repurchase agreements; (iv) mortgage dollar rolls; (v) futures contracts; (vi) forward currency contracts; (vii) swap agreements; (viii) written options; and (ix) unfunded commitments.
Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (a) maintains an offsetting financial position, or (b) segregates or “earmarks” liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Janus Capital maintains compliance policies and procedures that govern the kinds of transactions that may be deemed to be offsetting financial positions for purposes of (a) above, and the amount of liquid assets that would otherwise need to be segregated or earmarked for purposes of (b) above (the “Segregation and Collateral Procedures”).
The Segregation and Collateral Procedures provide, consistent with current SEC staff positions, that for forward currency contracts and swap agreements that require cash settlement, as well as swap agreements that call for periodic netting between
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the Fund and its counterparty, the required coverage amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forward currency contracts, and swap agreements, the Fund must segregate or earmark a larger amount of assets to cover its obligations. For example, when the Fund writes/sells credit default swaps or options, it must segregate liquid assets equal to the notional amount of the swap.
For purposes of calculating the amount of liquid assets that must be segregated or earmarked for a particular transaction, the Fund may deduct any initial and variation margin deposited with the relevant broker, but in the case of securities sold short, may not deduct the amount of any short sale proceeds. When the Fund sells securities short, the proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets places an upper limit on the Fund’s ability to leverage its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
As a general matter, liquid assets segregated or earmarked as cover for one position may not simultaneously be counted as cover for another position. However, in the case of a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put, the Fund may segregate or earmark the same liquid assets for both the call and put options. In such cases, the Fund expects to segregate or earmark liquid assets equivalent to the amount, if any, by which the put is “in the money.”
In order to comply with the Segregation and Collateral Procedures, the Fund may need to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate or earmark the required amount of assets. If segregated assets decline in value, the Fund will need to segregate or earmark additional assets or reduce its position in the financial instruments. In addition, segregated or earmarked assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. The Fund may not be able to promptly liquidate an unfavorable position and potentially could be required to continue to hold a position until the delivery date, regardless of changes in its value. Because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.
The Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Segregation and Collateral Procedures require the Fund to segregate or earmark. Notwithstanding the foregoing, Janus Capital reserves the right to modify its Segregation and Collateral Procedures in the future in its discretion, consistent with the 1940 Act and SEC or SEC staff guidance.
Securities Lending
Under procedures adopted by the Trustees, certain funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. Certain funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. A fund has discretion to pull back lent shares before proxy record dates and vote proxies if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a fund is unable to recover a security on loan, the fund
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may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the fund.
Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the funds and the affiliated cash management vehicle in which the cash collateral is invested, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the funds and the cash management vehicle. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Equity Securities
The Fund may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.
Common Stock.  Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.
Preferred Stock.  A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.
Convertible Security.  A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.
A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for
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redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
Warrants.  Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.
Special Purpose Acquisition Companies.  The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, the Fund’s ability to meet its investment objective may be negatively impacted. In addition, SPACs, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Financial Services Sector Risk
To the extent the Fund invests a significant portion of its assets in the financial services sector, the Fund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or
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agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.
Natural Disasters and Extreme Weather Conditions
Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Cyber Security Risk
With the increased use of the Internet to conduct business, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.
Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to, Janus Capital, custodians, transfer agents, and financial intermediaries), or the subadvisers (if applicable) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While Janus Capital has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Foreign Securities
The Fund will invest in foreign securities, either indirectly through other mutual funds, exchange-traded funds, and various derivative instruments (including, but not limited to, total return swap agreements, participatory notes, depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
Currency Risk.  As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. Further, acts of terrorism in other
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countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which the Fund has exposure. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
Foreign Market Risk.  Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
Geographic Investment Risk.  To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Transaction Costs.  Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.
Certain countries in the EU, particularly Greece, Ireland, and Portugal, have had to accept assistance from supra governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
On June 23, 2016, the United Kingdom voted via referendum to leave the EU, which led to significant market volatility around the world, as well as political, economic, and legal uncertainty. It is expected that the United Kingdom’s exit from the EU (known as “Brexit”) will take place within two years after the United Kingdom formally notifies the European Council of its intention to withdraw. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
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In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates.
Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Emerging Markets.  The Fund may invest its assets, directly or indirectly, in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries as previously discussed under “Foreign Securities.” The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.
The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, the Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Risks of Investments in the People’s Republic of China (“PRC”).  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in the PRC, or having indirect exposure to the PRC through derivative investments, presents additional risks. These additional risks include (without limitation): (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small market capitalization and less liquidity; (vii) greater competition from regional economies; (viii) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (ix) the relatively small size and absence of operating history of many Chinese companies; (x) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; and (xi) uncertainty with respect to the commitment of the government of the PRC to economic reforms.
Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to a fund investing in securities and instruments economically tied to the PRC. Political uncertainty, military
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intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. A fund’s investment in the PRC is, therefore, subject to the risk of such events. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a fund’s investments in the PRC.
Risks of Investments in Russia.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Russia, or having indirect exposure to Russian securities through derivative investments, presents additional risks. Compared to most national securities markets, the Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards, as compared to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.
Because of the relatively recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
As a result of political and military actions undertaken by Russia, the United States and certain other countries, as well as the EU, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact the Fund’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell,
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receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact the Fund. Any or all of these potential results could lead Russia’s economy into a recession.
Risks of Investments in Latin American Countries.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Latin American countries, or having indirect exposure to Latin American securities through derivative investments, presents additional risks. Many Latin American countries have experienced, at one time or another, considerable difficulties, including high inflation and high interest rates. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals, and metals represent a significant percentage of Latin American exports.
Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Fund invests and, therefore, the value of Fund shares. As noted above, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could have, in the future, very negative effects on the economies and securities markets of certain Latin American countries.
Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies, and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.
Short Sales
The Fund may engage in “short sales against the box.” This technique involves either selling short a security that the Fund owns, or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.
The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, the Fund sells a
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security it does not own to a purchaser at a specified price. To complete a short sale, the Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.
The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.
Zero Coupon, Step Coupon, and Pay-In-Kind Securities
Within the parameters of its specific investment policies, the Fund may invest up to 10% of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of the Fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because the Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. The Fund may obtain such cash from selling other portfolio holdings, which may cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by the Fund, to reduce the assets to which Fund expenses could be allocated, and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.
Pass-Through Securities
The Fund may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Fund.
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Agency Mortgage-Related Securities.  The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.
The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
The Federal National Mortgage Association (“Fannie Mae”) issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.
In addition, the future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, to outright elimination of these entities. Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.
Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers will consider estimated prepayment rates in calculating the average-weighted maturity of the Fund, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.
The Fund’s investments in mortgage-backed securities, including privately issued mortgage-related securities where applicable, may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
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Asset-Backed Securities.  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.
Privately Issued Mortgage-Related Securities.  Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, Janus Capital determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in Janus Capital’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the United States has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
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The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, Janus Capital takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, the Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Commercial Mortgage-Backed Securities.  The Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities.  Other mortgage-related securities in which the Fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including collateralized mortgage obligation residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. In addition, the Fund may invest in any combination of mortgage-related interest-only or principal-only debt.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than
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anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Adjustable Rate Mortgage-Backed Securities.  The Fund may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Acquiring ARMBS permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Other Types of Pass-Through Securities.  The Fund also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Fund’s Prospectuses may apply.
Investment Company Securities
From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent the Fund is an underlying fund in a Janus Capital fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). Section 12(d)(1) limitations are not applied with respect to the Fund’s investment in the Subsidiary, which is not deemed to be an investment company. The Fund may invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the Fund invests in money market funds or other funds, the Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that Janus Capital serves as the investment adviser to underlying funds or investment vehicles in which the Fund may invest, Janus Capital may have conflicting interests in fulfilling its fiduciary duties to both the Fund and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In July 2014, the SEC adopted amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share
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(similar to all other non-money market mutual funds), instead of at a $1.00 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on money market funds is unclear; however, any impact on the trading and value of money market instruments as a result of the 2014 Amendments may negatively affect the Fund’s return potential. There are various compliance dates for the 2014 Amendments, with the latest being October 2016.
Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Fund, to acquire their securities in excess of the limits of the 1940 Act.
As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an index-based investment or closed-end fund decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.
Exchange-Traded Notes
The Fund may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities, and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s total return. The Fund may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. As senior debt securities, ETNs rank above the issuing company’s other securities in the event of a bankruptcy or liquidation, which means the Fund would be in line to receive repayment of its investment before certain of the company’s other creditors. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Depositary Receipts
The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Fund’s Prospectuses.
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U.S. Government Securities
To the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Inflation-Linked Securities
The Fund may invest in inflation-indexed securities, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Municipal Obligations
The Fund may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), and private activity bonds. In addition, the Fund may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.
The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by
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demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.
The Fund may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.
Other Income-Producing Securities
Other types of income-producing securities that the Fund may purchase include, but are not limited to, the following types of securities:
Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money, or its NAV could decline by the use of inverse floaters.
When-Issued, Delayed Delivery and Forward Commitment Transactions.  The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.
The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.
Standby Commitments.  Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Strip Bonds.  Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender Option Bonds.  Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.
The Fund will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio holdings.
Variable and Floating Rate Obligations.  These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest
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rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
In order to most effectively use these investments, the portfolio managers must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers incorrectly forecast such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.
Real Estate Investment Trusts (“REITs”) and Real Estate-Linked Derivatives
Within the parameters of its specific investment policies, the Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, the Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, the Fund purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the Fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose the Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.
Reverse repurchase agreements are transactions in which the Fund sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes, or as part of an inflation-related investment strategy.
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Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund’s portfolio, although the Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. The Fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.
Mortgage Dollar Rolls
The Fund may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, the Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.
Under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed security. The Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.
Successful use of mortgage dollar rolls depends on the Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price.
Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. Commercial loans will comprise no more than 20% of the Fund’s total assets. The loans in which the Fund may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Some of the Fund’s bank loan investments may be deemed illiquid and therefore would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid securities, when combined with the Fund’s other illiquid investments.
Bank Loans.  Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings, and may be offered on a public or private basis. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged and may be distressed or involved in bankruptcy proceedings. The Fund generally invests in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. The Fund may also purchase interests and/or servicing or similar rights in such loans. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. To the extent the Fund invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Some bank loans may be purchased on a “when-issued” basis.
When the Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by the Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of
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any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.
If the Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. The Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by the Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.
The borrower of a loan in which the Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in the Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.
Bank Obligations.  Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Floating Rate Loans.  The Fund may invest in secured and unsecured floating rate loans. Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, the Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform a credit analysis on the agent or other intermediate participants.
Floating rate loans have interest rates that adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. The Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.
While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest may not be fully funded at the time of investment. These types of loans include revolving loans, bridge loans, DIP loans, delayed funding loans, and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, the Fund would need to maintain assets sufficient to meet its contractual obligations. In cases where the Fund invests in revolving loans, bridge loans, DIP loans, delayed funding loans, or delayed draw term loans, the Fund will maintain high-quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to the Fund than investments in floating rate loans or other investments. Loans involving revolving credit facilities, bridge financing, DIP loans, delayed funding loans, or delayed draw terms may require the Fund to increase its investment in a particular floating rate loan when
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it otherwise would not have done so. Further, the Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.
Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.
The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Other Securities.  The Fund may invest in other types of securities including, but not limited to, subordinated or junior debt, mezzanine loans secured by the stock of the company that owns the assets, corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments), U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.
Confidential Information. With respect to certain loan transactions, including but not limited to private placements, the Fund may determine not to receive confidential information. Such a decision may place the Fund at a disadvantage relative to other investors in loans who determine to receive confidential information, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.
In cases where Janus Capital receives material, nonpublic information about the issuers of loans that may be held in the Fund’s holdings, Janus Capital’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information, to the extent required by applicable law. Such limitations on the ability to trade in the loans and/or other securities of the issuer could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
In addition, because the Fund becomes a creditor of an issuer when holding a bond, Janus Capital may from time to time participate on creditor committees on behalf of the Fund. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose Janus Capital or the Fund to material non-public information of the issuer, restricting such Fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Fund to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the Fund to expenses such as legal fees. Janus Capital will only participate on creditor committees on behalf of the Fund when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce the Fund’s rights as a creditor.
High-Yield/High-Risk Bonds
Within the parameters of its specific investment policies, the Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba or lower by Moody’s Investors Service, Inc.). To the extent the Fund invests in high-yield/high-risk bonds (also known as “junk” bonds), under normal circumstances, the Fund will limit its investments in such bonds to 35% or less of its net assets.
Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.
The Fund may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds will be included in the Fund’s limit on investments in bonds rated below investment grade unless its portfolio managers deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may
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not incur the costs of obtaining a rating. The Fund’s portfolio managers will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this SAI for a description of bond rating categories.
Defaulted Securities
The Fund may hold defaulted securities if the portfolio managers believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Defaulted securities will be included in the Fund’s limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers’ belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Financial and Market Risks.  Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
Disposition of Portfolio Securities.  Although the Fund generally will purchase securities for which its portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund’s ability to readily dispose of securities to meet redemptions.
Other.  Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.
Futures, Options, and Other Derivative Instruments
The Fund invests in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. The Fund may also invest in long-term equity anticipation securities (“LEAPS”). LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for the Fund to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices.
Derivatives will be used to gain exposure to the Fund’s asset classes, for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, and for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Income Dividends, Capital Gains Distributions, and Tax Status.”)
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:
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Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.
Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund and the Internal Revenue Code), or contracts based on interest rates and financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the LIBOR interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
Neither the CFTC, National Futures Association (“NFA”), SEC, nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a fund’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, a fund that trades foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, such fund may not have the protection of the U.S. securities laws.
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The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Fund. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.
The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. The Fund may also use this technique with respect to an individual company’s stock. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if the Fund holds an individual company’s stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.
If the Fund owns interest rate sensitive securities and the portfolio managers expect interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of the Fund’s interest rate futures contract would increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers expect interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If the portfolio managers’ view about the direction of interest rates is incorrect, the Fund may incur a loss as the result of investments in interest rate futures.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers still may not result in a successful use of futures.
Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may
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be magnified for single stock futures transactions, as the portfolio managers must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.
The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions.
Options on Futures Contracts.  The Fund may buy and write put and call options on futures contracts with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.
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The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.
Forward Contracts.  A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.
The following discussion summarizes the Fund’s principal uses of forward foreign currency exchange contracts (“forward currency contracts”). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers believe there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, the Fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio.
These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund’s currency exposure from one foreign currency to another removes the Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if the portfolio managers’ projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.
At the maturity of a currency or cross currency forward, the Fund may exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. The Fund may also enter into forward currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities.
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Forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes. However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
As a result of current or future regulation, the Fund’s ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.
Janus Capital has registered with the CFTC as a commodity pool operator with respect to the operation of the Fund. Under the CFTC’s “harmonization” rules, Janus Capital is not subject to certain CFTC recordkeeping, reporting, and disclosure requirements with respect to the Fund. Janus Capital and the Fund instead are permitted, and intend, to comply with customary SEC rules applicable to registered investment companies under the CFTC’s “substituted compliance” regime. Janus Capital is required to file certain notices and periodic reports with the National Futures Association in connection with the substituted compliance regime. Existing or new regulation by the CFTC may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.
Options on Foreign Currencies.  The Fund may buy and write options on foreign currencies either on exchanges or in the OTC market in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.
Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.
The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is “covered” if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund’s custodian.
The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not
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covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.
Eurodollar Instruments.  The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments.  Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of non-deliverable forwards) or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.
Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.
In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.
Options on Securities.  In an effort to increase current income and to reduce fluctuations in NAV, the Fund may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Fund may write and buy options on the same types of securities that the Fund may purchase directly. The
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Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.
The Fund may cover its obligations on a put option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. The Fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
The Fund may cover its obligations on a call option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the current market value, marked-to-market daily, of the underlying security (but not less than the full notional value of the call) for physically settled options; or (ii) the in-the-money value of the call for cash settled options. The Fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund’s custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its custodian.
The Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers believe that writing the option would achieve the desired hedge.
The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.
The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.
In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.
The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy
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the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.
An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.
The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.
The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.
The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.
The Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.
Options on Securities Indices.  The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the
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securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.
Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.
Options on Non-U.S. Securities Indices.  The Fund may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Fund may also purchase and write OTC options on foreign securities indices.
The Fund may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Fund may also use foreign securities index options for bona fide hedging and non-hedging purposes.
Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Fund generally will only purchase or write such an option if Janus Capital believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless Janus Capital believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.
Price movements in the Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers may be forced to liquidate portfolio securities to meet settlement obligations. The Fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.
In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.
Other Options.  In addition to the option strategies described above and in the Prospectuses, the Fund may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of its net assets, when combined with all other illiquid investments of the Fund. The Fund may use exotic options to the extent that they are consistent with the Fund’s investment objective and investment policies, and applicable regulations.
The Fund may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.
Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow the Fund to gain leveraged exposure to the percentage price
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performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.
Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds, and currencies.
Swaps and Swap-Related Products.  The Fund may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps; equity swaps; interest rate swaps; commodity swaps; credit default swaps, including index credit default swaps (“CDXs”) and other event-linked swaps; swap agreements on security or commodity indices; swaps on ETFs; and currency swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). To the extent the Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. The Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).
Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be centrally cleared. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.
Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If the Fund wishes to execute a package of transactions that includes a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.
The Fund normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital’s guidelines may be adjusted in accordance with market conditions. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus
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Capital’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.
The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than other types of swaps.
There is no limit on the number of total return, equity, or interest rate swap transactions that may be entered into by the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described under “Segregation of Assets.” Certain swaps, such as total return swaps, may add leverage to the Fund because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.
Another form of a swap agreement is the credit default swap. The Fund may enter into various types of credit default swap agreements (with notional values not to exceed 10% of the net assets of the Fund), including OTC credit default swap agreements, for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.
Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.
The Fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) CDXs or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.
A fund investing in CDXs is normally only permitted to take long positions in these instruments. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund. By investing in CDXs, a fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.
Regulations enacted by the CFTC under the Dodd-Frank Act require the Fund to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the
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swap to, and post collateral with, an FCM that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.
Options on Swap Contracts.  Certain funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.
Synthetic Equity Swaps.  The Fund may enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and the Fund will either pay or receive the net amount. The Fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.
Structured Investments.  A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.
Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify the Fund’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.
The Fund may invest in commodity-linked or commodity index-linked securities which have principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices, such as the Goldman Sachs Commodities Index. They are sometimes referred to as structured investments because the terms of the instrument may be structured by the issuer of the instrument and the purchaser of the instrument. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index or investment. The Fund’s investment in these instruments exposes the Fund to the commodities market and the risks associated with commodities underlying the instrument without investing directly in physical commodities. The Fund’s indirect exposure to commodities may be limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.
Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, the Fund’s ability to resell such
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a structured instrument may be more limited than its ability to resell other Fund securities. The Fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Fund’s net assets, when combined with all other illiquid investments of the Fund.
Market Events.  The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.
The enactment of the Dodd-Frank Act provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole is not yet certain.
Portfolio Turnover
The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by the Fund were replaced once during the fiscal year. The Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. The Fund’s portfolio turnover rate may be higher when the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. The following table summarizes the portfolio turnover rates for the Fund for the last two fiscal years.
Fund Name	Portfolio Turnover Rate for the fiscal year ended June 30, 2016	Portfolio Turnover Rate for the fiscal year ended June 30, 2015
Janus Henderson Diversified Alternatives Fund	0%	0%

Portfolio Holdings Disclosure Policies and Procedures
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-800-525-0020 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a
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calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or under the Fund’s Holdings & Details tab at janushenderson.com/allfunds if you hold Class D Shares).
The Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement, as well as preapproval of the Chief Compliance Officer and of the Fund’s portfolio managers.
•	Top Holdings. The Fund’s top portfolio holdings, consisting of security names only in alphabetical order and determined according to their notional value, are generally available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. Upon request only, the Fund may provide security breakdowns (e.g., industry, sector, regional, market capitalization, risk premia basket, and asset allocation), and specific portfolio level performance contribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. The Fund may elect to provide the top performance contributors/detractors, consisting of security names in alphabetical order, monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds.
The Janus Henderson funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus Henderson funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus Henderson fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus Henderson fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in fund shares.
Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer or Ethics Committee that a Janus Henderson fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus Henderson funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.
Under extraordinary circumstances, Janus Capital’s Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus Henderson funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus Henderson funds shall be pre-approved by the Chief Compliance Officer or a designee.
To the best knowledge of the Janus Henderson funds, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or Janus Capital, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of one or more subadvisers and their products.
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Name	Frequency	Lag Time
Adviser Compliance Associates, LLC	As needed	Current
Alan Biller and Associates	Quarterly	Current
Allianz Investment Management LLC	As needed	Current
ALPS Distributors, Inc.	As needed	Current
AnchorPath Financial, LLC	As needed	Current
Aon Hewitt	As needed	Current
Athena Investment Services	As needed	Current
Barclays Risk Analytics and Index Solutions Limited	Daily	Current
Barra, Inc.	Daily	Current
Bloomberg Finance L.P.	Daily	Current
BNP Paribas	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Securities Corp.	Daily	Current
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Carr Communications NYC, LLC	As needed	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
Command Financial Press Corporation	As needed	2 days
Consulting Services Group, LLC	As needed	Current
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
DeMarche Associates	As needed	Current
Deutsche Bank AG, New York Branch	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems LLC	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Financial Models Company, Inc.	As needed	Current
FlexTrade LLC	Daily	Current
Frank Russell Company	As needed	Current
FrontSide Analytics, LLC	Daily	Current
HedgeFacts	Weekly	7 days
HeterMedia Services Limited	Monthly	Current
Horizon Investments, LLC	As needed	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
Interactive Data (Europe) Limited	Quarterly	10 days
Interactive Data Pricing and Reference Data LLC	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
J.P. Morgan Securities LLC	As needed	Current
Jeffrey Slocum & Associates, Inc.	As needed	Current
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Name	Frequency	Lag Time
KPMG LLP	As needed	Current
LendAmend LLC	As needed	Current
Lipper Inc.	Quarterly	Current
Marco Consulting Group, Inc.	Monthly	Current
Marquette Associates	As needed	Current
Markit EDM Limited	Daily	Current
Markit Loans, Inc.	Daily	Current
Mercer Investment Consulting, Inc.	As needed	Current
Merrill Communications LLC	Quarterly	Current
MIO Partners, Inc.	As needed	Current
Momentum Global Investment Management	As needed	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Morningstar, Inc.	As needed	30 days
New England Pension Consultants	Monthly	Current
Nomura Funds Research & Technologies America Inc.	As needed	Current
Omgeo LLC	Daily	Current
Pacific Life	As needed	Current
Perficient, Inc.	As needed	Current
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
Protiviti, Inc.	As needed	Current
RR Donnelley and Sons Company	Daily	Current
R.V. Kuhns & Associates	As needed	Current
Rocaton Investment Advisors, LLC	As needed	Current
Rogerscasey, Inc.	Quarterly	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
SEI Investments	As needed	Current
Serena Software, Inc.	As needed	Current
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
State Street Bank and Trust Company	Daily	Current
State Street Global Advisors	Monthly	Current
Stratford Advisory Group, Inc.	As needed	Current
Summit Strategies Group	Monthly; Quarterly	Current
The Ohio National Life Insurance Company	As needed	Current
Thomson Reuters (Markets) LLC	Daily	Current
Thrivent Financial for Lutherans	As needed	Current
Top Five Solutions LLC	As needed	Current
Tower Investment	As needed	30 days
Towers Watson	As needed	Current
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
UBS Global Asset Management	As needed	Current
Wachovia Securities LLC	As needed	Current
Wall Street On Demand, Inc.	Monthly; Quarterly	30 days; 15 days
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Name	Frequency	Lag Time
Wilshire Associates Incorporated	As needed	Current
Wolters Kluwer Financial Services, Inc.	Monthly	Current
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information. Under no circumstance does Janus Capital, a Janus Henderson mutual fund, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.
Janus Capital manages other accounts such as separately managed accounts, other pooled investment vehicles, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus Henderson funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund’s portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund’s portfolio holdings disclosure policies.

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Investment adviser

Investment Adviser – Janus Capital Management LLC
As stated in the Prospectuses, the Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”).
The Fund’s Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund’s Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Fund’s Trustees or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement: (i) may be terminated, without the payment of any penalty, by the Fund’s Trustees, or the vote of at least a majority of the outstanding voting securities of the Fund, or Janus Capital, on 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of the Fund.
The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund’s investments, provide office space for the Fund and certain other advisory-related services. The Fund pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of all Fund Trustees, other costs of complying with applicable laws regulating the sale of Fund shares, compensation to the Fund’s transfer agent, and other costs, including shareholder servicing costs.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Shareholders of the Fund have approved the use of a manager-of-managers structure.
Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Fund documents, and other services for which the Fund reimburses Janus Capital for its out-of-pocket costs. The Fund also pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services that Janus Capital provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund.
Many of these costs vary from year to year which can make it difficult to predict the total impact to your Fund’s expense ratio, in particular during times of declining asset values of the Fund. Certain costs may be waived and/or reimbursed by Janus Capital pursuant to an expense limitation agreement with the Fund.
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A discussion regarding the basis for the Trustees’ approval of the Fund’s Investment Advisory Agreement is included in the Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). The reports are also available, free of charge, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).
The Fund and the Subsidiary each pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each, and is calculated at the following annual rate.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)
Janus Henderson Diversified Alternatives Fund	First $1 Billion Over $1 Billion	1.00 0.95

To the extent the Fund invests its assets in the Subsidiary, Janus Capital does not collect fees that it would otherwise be entitled in an amount equal to the fee rate that Janus Capital receives from the Subsidiary.
Information relating to the Subsidiary advisory agreement is contained in the section titled “Management and Operation of the Subsidiary.”
Expense Limitation
Janus Capital agreed by contract to waive the advisory fee payable by the Fund, or reimburse expenses, in an amount equal to the amount, if any, that the Fund’s normal operating expenses, which include the other expenses of the Subsidiary, in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each class of the Fund, refer to the “Fees and Expenses of the Fund” table in the Fund Summary of each Prospectus. Provided that Janus Capital remains investment adviser to the Fund, Janus Capital has agreed to continue the waiver until at least November 1, 2017.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Diversified Alternatives Fund	1.25

The following table summarizes the investment advisory fees paid by the Fund and any advisory fee waivers pursuant to the investment advisory fee agreement in effect during the last three fiscal years ended June 30.
	2016		2015		2014
Fund Name	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)/ Recoupment
Janus Henderson Diversified Alternatives Fund	$759,473	– $239,907	$836,573	– $241,328	$1,037,079	– $205,249/
						$ 31,479(1)

(1)	Amount shown reflects Janus Capital’s recoupment of previously waived or reimbursed expenses of the Fund.

Payments to Financial Intermediaries By Janus Capital or Its Affiliates
In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell certain classes of Shares of Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual
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fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A Shares and Class C Shares, and for certain financial intermediaries with advisory platforms, Class I Shares, are AIG Advisor Group, Inc. and its broker-dealer subsidiaries; Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley Smith Barney, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; and Wells Fargo Advisors, LLC and its broker-dealer affiliates. These fees may be in addition to fees paid from the Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.
In addition, for all share classes (with the exception of Class D Shares and Class N Shares), Janus Capital, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other non-distribution related shareholder or administrative services in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid from the Fund’s assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.
Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
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The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you.
Additional Information About Janus Capital
Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.
With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital, an account may participate in a Primary Offering if the portfolio managers believe the Primary Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. The Primary Offering allocation procedures generally require that all securities purchased in a Primary Offering be allocated to all participating accounts based upon a portfolio manager’s initial indication of interest (i.e., the desired number of securities or the aggregate amount to be invested). To the extent a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund participates in a Primary Offering, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund.
Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes. In certain circumstances, and subject to the Primary Offering allocation procedures, Janus Capital may deviate from these procedures to account for allocation sizes that are deemed, by the portfolio managers, to be de minimis to certain eligible accounts or to address situations specific to individual accounts (e.g., cash limitations, position weightings, etc.). Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.
Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.
Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other
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situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.
The Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.
Pursuant to the provisions of the 1940 Act, Janus Henderson mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.
The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of the Janus Capital “funds of funds,” which are funds that primarily invest in other Janus Henderson mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Capital funds of funds and the other Janus Henderson mutual funds. The Trustees intend to address any such conflicts as deemed appropriate.
Janus Capital Ethics Rules
Janus Capital and Janus Henderson Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Policy, Gift and Entertainment Policy, and Outside Business Activity Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Henderson Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.
Under the Personal Trading Policy, all Janus Capital and Janus Henderson Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Henderson Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Personal Trading Policy. All personnel of Janus Capital, Janus Henderson Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Trading Policy.
In addition to the pre-clearance requirement described above, the Personal Trading Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Trading Policy and under certain circumstances Janus Capital and Janus Henderson Distributors personnel may be required to forfeit profits made from personal trading.
Proxy Voting Policies and Procedures
The Fund’s Trustees have delegated to Janus Capital the authority to vote all proxies relating to the Fund’s portfolio securities in accordance with Janus Capital’s own policies and procedures. A summary of Janus Capital’s policies and procedures is available without charge: (i) upon request, by calling 1-800-525-0020; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.
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A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janushenderson.com/proxyvoting.
The Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janushenderson.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.
Janus Capital Management LLC Proxy Voting Summary For Mutual Funds
Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.
Proxy Voting Procedures
Janus Capital has developed proxy voting guidelines (the “Janus Guidelines”) that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital’s portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Proxy Voting Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Proxy Voting Committee establishes its recommendations and revises the Janus Guidelines, they are distributed to Janus Capital’s portfolio managers for review and implementation. Mutual fund proxies are generally voted in accordance with the Janus Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.
While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital’s portfolio managers, it does not have proxy voting authority for any proprietary or nonproprietary mutual fund. In addition, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service provides research and recommendations on proxy issues. Janus Capital’s portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Certain funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. The portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager has discretion to vote differently than the Janus Guidelines.
The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Janus Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.
Proxy Voting Policies
As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.
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Board of Directors Issues
Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
Auditor Issues
Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.
Equity and Executive Compensation Issues
Janus Capital reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Janus Capital will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Capital will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Janus Capital).
General Corporate Issues
Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.
Shareholder Proposals
If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital’s first priority is to act as a fiduciary in the best financial interests of its clients. Janus Capital recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus Capital strives to balance these issues in a manner consistent with its fiduciary obligations. Janus Capital will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Janus Capital will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

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Custodian, transfer agent, and certain affiliations

State Street Bank and Trust Company (“State Street”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund and the Subsidiary, and of an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund’s securities and cash held outside the United States. The Fund’s Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.
Janus Services LLC (“Janus Services”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other non-distribution related shareholder services for the Fund.
Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Fund’s Trustees have set limits on fees that the Fund may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class D Shares of the Fund pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of the Fund for shareholder services provided by Janus Services.
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.
Shareholder services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.
For the fiscal years ended June 30, the total amounts paid by Class D Shares, Class S Shares, and Class T Shares of the Fund to Janus Services for administrative services are summarized below. For Class S Shares and Class T Shares, Janus Services pays out all or substantially all of the amount reflected as compensation to broker-dealers and service providers. Amounts for certain share classes may include the reimbursement of administrative services fees by Janus Capital to the Fund.
	2016	2015	2014
Fund Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Janus Henderson Diversified Alternatives Fund
Class D Shares	$4,594	$3,937	$7,156
Class S Shares	$3,351	$3,945	$4,311
Class T Shares	$4,222	$5,406	$5,407

Janus Services is compensated for its services related to Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders.
Through Janus Services, the Fund pays DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for certain broker-controlled accounts and closed accounts. These fees are in addition to any administrative services
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fees paid to Janus Services. The Fund also uses and pays for DST systems to track and process contingent deferred sales charges. These fees are only charged to classes of the Fund with contingent deferred sales charges, as applicable.
Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund. Janus Henderson Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Henderson Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus Henderson Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Henderson Distributors continuously offers the Fund’s Shares and accepts orders at NAV per share of the relevant class. The cash-compensation amount or rate at which Janus Henderson Distributors’ registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

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Portfolio transactions and brokerage

Janus Capital places all portfolio transactions of the Fund. Janus Capital has a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below. The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.
Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital’s knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, Janus Capital must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital’s own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer’s sale of Fund shares when choosing a broker-dealer to effect transactions.
“Cross trades,” in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Fund’s Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus Henderson-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus Henderson fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.
For the fiscal year ended June 30, 2016, the total brokerage commissions paid by the Fund to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Fund are summarized below.
Fund Name	Commissions	Transactions
Janus Henderson Diversified Alternatives Fund	$344	$—

Janus Capital does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Janus Capital has entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Janus Capital with research or brokerage services, as permitted under Section 28(e) of the Securities Exchange Act of 1934. CCAs allow Janus Capital to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer
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to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Janus Capital are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital, and such research may not necessarily be used by Janus Capital in connection with the same accounts that paid commissions to the broker providing such brokerage and research products and services. Such products and services may not always be used in connection with management of the Fund. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services.
Janus Capital may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but “step-out” all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital directs that broker-dealer to designate a portion of the broker-dealer’s commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital’s receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital has an incentive to continue to engage in such transactions; however, Janus Capital only intends to utilize step-out transactions and new issue designations when it believes that doing so would not hinder best execution efforts.
When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.
The following table lists the total amount of brokerage commissions paid by the Fund for the fiscal years ended June 30.
Fund Name	2016	2015	2014
Janus Henderson Diversified Alternatives Fund	$—	$—	$63,095

Brokerage commissions paid by the Fund may vary significantly from year to year because of portfolio turnover rates, shareholder, broker-dealer, or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

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Shares of the trust

Net Asset Value Determination
As stated in the Fund’s Prospectuses, the net asset value (“NAV”) of the Shares of each class of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value.
Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
To the extent there are any errors in the Fund’s NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.
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Purchases
With the exception of Class D Shares and Class I Shares, Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and Class I Shares may be purchased directly with the Fund in certain circumstances as provided in the Fund’s Prospectuses. Not all financial intermediaries offer all classes. Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses. Certain Shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. Under certain circumstances, the Fund may permit an in-kind purchase of Class A Shares, Class C Shares, Class I Shares, Class N Shares, Class S Shares, or Class T Shares.
Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value Determination.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Fund’s Prospectuses will provide you with detailed information about investing in the Fund.
Janus Capital has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
Class A Shares
The price you pay for Class A Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Henderson Distributors, the Trust’s distributor, as shown in the table, except where Janus Henderson Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Henderson Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.
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Amount of Purchase at Offering Price	Sales Charge as a Percentage of Offering Price*	Sales Charge as a Percentage of Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.75%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.60%
$1,000,000 but under $4,000,000**	0.00%	0.00%	1.00%
$4,000,000 but under $10,000,000**	0.00%	0.00%	0.50%
$10,000,000 and above**	0.00%	0.00%	0.25%
*	Offering Price includes the initial sales charge.
**	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Fund and other Janus Henderson funds that are offered with a sales charge to take advantage of lower sales charges.
The following table shows the aggregate amount of underwriting commissions paid to Janus Henderson Distributors from proceeds of initial sales charges paid by investors on Class A Shares (substantially all of which were paid out to financial intermediaries) for the fiscal years ended June 30.
	Aggregate Sales Commissions
Fund Name	2016	2015	2014
Janus Henderson Diversified Alternatives Fund
Class A Shares	$2,232	$10,946	$653

During the fiscal years ended June 30, Janus Henderson Distributors retained the following upfront sales charges.
	Upfront Sales Charges
Fund Name	2016	2015	2014
Janus Henderson Diversified Alternatives Fund
Class A Shares	$282	$124	$87

Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class S Shares, and Class T Shares
Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class S Shares, and Class T Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.
Janus Henderson Distributors also receives amounts pursuant to Class A Share, Class C Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the “Distribution and Shareholder Servicing Plans” and “Redemptions” sections, respectively, of this SAI.
Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.
Distribution and Shareholder Servicing Plans
Class A Shares and Class S Shares
As described in the Prospectuses, Class A Shares and Class S Shares have each adopted distribution and shareholder servicing plans (the “Class A Plan” and “Class S Plan,” respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder
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servicing of Class A Shares or Class S Shares of the Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Henderson Distributors, the Fund’s distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares and Class S Shares, which became effective on July 6, 2009.
Class C Shares
As described in the Prospectuses, Class C Shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in the sale of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.
The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Henderson Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.
Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
For the fiscal year ended June 30, 2016, under each Class’ respective Plan, Class A Shares, Class C Shares, and Class S Shares of the Fund in total paid $27,026 to Janus Henderson Distributors (substantially all of which Janus Henderson Distributors paid out as compensation to broker-dealers and other service providers). The dollar amounts and the manner in which these 12b-1 payments were spent are summarized below.
Fund Name	Advertising and Literature	Prospectus Preparation, Printing and Mailing	Payment to Brokers
Janus Henderson Diversified Alternatives Fund
Class A Shares	$29	$917	$4,219
Class C Shares	$11	$916	$1,018
Class S Shares	$ 7	$915	$ 0

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Redemptions
Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and, in certain circumstances, Class I Shares may be redeemed directly with the Fund. Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s Shares. Redemptions by these large shareholders of their holdings in the Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If the Fund makes an in-kind payment, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Fund for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined.
The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Class A Shares
A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.
Class C Shares
A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.
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For the fiscal years ended June 30, the total amounts received by Janus Henderson Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below.
	Contingent Deferred Sales Charges
Fund Name	2016	2015	2014
Janus Henderson Diversified Alternatives Fund
Class A Shares	$—	$—	$—
Class C Shares	$—	$—	$—

Processing or Service Fees
Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

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Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.
It is a policy of the Fund to make distributions of substantially all of its net investment income and any realized net capital gains at least annually. Any net capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Fund declares and makes annual distributions of net investment income (if any).
Fund Taxation
The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.
A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.
Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. In certain circumstances, the Fund may be required to accrue income on an investment prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. In certain cases, the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.
The Fund’s investments in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognizes taxable income, which in turn must be distributed even though the Fund may not have received any income upon such an event.
Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year and the Fund qualifies under Section 853 of the Internal Revenue Code, the Fund may elect to pass through such taxes to shareholders. If the Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax
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credit or deduction for such taxes, subject to certain limitations. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.
Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
The Fund’s investments in REIT equity securities, if any, may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to an IRS notice, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) may be subject to federal income tax in all events. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which the Fund may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders: (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income; and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. This may impact the Fund’s performance.
The Fund’s investments in REITs, if any, may require the Fund to pass through certain “excess inclusion income” as “unrelated business taxable income” (“UBTI”). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Fund regarding recent IRS pronouncements about the treatment of such income for certain tax-exempt investors.
The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.
Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules,
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and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the IRS could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.
The Fund may invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. The IRS has previously issued private letter rulings in which the IRS specifically concluded that income derived from investment in a wholly-owned subsidiary of a fund would be qualifying income. The Fund has not applied for a private letter ruling from the IRS to confirm that income produced by the Fund’s investment in the Subsidiary would constitute qualifying income to the Fund. Currently, the IRS has suspended the issuance of such private letter rulings pending a review of its position. There is a risk that the IRS could assert that the income and gain derived from the Fund’s investment in the Subsidiary, and the income and gain from the Fund’s investments in commodity-linked notes, would not be considered qualifying income for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. If the IRS makes an adverse determination relating to the treatment of such income and gain, the Fund would likely need to significantly change its investment strategies, which could adversely affect the Fund.
Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, and be taxed as such.
In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the United States and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.
The Subsidiary will be treated as a controlled foreign corporation (“CFC”). The Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.
Shareholder Taxation
All income dividends and capital gains distributions, if any, on the Fund’s Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the first business day following the record date, unless the shareholder has elected to receive distributions in cash. Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions from the Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long
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shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. Dividends paid by the Fund may also qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from most REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Fund’s corporate shareholders. Distributions from the Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.
Distributions declared by the Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.
Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.
When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, the Fund is required to withhold 28% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. The Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

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Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of Janus Capital as that term is defined by the 1940 Act.
Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, as supplemented, collectively, the two registered investment companies consist of 65 series or funds.
The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.
TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	65	Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	65	Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).
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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	65	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	65	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	65	Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).
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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	65	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	65	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	65	Independent Trustee, Henderson Global Funds (13 portfolios) (since 2015); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	65	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Diversified Alternatives Fund	7/16-Present	Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).
John S. Fujiwara 151 Detroit Street Denver, CO 80206 DOB: 1960	Executive Vice President and Co-Portfolio Manager Janus Henderson Diversified Alternatives Fund	12/12-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Senior Principal at Absolute Plus Management, LLC (2006-2012).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.
*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s
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business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.
Alan A. Brown:  Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013.
William D. Cvengros:  Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.
Raudline Etienne:  Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Advisor to a global strategy firm, and a Fund Independent Trustee since 2016.
William F. McCalpin:  Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.
Gary A. Poliner:  Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Fund Independent Trustee since 2016.
James T. Rothe:  Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.
William D. Stewart:  Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.
Linda S. Wolf:  Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.
General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus Henderson funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus Henderson funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus Henderson funds’ service providers, including the investment management agreements with Janus Capital and any applicable subadviser. The Trustees are also responsible for determining or changing each Janus Henderson fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Janus Henderson funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Janus Henderson funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Janus Henderson funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus Henderson funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus Henderson funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus Henderson fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size
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and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Henderson funds in the complex.
Committees of the Board
The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Nominating and Governance Committee, and Pricing Committee. The table below shows the committee members as of the date of this SAI. The composition of certain committees was different throughout the fiscal year. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:
	Summary of Functions	Members * (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended June 30, 2016
Audit Committee	Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.	William D. Cvengros (Chair) Gary A. Poliner William D. Stewart	8
Brokerage Committee	Reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of portfolio transactions.	Alan A. Brown (Chair) James T. Rothe William D. Stewart	4
Investment Oversight Committee	Oversees the investment activities of the Trust’s funds and reviews various matters related to the operations of the Janus Henderson money market funds, including compliance with their Money Market Fund Procedures.	William F. McCalpin (Chair) Alan A. Brown William D. Cvengros(1) Raudline Etienne Gary A. Poliner James T. Rothe William D. Stewart Linda S. Wolf	5
Legal and Regulatory Committee	Oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, and oversees the implementation and administration of the Trust’s Proxy Voting Guidelines.	Linda S. Wolf (Chair) Alan A. Brown William F. McCalpin Gary A. Poliner	8
Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	James T. Rothe (Chair) William F. McCalpin Linda S. Wolf	6
Pricing Committee	Determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees and reviews other matters related to the pricing of securities.	William D. Stewart (Chair) Raudline Etienne James T. Rothe Linda S. Wolf	4

*	Raudline Etienne and Gary A. Poliner were elected as new Fund Trustees at a joint Special Meeting of Shareholders on June 14, 2016.
(1)	Mr. Cvengros serves as the Lead Trustee for money market matters.
Board Oversight of Risk Management
Janus Capital, as part of its responsibilities for the day-to-day operations of the Janus Henderson funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus Henderson funds’ operations, oversees Janus Capital’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus Henderson funds. The
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Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Janus Henderson funds’ other service providers and from independent consultants hired by the Board.
Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with Janus Henderson fund transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus Henderson fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus Henderson funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Capital’s Chief Compliance Officer, discusses relevant risk issues that may impact the Janus Henderson funds and/or Janus Capital’s services to the funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus Henderson funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Janus Henderson funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of Janus Capital to provide services to the funds.
The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus Henderson funds’ risk management process.
Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.
As of December 31, 2015, the Trustees owned securities of the Fund described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Henderson Funds”).
Name of Trustee*	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees
William F. McCalpin	None	Over $100,000(1)
Alan A. Brown	None	Over $100,000
William D. Cvengros	None	Over $100,000
James T. Rothe	None	Over $100,000(1)
William D. Stewart	None	Over $100,000
Linda S. Wolf	None	Over $100,000(1)

*	Raudline Etienne and Gary A. Poliner were elected as new Fund Trustees at a joint Special Meeting of Shareholders on June 14, 2016.
(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.
The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled
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meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus Henderson funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Fund’s Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.
To the best knowledge of the Trust, the following table shows the aggregate compensation paid to each Independent Trustee by the Fund described in this SAI and all Janus Henderson Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Henderson Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”).
Name of Person, Position	Aggregate Compensation from the Fund for fiscal year ended June 30, 2016	Total Compensation from the Janus Henderson Funds for calendar year ended December 31, 2015(1)(2)
Independent Trustees
William F. McCalpin, Chairman and Trustee(3)(4)	$277	$382,000
Alan A. Brown, Trustee(4)	$198	$269,000
William D. Cvengros, Trustee(4)	$217	$272,000
Raudline Etienne, Trustee*	$171	$264,000
Gary A. Poliner, Trustee**	$ 95	N/A
James T. Rothe, Trustee(4)	$204	$279,000
William D. Stewart, Trustee(4)	$206	$267,000
Linda S. Wolf, Trustee(4)	$198	$282,000

*	Raudline Etienne served as independent consultant to the Trustees during the period June 2, 2014 to June 13, 2016. Ms. Etienne received Total Compensation from the Janus Henderson Funds in the amount reflected above during the calendar year ended December 31, 2015 for serving as an independent consultant to the Trustees. The Aggregate Compensation reflected above is for the period July 1, 2015 to June 30, 2016. Ms. Etienne was elected as a Fund Trustee on June 14, 2016.
**	Gary A. Poliner served as independent consultant to the Trustees during the period January 1, 2016 to June 13, 2016, and therefore received no compensation from the Janus Henderson Funds prior to January 1, 2016. The Aggregate Compensation reflected above is for the period January 1, 2016 to June 30, 2016. Mr. Poliner was elected as a Fund Trustee on June 14, 2016.
(1)	For all Trustees, includes compensation for service on the boards of two Janus Capital trusts comprised of 58 portfolios.
(2)	Total Compensation received from the Janus Henderson Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $38,200 and James T. Rothe $279,000.
(3)	Aggregate Compensation received from the Fund and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)	Aggregate Compensation received from the Fund and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as chair of, or as Lead Trustee for, one or more committees of the Board of Trustees during certain periods.

Janus Investment Personnel
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2016. For any co-managed Fund or account, the assets reflect total Fund assets. If applicable, accounts included under Other Registered Investment Companies may include subadvised accounts and non-U.S. registered investment companies. No accounts included in the totals listed below have a performance-based advisory fee.
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		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ashwin Alankar(1)	Number of Other Accounts Managed	3	None	3
	Assets in Other Accounts Managed	$21,544,022	None	$23,159,564
John S. Fujiwara	Number of Other Accounts Managed	1	1	5
	Assets in Other Accounts Managed	$ 2,195,968	$13,223,534	$18,946,321

(1)	Effective July 1, 2016, Co-Portfolio Manager Ashwin Alankar assumed shared responsibility for the day-to-day management of the Fund.
Material Conflicts
As shown in the table above, the portfolio managers may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus Henderson funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than the Fund or may have a performance-based management fee. As such, fees earned by Janus Capital may vary among these accounts. Janus Capital or an affiliate may also provide seed capital to one or more of these accounts. In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Under certain circumstances, a portfolio manager (or portfolio manager’s family members) may own the same securities as those held in the Fund’s portfolio. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by a portfolio manager (or portfolio manager’s family members) of the same securities held in the Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Ethics Rules.
Janus Capital is the adviser to the Fund and the Janus Capital “funds of funds,” which are funds that invest primarily in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Capital “funds of funds” and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Capital “fund of funds” to the Fund. For example, the Janus Capital “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing Janus Capital the opportunity to recoup expenses it previously waived or reimbursed for the Fund, or to reduce the amount of seed capital investment needed by Janus Capital for the Janus Henderson funds. In addition, the Janus Capital “funds of funds” portfolio managers, Enrique Chang, who also serves as President, Head of Investments of Janus Capital, and oversees equity and fundamental fixed-income trading, and Ashwin Alankar, who also serves as Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital, each have regular and continuous access to information regarding the holdings and trade details of the Fund, as well as knowledge of, and potential impact on, investment strategies and techniques of the Fund. Mr. Alankar may also be subject to conflicts of interest in allocating the Fund’s assets among the Janus Capital “funds of funds” since he serves as portfolio manager of the Fund and the Janus Capital “funds of funds.”
Compensation Information
The following describes the structure and method of calculating a portfolio manager’s compensation as of June 30, 2016.
The portfolio managers are compensated for managing the Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.
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Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and consist of a mixture of JHG restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus Henderson mutual fund investments selected by the portfolio manager.
A portfolio manager’s variable compensation is discretionary and is determined by Janus Capital management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Capital’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.
Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods.
Certain portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.
Ownership of Securities
As of June 30, 2016, the portfolio managers beneficially owned securities of the Fund in the dollar range shown in the following table. The last column of the table also reflects each individual’s aggregate beneficial ownership of all mutual funds advised by Janus Capital within the Janus Henderson family of funds (collectively, the “Janus Henderson Funds”).
Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed		Aggregate Dollar Range of Equity Securities in Janus Henderson Funds
Janus Capital
Ashwin Alankar(1)	Janus Henderson Diversified Alternatives Fund	None	$100,001-$500,000
John S. Fujiwara	Janus Henderson Diversified Alternatives Fund	$500,001-$1,000,000	$500,001-$1,000,000

(1)	Effective July 1, 2016, Co-Portfolio Manager Ashwin Alankar assumed shared responsibility for the day-to-day management of the Fund.

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Principal shareholders

As of September 30, 2016, the officers and Trustees as a group owned approximately 11.3% of Class D Shares of the Fund and less than 1% of the outstanding Shares of any other class of the Fund. In addition, an investment by Janus Capital’s funds of funds may comprise a significant percentage of a share class or the Fund. As of September 30, 2016, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Fund is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of the Fund, or is identified as the record owner of more than 25% of the Fund and has voting and/or investment powers, that person or entity may be presumed to control the Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. In addition, a large redemption by a controlling shareholder could significantly reduce the asset size of the Fund, which may adversely affect the Fund’s investment flexibility, portfolio diversification, and expense ratio.
To the best knowledge of the Trust, as of September 30, 2016, no other person or entity owned beneficially 5% or more (or beneficially owned more than 25%) of the outstanding Shares of any class of the Fund, except as shown. To the extent that Janus Capital, an affiliate, or an individual, such as the Fund’s portfolio manager(s), owns a significant portion of the Shares of any class of the Fund or the Fund as a whole, the redemption of those Shares may have an adverse effect on the Fund, a share class, and/or its shareholders. Janus Capital may consider the effect of redemptions on the Fund and the Fund’s other shareholders in deciding whether to redeem its Shares. In certain circumstances, Janus Capital’s or JHG’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, entities other than Janus Capital shown as owning more than 25% of the outstanding Shares of a class of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.
Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Diversified Alternatives Fund Class A Shares	Janus Capital Group Inc. Denver, CO	37.22%*
	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	33.30%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	27.58%
Janus Henderson Diversified Alternatives Fund Class C Shares	Janus Capital Group Inc. Denver, CO	76.15%*
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	23.56%
Janus Henderson Diversified Alternatives Fund Class D Shares	John S. Fujiwara Denver, CO	11.28%
Janus Henderson Diversified Alternatives Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	85.86%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	12.78%
Janus Henderson Diversified Alternatives Fund Class N Shares	Janus Global Allocation Fund – Moderate Diversified Alternatives Omnibus Denver, CO	45.12%
	Janus Global Allocation Fund – Growth Diversified Alternatives Omnibus Denver, CO	26.72%
	Janus Global Allocation Fund – Conservative Diversified Alternatives Omnibus Denver, CO	24.84%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.
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Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Diversified Alternatives Fund Class S Shares	Janus Capital Group Inc. Denver, CO	100%*
Janus Henderson Diversified Alternatives Fund Class T Shares	Janus Capital Group Inc. Denver, CO	69.83%*
	LPL Financial Omnibus Customer Account San Diego, CA	10.33%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	6.19%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

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Miscellaneous information

The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 52 series of shares, known as “Funds.” Each Fund presently offers interests in different classes of shares as described in the table below.
Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Emerging Markets Fund	x	x	x	x				x	x
Janus Henderson Adaptive Global Allocation Fund	x	x	x	x		x		x	x
Janus Henderson All Asset Fund	x	x	x	x		x		x	x
Janus Henderson Asia Equity Fund	x	x	x	x				x	x
Janus Henderson Balanced Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Contrarian Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson Diversified Alternatives Fund	x	x	x	x		x		x	x
Janus Henderson Dividend & Income Builder Fund	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Fund	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Managed Volatility Fund	x	x	x	x				x	x
Janus Henderson Enterprise Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson European Focus Fund	x	x	x	x		x		x	x
Janus Henderson Flexible Bond Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Forty Fund(1)	x	x		x		x	x	x	x
Janus Henderson Global Allocation Fund – Conservative(2)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Growth(2)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Moderate(2)	x	x	x	x				x	x
Janus Henderson Global Bond Fund	x	x	x	x		x		x	x
Janus Henderson Global Equity Income Fund	x	x	x	x		x		x	x
Janus Henderson Global Income Managed Volatility Fund	x	x	x	x				x	x
Janus Henderson Global Life Sciences Fund(2)	x	x	x	x				x	x
Janus Henderson Global Real Estate Fund(1)	x	x	x	x				x	x
Janus Henderson Global Research Fund(2)	x	x	x	x			x	x	x
Janus Henderson Global Select Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson Global Technology Fund(2)	x	x	x	x				x	x
Janus Henderson Global Unconstrained Bond Fund	x	x	x	x		x	x	x	x
Janus Henderson Global Value Fund(2)	x	x	x	x		x		x	x
Janus Henderson Government Money Market Fund(2)			x						x
Janus Henderson Growth and Income Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson High-Yield Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson International Long/Short Equity Fund	x	x	x	x		x		x	x
Janus Henderson International Managed Volatility Fund(1)	x	x	x	x		x		x	x
Janus Henderson International Opportunities Fund	x	x	x	x		x	x	x	x
Janus Henderson International Small Cap Fund	x	x	x	x		x		x	x
Janus Henderson International Value Fund	x	x	x	x		x		x	x
Janus Henderson Large Cap Value Fund(1)	x	x	x	x		x		x	x
Janus Henderson Mid Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Janus Henderson Money Market Fund(2)			x						x
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Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Henderson Multi-Sector Income Fund	x	x	x	x		x		x	x
Janus Henderson Overseas Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Real Return Fund	x	x	x	x				x	x
Janus Henderson Research Fund(2)	x	x	x	x		x		x	x
Janus Henderson Select Value Fund	x	x	x	x				x	x
Janus Henderson Short-Term Bond Fund(2)	x	x	x	x		x		x	x
Janus Henderson Small Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Janus Henderson Strategic Income Fund	x	x	x	x		x		x	x
Janus Henderson Triton Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson U.S. Core Fund(1)(2)	x	x	x	x		x		x	x
Janus Henderson U.S. Growth Opportunities Fund	x	x	x	x		x		x	x
Janus Henderson U.S. Managed Volatility Fund(1)	x	x	x	x		x		x	x
Janus Henderson Value Plus Income Fund	x	x	x	x				x	x
Janus Henderson Venture Fund(2)	x	x	x	x		x		x	x

(1)	On July 6, 2009, the funds of the Janus Adviser Series trust reorganized into the Trust. As a result, certain funds noted above assumed the assets and liabilities of the corresponding Janus Adviser Series funds. The Fund described in this SAI has a fiscal year end of June 30.
(2)	On February 16, 2010, the Fund’s Class J Shares (the initial share class) were restructured into two separate share classes. Shareholders who held their shares directly with Janus Capital were transitioned to a newly created share class called “Class D Shares.” Shareholders who held their shares through an intermediary remained in Class J Shares, which was renamed “Class T Shares.”
Funds listed in the preceding table that are not marked with footnote (1) or (2) commenced operations after July 6, 2009.
Effective January 28, 2011, Janus Research Core Fund was reorganized into Janus Henderson Growth and Income Fund. Effective March 15, 2013, Janus Global Research Fund was reorganized into Janus Worldwide Fund, which was subsequently renamed Janus Henderson Global Research Fund. Effective April 5, 2013, Janus World Allocation Fund was reorganized into Janus Henderson Global Allocation Fund – Moderate. Effective April 24, 2015, INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund) was reorganized into Janus Henderson U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund). Effective April 28, 2017, Janus Fund was reorganized into Janus Henderson Research Fund. Effective April 28, 2017, Janus Twenty Fund was reorganized into Janus Henderson Forty Fund.
Janus Capital reserves the right to the name “Janus.” In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name “Janus” as soon as reasonably practicable.
Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder incurring a financial loss on account of their liability as a shareholder of the Fund is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of the Fund.
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.
Shares of the Trust
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or
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subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.
Shareholder Meetings
The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders’ rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.
Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.
Voting Rights
Each of the Trustees of the Trust, except Diane L. Wallace, was elected at a Special Meeting of Shareholders on June 14, 2016. Ms. Wallace was elected at a Special Meeting of Shareholders on April 25, 2017. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.
As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.
Master/Feeder Option
The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.
Management And Operation of the Subsidiary
The Subsidiary, Janus Diversified Alternatives Subsidiary, Ltd., is an exempted company organized under the laws of the Cayman Islands, with its registered office at Maples Corporate Services Limited (“MCS”), PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. The Subsidiary’s affairs are overseen by a board currently consisting of one Director, Michelle Rosenberg, Chief Legal Counsel of the Fund. The Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors. The Subsidiary has entered into an investment advisory agreement with Janus Capital whereby Janus Capital provides investment advisory services to the Subsidiary.
The Subsidiary pays Janus Capital a management fee based on the average daily net assets of the Subsidiary and is calculated at the annual rate of 1.00% for the first $1 billion of the average daily closing net asset value of the Fund and Subsidiary and 0.95% for assets in excess of $1 billion. Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.
The advisory agreement with Janus Capital with respect to the Subsidiary will continue in effect from year to year so long as such continuance is approved annually by a majority of the Fund’s Independent Trustees, and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The agreement: (i) may be terminated without the payment of any penalty by the Fund or either party on 60 days’ written notice; (ii) terminates automatically in the event of
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its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent otherwise required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.
The Subsidiary, and in turn the Fund indirectly, will bear fees and expenses incurred in connection with the custody, transfer agency, and audit services that the Subsidiary receives.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund’s annual financial statements and compiles its tax returns.
Registration Statement
The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

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Financial statements

Documents Incorporated By Reference to the Annual Report of Janus Investment Fund (Audited)
The following audited financial statements for the year ended June 30, 2016 are hereby incorporated into this SAI by reference to the Annual Report dated June 30, 2016.
•	Consolidated Schedule of Investments as of June 30, 2016
•	Consolidated Statement of Assets and Liabilities as of June 30, 2016
•	Consolidated Statement of Operations for the year ended June 30, 2016
•	Consolidated Statements of Changes in Net Assets for each of the years indicated
•	Consolidated Financial Highlights for each of the periods indicated
•	Notes to Consolidated Schedule of Investments
•	Notes to Consolidated Financial Statements
•	Report of Independent Registered Public Accounting Firm
The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

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Appendix A

Explanation of Rating Categories
The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.
Standard & Poor’s Ratings Services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade
BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

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Fitch, Inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade
BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Short-Term Bond Rating	Explanation
F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Moody’s Investors Service, Inc.

Bond Rating	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.
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Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

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janushenderson.com
151 Detroit Street
Denver, Colorado 80206-4805
1-877-335-2687

▼	October 28, 2016 As Supplemented February 1, 2017 and June 5, 2017
	Class A Shares Ticker	Class C Shares Ticker	Class D Shares† Ticker	Class I Shares Ticker	Class N Shares Ticker	Class R Shares Ticker	Class S Shares Ticker	Class T Shares Ticker
Fixed Income
Janus Henderson Flexible Bond Fund	JDFAX	JFICX	JANFX	JFLEX	JDFNX	JDFRX	JADFX	JAFIX
Janus Henderson Global Bond Fund	JGBAX	JGBCX	JGBDX	JGBIX	JGLNX	N/A	JGBSX	JHBTX
Janus Henderson High-Yield Fund	JHYAX	JDHCX	JNHYX	JHYFX	JHYNX	JHYRX	JDHYX	JAHYX
Janus Henderson Multi-Sector Income Fund	JMUAX	JMUCX	JMUDX	JMUIX	JMTNX	N/A	JMUSX	JMUTX
Janus Henderson Real Return Fund	JURAX	JURCX	JURDX	JURIX	N/A	N/A	JURSX	JURTX
Janus Henderson Short-Term Bond Fund	JSHAX	JSHCX	JNSTX	JSHIX	JSHNX	N/A	JSHSX	JASBX
Global & International
Janus Henderson Adaptive Global Allocation Fund	JAGAX	JAVCX	JAGDX	JVGIX	JAGNX	N/A	JAGSX	JVGTX
Mathematical
Janus Henderson Emerging Markets Managed Volatility Fund	JOLAX	JOLCX	JOLDX	JOLIX	  *	N/A	JOLSX	JOLTX
Janus Henderson Global Income Managed Volatility Fund	JGDAX	JGDCX	JGDDX	JGDIX	  *	N/A	JGDSX	JDGTX
Janus Henderson International Managed Volatility Fund	JMIAX	JMICX	JIIDX	JMIIX	JMRNX	N/A	JMISX	JRMTX
Janus Henderson U.S. Core Fund‡	JDOAX	JLCCX	JIRMX	JRMCX	JRCNX	N/A	JLCIX	JRMSX
Janus Henderson U.S. Managed Volatility Fund	JRSAX	JRSCX	JRSDX	JRSIX	JRSNX	N/A	JRSSX	JRSTX
Value
Janus Henderson Large Cap Value Fund	JAPAX	JAPCX	JNPLX	JAPIX	JPLNX	N/A	JAPSX	JPLTX
Janus Henderson Mid Cap Value Fund‡	JDPAX	JMVCX	JNMCX	JMVAX	JDPNX	JDPRX	JMVIX	JMCVX
Janus Henderson Select Value Fund	JVSAX	JVSCX	JSVDX	JVSIX	  *	N/A	JSVSX	JSVTX
Janus Henderson Small Cap Value Fund	JDSAX	JCSCX	JNPSX	JSCOX	JDSNX	JDSRX	JISCX	JSCVX
Janus Henderson Value Plus Income Fund	JPVAX	JPVCX	JPVDX	JPVIX	  *	N/A	JPVSX	JPVTX

Janus Investment Fund
Statement of Additional Information
†	Class D Shares are closed to certain new investors.
*	Not currently offered.
‡	The Fund is closed to certain new investors.
This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares (collectively, the “Shares”) of the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the “Trust”). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Certain Funds do not offer all classes of Shares. Previously, each Fund’s name was preceded by “Janus,” “INTECH,” or “Perkins.” The Fund names noted above and throughout this SAI were effective on June 5, 2017.
This SAI is not a Prospectus and should be read in conjunction with the Funds’ Prospectuses dated October 28, 2016, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectuses. The Annual Report, which contains important financial information about the Funds, is incorporated by reference into this SAI. The Annual and Semiannual Reports are available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares), or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Classification, investment policies and restrictions, and investment strategies and risks	2
Investment adviser and subadvisers	46
Custodian, transfer agent, and certain affiliations	70
Portfolio transactions and brokerage	73
Shares of the trust	78
Net Asset Value Determination	78
Purchases	80
Distribution and Shareholder Servicing Plans	84
Redemptions	86
Income dividends, capital gains distributions, and tax status	89
Trustees and officers	93
Principal shareholders	108
Miscellaneous information	130
Shares of the Trust	131
Shareholder Meetings	132
Voting Rights	132
Master/Feeder Option	132
Independent Registered Public Accounting Firm	132
Registration Statement	132
Financial statements	133
Appendix A	134
Explanation of Rating Categories	134
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Classification, investment policies and restrictions,
and investment strategies and risks

Janus Investment Fund
This Statement of Additional Information includes information about 17 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.
Equity Funds. Janus Henderson Adaptive Global Allocation Fund, Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, Janus Henderson U.S. Core Fund, Janus Henderson U.S. Managed Volatility Fund, Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Select Value Fund, Janus Henderson Small Cap Value Fund, and Janus Henderson Value Plus Income Fund may be referred to collectively in this SAI as the “Equity Funds.”
Fixed-Income Funds. Janus Henderson Flexible Bond Fund, Janus Henderson Global Bond Fund, Janus Henderson High-Yield Fund, Janus Henderson Multi-Sector Income Fund, Janus Henderson Real Return Fund, and Janus Henderson Short-Term Bond Fund are referred to collectively in this SAI as the “Fixed-Income Funds.”
Classification
The Investment Company Act of 1940, as amended (“1940 Act”), classifies mutual funds as either diversified or nondiversified. Janus Henderson Adaptive Global Allocation Fund is classified as nondiversified. Janus Henderson Flexible Bond Fund, Janus Henderson Global Bond Fund, Janus Henderson High-Yield Fund, Janus Henderson Multi-Sector Income Fund, Janus Henderson Real Return Fund, Janus Henderson Short-Term Bond Fund, Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, Janus Henderson U.S. Core Fund, Janus Henderson U.S. Managed Volatility Fund, Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Select Value Fund, Janus Henderson Small Cap Value Fund, and Janus Henderson Value Plus Income Fund are classified as diversified.
Adviser
Janus Capital Management LLC (“Janus Capital”) is the investment adviser for each Fund and is responsible for the general oversight of each subadviser.
Subadvisers
Funds subadvised by INTECH.  INTECH Investment Management LLC (“INTECH”) is the investment subadviser for Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, Janus Henderson U.S. Core Fund, and Janus Henderson U.S. Managed Volatility Fund (together, the “INTECH Funds”).
Funds subadvised by Perkins.  Perkins Investment Management LLC (“Perkins”) is the investment subadviser for Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Select Value Fund, Janus Henderson Small Cap Value Fund, and approximately half of Janus Henderson Value Plus Income Fund (together, the “Value Funds”).
Investment Policies and Restrictions Applicable to All Funds
The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Unless otherwise noted, each of these policies applies to each Fund, except policies (1) and (2), which apply only to the Funds specifically listed in those policies, and policy (6), which applies as noted in that policy.
(1)  With respect to 75% of its total assets, each of Janus Henderson Flexible Bond Fund, Janus Henderson Global Bond Fund, Janus Henderson High-Yield Fund, Janus Henderson Multi-Sector Income Fund, Janus Henderson Real Return Fund, Janus Henderson Short-Term Bond Fund, Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, Janus Henderson U.S. Core Fund, Janus Henderson U.S. Managed Volatility Fund, Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Select Value Fund, Janus Henderson Small Cap Value Fund, and Janus Henderson Value Plus
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Income Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
Each Fund may not:
(2)  Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities), except that:
(i)	Janus Henderson Adaptive Global Allocation Fund may not invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities and securities of other investment companies).
(3)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(4)  Lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).
(5)  Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.
(6)  Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions. The Funds may not issue “senior securities” in contravention of the 1940 Act. In the case of Janus Henderson Real Return Fund and Janus Henderson Adaptive Global Allocation Fund, this policy shall not prohibit short sales transactions, or futures, options, swaps, repurchase transactions (including reverse repurchase agreements), or forward transactions.
(7)  Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.
As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.
The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:
(1)  If a Fund is an underlying fund in a Janus Capital fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.
(2)  The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The Trustees may impose limits on a Fund’s investments in short sales, as described in the Fund’s Prospectuses. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.
(3)  The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.
(4)  A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase
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agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.
(5)  The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds’ investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of liquidity factors affecting the security.
(6)  The Funds may not invest in companies for the purpose of exercising control of management.
Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that a Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.
For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.
For purposes of the Funds’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.
For purposes of each Fund’s policies on investing in particular industries, each Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Bloomberg Barclays for fixed-income investments. Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, a Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Funds may change any source used for determining industry classifications without prior shareholder notice or approval.
Investment Policy Applicable to Janus Short-Term Bond Fund
Janus Henderson Short-Term Bond Fund.  As an operational policy, under normal circumstances, Janus Henderson Short-Term Bond Fund expects to maintain an average weighted effective maturity of three years or less. The portfolio managers may consider estimated prepayment dates or call dates of certain securities in computing the portfolio’s effective maturity.
4

Investment Strategies and Risks
Diversification
Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.
Cash Position
As discussed in the Prospectuses, a Fund’s cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments and cash equivalent securities. Each Fund may also invest in affiliated or non-affiliated money market funds. (Refer to “Investment Company Securities.”)
The INTECH Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These Funds may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These Funds may also invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. Through this program, these Funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Funds’ otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.
Illiquid Investments
Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable), including securities that are purchased in private placements. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). Investments in Rule 144A Securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds’ liquidity procedures if traded in that market. Such securities will be treated as “restricted” if traded in the United States because foreign securities are not registered for sale under the Securities Act of 1933, as amended (the “1933 Act”).
If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid securities in an orderly fashion. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.
Each Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. A
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Fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.
Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund’s NAV.
Segregation of Assets
Consistent with SEC staff guidance, financial instruments that involve a Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments include, among others: (i) securities sold short; (ii) securities issued on a when-issued, delayed delivery, or forward commitment basis; (iii) reverse repurchase agreements; (iv) mortgage dollar rolls; (v) futures contracts; (vi) forward currency contracts; (vii) swap agreements; (viii) written options; and (ix) unfunded commitments.
Consistent with SEC staff guidance, a Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (a) maintains an offsetting financial position, or (b) segregates or “earmarks” liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Janus Capital maintains compliance policies and procedures that govern the kinds of transactions that may be deemed to be offsetting financial positions for purposes of (a) above, and the amount of liquid assets that would otherwise need to be segregated or earmarked for purposes of (b) above (the “Segregation and Collateral Procedures”).
The Segregation and Collateral Procedures provide, consistent with current SEC staff positions, that for forward currency contracts and swap agreements that require cash settlement, as well as swap agreements that call for periodic netting between a Fund and its counterparty, the required coverage amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forward currency contracts, and swap agreements, a Fund must segregate or earmark a larger amount of assets to cover its obligations. For example, when a Fund writes/sells credit default swaps or options, it must segregate liquid assets equal to the notional amount of the swap.
For purposes of calculating the amount of liquid assets that must be segregated or earmarked for a particular transaction, a Fund may deduct any initial and variation margin deposited with the relevant broker, but in the case of securities sold short, may not deduct the amount of any short sale proceeds. When a Fund sells securities short, the proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the position is closed out. If the lending broker requires a Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets places an upper limit on a Fund’s ability to leverage its investments and the related risk of losses from leveraging. A Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
As a general matter, liquid assets segregated or earmarked as cover for one position may not simultaneously be counted as cover for another position. However, in the case of a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put, a Fund may segregate or earmark the same liquid assets for both the call and put options. In such cases, a Fund expects to segregate or earmark liquid assets equivalent to the amount, if any, by which the put is “in the money.”
In order to comply with the Segregation and Collateral Procedures, a Fund may need to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate or earmark the required amount of assets. If segregated assets decline in value, a Fund will need to segregate
6

or earmark additional assets or reduce its position in the financial instruments. In addition, segregated or earmarked assets may not be available to satisfy redemptions or for other purposes, until a Fund’s obligations under the financial instruments have been satisfied. A Fund may not be able to promptly liquidate an unfavorable position and potentially could be required to continue to hold a position until the delivery date, regardless of changes in its value. Because a Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.
A Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Segregation and Collateral Procedures require the Fund to segregate or earmark. Notwithstanding the foregoing, Janus Capital reserves the right to modify its Segregation and Collateral Procedures in the future in its discretion, consistent with the 1940 Act and SEC or SEC staff guidance.
Securities Lending
Under procedures adopted by the Trustees, certain Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. Certain Funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Fund cannot vote the shares. The Funds, with the exception of the INTECH Funds, have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Funds and the affiliated cash management vehicle in which the cash collateral is invested, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Funds and the cash management vehicle. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Equity Securities
The Funds may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.
Common Stock.  Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.
Preferred Stock.  A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be
7

entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.
Convertible Security.  A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.
A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
Warrants.  Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying
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equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.
Special Purpose Acquisition Companies.  Certain Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Fund’s ability to meet its investment objective may be negatively impacted. In addition, SPACs, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Financial Services Sector Risk
To the extent a Fund invests a significant portion of its assets in the financial services sector, that Fund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.
Natural Disasters and Extreme Weather Conditions
Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Cyber Security Risk
With the increased use of the Internet to conduct business, the Funds are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Funds’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.
Cyber security failures or breaches by the Funds’ third party service providers (including, but not limited to, Janus Capital, custodians, transfer agents, and financial intermediaries), or the subadvisers (if applicable) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds may incur incremental costs to prevent cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While Janus Capital has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the
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Funds cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Foreign Securities
Each Fund, including each INTECH Fund to the extent that foreign securities may be included in its respective named benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. Each of Janus Henderson High-Yield Fund, Janus Henderson Multi-Sector Income Fund, Janus Henderson Real Return Fund, and Janus Henderson Short-Term Bond Fund has, at times, invested a substantial portion of its assets in foreign securities and may continue to do so. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
Currency Risk.  As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. Further, acts of terrorism in other countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which a Fund has exposure. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
Foreign Market Risk.  Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
Geographic Investment Risk.  To the extent a Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
Transaction Costs.  Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with
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high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.
Certain countries in the EU, particularly Greece, Ireland, and Portugal, have had to accept assistance from supra governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
On June 23, 2016, the United Kingdom voted via referendum to leave the EU, which led to significant market volatility around the world, as well as political, economic, and legal uncertainty. It is expected that the United Kingdom’s exit from the EU (known as “Brexit”) will take place within two years after the United Kingdom formally notifies the European Council of its intention to withdraw. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from a Fund’s performance to the extent the Fund is exposed to such interest rates.
Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Emerging Markets.  Within the parameters of its specific investment policies, each Fund, particularly Janus Henderson Global Bond Fund and Janus Henderson High-Yield Fund, may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” In addition, Janus Henderson Emerging Markets Managed Volatility Fund will invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries,” and to the extent these types of securities may be included in the other INTECH Funds’ respective named benchmark indices, INTECH’s mathematical investment process may select this type of security. Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. Janus Henderson Adaptive Global Allocation Fund will normally limit its investments in emerging market countries to 30% of its net assets. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries as previously discussed under “Foreign Securities.” The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. Many emerging market countries have
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experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.
The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, a Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Funds may be subject to emerging markets risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Securities Listed on Chinese Stock Exchanges.  Funds with the ability to invest in foreign securities may invest in securities listed on Chinese stock exchanges or have indirect exposure to these securities through derivative investments. These securities are divided into two classes of shares: China A Shares, the ownership of which is restricted to foreign investors under the Qualified Foreign Individual Investor (“QFII”) structure, and China B Shares, which may be owned by both Chinese and foreign investors. With respect to investments in China A Shares, QFII licenses are granted by the China Securities Regulatory Commission (“CSRC”) and an investment quota is granted by the State Administration of Foreign Exchange (“SAFE”). Janus Capital has been granted a QFII license and investment quota. There can be no assurance that a Fund will receive an investment quota. For Janus Henderson funds that receive allocations, a failure to utilize the quota and invest in Chinese local market securities and/or any repatriation of capital by a Fund may result in the permanent loss of the investment quota otherwise available to the Funds or other funds.
With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, a Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. An investment in China A Shares is also generally subject to the risks identified under “Foreign Securities,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China. The China A Shares market may be less liquid and trading prices could be more volatile than other foreign securities markets because of low trading volume and restrictions on movement of capital. Current Chinese tax law is unclear regarding whether capital gains realized on a Fund’s investments in China A Shares will be subject to tax.
People’s Republic of China regulations require QFIIs to entrust assets held in the People’s Republic of China and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital. China A Shares that are traded on the Shanghai or Shenzhen Stock Exchange are traded and held in book-entry form through the China Securities Depository and Clearing Corporation (“CSDCC”). Securities purchased by Janus Capital, in its capacity as a QFII, on behalf of a Fund can currently be received by the CSDCC as credited to a securities trading account maintained in the joint names of Janus Capital and its clients. Janus Capital may not use the account for any other purpose than for maintaining a Fund’s assets. Given that the custody accounts and securities trading account are maintained in the joint names of Janus Capital and its clients, a Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of Janus Capital may assert that the securities are owned by Janus Capital and not the Fund, and that a Chinese court, or a court applying Chinese law, would uphold such an assertion, in which case creditors of Janus Capital could seize assets of such Fund.
A fund with the ability to invest in foreign securities may also invest in China A Shares and other eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing linked program developed by Hong
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Kong Exchanges and Clearing Limited (“HKEC”), the SSE, and the China Securities Depository and Clearing Corporation Limited (“ChinaClear”) to permit mutual stock market access between mainland China and Hong Kong. Hong Kong Securities Clearing Company Limited (“HKSCC”), a clearing house operated by HKEC, acts as nominee for participants, such as a fund, accessing Stock Connect Securities.
Since the relevant regulations governing Stock Connect Securities are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. In particular, the courts may consider that the nominee or custodian, as registered holder of Stock Connect Securities, has full ownership over the Stock Connect Securities rather than a fund as the underlying beneficial owner. HKSCC, as nominee holder, does not guarantee the title to Stock Connect Securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them such as participation in corporate actions or shareholder meetings cannot be assured. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with participants will be limited to assisting participants with claims and the fund may not fully recover its losses or the Stock Connect Securities it owns. Recovery of the fund’s property may also be subject to delays and expenses, which may be material. Further, investors are currently able to trade Stock Connect Securities only up to certain daily maximums. Buy orders and sell orders are offset for purposes of the daily quota, which is applied to all market participants and not specifically to the funds or investment manager. If the daily quota is reached or a stock is recalled from the scope of eligible stocks for trading via the Stock Connect, a fund’s investment program would be adversely impacted.
Risks of Investments in the People’s Republic of China (“PRC”).  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in the PRC, or having indirect exposure to the PRC through derivative investments, presents additional risks. These additional risks include (without limitation): (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small market capitalization and less liquidity; (vii) greater competition from regional economies; (viii) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (ix) the relatively small size and absence of operating history of many Chinese companies; (x) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; and (xi) uncertainty with respect to the commitment of the government of the PRC to economic reforms.
Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to a Fund investing in securities and instruments economically tied to the PRC. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. A Fund’s investment in the PRC is, therefore, subject to the risk of such events. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investments in the PRC.
Risks of Investments in Russia.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Russia, or having indirect exposure to Russian securities through derivative investments, presents additional risks. Compared to most national securities markets, the Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from
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independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards, as compared to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.
Because of the relatively recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for that Fund to enforce its rights or otherwise remedy the loss.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
As a result of political and military actions undertaken by Russia, the United States and certain other countries, as well as the EU, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a Fund’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a Fund. Any or all of these potential results could lead Russia’s economy into a recession.
Risks of Investments in Latin American Countries.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Latin American countries, or having indirect exposure to Latin American securities through derivative investments, presents additional risks. Many Latin American countries have experienced, at one time or another, considerable difficulties, including high inflation and high interest rates. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals, and metals represent a significant percentage of Latin American exports.
Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares. As noted above, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates
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have had, and could have, in the future, very negative effects on the economies and securities markets of certain Latin American countries.
Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies, and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.
Short Sales
Certain Funds, with the exception of the INTECH Funds, may engage in “short sales against the box.” This technique involves either selling short a security that a Fund owns, or selling short a security that a Fund has the right to obtain, for delivery at a specified date in the future. A Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. A Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.
Certain Funds, with the exception of the INTECH Funds, may also engage in other short sales. A Fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.
The Funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Certain Funds’ ability to invest in short sales may be limited, as described in the Fund’s Prospectuses.
Zero Coupon, Step Coupon, and Pay-In-Kind Securities
Within the parameters of its specific investment policies, each Fund, with the exception of the INTECH Funds, may invest up to 10% (without limit for Janus Henderson Flexible Bond Fund, Janus Henderson Global Bond Fund, Janus Henderson High-Yield Fund, Janus Henderson Multi-Sector Income Fund, and Janus Henderson Real Return Fund) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face
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value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of a Fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund may obtain such cash from selling other portfolio holdings, which may cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by a Fund, to reduce the assets to which Fund expenses could be allocated, and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.
Pass-Through Securities
The Funds, with the exception of the INTECH Funds, may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Funds.
Agency Mortgage-Related Securities.  The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.
The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
The Federal National Mortgage Association (“Fannie Mae”) issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro
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rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.
In addition, the future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, to outright elimination of these entities. Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.
Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.
The Funds’ investments in mortgage-backed securities, including privately issued mortgage-related securities where applicable, may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
Asset-Backed Securities.  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.
Privately Issued Mortgage-Related Securities.  Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual
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loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, Janus Capital determines that the securities meet the Funds’ quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in Janus Capital’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the United States has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
A Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, Janus Capital takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, a Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of
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Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Commercial Mortgage-Backed Securities.  A Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities.  Other mortgage-related securities in which a Fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including collateralized mortgage obligation residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. In addition, a Fund may invest in any combination of mortgage-related interest-only or principal-only debt.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Adjustable Rate Mortgage-Backed Securities.  A Fund may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Other Types of Pass-Through Securities.  The Funds, with the exception of the INTECH Funds, also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests.
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Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds’ Prospectuses may apply.
Investment Company Securities
From time to time, a Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent a Fund is an underlying fund in a Janus Capital fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). A Fund may invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. A Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent a Fund invests in money market funds or other funds, such Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that Janus Capital serves as the investment adviser to underlying funds or investment vehicles in which a Fund may invest, Janus Capital may have conflicting interests in fulfilling its fiduciary duties to both the Fund and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In July 2014, the SEC adopted amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1.00 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on money market funds is unclear; however, any impact on the trading and value of money market instruments as a result of the 2014 Amendments may negatively affect a Fund’s return potential. There are various compliance dates for the 2014 Amendments, with the latest being October 2016.
Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of the 1940 Act.
As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an index-based investment or closed-end fund decreases below the price that a Fund paid for the shares and the
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Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.
Exchange-Traded Notes
Certain Funds may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities, and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. A Fund may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital or the subadviser, as applicable, will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. As senior debt securities, ETNs rank above the issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Fund would be in line to receive repayment of its investment before certain of the company’s other creditors. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Depositary Receipts
Each Fund, including each INTECH Fund to the extent that they may be included in its respective named benchmark index, may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds’ Prospectuses.
U.S. Government Securities
To the extent permitted by its investment objective and policies, each Fund, particularly Janus Henderson Flexible Bond Fund, Janus Henderson Global Bond Fund, Janus Henderson Multi-Sector Income Fund, Janus Henderson Real Return Fund, Janus Henderson Short-Term Bond Fund, and Janus Henderson Value Plus Income Fund, may invest in U.S. Government securities. The INTECH Funds may have exposure to U.S. Government securities only to the extent the cash sweep program may invest in such instruments. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency
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or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Inflation-Linked Securities
A Fund may invest in inflation-indexed securities, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to a Fund.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Municipal Obligations
The Funds, with the exception of the INTECH Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), and private activity bonds. In addition, a Fund may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.
The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.
A Fund may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.
Other Income-Producing Securities
Other types of income-producing securities that the Funds, with the exception of the INTECH Funds, may purchase include, but are not limited to, the following types of securities:
Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money, or its NAV could decline by the use of inverse floaters.
When-Issued, Delayed Delivery and Forward Commitment Transactions.  A Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery,
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or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, a Fund could miss a favorable price or yield opportunity. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.
A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.
Standby Commitments.  Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Strip Bonds.  Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender Option Bonds.  Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.
The Funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.
Variable and Floating Rate Obligations.  These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.
Real Estate Investment Trusts (“REITs”) and Real Estate-Linked Derivatives
Within the parameters of its specific investment policies, each Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.
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Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, a Fund purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.
Reverse repurchase agreements are transactions in which a Fund sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes, or as part of an inflation-related investment strategy.
Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund’s portfolio, although a Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. A Fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.
Mortgage Dollar Rolls
Certain Funds, particularly the Fixed-Income Funds, may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, a Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated
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maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.
Under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.
Successful use of mortgage dollar rolls depends on a Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.
Loans
Certain Funds may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. Commercial loans will comprise no more than 20% of each of the Fixed-Income Funds’, Janus Henderson Adaptive Global Allocation Fund’s, and Janus Henderson Value Plus Income Fund’s total assets. The loans in which a Fund may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Some of a Fund’s bank loan investments may be deemed illiquid and therefore would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid securities, when combined with the Fund’s other illiquid investments.
Bank Loans.  Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings, and may be offered on a public or private basis. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged and may be distressed or involved in bankruptcy proceedings. The Funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. A Fund may also purchase interests and/or servicing or similar rights in such loans. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. To the extent a Fund invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Some bank loans may be purchased on a “when-issued” basis.
When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.
If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.
The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.
Bank Obligations.  Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank
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obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Floating Rate Loans.  A Fund may invest in secured and unsecured floating rate loans. Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, a Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform a credit analysis on the agent or other intermediate participants.
Floating rate loans have interest rates that adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. A Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.
While the Funds generally expect to invest in fully funded term loans, certain of the loans in which the Funds may invest may not be fully funded at the time of investment. These types of loans include revolving loans, bridge loans, DIP loans, delayed funding loans, and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, a Fund would need to maintain assets sufficient to meet its contractual obligations. In cases where a Fund invests in revolving loans, bridge loans, DIP loans, delayed funding loans, or delayed draw term loans, the Fund will maintain high-quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to a Fund than investments in floating rate loans or other investments. Loans involving revolving credit facilities, bridge financing, DIP loans, delayed funding loans, or delayed draw terms may require a Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, a Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.
Purchasers of floating rate loans may pay and/or receive certain fees. The Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.
The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, a Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Other Securities.  The Funds, particularly the Fixed-Income Funds and Janus Henderson Value Plus Income Fund, may invest in other types of securities including, but not limited to, subordinated or junior debt, mezzanine loans secured by the stock of the company that owns the assets, corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments), U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.
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Confidential Information. With respect to certain loan transactions, including but not limited to private placements, a Fund may determine not to receive confidential information. Such a decision may place the Fund at a disadvantage relative to other investors in loans who determine to receive confidential information, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.
In cases where Janus Capital receives material, nonpublic information about the issuers of loans that may be held in a Fund’s holdings, Janus Capital’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information, to the extent required by applicable law. Such limitations on the ability to trade in the loans and/or other securities of the issuer could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
In addition, because a Fund becomes a creditor of an issuer when holding a bond, Janus Capital may from time to time participate on creditor committees on behalf of the Funds. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose Janus Capital or a Fund to material non-public information of the issuer, restricting such Fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Funds to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the Funds to expenses such as legal fees. Janus Capital will only participate on creditor committees on behalf of a Fund when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce a Fund’s rights as a creditor.
High-Yield/High-Risk Bonds
Within the parameters of its specific investment policies, each Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba or lower by Moody’s Investors Service, Inc.). Janus Henderson High-Yield Fund may invest without limit in such bonds. Janus Henderson Real Return Fund may invest up to 90% of its net assets in such bonds. To the extent the other Funds invest in high-yield/high-risk bonds (also known as “junk” bonds), under normal circumstances, each Fund will limit its investments in such bonds as indicated: 65% or less of its net assets (Janus Henderson Multi-Sector Income Fund), 35% or less of its net assets (Janus Henderson Flexible Bond Fund, Janus Henderson Global Bond Fund, Janus Henderson Short-Term Bond Fund, and Janus Henderson Select Value Fund), 20% or less of its net assets (Janus Henderson Adaptive Global Allocation Fund, Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, and Janus Henderson Small Cap Value Fund), or 50% or less of the fixed-income portion of its net assets (Janus Henderson Value Plus Income Fund). The INTECH Funds do not intend to invest in high-yield/high-risk bonds.
Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.
A Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund’s limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund’s portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this SAI for a description of bond rating categories.
Defaulted Securities
A Fund may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of
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income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund’s limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers’ and/or investment personnel’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Financial and Market Risks.  Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
Disposition of Portfolio Securities.  Although the Funds generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit a Fund’s ability to readily dispose of securities to meet redemptions.
Other.  Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.
Futures, Options, and Other Derivative Instruments
Certain Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. The INTECH Funds may invest, to a limited extent, in certain types of derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. The Funds may also invest in long-term equity anticipation securities (“LEAPS”). LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for a Fund to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices.
A Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly. A Fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Income Dividends, Capital Gains Distributions, and Tax Status.”)
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:
Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in
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instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.
Futures Contracts.  The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund and the Internal Revenue Code), or contracts based on interest rates and financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the LIBOR interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
Neither the CFTC, National Futures Association (“NFA”), SEC, nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, a Fund that trades foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, such Fund may not have the protection of the U.S. securities laws.
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Funds. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be
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entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM’s other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business.
The Funds have filed notices of eligibility for exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 of the Commodity Exchange Act and, therefore, the Funds are not subject to regulation as commodity pool operators under the Commodity Exchange Act. The Funds may enter into futures contracts and related options as permitted under Rule 4.5. Amendments to Rule 4.5 adopted in 2012, however, narrowed the exemption from the definition of commodity pool operator and effectively imposed additional restrictions on a Fund’s use of futures, options, and swaps. A Fund will become subject to increased CFTC regulation if the Fund invests more than a prescribed level of its assets in such instruments, or if the Fund markets itself as providing investment exposure to these instruments. If a Fund cannot meet the requirements of Rule 4.5, Janus Capital and such Fund would need to comply with certain disclosure, reporting, and recordkeeping requirements. Such additional requirements would potentially increase a Fund’s expenses, which could negatively impact the Fund’s returns. Janus Capital is registered as a commodity pool operator in connection with the operation of one or more other Janus Henderson mutual funds which do not qualify for the Rule 4.5 exemption.
The Funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company’s stock. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company’s stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.
With the exception of the INTECH Funds, if a Fund owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Fund’s interest rate futures contract would increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If the portfolio managers’ and/or investment personnel’s view about the direction of interest rates is incorrect, that Fund may incur a loss as the result of investments in interest rate futures.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.
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Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.
The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund’s current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of such Fund’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund’s other investments.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions.
Options on Futures Contracts.  The Funds may buy and write put and call options on futures contracts with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
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The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.
The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.
Forward Contracts.  A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Funds, with the exception of the INTECH Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.
The following discussion summarizes the Funds’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, a Fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio.
These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund’s currency exposure from one foreign currency to another removes that Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if the portfolio managers’ and/or investment personnel’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.
At the maturity of a currency or cross currency forward, a Fund may exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. A Fund may also enter into forward currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
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Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities.
Forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes. However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
As a result of current or future regulation, a Fund’s ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.
Options on Foreign Currencies.  The Funds, with the exception of the INTECH Funds, may buy and write options on foreign currencies either on exchanges or in the OTC market in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.
Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.
The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Fund’s custodian.
The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.
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Eurodollar Instruments.  Each Fund, with the exception of the INTECH Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments.  Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of non-deliverable forwards) or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.
Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.
In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.
Options on Securities.  In an effort to increase current income and to reduce fluctuations in NAV, the Funds, with the exception of the INTECH Funds, may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Funds may write and buy options on the same types of securities that the Funds may purchase directly. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.
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A Fund may cover its obligations on a put option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. A Fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
A Fund may cover its obligations on a call option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the current market value, marked-to-market daily, of the underlying security (but not less than the full notional value of the call) for physically settled options; or (ii) the in-the-money value of the call for cash settled options. A Fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund’s custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian.
A Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.
The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.
The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.
In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.
A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.
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An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.
The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.
A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.
A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.
A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.
Options on Securities Indices.  The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a
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narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.
Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.
Options on Non-U.S. Securities Indices.  The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds may also purchase and write OTC options on foreign securities indices.
The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.
Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if Janus Capital or the subadviser, as applicable, believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless Janus Capital or the subadviser, as applicable, believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.
Price movements in a Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.
In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.
Other Options.  In addition to the option strategies described above and in the Prospectuses, a Fund, with the exception of the INTECH Funds, may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. Each Fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of its net assets, when combined with all other illiquid investments of the Fund. A Fund may use exotic options to the extent that they are consistent with the Fund’s investment objective and investment policies, and applicable regulations.
The Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.
Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow a Fund to gain leveraged exposure to the percentage price
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performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.
Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds, and currencies.
Swaps and Swap-Related Products.  The Funds, with the exception of the INTECH Funds, may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps; equity swaps; interest rate swaps; commodity swaps; credit default swaps, including index credit default swaps (“CDXs”) and other event-linked swaps; swap agreements on security or commodity indices; swaps on ETFs; and currency swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. The Funds will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments).
Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be centrally cleared. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.
Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that includes a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.
A Fund normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital’s guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser, as applicable, will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating
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category by an NRSRO will meet Janus Capital’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.
The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than other types of swaps.
There is no limit on the number of total return, equity, or interest rate swap transactions that may be entered into by a Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described under “Segregation of Assets.” Certain swaps, such as total return swaps, may add leverage to a Fund because, in addition to its total net assets, a Fund may be subject to investment exposure on the notional amount of the swap.
Another form of a swap agreement is the credit default swap. A Fund may enter into various types of credit default swap agreements (with notional values not to exceed 10% of the net assets of the Fund; without limit for Janus Henderson Adaptive Global Allocation Fund), including OTC credit default swap agreements, for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.
Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.
A Fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) CDXs or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.
A fund investing in CDXs is normally only permitted to take long positions in these instruments. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund. By investing in CDXs, a fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.
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Regulations enacted by the CFTC under the Dodd-Frank Act require the Funds to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, a Fund will submit the swap to, and post collateral with, an FCM that is a clearinghouse member. Alternatively, a Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. A Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Funds to losses, increase their costs, or prevent the Funds from entering or exiting swap positions, accessing collateral, or fully implementing their investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.
Options on Swap Contracts.  Certain Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.
Synthetic Equity Swaps.  A Fund may enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and a Fund will either pay or receive the net amount. A Fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.
Structured Investments.  A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.
Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Fund’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.
Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund’s net assets, when combined with all other illiquid investments of each Fund. The INTECH Funds do not intend to invest in structured investments.
Market Events.  The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and
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fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Funds, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.
The enactment of the Dodd-Frank Act provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Funds and the investment management industry as a whole is not yet certain.
Portfolio Turnover
The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by a Fund were replaced once during the fiscal year. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of a Fund’s investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel. A Fund’s portfolio turnover rate may be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. The following table summarizes the portfolio turnover rates for the Funds for the last two fiscal years, unless otherwise noted.
Fund Name	Portfolio Turnover Rate for the fiscal year ended June 30, 2016	Portfolio Turnover Rate for the fiscal year ended June 30, 2015
Fixed Income(1)
Janus Henderson Flexible Bond Fund	99%	124%
Janus Henderson Global Bond Fund	125%	191%
Janus Henderson High-Yield Fund	66%	71%
Janus Henderson Multi-Sector Income Fund	76%	132%
Janus Henderson Real Return Fund	57%	86%
Janus Henderson Short-Term Bond Fund	78%	84%
Global & International(1)
Janus Henderson Adaptive Global Allocation Fund	122%	10% (2)
Mathematical (1)
Janus Henderson Emerging Markets Managed Volatility Fund	84%	43% (3)
Janus Henderson Global Income Managed Volatility Fund	41%	125%
Janus Henderson International Managed Volatility Fund	74%	191%
Janus Henderson U.S. Core Fund	106%	130%
Janus Henderson U.S. Managed Volatility Fund	72%	107%
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Fund Name	Portfolio Turnover Rate for the fiscal year ended June 30, 2016	Portfolio Turnover Rate for the fiscal year ended June 30, 2015
Value
Janus Henderson Large Cap Value Fund	39%	39%
Janus Henderson Mid Cap Value Fund	65%	49%
Janus Henderson Select Value Fund	77%	54%
Janus Henderson Small Cap Value Fund	84%	86%
Janus Henderson Value Plus Income Fund(1)	77%	89%

(1)	Due to the nature of the securities in which it invests and/or its respective investment strategies, a Fund may have relatively high portfolio turnover compared to other funds.
(2)	June 23, 2015 (effective date) to June 30, 2015.
(3)	December 17, 2014 (effective date) to June 30, 2015.

Portfolio Holdings Disclosure Policies and Procedures
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-800-525-0020 (toll free). With the exception of Funds subadvised by INTECH, portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 30-day lag. For the Funds subadvised by INTECH, portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janushenderson.com/info (or under each Fund’s Holdings & Details tab at janushenderson.com/allfunds if you hold Class D Shares).
Each Fund, with the exception of Funds subadvised by INTECH, may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement. Funds subadvised by INTECH may provide, upon request, historical full holdings at any time subject to a written confidentiality agreement.
•	Top Holdings. Each Fund’s (with the exception of Funds subadvised by INTECH) top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top holdings of Funds subadvised by INTECH, consisting of security names only in alphabetical order and aggregate percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors (for all Funds except the Fixed-Income Funds, the Funds subadvised by INTECH, and the fixed-income issuers for Janus Henderson Value Plus Income Fund), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors (for all Funds except the Fixed-Income Funds, the Funds subadvised by INTECH, and the fixed-income issuers for Janus Henderson Value Plus Income Fund) may include the percentage of contribution/detraction to Fund performance. For the Fixed-Income Funds and the fixed-income issuers for Janus Henderson Value Plus Income Fund, top/bottom issuers ranked by performance attribution, including the percentage of attribution to Fund performance, average Fund weighting, and other relevant data points, may be provided monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may
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exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds.
The Janus Henderson funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus Henderson funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus Henderson fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus Henderson fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in fund shares.
Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer or Ethics Committee that a Janus Henderson fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus Henderson funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.
Under extraordinary circumstances, Janus Capital’s Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus Henderson funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus Henderson funds shall be pre-approved by the Chief Compliance Officer or a designee.
To the best knowledge of the Janus Henderson funds, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or Janus Capital, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of one or more subadvisers and their products.
Name	Frequency	Lag Time
Adviser Compliance Associates, LLC	As needed	Current
Alan Biller and Associates	Quarterly	Current
Allianz Investment Management LLC	As needed	Current
ALPS Distributors, Inc.	As needed	Current
AnchorPath Financial, LLC	As needed	Current
Aon Hewitt	As needed	Current
Athena Investment Services	As needed	Current
Barclays Risk Analytics and Index Solutions Limited	Daily	Current
Barra, Inc.	Daily	Current
Bloomberg Finance L.P.	Daily	Current
BNP Paribas	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Securities Corp.	Daily	Current
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
43

Name	Frequency	Lag Time
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Carr Communications NYC, LLC	As needed	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
Command Financial Press Corporation	As needed	2 days
Consulting Services Group, LLC	As needed	Current
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
DeMarche Associates	As needed	Current
Deutsche Bank AG, New York Branch	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems LLC	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Financial Models Company, Inc.	As needed	Current
FlexTrade LLC	Daily	Current
Frank Russell Company	As needed	Current
FrontSide Analytics, LLC	Daily	Current
HedgeFacts	Weekly	7 days
HeterMedia Services Limited	Monthly	Current
Horizon Investments, LLC	As needed	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
Interactive Data (Europe) Limited	Quarterly	10 days
Interactive Data Pricing and Reference Data LLC	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
J.P. Morgan Securities LLC	As needed	Current
Jeffrey Slocum & Associates, Inc.	As needed	Current
KPMG LLP	As needed	Current
LendAmend LLC	As needed	Current
Lipper Inc.	Quarterly	Current
Marco Consulting Group, Inc.	Monthly	Current
Marquette Associates	As needed	Current
Markit EDM Limited	Daily	Current
Markit Loans, Inc.	Daily	Current
Mercer Investment Consulting, Inc.	As needed	Current
Merrill Communications LLC	Quarterly	Current
MIO Partners, Inc.	As needed	Current
Momentum Global Investment Management	As needed	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Morningstar, Inc.	As needed	30 days
New England Pension Consultants	Monthly	Current
Nomura Funds Research & Technologies America Inc.	As needed	Current
Omgeo LLC	Daily	Current
Pacific Life	As needed	Current
44

Name	Frequency	Lag Time
Perficient, Inc.	As needed	Current
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
Protiviti, Inc.	As needed	Current
RR Donnelley and Sons Company	Daily	Current
R.V. Kuhns & Associates	As needed	Current
Rocaton Investment Advisors, LLC	As needed	Current
Rogerscasey, Inc.	Quarterly	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
SEI Investments	As needed	Current
Serena Software, Inc.	As needed	Current
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
State Street Bank and Trust Company	Daily	Current
State Street Global Advisors	Monthly	Current
Stratford Advisory Group, Inc.	As needed	Current
Summit Strategies Group	Monthly; Quarterly	Current
The Ohio National Life Insurance Company	As needed	Current
Thomson Reuters (Markets) LLC	Daily	Current
Thrivent Financial for Lutherans	As needed	Current
Top Five Solutions LLC	As needed	Current
Tower Investment	As needed	30 days
Towers Watson	As needed	Current
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
UBS Global Asset Management	As needed	Current
Wachovia Securities LLC	As needed	Current
Wall Street On Demand, Inc.	Monthly; Quarterly	30 days; 15 days
Wilshire Associates Incorporated	As needed	Current
Wolters Kluwer Financial Services, Inc.	Monthly	Current
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information. Under no circumstance does Janus Capital, a Janus Henderson mutual fund, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.
Janus Capital manages other accounts such as separately managed accounts, other pooled investment vehicles, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus Henderson funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds’ portfolio holdings disclosure policies.

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Investment adviser and subadvisers

Investment Adviser – Janus Capital Management LLC
As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”).
Each Fund’s Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Funds’ Trustees who are not parties to the Advisory Agreements or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Funds’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Fund. Each Advisory Agreement: (i) may be terminated, without the payment of any penalty, by a Fund’s Trustees, or the vote of at least a majority of the outstanding voting securities of a Fund, or Janus Capital, on 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of that Fund.
Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds’ investments, provide office space for the Funds and certain other advisory-related services. Each Fund pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of all Fund Trustees, other costs of complying with applicable laws regulating the sale of Fund shares, compensation to the Funds’ transfer agent, and other costs, including shareholder servicing costs. As discussed in this section, Janus Capital has delegated certain management duties for certain Funds to INTECH and Perkins pursuant to subadvisory agreements (“Sub-Advisory Agreements”) between Janus Capital and each subadviser.
In rendering investment advisory services to Janus Henderson Global Bond Fund, Janus Capital may use the portfolio management, research, and other resources of Janus Capital International Limited (UK) (“JCIL”), a foreign (non-U.S.) affiliate of Janus Capital. One or more JCIL employees may provide services to Janus Henderson Global Bond Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, JCIL and its employees are considered “associated persons” of Janus Capital (as that term is defined in the Investment Advisers Act of 1940, as amended) and investment professionals from JCIL may render portfolio management, research, and other services to Janus Henderson Global Bond Fund, subject to supervision of Janus Capital. The responsibilities of both Janus Capital and JCIL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. The order also permits a Fund to disclose subadvisers’ fees only in the aggregate. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.
Shareholders of each Fund, with the exception of Janus Henderson U.S. Core Fund, have approved the use of a manager-of-managers structure.
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Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Funds, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Fund documents, and other services for which the Funds reimburse Janus Capital for its out-of-pocket costs. Each Fund also pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services that Janus Capital (or any subadviser, as applicable) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds.
Many of these costs vary from year to year which can make it difficult to predict the total impact to your Fund’s expense ratio, in particular during times of declining asset values of a Fund. Certain costs may be waived and/or reimbursed by Janus Capital pursuant to an expense limitation agreement with a Fund.
A discussion regarding the basis for the Trustees’ approval of the Funds’ Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) is included in each Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). The reports are also available, free of charge, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).
The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund for Funds with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Funds with this fee structure is shown below under “Average Daily Net Assets of the Fund.” Funds that pay a fee that may adjust up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period have “N/A” in the “Average Daily Net Assets of the Fund” column below. The following table also reflects the Funds’ contractual fixed-rate investment advisory fee rate for Funds with an annual fee based on average daily net assets and the “base fee” rate prior to any performance fee adjustment for Funds that have a performance fee structure.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fees/Base Fees (%) (annual rate)
Fixed Income
Janus Henderson Flexible Bond Fund	First $300 Million Over $300 Million	0.50 0.40
Janus Henderson Global Bond Fund	First $1 Billion Next $1 Billion Over $2 Billion	0.60 0.55 0.50
Janus Henderson High-Yield Fund	First $300 Million Over $300 Million	0.65 0.55
Janus Henderson Multi-Sector Income Fund	First $200 Million Next $500 Million Over $700 Million	0.60 0.57 0.55
Janus Henderson Real Return Fund	First $1 Billion Next $4 Billion Over $5 Billion	0.55 0.53 0.50
Janus Henderson Short-Term Bond Fund	First $300 Million Over $300 Million	0.64 0.54
Global & International
Janus Henderson Adaptive Global Allocation Fund	First $2 Billion Next $2 Billion Over $4 Billion	0.75 0.72 0.70
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Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fees/Base Fees (%) (annual rate)
Mathematical
Janus Henderson Emerging Markets Managed Volatility Fund	First $2 Billion Next $1 Billion Over $3 Billion	0.95 0.92 0.90
Janus Henderson Global Income Managed Volatility Fund	All Asset Levels	0.55
Janus Henderson International Managed Volatility Fund	All Asset Levels	0.55
Janus Henderson U.S. Core Fund	N/A	0.50
Janus Henderson U.S. Managed Volatility Fund	All Asset Levels	0.50
Value
Janus Henderson Large Cap Value Fund	N/A	0.64
Janus Henderson Mid Cap Value Fund	N/A	0.64
Janus Henderson Select Value Fund	N/A	0.70
Janus Henderson Small Cap Value Fund	N/A	0.72
Janus Henderson Value Plus Income Fund	All Asset Levels	0.60

Performance-Based Investment Advisory Fee
Applies to Janus Henderson U.S. Core Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Large Cap Value Fund, Janus Henderson Small Cap Value Fund, and Janus Henderson Select Value Fund only
Effective on the dates shown below, each of Janus Henderson U.S. Core Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Large Cap Value Fund, Janus Henderson Small Cap Value Fund, and Janus Henderson Select Value Fund implemented an investment advisory fee rate that adjusts up or down based upon each Fund’s performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period. Any performance adjustment commenced on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applied.
Fund Name	Effective Date of Performance Fee Arrangement	Effective Date of First Adjustment to Advisory Fee
Janus Henderson U.S. Core Fund	01/01/06	01/01/07
Janus Henderson Mid Cap Value Fund	02/01/06	02/01/07
Janus Henderson Large Cap Value Fund	01/01/09	01/01/10
Janus Henderson Small Cap Value Fund	01/01/09	01/01/10
Janus Henderson Select Value Fund	01/01/12	01/01/13

Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months; accordingly, only the Fund’s Base Fee Rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears.
The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative
48

investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.
The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of that Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.
The Trustees may determine that a class of shares of a Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law.
The Trustees may from time to time determine that another securities index for a Fund is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund’s benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund’s performance compared to its former benchmark index. Any change to a particular Fund’s benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the “Staff”) that, with respect to Funds that charge a performance fee, changing a Fund’s benchmark index used to calculate the performance fee will require shareholder approval. If there is a change in the Staff’s position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Fund’s benchmark index is appropriate.
Under certain circumstances, the Trustees may, without the prior approval of Fund shareholders, implement changes to the performance fee structure of a Fund as discussed above, subject to applicable law.
It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.
If the average daily net assets of a Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been
49

increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.
Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee Rate was 1/12th of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.
The Base Fee Rate would be computed as follows:
$200 million x 0.60% ÷ 12 = $100,000
If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.375% of $200 million.
If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12th of 0.975% of $200 million.
If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12th of 0.225% of $200 million.
Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.975% in the case of outperformance, or approximately 1/12th of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.
By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.
The Base Fee Rate would be computed as follows:
$800 million x 0.60% ÷ 12 = $400,000
If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.094% of $800 million.
If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12th of 0.694% of $800 million.
If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12th of 0.506% of $800 million.
Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.694% in the case of outperformance, or approximately 1/12th of 0.506% in the case of underperformance.
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The Base Fee Rate for each Fund and the Fund’s benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:
Fund Name	Benchmark Index	Base Fee Rate (%) (annual rate)
Janus Henderson U.S. Core Fund	S&P 500® Index(1)	0.50 (2)
Janus Henderson Mid Cap Value Fund	Russell Midcap® Value Index(3)	0.64 (4)
Janus Henderson Large Cap Value Fund	Russell 1000® Value Index(5)	0.64 (4)
Janus Henderson Small Cap Value Fund	Russell 2000® Value Index(6)	0.72 (4)
Janus Henderson Select Value Fund	Russell 3000® Value Index(7)	0.70 (4)

(1)	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
(2)	Janus Capital pays INTECH, the Fund’s subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund. The subadvisory fee paid by Janus Capital to INTECH adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period. Under the Sub-Advisory Agreement, Janus Capital pays INTECH a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments).
(3)	The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.
(4)	Janus Capital pays Perkins, the Fund’s subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of the Fund. The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period. Under the Sub-Advisory Agreement, Janus Capital pays Perkins a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital).
(5)	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.
(6)	The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.
(7)	The Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value Index or the Russell 2000® Value Index.
The following hypothetical examples illustrate the application of the Performance Adjustment for each Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Fund as of the fiscal year ended June 30, 2016 are shown below.
Fund Name	Net Assets
Janus Henderson U.S. Core Fund	$ 606,074,165
Janus Henderson Mid Cap Value Fund	$4,083,859,824
Janus Henderson Large Cap Value Fund	$ 160,022,364
Janus Henderson Small Cap Value Fund	$1,495,014,288
Janus Henderson Select Value Fund	$ 82,190,366

Examples: Janus Henderson U.S. Core Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the S&P 500® Index.
Example 1: Fund Outperforms Its Benchmark Index By 4.00%
If the Fund has outperformed the S&P 500® Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.50%	1/12th of 0.15%	1/12th of 0.65%
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Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the S&P 500® Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.50%	0.00	1/12th of 0.50%
Example 3: Fund Underperforms Its Benchmark Index By 4.00%
If the Fund has underperformed the S&P 500® Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.50%	1/12th of -0.15%	1/12th of 0.35%
Under the terms of the current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of Janus Henderson U.S. Core Fund, Janus Capital pays INTECH a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustment). This means that the subadvisory fee rate for fees paid by Janus Capital to INTECH will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Janus Henderson U.S. Core Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the S&P 500® Index.
Examples: Janus Henderson Mid Cap Value Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell Midcap® Value Index.
Example 1: Fund Outperforms Its Benchmark Index By 4.00%
If the Fund has outperformed the Russell Midcap® Value Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the Russell Midcap® Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 4.00%
If the Fund has underperformed the Russell Midcap® Value Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Under the terms of the current Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of Janus Henderson Mid Cap Value Fund, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (net of any applicable performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Janus Henderson Mid Cap Value Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the Russell Midcap® Value Index.
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Examples: Janus Henderson Large Cap Value Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 3.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell 1000® Value Index.
Example 1: Fund Outperforms Its Benchmark Index By 3.50%
If the Fund has outperformed the Russell 1000® Value Index by 3.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the Russell 1000® Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 3.50%
If the Fund has underperformed the Russell 1000® Value Index by 3.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Under the terms of the current Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of Janus Henderson Large Cap Value Fund, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (net of any applicable performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Janus Henderson Large Cap Value Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the Russell 1000® Value Index.
Examples: Janus Henderson Small Cap Value Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell 2000® Value Index.
Example 1: Fund Outperforms Its Benchmark Index By 5.50%
If the Fund has outperformed the Russell 2000® Value Index by 5.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.72%	1/12th of 0.15%	1/12th of 0.87%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the Russell 2000® Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.72%	0.00	1/12th of 0.72%
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Example 3: Fund Underperforms Its Benchmark Index By 5.50%
If the Fund has underperformed the Russell 2000® Value Index by 5.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.72%	1/12th of -0.15%	1/12th of 0.57%
Under the terms of the current Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of Janus Henderson Small Cap Value Fund, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (net of any applicable performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Janus Henderson Small Cap Value Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the Russell 2000® Value Index.
Examples: Janus Henderson Select Value Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell 3000® Value Index.
Example 1: Fund Outperforms Its Benchmark Index By 5.00%
If the Fund has outperformed the Russell 3000® Value Index by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.70%	1/12th of 0.15%	1/12th of 0.85%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the Russell 3000® Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.70%	0.00	1/12th of 0.70%
Example 3: Fund Underperforms Its Benchmark Index By 5.00%
If the Fund has underperformed the Russell 3000® Value Index by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.70%	1/12th of -0.15%	1/12th of 0.55%
Under the terms of the current Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of Janus Henderson Select Value Fund, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (net of any applicable performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Janus Henderson Select Value Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the Russell 3000® Value Index.
Expense Limitations
Janus Capital agreed by contract to waive the advisory fee payable by each Fund listed in the following table, or reimburse expenses, in an amount equal to the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends,
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taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. With respect to Janus Henderson Emerging Markets Managed Volatility Fund, Janus Capital shall additionally reimburse or waive acquired fund fees and expenses related to exposure to India local market securities from investments in exchange-traded funds. In addition, with respect to Janus Henderson Adaptive Global Allocation Fund, beginning January 1, 2017, Janus Capital shall additionally reimburse or waive acquired fund fees and expenses to the extent they exceed 0.10%. For information about how these expense limits affect the total expenses of each class of the Funds, refer to the “Fees and Expenses of the Fund” table in the Fund Summary of each Prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue each waiver until at least November 1, 2017.
Fund Name	Expense Limit Percentage (%)
Fixed Income
Janus Henderson Flexible Bond Fund	0.51
Janus Henderson Global Bond Fund	0.59
Janus Henderson High-Yield Fund	0.69
Janus Henderson Multi-Sector Income Fund	0.64 (1)
Janus Henderson Real Return Fund	0.41
Janus Henderson Short-Term Bond Fund	0.49
Global & International
Janus Henderson Adaptive Global Allocation Fund	0.82 (2)
Mathematical
Janus Henderson Emerging Markets Managed Volatility Fund	1.08
Janus Henderson Global Income Managed Volatility Fund	0.50
Janus Henderson International Managed Volatility Fund	0.95
Janus Henderson U.S. Core Fund	0.83 (3)
Janus Henderson U.S. Managed Volatility Fund	0.79
Value
Janus Henderson Large Cap Value Fund	0.75 (3)
Janus Henderson Mid Cap Value Fund	0.83 (3)
Janus Henderson Select Value Fund	0.77 (3)
Janus Henderson Small Cap Value Fund	0.96 (3)
Janus Henderson Value Plus Income Fund	0.68

(1)	Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Fund, beginning with the commencement of operations (February 28, 2014) and expiring on the third anniversary of the commencement of operations or when the Fund’s assets meet the first breakpoint in the investment advisory fee schedule, whichever occurs first, provided that at no time during such period shall the normal operating expenses allocated to the Fund, with the exceptions previously noted, exceed the percentage stated.
(2)	Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Fund, beginning with the commencement of operations (June 23, 2015) and expiring on the third anniversary of the commencement of operations or when the Fund’s assets meet the first breakpoint in the investment advisory fee schedule, whichever occurs first, provided that at no time during such period shall the normal operating expenses allocated to the Fund, with the exceptions previously noted, exceed the percentage stated.
(3)	The Fund has a performance-based investment advisory fee with a rate that adjusts up or down based upon the Fund’s performance relative to its benchmark index over the performance measurement period. Additional details are included in the “Performance-Based Investment Advisory Fee” section of this SAI. Because a fee waiver will have a positive effect upon the Fund’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.
The following table summarizes the investment advisory fees paid by each Fund and any advisory fee waivers pursuant to the investment advisory fee agreement in effect during the last three fiscal years ended June 30, unless otherwise noted.
	2016		2015		2014
Fund Name	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)/ Recoupment
Fixed Income
Janus Henderson Flexible Bond Fund	$37,351,667	$ —	$34,529,026	$ —	$24,508,030	– $836,491
Janus Henderson Global Bond Fund	$ 1,719,621	– $146,571	$ 2,027,947	– $115,152	$ 1,550,917	– $ 3,634/
						$ 51,080(1)
Janus Henderson High-Yield Fund	$11,150,642	$ —	$13,170,743	$ —	$14,494,713	$ —
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	2016		2015		2014
Fund Name	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)/ Recoupment
Janus Henderson Multi-Sector Income Fund	$ 235,723	– $ 216,474	$ 96,026	– $ 96,026(2)	$ 24,938(3)	– $ 24,938(2)(3)
Janus Henderson Real Return Fund	$ 102,069	– $ 102,069(2)	$ 80,668	– $ 80,668(2)	$ 93,786	– $ 93,786(2)
Janus Henderson Short-Term Bond Fund	$13,987,483	– $2,604,877	$15,744,921	– $2,900,712	$16,371,918	– $2,391,040
Global & International
Janus Henderson Adaptive Global Allocation Fund	$ 409,928	– $ 251,195	$ 1,635(4)	– $ 1,635(2)(4)	N/A	N/A
Mathematical
Janus Henderson Emerging Markets Managed Volatility Fund	$ 18,747	– $ 18,747(2)	$ 8,411(5)	– $ 8,411(2)(5)	N/A	N/A
Janus Henderson Global Income Managed Volatility Fund	$ 286,468	– $ 286,468(2)	$ 100,886	– $ 100,886(2)	$ 80,737	– $ 80,737(2)
Janus Henderson International Managed Volatility Fund	$ 395,623	– $ 950	$ 395,850	– $ 1,679	$ 386,216	– $ 96
Janus Henderson U.S. Core Fund	$ 3,454,677	$ —	$ 3,732,510	$ —	$ 3,361,837	$ —
Janus Henderson U.S. Managed Volatility Fund	$ 1,592,820	$ —	$ 688,096	– $ 1,590	$ 529,291	– $ 1,717
Value
Janus Henderson Large Cap Value Fund	$ 784,860	– $ 52,840	$ 814,473	– $ 44,974	$ 686,515	– $ 30,004
Janus Henderson Mid Cap Value Fund	$15,109,781	$ —	$29,570,392	$ —	$46,801,793	– $ 34,130
Janus Henderson Select Value Fund	$ 424,911	– $ 123,296	$ 459,092	– $ 112,907	$ 461,448	– $ 81,494
Janus Henderson Small Cap Value Fund	$12,132,886	$ —	$ 9,291,751	$ —	$12,757,114	– $ 7,526
Janus Henderson Value Plus Income Fund	$ 283,696	– $ 217,641	$ 328,176	– $ 263,660	$ 366,662	– $ 187,292

(1)	Amount shown reflects Janus Capital’s recoupment of previously waived or reimbursed expenses of the Fund.
(2)	The fee waiver by Janus Capital exceeded the advisory fee.
(3)	February 28, 2014 (effective date) to June 30, 2014.
(4)	June 23, 2015 (effective date) to June 30, 2015.
(5)	December 17, 2014 (effective date) to June 30, 2015.

Subadvisers
Janus Capital has entered into Sub-Advisory Agreements on behalf of Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, Janus Henderson U.S. Core Fund, Janus Henderson U.S. Managed Volatility Fund, Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Select Value Fund, Janus Henderson Small Cap Value Fund, and Janus Henderson Value Plus Income Fund.
INTECH Investment Management LLC
Janus Capital has entered into Sub-Advisory Agreements with INTECH Investment Management LLC, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, on behalf of Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, Janus Henderson U.S. Core Fund, and Janus Henderson U.S. Managed Volatility Fund.
INTECH and its predecessors have been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts. Janus Capital owns approximately 97% of INTECH.
Under the Sub-Advisory Agreements between Janus Capital and INTECH, INTECH is responsible for the day-to-day investment operations of Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income
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Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, Janus Henderson U.S. Core Fund, and Janus Henderson U.S. Managed Volatility Fund. Investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust’s registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Funds; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Funds. The Sub-Advisory Agreements provide that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.
Under the Sub-Advisory Agreements, Janus Capital pays INTECH a fee equal to 50% of the advisory fee payable by each of Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, Janus Henderson U.S. Core Fund, and Janus Henderson U.S. Managed Volatility Fund to Janus Capital (calculated after any applicable performance fee adjustment for Janus Henderson U.S. Core Fund; and after any fee waivers and expense reimbursements for Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, and Janus Henderson U.S. Managed Volatility Fund).
The Sub-Advisory Agreements will continue in effect from year to year if such continuation is specifically approved at least annually by the vote of a majority of the Independent Trustees, and by either the Funds’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Fund. The Sub-Advisory Agreements are subject to termination at any time, without penalty, by the Trustees or the vote of at least a majority of each Fund’s outstanding voting securities, on 60 days’ advance written notice. The Sub-Advisory Agreements may be terminated by Janus Capital or INTECH at any time, without penalty, by giving 60 days’ advance written notice to the other party, or by Janus Capital or the Trust without advance notice if INTECH is unable to discharge its duties and obligations. The Funds’ Sub-Advisory Agreements terminate automatically in the event of the assignment or termination of the Funds’ Investment Advisory Agreements. Each Fund’s Sub-Advisory Agreement generally may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of each Fund.
Performance-Based SubAdvisory Fee
Applies to Janus Henderson U.S. Core Fund
Effective January 1, 2008, the subadvisory fee rate paid under the Amended Sub-Advisory Agreement was restructured so that the fee rate paid by Janus Capital to INTECH is equal to 50% of the advisory fee payable by the Fund to Janus Capital (net of any performance fee adjustment). Effective January 1, 2006, the subadvisory fee rate for Janus Henderson U.S. Core Fund changed from a fixed rate to a rate that adjusts up or down based upon the performance of the Fund’s load-waived Class A Shares relative to the S&P 500® Index. Any performance adjustment commenced January 2007. Prior to such time, only the previous fixed rate applied. Janus Capital, and not Janus Henderson U.S. Core Fund, pays this fee. The following discussion provides additional details regarding this change.
On December 29, 2005, shareholders of Janus Henderson U.S. Core Fund approved an Amended Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and INTECH that introduced a performance incentive subadvisory fee structure. The subadvisory fee rate payable by Janus Capital to INTECH changed from a fixed rate to a rate that adjusts up or down based upon the performance of the Fund’s load-waived Class A Shares relative to its benchmark index, the S&P 500® Index.
Perkins Investment Management LLC
Janus Capital has entered into Sub-Advisory Agreements with Perkins Investment Management LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, on behalf of Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Select Value Fund, Janus Henderson Small Cap Value Fund, and Janus Henderson Value Plus Income Fund.
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Perkins and its predecessors have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital owns 100% of Perkins.
Under the Sub-Advisory Agreements between Janus Capital and Perkins, Perkins is responsible for the day-to-day investment operations of Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Select Value Fund, Janus Henderson Small Cap Value Fund, and the equity portion of Janus Henderson Value Plus Income Fund. Investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust’s registration statement. Perkins: (i) manages the investment operations of the Funds; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Funds, their condition, investment decisions and considerations; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Funds; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports. The Sub-Advisory Agreements provide that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.
Under the Sub-Advisory Agreements, Janus Capital pays Perkins a fee equal to 50% of the advisory fee payable by each of Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Select Value Fund, and Janus Henderson Small Cap Value Fund to Janus Capital (net of any applicable performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital) and 50% of the advisory fee payable by the equity portion of Janus Henderson Value Plus Income Fund to Janus Capital (net of any fee waivers or expense reimbursements).
The Sub-Advisory Agreements with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the vote of a majority of the Independent Trustees, and by either the Funds’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Fund. The Sub-Advisory Agreements are subject to termination at any time, without penalty, by the Trustees, the vote of at least a majority of the outstanding voting securities of each Fund, or Janus Capital, upon 60 days’ advance written notice, or by Perkins by giving 90 days’ advance written notice to the other party (Perkins shall allow up to an additional 90 days at the request of Janus Capital or the Trust in order to find a replacement for Perkins), or by Janus Capital or the Trust without advance notice if Perkins is unable to discharge its duties and obligations. Each Fund’s Sub-Advisory Agreement terminates automatically in the event of the assignment or termination of each Fund’s respective Investment Advisory Agreement. Each Fund’s Sub-Advisory Agreement generally may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of each Fund.
Performance-Based SubAdvisory Fee
Applies to Janus Henderson Large Cap Value Fund
Janus Henderson Large Cap Value Fund has an investment advisory fee rate that adjusts up or down based upon the performance of the Fund’s Class A Shares (waiving the upfront sales load) relative to the cumulative performance of its benchmark index over the performance measurement period. Any performance adjustment commenced January 2010. Prior to such time, only the fixed rate applied. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from Janus Capital equal to 50% of the advisory fee payable to Janus Capital from the Fund (net of any applicable performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital).
Applies to Janus Henderson Mid Cap Value Fund and Janus Henderson Small Cap Value Fund
As a result of shareholder approval of Janus Henderson Mid Cap Value Fund’s and Janus Henderson Small Cap Value Fund’s amended investment advisory agreement between Janus Capital and the Trust, on behalf of each Fund, effective February 1, 2006 for Janus Henderson Mid Cap Value Fund and January 1, 2009 for Janus Henderson Small Cap Value Fund, the subadvisory fee paid to Perkins changed from a fixed-rate fee to a fee that adjusts up or down based upon the performance of each Fund’s Class A Shares (waiving the upfront sales load) relative to the Russell Midcap® Value Index for Janus Henderson Mid Cap Value Fund and the Russell 2000® Value Index for Janus Henderson Small Cap Value Fund, each Fund’s respective benchmark index. Any performance adjustment commenced February 2007 for Janus Henderson Mid Cap Value Fund and January 2010 for Janus Henderson Small Cap Value Fund. Prior to such time, only the previous fixed rates applied. In accordance with the Sub-Advisory Agreements, Perkins receives a fee from Janus Capital equal to 50% of the advisory fee
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payable to Janus Capital from each Fund (net of any applicable performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital).
Applies to Janus Henderson Select Value Fund
Janus Henderson Select Value Fund has an investment advisory fee rate that adjusts up or down based upon the performance of the Fund’s Class A Shares (waiving the upfront sales load) relative to the cumulative performance of its benchmark index over the performance measurement period. Any performance adjustment commenced January 2013. Prior to such time, only the fixed rate applied. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from Janus Capital equal to 50% of the advisory fee payable to Janus Capital from the Fund (net of any applicable performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital).
Subadvisory Fees
Under each Sub-Advisory Agreement, each respective subadviser was compensated according to the following schedule for the fiscal year ended June 30, 2016.
Fund Name	Subadviser	Average Daily Net Assets of the Fund(1)	Subadvisory Fee Rate (%)
Mathematical
Janus Henderson Emerging Markets Managed Volatility Fund(2)	INTECH	First $2 Billion Next $1 Billion Over $3 Billion	0.475 0.46 0.45
Janus Henderson Global Income Managed Volatility Fund	INTECH	All Asset Levels	0.275 (2)
Janus Henderson International Managed Volatility Fund	INTECH	All Asset Levels	0.275 (2)
Janus Henderson U.S. Core Fund	INTECH	N/A	0.25 (3)
Janus Henderson U.S. Managed Volatility Fund	INTECH	All Asset Levels	0.25 (2)
Value
Janus Henderson Large Cap Value Fund	Perkins	N/A	0.32 (2)(3)
Janus Henderson Mid Cap Value Fund	Perkins	N/A	0.32 (2)(3)
Janus Henderson Select Value Fund	Perkins	N/A	0.35 (2)(3)
Janus Henderson Small Cap Value Fund	Perkins	N/A	0.36 (2)(3)
Janus Henderson Value Plus Income Fund	Perkins	All Asset Levels	0.15 (2)

(1)	Funds that pay a fee that may adjust up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period have “N/A” in the “Average Daily Net Assets of the Fund” column.
(2)	Prior to the reimbursement of expenses incurred or fees waived by Janus Capital, if applicable.
(3)	Prior to any performance adjustment, if applicable.
The INTECH Funds pay no fees directly to INTECH, and the Value Funds pay no fees directly to Perkins. Janus Capital pays these subadvisory fees out of each Fund’s respective advisory fees. With respect to Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, Janus Henderson U.S. Managed Volatility Fund, and the Value Funds, INTECH and Perkins have agreed to waive, in whole or in part, the subadvisory fees paid by Janus Capital.
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The following table summarizes the subadvisory fees paid by Janus Capital pursuant to the subadvisory fee agreements in effect during the fiscal years ended June 30, unless otherwise noted.
	2016	2015	2014
Fund Name	Subadvisory Fees	Subadvisory Fees	Subadvisory Fees
Mathematical
Janus Henderson Emerging Markets Managed Volatility Fund	$ —(1)	$ —(1)(2)	N/A
Janus Henderson Global Income Managed Volatility Fund	$ —(1)	$ —(1)	$ —(1)
Janus Henderson International Managed Volatility Fund	$ 197,337	$ 197,085	$ 193,062
Janus Henderson U.S. Core Fund	$1,719,951	$ 2,293,643	$ 1,665,490
Janus Henderson U.S. Managed Volatility Fund	$ 796,410	$ 386,611	$ 263,787
Value
Janus Henderson Large Cap Value Fund	$ 365,756	$ 384,209	$ 327,811
Janus Henderson Mid Cap Value Fund	$7,719,614	$14,911,553	$23,455,551
Janus Henderson Select Value Fund	$ 150,600	$ 172,794	$ 189,774
Janus Henderson Small Cap Value Fund	$6,286,192	$ 4,707,893	$ 6,391,053
Janus Henderson Value Plus Income Fund	$ 16,514	$ 16,129	$ 44,893

(1)	The fee waiver exceeded the subadvisory fee.
(2)	December 17, 2014 (effective date) to June 30, 2015.

Payments to Financial Intermediaries By Janus Capital or Its Affiliates
In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell certain classes of Shares of Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A Shares and Class C Shares, and for certain financial intermediaries with advisory platforms, Class I Shares, are AIG Advisor Group, Inc. and its broker-dealer subsidiaries; Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley Smith Barney, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; and Wells Fargo Advisors, LLC and its broker-dealer affiliates. These fees may be in addition to fees paid from a Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.
In addition, for all share classes (with the exception of Class D Shares and Class N Shares), Janus Capital, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other non-distribution related shareholder or administrative services in connection with investments in the Janus
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Henderson funds. These fees are in addition to any fees that may be paid from a Fund’s assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.
Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you.
Additional Information About Janus Capital and the Subadvisers
Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received
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by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.
With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital and Perkins, an account may participate in a Primary Offering if the portfolio managers and/or investment personnel believe the Primary Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. The Primary Offering allocation procedures generally require that all securities purchased in a Primary Offering be allocated to all participating accounts based upon a portfolio manager’s or the investment personnel’s initial indication of interest (i.e., the desired number of securities or the aggregate amount to be invested). To the extent a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund participates in a Primary Offering, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund.
Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes. In certain circumstances, and subject to the Primary Offering allocation procedures, Janus Capital may deviate from these procedures to account for allocation sizes that are deemed, by the portfolio managers and/or investment personnel, to be de minimis to certain eligible accounts or to address situations specific to individual accounts (e.g., cash limitations, position weightings, etc.). Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.
In connection with investment in People’s Republic of China (“PRC”) local market securities, Janus Capital has developed Qualified Foreign Institutional Investor (“QFII”) allocation procedures to address potential conflicts of interest and to equitably and effectively administer QFII operations and the allocation of available investment quota. Janus Capital seeks to allocate quota and administer its QFII role in the best interests of various participating accounts. The procedures also seek to address and mitigate instances where conflicts of interest could exist with regard to the repatriation of assets. Janus Capital will seek to make quota allocation decisions and administer its QFII role without regard to any potential loss of quota which may occur if participating accounts determine to repatriate assets and there is not sufficient interest across other accounts to utilize the available quota. The procedures address additional considerations related to a given account’s objectives, policies and strategies. Janus Capital will consider, among other things, the appropriateness of investment in PRC local market securities in light of the objective, investment time horizon and risk management objectives of the account, whether the account’s liquidity position after a desired quota allocation would continue to maintain a level deemed to be adequate, and whether the desired quota allocation is deemed to be de minimis and the resulting burdens on administration and custody costs to the account outweigh perceived benefit of an investment.
Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.
Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.
INTECH has adopted its own allocation procedures, which apply to the INTECH Funds. INTECH, the subadviser for Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, Janus Henderson U.S. Core Fund, and Janus Henderson U.S. Managed Volatility Fund, generates regular daily trades for all of its clients, including the INTECH Funds, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.
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Perkins, the subadviser for Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Select Value Fund, Janus Henderson Small Cap Value Fund, and for approximately half of Janus Henderson Value Plus Income Fund, may buy and sell securities or engage in other investments on behalf of multiple clients, including the Value Funds. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client’s portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.
The Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.
Pursuant to the provisions of the 1940 Act, Janus Henderson mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.
The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of the Janus Capital “funds of funds,” which are funds that primarily invest in other Janus Henderson mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Capital funds of funds and the other Janus Henderson mutual funds. The Trustees intend to address any such conflicts as deemed appropriate.
Janus Capital Ethics Rules
Janus Capital, INTECH, Perkins, and Janus Henderson Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Policy, Gift and Entertainment Policy, and Outside Business Activity Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH, Perkins, and Janus Henderson Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.
Under the Personal Trading Policy, all Janus Capital, INTECH, Perkins, and Janus Henderson Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, INTECH, Perkins, and Janus Henderson Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Personal Trading Policy. All personnel of Janus Capital, INTECH, Perkins, Janus Henderson Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Trading Policy.
In addition to the pre-clearance requirement described above, the Personal Trading Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Trading Policy and under certain circumstances Janus Capital, INTECH, Perkins, and Janus Henderson Distributors personnel may be required to forfeit profits made from personal trading.
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Proxy Voting Policies and Procedures
Each Fund’s Trustees have delegated to Janus Capital or the Fund’s subadviser, as applicable, the authority to vote all proxies relating to such Fund’s portfolio securities in accordance with Janus Capital’s or the applicable subadviser’s own policies and procedures. Summaries of Janus Capital’s and the applicable subadviser’s policies and procedures are available without charge: (i) upon request, by calling 1-800-525-0020; (ii) on the Funds’ website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.
A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janushenderson.com/proxyvoting.
Each Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janushenderson.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.
Janus Capital Management LLC Proxy Voting Summary For Mutual Funds
Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.
Proxy Voting Procedures
Janus Capital has developed proxy voting guidelines (the “Janus Guidelines”) that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital’s portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Proxy Voting Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Proxy Voting Committee establishes its recommendations and revises the Janus Guidelines, they are distributed to Janus Capital’s portfolio managers for review and implementation. Mutual fund proxies are generally voted in accordance with the Janus Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.
While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital’s portfolio managers, it does not have proxy voting authority for any proprietary or nonproprietary mutual fund. In addition, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service provides research and recommendations on proxy issues. Janus Capital’s portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Certain Funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Fund cannot vote the shares. The portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager has discretion to vote differently than the Janus Guidelines.
The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Janus Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.
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Proxy Voting Policies
As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.
Board of Directors Issues
Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
Auditor Issues
Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.
Equity and Executive Compensation Issues
Janus Capital reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Janus Capital will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Capital will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Janus Capital).
General Corporate Issues
Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.
Shareholder Proposals
If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital’s first priority is to act as a fiduciary in the best financial interests of its clients. Janus Capital recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus Capital strives to balance these issues in a manner consistent with its fiduciary obligations. Janus Capital will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Janus Capital will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.
INTECH Investment Management LLC Proxy Voting Procedures
The following are the procedures for INTECH, with respect to the voting of proxies on behalf of all clients for which INTECH has been delegated the responsibility for voting proxies, and the keeping of records relating to proxy voting.
General Policy. INTECH’s investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, INTECH does not perform extensive corporate research or analysis. Accordingly, INTECH has engaged Institutional Shareholder Services Inc. (“ISS”), an independent proxy voting service provider, to vote all proxies on behalf of client accounts in accordance, at the client’s discretion, with ISS’ Benchmark Proxy Voting Guidelines, Taft-Hartley Proxy Voting Guidelines, Public Fund Proxy Voting Guidelines, Socially Responsible Investing Proxy Voting
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Guidelines (“Social Guidelines”), Sustainability Proxy Voting Guidelines, or Catholic Faith-Based U.S. Proxy Voting Guidelines (collectively referred to as the “ISS Recommendations”). The ISS Recommendations are designed with the intent of maximizing the long-term economic benefits to shareholders.
INTECH will vote all proxies on behalf of clients’ accounts in accordance with the ISS Recommendations that best represent the client type. Specifically, unless otherwise directed by a client, INTECH will vote:
•	Corporate, Mutual Fund/Sub-Advised, and Commingled Pool clients in accordance with ISS’ Benchmark Proxy Voting Guidelines, which were developed by ISS to increase total shareholder value and risk mitigation and are generally management oriented.
•	Union and Union Taft-Hartley clients in accordance with ISS’ Taft-Hartley Proxy Voting Guidelines (formerly known as the ISS Proxy Voting Service or PVS Guidelines), which were developed by ISS, in conjunction with the AFL-CIO, with a worker-owner view of long-term corporate value.
•	Public Fund clients in accordance with ISS’ Public Fund Proxy Voting Guidelines, which were developed by ISS to help ensure that public funds fulfill all statutory and common law obligations governing proxy voting with the intent of maximizing long-term economic benefits of its plan participants and beneficiaries.
•	Not-For-Profit (including Endowments and Foundations) clients in accordance with either ISS’ Social Guidelines, Sustainability Proxy Voting Guidelines (“Sustainability Guidelines”), or Catholic Faith-Based U.S. Proxy Voting Guidelines (“Catholic Guidelines”). The Social Guidelines recognize that socially responsible institutional shareholders are concerned with economic returns to shareholders and sound corporate governance, along with the ethical behavior of corporations and the social and environmental impact of their actions. The Sustainability Guidelines represent a “middle of the road” approach to corporate governance and proxy voting that aligns with the perspectives of mainstream investors, including the UNPRI (United Nations Principles of Responsible Investing) signatories that are looking to incorporate Environmental, Social and corporate Governance (“ESG”) considerations into their investment decision-making processes and proxy voting practices to a greater extent. The Catholic Guidelines are consistent with the objectives of socially responsible shareholders as well as the teachings of Catholicism and Christianity as a whole. On matters of social and environmental impact, these guidelines seek to reflect a broad consensus of the faith-based socially responsible investing community.
INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. Additional information about ISS and the ISS Recommendations is available at http://www.issgovernance.com/policy.
INTECH will only accept direction from a client to vote proxies for its account pursuant to the ISS Recommendations. Of course, clients are always welcome to retain proxy-voting authority or to revoke previously granted, proxy-voting authority.
INTECH understands the importance of exercising its clients’ votes and will take all reasonable steps to exercise this right in all cases. However, in some circumstances, it may be impractical or sometimes impossible for INTECH to vote. For example, with respect to clients that have elected to participate in securities lending, it is generally impractical for INTECH to call back securities to vote proxies. Some markets require that securities be “blocked”1 or re-registered to vote at a company’s meeting. Absent an issue of compelling economic importance, INTECH will generally not vote due to the loss of liquidity imposed by these requirements. Further, the costs of voting (e.g., custodian fees, vote agency fees, etc.) in emerging and other international markets may be substantially higher than in the United States. As such, INTECH may limit its voting on securities in instances where the issues presented are unlikely to have a material impact on shareholder value.
Delegation of Proxy Voting Administration.  INTECH has engaged the services of the Janus Securities Operations Group to oversee ISS in the administration for its proxy voting.
Janus Securities Operations Group. The Janus Securities Operations Group works with ISS and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS Recommendations.
Voting and Use of Proxy Voting Service.  Pursuant to its relationship with Janus Capital, INTECH has engaged ISS to assist in the voting of proxies. ISS is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to clients’ portfolio securities are processed timely. ISS is responsible for working with the Janus

[1]	Share blocking is a mechanism used by certain global jurisdictions whereby shares to be voted are frozen and may not be traded for a specified period of time prior to a shareholder meeting. Share blocking is intended to facilitate the voting process; however, it also imposes constraints as a pending trade may fail if it settles during the blocked period.
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Securities Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital, or clients, upon request. Janus Capital has instructed ISS to vote all Janus Henderson mutual fund proxies, for which INTECH has voting authority, in accordance with ISS’ Benchmark Proxy Voting Guidelines.
Conflicts of Interest.  INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:
•	ISS shall vote all proxies on INTECH’s behalf in accordance with the ISS Recommendations. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.
•	The Janus Securities Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization from INTECH’s Chief Compliance Officer. The Janus Securities Operations Group shall maintain records of all overrides, including all required authorizations.
•	Without limiting the foregoing, the Janus Securities Operations Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.
•	Any attempts to influence the proxy voting process shall be reported immediately to INTECH’s Chief Compliance Officer.
•	All client accounts are prohibited from investing in securities of Janus Capital or its publicly traded affiliates. INTECH maintains a restricted list of securities that may not be purchased on behalf of individual accounts, which includes, among other things, affiliates of such accounts. INTECH’s trading system is designed to prohibit transactions in all securities on the restricted list.
•	At least annually, INTECH reviews ISS’ Policies, Procedures, and Practices Regarding Potential Conflicts of Interest (“ISS’ Conflict Policy”), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates, to ensure ISS’ Conflict Policy is reasonably designed to minimize any such potential conflicts of interest.
In light of such procedures and controls, potential or actual conflicts in the proxy-voting process are rare. In the unusual circumstance that a particular proxy vote may present a potential or actual conflict, the matter shall be referred to INTECH’s Proxy Review Group, which is composed of INTECH’s Chief Administrative Officer & General Counsel, Chief Financial Officer and Chief Compliance Officer. To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS Recommendation unless otherwise determined by the Proxy Review Group.
Reporting and Record Retention.  On a quarterly basis, INTECH will provide its clients with the proxy voting record for that client’s account. Janus Capital, on INTECH’s behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the relevant ISS Proxy Voting Guidelines. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.
Review of Policy.  From time to time, INTECH reviews this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interests of clients.
Perkins Investment Management LLC Proxy Voting Summary For Mutual Funds
Perkins seeks to vote proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.
Proxy Voting Procedures
Perkins has developed proxy voting guidelines (the “Perkins Guidelines”) that outline how Perkins generally votes proxies on securities held by the portfolios Perkins manages. The Perkins Guidelines, which include recommendations on most major corporate issues, have been developed by Perkins in consultation with the Janus Proxy Voting Committee. Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Guidelines; however, a portfolio manager has discretion to vote differently than the Perkins
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Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins’ behalf, has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues. Mutual fund proxies are generally voted in accordance with the Perkins Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.
While the Janus Proxy Voting Committee serves as a resource for Perkins and its portfolio managers, the Committee does not have proxy voting authority for any proprietary or nonproprietary mutual fund. Perkins’ portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Although Perkins-managed funds will generally not participate in securities lending, certain funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. If applicable, the portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits.
The Janus Proxy Voting Committee serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. Perkins representatives work closely with the Janus Proxy Voting Committee in administering and overseeing the Perkins proxy voting procedures. Perkins and the Janus Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Perkins and the Janus Proxy Voting Committee believe that application of the Perkins Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Perkins Guidelines. For proxy votes that are inconsistent with the Perkins Guidelines and a potential conflict is identified, the Janus Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio managers’ voting rationale appears reasonable. If the Janus Proxy Voting Committee does not agree that the portfolio managers’ rationale is reasonable, the Janus Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.
Proxy Voting Policies
Below is a summary of some of the Perkins Guidelines.
Board of Directors Issues
Perkins: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
Auditor Issues
Perkins will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.
Equity and Executive Compensation Issues
Perkins reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Perkins will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Perkins will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Perkins).
General Corporate Issues
Perkins: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in such a way that they give
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shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.
Shareholder Proposals
If a shareholder proposal is specifically addressed by the Perkins Guidelines, Perkins will generally vote pursuant to that Perkins Guideline. Perkins’ first priority is to act as a fiduciary in the best financial interests of its clients. Perkins recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Perkins strives to balance these issues in a manner consistent with its fiduciary obligations. Perkins will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Perkins will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Perkins will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Guidelines.

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Custodian, transfer agent, and certain affiliations

State Street Bank and Trust Company (“State Street”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds and of an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Funds’ Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.
Deutsche Bank AG (“Deutsche Bank”) acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement (“Lending Agreement”). In addition, The Bank of New York Mellon and JPMorgan Chase Bank may act as limited purpose subcustodians in connection with certain reverse repurchase transactions completed in connection with the Lending Agreement.
Janus Services LLC (“Janus Services”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other non-distribution related shareholder services for the Funds.
Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class D Shares of the Funds pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of each Fund for shareholder services provided by Janus Services.
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares, and Class T Shares of each Fund for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.
Shareholder services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.
For the fiscal years ended June 30, unless otherwise noted, the total amounts paid by Class D Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds to Janus Services for administrative services are summarized below. For Class R Shares, Class S Shares, and Class T Shares, Janus Services pays out all or substantially all of the amount reflected as compensation to broker-dealers and service providers. Amounts for certain Funds and/or share classes may include the reimbursement of administrative services fees by Janus Capital to the Funds.
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	2016	2015	2014
Fund Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Fixed Income
Janus Henderson Flexible Bond Fund
Class D Shares	$ 772,899	$ 790,127	$ 813,398
Class R Shares	$ 102,917	$ 71,763	$ 61,183
Class S Shares	$ 179,014	$ 232,209	$ 205,243
Class T Shares	$3,708,652	$3,250,126	$ 2,656,385
Janus Henderson Global Bond Fund
Class D Shares	$ 11,623	$ 14,799	$ 10,600
Class S Shares	$ 433	$ 480	$ 378
Class T Shares	$ 25,843	$ 44,158	$ 17,319
Janus Henderson High-Yield Fund
Class D Shares	$ 394,250	$ 447,510	$ 448,782
Class R Shares	$ 3,888	$ 4,110	$ 4,747
Class S Shares	$ 5,769	$ 10,546	$ 16,374
Class T Shares	$2,932,668	$3,264,462	$ 3,381,162
Janus Henderson Multi-Sector Income Fund
Class D Shares	$ 10,506	$ 4,808	$ 901(1)
Class S Shares	$ 4,524	$ 4,528	$ 1,444(1)
Class T Shares	$ 27,161	$ 6,533	$ 1,458(1)
Janus Henderson Real Return Fund
Class D Shares	$ 7,433	$ 5,285	$ 6,934
Class S Shares	$ 2,059	$ 2,366	$ 2,598
Class T Shares	$ 7,363	$ 6,597	$ 4,186
Janus Henderson Short-Term Bond Fund
Class D Shares	$ 227,792	$ 233,090	$ 242,771
Class S Shares	$ 6,769	$ 8,415	$ 8,815
Class T Shares	$4,009,510	$4,852,064	$ 5,250,456
Global & International
Janus Henderson Adaptive Global Allocation Fund
Class D Shares	$ 1,168	$ 2(2)	N/A
Class S Shares	$ 2,077	$ 1(2)	N/A
Class T Shares	$ 2,141	$ 3(2)	N/A
Mathematical
Janus Henderson Emerging Markets Managed Volatility Fund
Class D Shares	$ 1,433	$ 668(3)	N/A
Class S Shares	$ 117	$ 71(3)	N/A
Class T Shares	$ 386	$ 222(3)	N/A
Janus Henderson Global Income Managed Volatility Fund
Class D Shares	$ 23,685	$ 9,283	$ 7,556
Class S Shares	$ 510	$ 416	$ 14
Class T Shares	$ 27,800	$ 7,868	$ 1,657
Janus Henderson International Managed Volatility Fund
Class D Shares	$ 1,576	$ 70(4)	N/A
Class S Shares	$ 338	$ 161	$ 43
Class T Shares	$ 12,162	$ 3,684	$ 2,802
Janus Henderson U.S. Core Fund
Class D Shares	$ 343,322	$ 364,258	$ 307,168
Class S Shares	$ 90,630	$ 95,391	$ 61,234
Class T Shares	$ 331,111	$ 394,896	$ 320,961
Janus Henderson U.S. Managed Volatility Fund
Class D Shares	$ 8,531	$ 1,319(5)	N/A
Class S Shares	$ 20,946	$ 7,230	$ 62
Class T Shares	$ 257,468	$ 79,111	$ 24,395
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	2016	2015	2014
Fund Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Value
Janus Henderson Large Cap Value Fund
Class D Shares	$ 43,518	$ 48,501	$ 44,219
Class S Shares	$ 631	$ 638	$ 268
Class T Shares	$ 9,904	$ 10,126	$ 8,349
Janus Henderson Mid Cap Value Fund
Class D Shares	$ 920,628	$1,072,922	$ 1,086,114
Class R Shares	$ 191,865	$ 265,016	$ 359,385
Class S Shares	$ 434,457	$ 672,942	$ 1,329,409
Class T Shares	$4,793,198	$7,919,285	$11,528,086
Janus Henderson Select Value Fund
Class D Shares	$ 8,083	$ 7,793	$ 6,993
Class S Shares	$ 127	$ 107	$ 19
Class T Shares	$ 3,983	$ 7,266	$ 3,670
Janus Henderson Small Cap Value Fund
Class D Shares	$ 89,287	$ 93,182	$ 94,681
Class R Shares	$ 41,462	$ 49,270	$ 70,826
Class S Shares	$ 129,171	$ 163,925	$ 201,616
Class T Shares	$1,276,442	$1,544,071	$ 1,890,437
Janus Henderson Value Plus Income Fund
Class D Shares	$ 32,110	$ 35,328	$ 33,090
Class S Shares	$ 5,058	$ 6,069	$ 6,174
Class T Shares	$ 6,047	$ 11,224	$ 10,934

(1)	February 28, 2014 (effective date) to June 30, 2014.
(2)	June 23, 2015 (effective date) to June 30, 2015.
(3)	December 17, 2014 (effective date) to June 30, 2015.
(4)	April 24, 2015 (commencement of Class D Shares) to June 30, 2015.
(5)	December 22, 2014 (commencement of Class D Shares) to June 30, 2015.
Janus Services is compensated for its services related to Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders.
Through Janus Services, the Funds pay DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for certain broker-controlled accounts and closed accounts. These fees are in addition to any administrative services fees paid to Janus Services. The Funds also use and pay for DST systems to track and process contingent deferred sales charges. These fees are only charged to classes of the Funds with contingent deferred sales charges, as applicable.
Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Henderson Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Henderson Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Henderson Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Henderson Distributors continuously offers each Fund’s Shares and accepts orders at NAV per share of the relevant class. The cash-compensation amount or rate at which Janus Henderson Distributors’ registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

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Portfolio transactions and brokerage

Janus Capital places all portfolio transactions of the Funds, except for the INTECH Funds. With respect to the INTECH Funds, INTECH places portfolio transactions using its proprietary trade system software. With respect to Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Select Value Fund, and Janus Henderson Small Cap Value Fund, Janus Capital places all portfolio transactions solely upon Perkins’ direction. With respect to Janus Henderson Value Plus Income Fund, Janus Capital places all portfolio transactions for the fixed-income portion of the Fund and, for the equity portion of the Fund, places all portfolio transactions solely upon Perkins’ direction.
Janus Capital and Perkins have a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.
Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for Funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital’s and Perkins’ knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital’s and Perkins’ own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer’s sale of Fund shares when choosing a broker-dealer to effect transactions.
“Cross trades,” in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Funds’ Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Janus Henderson-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus Henderson fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a Fund involved in a cross trade.
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For the fiscal year ended June 30, 2016, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.
Fund Name	Commissions	Transactions
Fixed Income
Janus Henderson High-Yield Fund	$ 32,208	$ 29,691,880
Janus Henderson Multi-Sector Income Fund	$ 254	$ 184,136
Global & International
Janus Henderson Adaptive Global Allocation Fund	$ 10,563	$ 5,873,810
Value
Janus Henderson Large Cap Value Fund	$ 26,141	$ 59,861,264
Janus Henderson Mid Cap Value Fund	$1,936,955	$3,203,763,625
Janus Henderson Select Value Fund	$ 33,445	$ 52,855,826
Janus Henderson Small Cap Value Fund	$ 898,989	$1,159,196,832
Janus Henderson Value Plus Income Fund	$ 9,497	$ 14,751,080

Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.
Janus Capital and Perkins do not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Janus Capital and Perkins have entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Janus Capital and Perkins with research or brokerage services, as permitted under Section 28(e) of the Securities Exchange Act of 1934. CCAs allow Janus Capital and Perkins to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Janus Capital and Perkins are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins, and such research may not necessarily be used by Janus Capital or Perkins in connection with the same accounts that paid commissions to the broker providing such brokerage and research products and services. Such products and services may not always be used in connection with management of the Funds. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins’ clients, including Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Select Value Fund, Janus Henderson Small Cap Value Fund, and Janus Henderson Value Plus Income Fund.
Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but “step-out” all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer’s commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital’s and Perkins’ receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.
INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise
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be necessary for a particular transaction when, in INTECH’s opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.
INTECH does not consider research services in selecting brokers. For the INTECH Funds, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.
When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or the subadviser, better prices and executions will be achieved through the use of a broker.
The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal years ended June 30, unless otherwise noted.
Fund Name	2016	2015	2014
Fixed Income
Janus Henderson Flexible Bond Fund	$ —	$ 318	$ —
Janus Henderson Global Bond Fund	$ —	$ 885	$ —
Janus Henderson High-Yield Fund	$ 67,688	$ 46,398	$ 136,203
Janus Henderson Multi-Sector Income Fund	$ 581	$ 211	$ 73(1)
Janus Henderson Real Return Fund	$ —	$ 784	$ 2,509
Janus Henderson Short-Term Bond Fund	$ —	$ —	$ —
Global & International
Janus Henderson Adaptive Global Allocation Fund	$ 13,145	$ 2,067(2)	N/A
Mathematical
Janus Henderson Emerging Markets Managed Volatility Fund	$ 2,258	$ —(3)	N/A
Janus Henderson Global Income Managed Volatility Fund	$ 94,583	$ 27,458	$ 13,943
Janus Henderson International Managed Volatility Fund	$ 73,204	$ 164,092	$ 135,647
Janus Henderson U.S. Core Fund	$ 574,440	$ 744,589	$ 339,566
Janus Henderson U.S. Managed Volatility Fund	$ 188,858	$ 128,841	$ 133,061
Value
Janus Henderson Large Cap Value Fund	$ 53,991	$ 61,078	$ 42,933
Janus Henderson Mid Cap Value Fund	$4,191,166	$6,310,220	$8,812,926
Janus Henderson Select Value Fund	$ 68,683	$ 67,310	$ 84,696
Janus Henderson Small Cap Value Fund	$1,939,285	$3,113,164	$3,508,286
Janus Henderson Value Plus Income Fund	$ 18,579	$ 23,037	$ 28,278

(1)	February 28, 2014 (effective date) to June 30, 2014.
(2)	June 23, 2015 (effective date) to June 30, 2015.
(3)	December 17, 2014 (effective date) to June 30, 2015.
Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, shareholder, broker-dealer, or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.
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As of June 30, 2016, certain Funds owned securities of their regular broker-dealers (or parents) as shown below:
Fund Name	Name of Broker-Dealer	Value of Securities Owned
Fixed Income
Janus Henderson Flexible Bond Fund	Banc of America Commercial Mortgage Trust 2006-6	$13,964,078
	Banc of America Commercial Mortgage Trust 2007-3	7,882,482
	Bank of America Corp.	33,382,093
	Bank of America Corp.	13,981,438
	Bank of America Corp.	11,522,531
	Bank of America Corp.	10,396,283
	Bank of America Corp.	8,450,952
	Bank of America Corp.	5,819,023
	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT	11,453,682
	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT	10,864,711
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO	8,603,093
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO	7,993,455
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP	14,410,652
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP	4,305,308
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES	9,227,738
	JPMorgan Chase & Co.	28,617,677
	JPMorgan Chase Capital XXI	1,622,600
	LB-UBS Commercial Mortgage Trust 2006-C1	8,916,678
	LB-UBS Commercial Mortgage Trust 2006-C1	8,050,168
	LB-UBS Commercial Mortgage Trust 2006-C1	5,538,376
	LB-UBS Commercial Mortgage Trust 2006-C1	3,236,877
	Morgan Stanley	24,679,824
	Morgan Stanley	20,044,103
	Morgan Stanley	20,000,655
	Morgan Stanley	19,426,657
	Morgan Stanley	16,963,546
	Morgan Stanley	8,648,752
	Morgan Stanley	7,755,759
	Raymond James Financial, Inc.	54,205,520
	UBS AG	10,528,440
Janus Henderson Global Bond Fund	GS Mortgage Securities Corp. II	$ 650,832
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO	300,909
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO	300,601
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP	399,470
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP	132,917
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES	298,445
	LB-UBS Commercial Mortgage Trust 2007-C1	156,856
	LB-UBS Commercial Mortgage Trust 2007-C2	152,427
	Morgan Stanley	2,712,593
	Morgan Stanley	274,859
	Raymond James Financial, Inc.	1,917,656
	UBS AG	1,371,900
	UBS Group Funding Jersey, Ltd.	1,376,932
Janus Henderson High-Yield Fund	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO	$ 4,840,200
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO	3,927,520
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES	2,178,218
Janus Henderson Multi-Sector Income Fund	Banc of America Commercial Mortgage Trust 2006-6	$ 647,975
	Banc of America Commercial Mortgage Trust 2006-6	260,823
	Banc of America Commercial Mortgage Trust 2006-6	98,901
	GS Mortgage Securities Corp. Trust 2013-NYC5	497,034
	GS Mortgage Securities Corp. Trust 2016-ICE2	548,218
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO	396,738
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO	295,673
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP	1,110,189
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES	237,794
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES	229,481
	LB-UBS Commercial Mortgage Trust 2007-C1	27,148
	LB-UBS Commercial Mortgage Trust 2007-C7	609,242
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Fund Name	Name of Broker-Dealer	Value of Securities Owned
Janus Henderson Real Return Fund	Bank of America Corp.	$ 101,456
	Bank of America Corp.	42,731
	JPMorgan Chase & Co.	102,629
	Morgan Stanley	72,814
Janus Henderson Short-Term Bond Fund	Bank of America Corp.	$15,895,806
	Bank of America Corp.	6,774,250
	Bank of America Corp.	2,194,741
	Bank of America NA	20,016,342
	Bank of America NA	13,371,584
	COMM 2014-UBS4 Mortgage Trust	1,917,070
	COMM 2014-UBS6 Mortgage Trust	1,695,098
	Goldman Sachs Group, Inc.	12,588,479
	Goldman Sachs Group, Inc.	6,889,008
	Goldman Sachs Group, Inc.	6,394,939
	GS Mortgage Securities Trust 2014-GC24	1,546,388
	GS Mortgage Securities Trust 2014-GC26	2,841,570
	GS Mortgage Securities Trust 2015-GC28	1,681,606
	JPMorgan Chase Bank NA	11,193,724
	UBS AG	17,306,098
Global & International
Janus Henderson Adaptive Global Allocation Fund	Bank of America Corp.	$ 18,233
	Barclays PLC	32,268
	Goldman Sachs Group, Inc.	4,606
	JPMorgan Chase & Co.	3,791
	Morgan Stanley	1,273
	Nomura Holdings, Inc.	717
	UBS Group AG	2,783
Value
Janus Henderson Large Cap Value Fund	JPMorgan Chase & Co.	$ 1,900,490
Janus Henderson Mid Cap Value Fund	RBC Capital Markets Corp.	$75,000,000
Janus Henderson Small Cap Value Fund	AllianceBernstein Holding LP	$ 9,671,504
	RBC Capital Markets Corp.	50,000,000
Janus Henderson Value Plus Income Fund	Banc of America Commercial Mortgage Trust 2007-3	$ 15,888
	Bank of America Corp.	71,124
	Bank of America Corp.	52,669
	Bank of America Corp.	29,750
	Bank of America Corp.	20,095
	Goldman Sachs Capital I	82,317
	Goldman Sachs Group, Inc.	52,625
	Goldman Sachs Group, Inc.	34,749
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES	24,068
	JPMorgan Chase & Co.	677,326
	JPMorgan Chase & Co.	61,366
	JPMorgan Chase Capital XXI	3,813
	LB-UBS Commercial Mortgage Trust 2006-C1	8,537
	LB-UBS Commercial Mortgage Trust 2007-C1	10,055
	LB-UBS Commercial Mortgage Trust 2007-C2	22,908
	LB-UBS Commercial Mortgage Trust 2007-C7	20,006
	Morgan Stanley	63,790
	Morgan Stanley	55,324
	Morgan Stanley	51,958
	Morgan Stanley	51,511
	Morgan Stanley	36,407
	Morgan Stanley	19,711
	Raymond James Financial, Inc.	245,853

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Shares of the trust

Although Janus Henderson U.S. Core Fund and Janus Henderson Mid Cap Value Fund are closed, certain investors may continue to invest in the Funds and/or open new Fund accounts as described in the Funds’ Prospectuses. Detailed information is also included under “Closed Fund Policies” in this section of the SAI.
Net Asset Value Determination
As stated in the Funds’ Prospectuses, the net asset value (“NAV”) of the Shares of each class of each Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value.
Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Funds use systematic fair valuation models provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund’s NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
To the extent there are any errors in a Fund’s NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.
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CLOSED FUND POLICIES
Janus Henderson U.S. Core Fund
The Fund has limited sales of its shares because Janus Capital and the Trustees believe continued sales are not in the best interests of the Fund. Sales to new investors have generally been discontinued; however, investors who meet certain criteria described below may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you may not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.
Investors who meet the following criteria may be able to invest in the Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts (and, for shareholders of Class D Shares, by opening new Fund accounts) and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) registered investment advisers (“RIAs”) may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of JHG and any of its subsidiaries covered under the JHG retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether the participant invested in such Fund prior to its closing; (v) Janus Capital encourages its employees to own shares of the Janus Henderson funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus Henderson funds and directors of JHG may also open new accounts in the closed Fund; (vi) Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds, may invest in the Fund; (vii) certain non-Janus Capital “fund of funds” that have an agreement with Janus Capital; (viii) sponsors of certain wrap programs, including RIAs for fee-based business, with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of existing shareholders; and (ix) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment option, and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of existing shareholders. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. In addition, new accounts may be permitted in the Fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the Fund or where the retirement plan was negotiating with Janus Capital (and/or certain recognized intermediary distributors) to add the closed Fund at the time Fund closure was announced. Further, new accounts in the Fund may be established by new retirement plans purchasing through intermediaries who offered the Fund at the time Fund closure was announced. Requests for new accounts into a closed Fund will be reviewed by management and may be permitted on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.
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Janus Henderson Mid Cap Value Fund
The Fund has limited sales of its shares in certain distribution channels because Janus Capital and the Trustees believe continued sales in these channels are not in the best interests of the Fund. Sales have generally been discontinued for new individual retail investors purchasing directly with Janus Capital or through fund supermarket platforms at financial intermediaries. If you are a current Fund shareholder investing directly with Janus Capital or through a fund supermarket platform and close an existing Fund account, you may not be able to make additional investments in the Fund. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.
Existing individual retail investors that have purchased the Fund directly from Janus Capital are permitted to continue purchasing Fund shares through existing accounts (and by opening new Fund accounts) and may reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Individual retail investors that have purchased the Fund through fund supermarket platforms with financial intermediaries are permitted to continue purchasing Fund shares through existing accounts and may reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Further, Janus Capital encourages its employees to own shares of the Janus Henderson funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund, and Trustees of the Janus Henderson funds and directors of JHG may also open new accounts in the closed Fund. Requests for new accounts into the Fund for those channels that are closed to new investors will be reviewed by management and may be permitted on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.
Purchases
With the exception of Class D Shares and Class I Shares, Shares of the Funds can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and Class I Shares may be purchased directly with the Funds in certain circumstances as provided in the Funds’ Prospectuses. Not all financial intermediaries offer all classes. Shares or classes of the Funds may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Funds’ expenses. Certain Shares or classes of the Funds may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. Under certain circumstances, the Funds may permit an in-kind purchase of Class A Shares, Class C Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, or Class T Shares.
Certain designated organizations are authorized to receive purchase orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value Determination.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Funds’ Prospectuses will provide you with detailed information about investing in the Funds.
Janus Capital has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
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Class A Shares
The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Henderson Distributors, the Trust’s distributor, as shown in the table, except where Janus Henderson Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Henderson Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.
Amount of Purchase at Offering Price	Sales Charge as a Percentage of Offering Price*	Sales Charge as a Percentage of Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Equity Funds
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.75%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.60%
$1,000,000 but under $4,000,000**	0.00%	0.00%	1.00%
$4,000,000 but under $10,000,000**	0.00%	0.00%	0.50%
$10,000,000 and above**	0.00%	0.00%	0.25%
Fixed-Income Funds (except Janus Henderson Short-Term Bond Fund)
Under $50,000	4.75%	4.99%	4.25%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.50%	2.56%	2.25%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 but under $4,000,000**	0.00%	0.00%	1.00%
$4,000,000 but under $10,000,000**	0.00%	0.00%	0.50%
$10,000,000 and above**	0.00%	0.00%	0.25%
Janus Henderson Short-Term Bond Fund***
Under $50,000	2.50%	2.56%	2.00%
$50,000 but under $100,000	2.25%	2.30%	1.75%
$100,000 but under $250,000	2.00%	2.04%	1.50%
$250,000 but under $500,000	1.50%	1.52%	1.25%
$500,000 but under $1,000,000	1.00%	1.01%	0.75%
$1,000,000 but under $4,000,000**	0.00%	0.00%	1.00%
$4,000,000 but under $10,000,000**	0.00%	0.00%	0.50%
$10,000,000 and above**	0.00%	0.00%	0.25%
*	Offering Price includes the initial sales charge.
**	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
***	A shareholder who exchanges Shares into a Fund with a higher sales charge may be required to pay the new Fund’s initial sales charge or the difference between the Fund’s sales charge and the sales charge applicable to the new Fund.
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As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Funds and other Janus Henderson funds that are offered with a sales charge to take advantage of lower sales charges.
The following table shows the aggregate amount of underwriting commissions paid to Janus Henderson Distributors from proceeds of initial sales charges paid by investors on Class A Shares (substantially all of which were paid out to financial intermediaries) for the fiscal years ended June 30, unless otherwise noted.
Aggregate Sales Commissions
Fund Name	2016	2015	2014
Fixed Income
Janus Henderson Flexible Bond Fund
Class A Shares	$550,456	$664,444	$365,746
Janus Henderson Global Bond Fund
Class A Shares	$ 21,356	$ 65,735	$ 23,865
Janus Henderson High-Yield Fund
Class A Shares	$162,186	$ 63,245	$111,845
Janus Henderson Multi-Sector Income Fund
Class A Shares	$ 14,177	$ 20,423	$ —(1)
Janus Henderson Real Return Fund
Class A Shares	$ 14,517	$ —	$ 1,315
Janus Henderson Short-Term Bond Fund
Class A Shares	$275,456	$338,463	$203,733
Global & International
Janus Henderson Adaptive Global Allocation Fund
Class A Shares	$ —	$ —(2)	N/A
Mathematical
Janus Henderson Emerging Markets Managed Volatility Fund
Class A Shares	$ —	$ —(3)	N/A
Janus Henderson Global Income Managed Volatility Fund
Class A Shares	$ 97,441	$ 14,690	$ 45,128
Janus Henderson International Managed Volatility Fund
Class A Shares	$ 8,313	$ 1,700	$ 1,688
Janus Henderson U.S. Core Fund
Class A Shares	$ 10,772	$ 87,997	$ 39,229
Janus Henderson U.S. Managed Volatility Fund
Class A Shares	$ 88,538	$ 35,175	$ 5,789
Value
Janus Henderson Large Cap Value Fund
Class A Shares	$ 4,545	$ 19,156	$ 10,952
Janus Henderson Mid Cap Value Fund
Class A Shares	$ 52,085	$ 85,764	$161,910
Janus Henderson Select Value Fund
Class A Shares	$ 877	$ 796	$ —
Janus Henderson Small Cap Value Fund
Class A Shares	$ 45,959	$ 11,596	$ 2,475
Janus Henderson Value Plus Income Fund
Class A Shares	$ 1,368	$ 8,999	$ 13,232

(1)	February 28, 2014 (effective date) to June 30, 2014.
(2)	June 23, 2015 (effective date) to June 30, 2015.
(3)	December 17, 2014 (effective date) to June 30, 2015.
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During the fiscal years ended June 30, unless otherwise noted, Janus Henderson Distributors retained the following upfront sales charges.
	Upfront Sales Charges
Fund Name	2016	2015	2014
Fixed Income
Janus Henderson Flexible Bond Fund
Class A Shares	$46,248	$53,909	$29,583
Janus Henderson Global Bond Fund
Class A Shares	$ 1,241	$ 5,959	$ 519
Janus Henderson High-Yield Fund
Class A Shares	$ 8,876	$ 6,363	$11,701
Janus Henderson Multi-Sector Income Fund
Class A Shares	$ 1,199	$ 2,198	$ —(1)
Janus Henderson Real Return Fund
Class A Shares	$ 826	$ —	$ 129
Janus Henderson Short-Term Bond Fund
Class A Shares	$10,483	$ 6,192	$ 8,968
Global & International
Janus Henderson Adaptive Global Allocation Fund
Class A Shares	$ —	$ —(2)	N/A
Mathematical
Janus Henderson Emerging Markets Managed Volatility Fund
Class A Shares	$ —	$ —(3)	N/A
Janus Henderson Global Income Managed Volatility Fund
Class A Shares	$15,037	$ 2,083	$ 6,951
Janus Henderson International Managed Volatility Fund
Class A Shares	$ 1,341	$ 278	$ 329
Janus Henderson U.S. Core Fund
Class A Shares	$ 1,306	$11,105	$ 5,482
Janus Henderson U.S. Managed Volatility Fund
Class A Shares	$13,914	$ 5,427	$ 647
Value
Janus Henderson Large Cap Value Fund
Class A Shares	$ 553	$ 2,182	$ 1,455
Janus Henderson Mid Cap Value Fund
Class A Shares	$ 7,291	$11,663	$24,347
Janus Henderson Select Value Fund
Class A Shares	$ 177	$ 106	$ —
Janus Henderson Small Cap Value Fund
Class A Shares	$ 6,394	$ 1,636	$ 346
Janus Henderson Value Plus Income Fund
Class A Shares	$ 196	$ 1,385	$ 2,031

(1)	February 28, 2014 (effective date) to June 30, 2014.
(2)	June 23, 2015 (effective date) to June 30, 2015.
(3)	December 17, 2014 (effective date) to June 30, 2015.
Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares
Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.
Janus Henderson Distributors also receives amounts pursuant to Class A Share, Class C Share, Class R Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by
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investors upon certain redemptions, as detailed in the “Distribution and Shareholder Servicing Plans” and “Redemptions” sections, respectively, of this SAI.
Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.
Distribution and Shareholder Servicing Plans
Class A Shares, Class R Shares, and Class S Shares
As described in the Prospectuses, Class A Shares, Class R Shares, and Class S Shares have each adopted distribution and shareholder servicing plans (the “Class A Plan,” “Class R Plan,” and “Class S Plan,” respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares, Class R Shares, or Class S Shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares, Class R Shares, and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares, Class R Shares, and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares, Class R Shares, and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Henderson Distributors, the Funds’ distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares, Class R Shares, and Class S Shares, which became effective on July 6, 2009.
Class C Shares
As described in the Prospectuses, Class C Shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in the sale of Class C Shares of such Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.
The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Henderson Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.
Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus
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Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
For the fiscal year ended June 30, 2016, under each Class’ respective Plan, Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Funds in total paid $11,116,267 to Janus Henderson Distributors (substantially all of which Janus Henderson Distributors paid out as compensation to broker-dealers and other service providers). The dollar amounts and the manner in which these 12b-1 payments were spent are summarized below.
Fund Name	Advertising and Literature	Prospectus Preparation, Printing and Mailing	Payment to Brokers
Fixed Income
Janus Henderson Flexible Bond Fund
Class A Shares	$10,560	$1,776	$1,818,241
Class C Shares	$ 5,156	$1,231	$2,775,988
Class R Shares	$ 584	$ 761	$ 205,017
Class S Shares	$ 1,027	$ 807	$ 177,550
Janus Henderson Global Bond Fund
Class A Shares	$ 267	$ 497	$ 44,950
Class C Shares	$ 89	$ 479	$ 35,615
Class S Shares	$ 1	$ 469	$ 39
Janus Henderson High-Yield Fund
Class A Shares	$ 2,158	$ 810	$ 367,665
Class C Shares	$ 781	$ 667	$ 471,062
Class R Shares	$ 23	$ 590	$ 7,707
Class S Shares	$ 34	$ 591	$ 5,839
Janus Henderson Multi-Sector Income Fund
Class A Shares	$ 48	$ 384	$ 6,051
Class C Shares	$ 24	$ 379	$ 5,285
Class S Shares	$ 9	$ 378	$ 38
Janus Henderson Real Return Fund
Class A Shares	$ 36	$ 451	$ 5,030
Class C Shares	$ 15	$ 449	$ 866
Class S Shares	$ 4	$ 448	$ 12
Janus Henderson Short-Term Bond Fund
Class A Shares	$ 2,164	$ 781	$ 373,722
Class C Shares	$ 788	$ 642	$ 487,391
Class S Shares	$ 39	$ 565	$ 6,770
Global & International
Janus Henderson Adaptive Global Allocation Fund
Class A Shares	$ 4	$5,020	$ 153
Class C Shares	$ 3	$5,020	$ 19
Class S Shares	$ 3	$5,020	$ 13
Mathematical
Janus Henderson Emerging Markets Managed Volatility Fund
Class A Shares	$ 0	$1,959	$ 0
Class C Shares	$ 0	$1,959	$ 0
Class S Shares	$ 0	$1,959	$ 0
Janus Henderson Global Income Managed Volatility Fund
Class A Shares	$ 127	$ 479	$ 22,092
Class C Shares	$ 54	$ 470	$ 19,025
Class S Shares	$ 1	$ 463	$ 143
Janus Henderson International Managed Volatility Fund
Class A Shares	$ 47	$ 498	$ 7,837
Class C Shares	$ 13	$ 494	$ 3,757
Class S Shares	$ 1	$ 493	$ 195
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Fund Name	Advertising and Literature	Prospectus Preparation, Printing and Mailing	Payment to Brokers
Janus Henderson U.S. Core Fund
Class A Shares	$ 358	$ 567	$ 60,746
Class C Shares	$ 268	$ 557	$ 137,889
Class S Shares	$ 536	$ 586	$ 90,040
Janus Henderson U.S. Managed Volatility Fund
Class A Shares	$ 238	$ 639	$ 41,663
Class C Shares	$ 135	$ 641	$ 61,433
Class S Shares	$ 129	$ 626	$ 20,620
Value
Janus Henderson Large Cap Value Fund
Class A Shares	$ 53	$ 339	$ 8,772
Class C Shares	$ 36	$ 337	$ 20,367
Class S Shares	$ 2	$ 333	$ 5
Janus Henderson Mid Cap Value Fund
Class A Shares	$ 2,535	$ 612	$ 407,888
Class C Shares	$ 1,455	$ 509	$ 786,207
Class R Shares	$ 1,171	$ 482	$ 381,067
Class S Shares	$ 2,645	$ 626	$ 432,269
Janus Henderson Select Value Fund
Class A Shares	$ 1	$ 364	$ 324
Class C Shares	$ 1	$ 326	$ 628
Class S Shares	$ 0	$ 326	$ 0
Janus Henderson Small Cap Value Fund
Class A Shares	$ 599	$ 480	$ 98,237
Class C Shares	$ 180	$ 437	$ 85,228
Class R Shares	$ 254	$ 444	$ 82,716
Class S Shares	$ 791	$ 498	$ 129,119
Janus Henderson Value Plus Income Fund
Class A Shares	$ 39	$ 379	$ 2,177
Class C Shares	$ 48	$ 381	$ 13,426
Class S Shares	$ 10	$ 375	$ 4

Redemptions
Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and, in certain circumstances, Class I Shares may be redeemed directly with the Funds. Certain designated organizations are authorized to receive redemption orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a
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particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Fund, by delivery of securities selected from its assets at its discretion. However, each Fund is governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Fund for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined.
The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Class A Shares
A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.
Class C Shares
A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.
For the fiscal years ended June 30, unless otherwise noted, the total amounts received by Janus Henderson Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below.
	Contingent Deferred Sales Charges
Fund Name	2016	2015	2014
Fixed Income
Janus Henderson Flexible Bond Fund
Class A Shares	$12,806	$ 5,076	$ 303
Class C Shares	$56,421	$26,447	$116,687
Janus Henderson Global Bond Fund
Class A Shares	$ —	$ 4,859	$ —
Class C Shares	$ 1,391	$ 1,289	$ —
Janus Henderson High-Yield Fund
Class A Shares	$ —	$ 3,494	$ 980
Class C Shares	$ 2,642	$ 3,499	$ 10,267
Janus Henderson Multi-Sector Income Fund
Class A Shares	$ —	$ —	$ — (1)
Class C Shares	$ 641	$ —	$ — (1)
Janus Henderson Real Return Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 18	$ —	$ —
Janus Henderson Short-Term Bond Fund
Class A Shares	$11,656	$14,483	$ 8,031
Class C Shares	$ 7,075	$12,805	$ 29,161
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Contingent Deferred Sales Charges
Fund Name	2016	2015	2014
Global & International
Janus Henderson Adaptive Global Allocation Fund
Class A Shares	$ —	$ —(2)	N/A
Class C Shares	$ —	$ —(2)	N/A
Mathematical
Janus Henderson Emerging Markets Managed Volatility Fund
Class A Shares	$ —	$ —(3)	N/A
Class C Shares	$ —	$ —(3)	N/A
Janus Henderson Global Income Managed Volatility Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 854	$ 503	$ —
Janus Henderson International Managed Volatility Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ —	$ 89	$ —
Janus Henderson U.S. Core Fund
Class A Shares	$ —	$ 596	$ —
Class C Shares	$ 532	$ 904	$ 910
Janus Henderson U.S. Managed Volatility Fund
Class A Shares	$ 68	$ —	$ —
Class C Shares	$ 806	$ —	$ 819
Value
Janus Henderson Large Cap Value Fund
Class A Shares	$ —	$ 287	$ —
Class C Shares	$ 554	$ 200	$ 541
Janus Henderson Mid Cap Value Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 3,607	$ 3,445	$ 14,354
Janus Henderson Select Value Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 25	$ —	$ —
Janus Henderson Small Cap Value Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 1,304	$ 74	$ 144
Janus Henderson Value Plus Income Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 24	$ 31	$ —

(1)	February 28, 2014 (effective date) to June 30, 2014.
(2)	June 23, 2015 (effective date) to June 30, 2015.
(3)	December 17, 2014 (effective date) to June 30, 2015.
Processing or Service Fees
Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

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Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.
It is a policy of the Funds to make distributions of substantially all of their respective net investment income and any realized net capital gains at least annually. Any net capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. Janus Henderson Adaptive Global Allocation Fund, Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, Janus Henderson U.S. Core Fund, Janus Henderson U.S. Managed Volatility Fund, Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Select Value Fund, and Janus Henderson Small Cap Value Fund declare and make annual distributions of net investment income (if any). Janus Henderson Flexible Bond Fund, Janus Henderson Global Bond Fund, Janus Henderson High-Yield Fund, Janus Henderson Multi-Sector Income Fund, Janus Henderson Real Return Fund, and Janus Henderson Short-Term Bond Fund declare dividends daily and make monthly distributions of net investment income. Janus Henderson Global Income Managed Volatility Fund and Janus Henderson Value Plus Income Fund declare and make monthly distributions of net investment income. If a month begins on a Saturday, Sunday, or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month.
Fund Taxation
The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special federal income tax treatment.
A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.
Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. In certain circumstances, a Fund may be required to accrue income on an investment prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. In certain cases, a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.
Certain Funds’, particularly Janus Henderson High-Yield Fund, Janus Henderson Multi-Sector Income Fund, and Janus Henderson Real Return Fund, investments in lower-rated or unrated debt securities may present issues for that Fund if the
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issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.
Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If a Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.
Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
A Fund that invests in foreign securities may utilize foreign currency contracts in an effort to limit foreign currency risk. The value of foreign currency contracts can vary widely from month-to-month, which may result in gains one month and losses the next month. If the Fund distributes such gains during a monthly distribution (if applicable) and subsequently realizes foreign currency losses due to exchange rate fluctuations, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
A Fund’s investments in REIT equity securities, if any, may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to an IRS notice, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) may be subject to federal income tax in all events. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which a Fund may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders: (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income; and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. This may impact a Fund’s performance.
Certain Funds’ investments in REITs may require a Fund to pass through certain “excess inclusion income” as “unrelated business taxable income” (“UBTI”). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in a Fund regarding recent IRS pronouncements about the treatment of such income for certain tax-exempt investors.
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The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.
Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
A Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the IRS could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Funds.
Shareholder Taxation
All income dividends and capital gains distributions, if any, on a Fund’s Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date, unless the shareholder has elected to receive distributions in cash. Shareholders will be subject to federal income taxes on distributions made by a Fund whether received in cash or additional shares of the Fund. Distributions from a Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. Dividends paid by a Fund may also qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from most REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Funds’ corporate shareholders. Distributions from a Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.
Distributions declared by a Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.
Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for
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such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.
When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 28% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

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Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of Janus Capital as that term is defined by the 1940 Act.
Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, as supplemented, collectively, the two registered investment companies consist of 65 series or funds.
The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.
TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	65	Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	65	Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).
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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	65	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	65	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	65	Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).
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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	65	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	65	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	65	Independent Trustee, Henderson Global Funds (13 portfolios) (since 2015); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	65	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Adaptive Global Allocation Fund	6/15-Present	Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).
Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Henderson Adaptive Global Allocation Fund	6/15-Present	President, Head of Investments of Janus Capital (since 2016) and Portfolio Manager for other Janus Henderson accounts. Formerly, Chief Investment Officer Equities and Asset Allocation of Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.
Christopher H. Diaz 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Bond Fund	5/11-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Portfolio Manager at ING (2000-2011).
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
John Kerschner 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Analyst for Janus Capital.
John Lloyd 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Analyst for Janus Capital.
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund Executive Vice President and Co-Portfolio Manager Janus Henderson High-Yield Fund	2/14-Present 12/15-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Ryan Myerberg 151 Detroit Street Denver, CO 80206 DOB: 1979	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Bond Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Real Return Fund
Executive Vice President and Co-Portfolio Manager
Janus Henderson Flexible Bond Fund
Executive Vice President and Co-Portfolio Manager
	Janus Henderson Short-Term Bond Fund	10/13-Present 12/15-Present 12/15-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
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OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager
Janus Henderson Flexible Bond Fund
Executive Vice President and Co-Portfolio Manager
Janus Henderson Short-Term Bond Fund
Executive Vice President and Co-Portfolio Manager
Janus Henderson High-Yield Fund
Executive Vice President and Co-Portfolio Manager
Janus Henderson Value Plus Income Fund
Executive Vice President and Co-Portfolio Manager
	Janus Henderson Real Return Fund	5/07-Present 5/07-Present 7/08-Present 7/10-Present 10/12-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.
*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered
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the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.
Alan A. Brown:  Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013.
William D. Cvengros:  Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.
Raudline Etienne:  Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Advisor to a global strategy firm, and a Fund Independent Trustee since 2016.
William F. McCalpin:  Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.
Gary A. Poliner:  Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Fund Independent Trustee since 2016.
James T. Rothe:  Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.
William D. Stewart:  Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.
Linda S. Wolf:  Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.
General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus Henderson funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus Henderson funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus Henderson funds’ service providers, including the investment management agreements with Janus Capital and any applicable subadviser. The Trustees are also responsible for determining or changing each Janus Henderson fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Janus Henderson funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Janus Henderson funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Janus Henderson funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus Henderson funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus Henderson funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus
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Henderson fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Henderson funds in the complex.
Committees of the Board
The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Nominating and Governance Committee, and Pricing Committee. The table below shows the committee members as of the date of this SAI. The composition of certain committees was different throughout the fiscal year. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:
	Summary of Functions	Members * (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended June 30, 2016
Audit Committee	Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.	William D. Cvengros (Chair) Gary A. Poliner William D. Stewart	8
Brokerage Committee	Reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of portfolio transactions.	Alan A. Brown (Chair) James T. Rothe William D. Stewart	4
Investment Oversight Committee	Oversees the investment activities of the Trust’s funds and reviews various matters related to the operations of the Janus Henderson money market funds, including compliance with their Money Market Fund Procedures.	William F. McCalpin (Chair) Alan A. Brown William D. Cvengros(1) Raudline Etienne Gary A. Poliner James T. Rothe William D. Stewart Linda S. Wolf	5
Legal and Regulatory Committee	Oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, and oversees the implementation and administration of the Trust’s Proxy Voting Guidelines.	Linda S. Wolf (Chair) Alan A. Brown William F. McCalpin Gary A. Poliner	8
Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	James T. Rothe (Chair) William F. McCalpin Linda S. Wolf	6
Pricing Committee	Determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees and reviews other matters related to the pricing of securities.	William D. Stewart (Chair) Raudline Etienne James T. Rothe Linda S. Wolf	4

*	Raudline Etienne and Gary A. Poliner were elected as new Fund Trustees at a joint Special Meeting of Shareholders on June 14, 2016.
(1)	Mr. Cvengros serves as the Lead Trustee for money market matters.
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Board Oversight of Risk Management
Janus Capital, as part of its responsibilities for the day-to-day operations of the Janus Henderson funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus Henderson funds’ operations, oversees Janus Capital’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus Henderson funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Janus Henderson funds’ other service providers and from independent consultants hired by the Board.
Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with Janus Henderson fund transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus Henderson fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus Henderson funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Capital’s Chief Compliance Officer, discusses relevant risk issues that may impact the Janus Henderson funds and/or Janus Capital’s services to the funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus Henderson funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Janus Henderson funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of Janus Capital to provide services to the funds.
The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus Henderson funds’ risk management process.
Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.
As of December 31, 2015, the Trustees owned securities of the Funds described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Henderson Funds”).
Name of Trustee*	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees
William F. McCalpin	Janus Henderson Short-Term Bond Fund	$10,001-$50,000	Over $100,000(1)
	Janus Henderson Value Plus Income Fund	$10,001-$50,000
Alan A. Brown	None		Over $100,000
William D. Cvengros	None		Over $100,000
James T. Rothe	Janus Henderson Flexible Bond Fund	Over $100,000	Over $100,000(1)
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Name of Trustee*	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees (cont’d.)
William D. Stewart	Janus Henderson Flexible Bond Fund	$1-$10,000	Over $100,000
	Janus Henderson U.S. Core Fund	$10,001-$50,000
Linda S. Wolf	Janus Henderson Flexible Bond Fund	Over $100,000	Over $100,000(1)

*	Raudline Etienne and Gary A. Poliner were elected as new Fund Trustees at a joint Special Meeting of Shareholders on June 14, 2016.
(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.
The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus Henderson funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds’ Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.
To the best knowledge of the Trust, the following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Henderson Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Henderson Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”).
Name of Person, Position	Aggregate Compensation from the Funds for fiscal year ended June 30, 2016	Total Compensation from the Janus Henderson Funds for calendar year ended December 31, 2015(1)(2)
Independent Trustees
William F. McCalpin, Chairman and Trustee(3)(4)	$94,965	$382,000
Alan A. Brown, Trustee(4)	$68,137	$269,000
William D. Cvengros, Trustee(4)	$74,458	$272,000
Raudline Etienne, Trustee*	$58,465	$264,000
Gary A. Poliner, Trustee**	$32,087	N/A
James T. Rothe, Trustee(4)	$69,968	$279,000
William D. Stewart, Trustee(4)	$70,737	$267,000
Linda S. Wolf, Trustee(4)	$68,137	$282,000

*	Raudline Etienne served as independent consultant to the Trustees during the period June 2, 2014 to June 13, 2016. Ms. Etienne received Total Compensation from the Janus Henderson Funds in the amount reflected above during the calendar year ended December 31, 2015 for serving as an independent consultant to the Trustees. The Aggregate Compensation reflected above is for the period July 1, 2015 to June 30, 2016. Ms. Etienne was elected as a Fund Trustee on June 14, 2016.
**	Gary A. Poliner served as independent consultant to the Trustees during the period January 1, 2016 to June 13, 2016, and therefore received no compensation from the Janus Henderson Funds prior to January 1, 2016. The Aggregate Compensation reflected above is for the period January 1, 2016 to June 30, 2016. Mr. Poliner was elected as a Fund Trustee on June 14, 2016.
(1)	For all Trustees, includes compensation for service on the boards of two Janus Capital trusts comprised of 58 portfolios.
(2)	Total Compensation received from the Janus Henderson Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $38,200 and James T. Rothe $279,000.
(3)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as chair of, or as Lead Trustee for, one or more committees of the Board of Trustees during certain periods.

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Janus Investment Personnel
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2016. For any co-managed Fund or account, the assets reflect total Fund assets. If applicable, accounts included under Other Registered Investment Companies may include subadvised accounts and non-U.S. registered investment companies. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ashwin Alankar	Number of Other Accounts Managed	3	None	3
	Assets in Other Accounts Managed	$ 21,544,022	None	$ 23,159,564
Enrique Chang	Number of Other Accounts Managed	3	None	1
	Assets in Other Accounts Managed	$ 21,544,022	None	$ 20,108,492
Christopher H. Diaz	Number of Other Accounts Managed	9 (1)	None	None
	Assets in Other Accounts Managed	$ 1,545,843,433	None	None
Michael Keough(2)	Number of Other Accounts Managed	6 (3)	1	22
	Assets in Other Accounts Managed	$ 6,712,584,394	$376,819,409	$2,081,765,509
John Kerschner	Number of Other Accounts Managed	None	None	None
	Assets in Other Accounts Managed	None	None	None
John Lloyd	Number of Other Accounts Managed	None	None	None
	Assets in Other Accounts Managed	None	None	None
Seth Meyer(4)	Number of Other Accounts Managed	1	None	1
	Assets in Other Accounts Managed	$ 642,685,870	None	$ 188,585,408
Ryan Myerberg(5)	Number of Other Accounts Managed	9 (1)	None	None
	Assets in Other Accounts Managed	$ 1,545,843,433	None	None
Mayur Saigal(6)	Number of Other Accounts Managed	14 (3)	1	28
	Assets in Other Accounts Managed	$25,139,080,639	$376,819,409	$3,226,710,410
Darrell Watters(7)	Number of Other Accounts Managed	15 (3)	1	29
	Assets in Other Accounts Managed	$25,781,766,509	$376,819,409	$3,415,295,818

(1)	Two of the accounts included in the total, consisting of $336,952,874 of the total assets in the category, have performance-based advisory fees.
(2)	Effective December 31, 2015, Co-Portfolio Manager Michael Keough assumed shared responsibility for the day-to-day management of Janus Henderson Flexible Bond Fund.
(3)	One of the accounts included in the total, consisting of $2,444,857,383 of the total assets in the category, has a performance-based advisory fee.
(4)	Effective December 31, 2015, Co-Portfolio Manager Seth Meyer assumed shared responsibility for the day-to-day management of Janus Henderson High-Yield Fund.
(5)	Effective December 31, 2015, Co-Portfolio Manager Ryan Myerberg assumed shared responsibility for the day-to-day management of Janus Henderson Global Bond Fund.
(6)	Effective December 31, 2015, Co-Portfolio Manager Mayur Saigal assumed shared responsibility for the day-to-day management of Janus Henderson Balanced Fund, Janus Henderson Flexible Bond Fund and Janus Henderson Short-Term Bond Fund.
(7)	Effective December 31, 2015, Co-Portfolio Manager Darrell Watters assumed shared responsibility for the day-to-day management of Janus Henderson Balanced Fund.
Material Conflicts
As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other Janus Henderson funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Fund or may have a performance-based management fee. As such, fees earned by Janus Capital may vary among these accounts. Janus Capital or an affiliate may also provide seed capital to one or more of these accounts. In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Under certain circumstances, a portfolio manager (or portfolio manager’s family members) may own the same securities as those held in a Fund’s portfolio. Certain portfolio managers may also have roles as research analysts for one or more Janus Henderson funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need
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to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital and the Subadvisers.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by a portfolio manager (or portfolio manager’s family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Ethics Rules.
Janus Capital is the adviser to the Funds and the Janus Capital “funds of funds,” which are funds that invest primarily in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Capital “funds of funds” and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Capital “fund of funds” among such Funds. For example, the Janus Capital “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing Janus Capital the opportunity to recoup expenses it previously waived or reimbursed for a Fund, or to reduce the amount of seed capital investment needed by Janus Capital for the Janus Henderson funds. In addition, the Janus Capital “funds of funds” portfolio managers, Enrique Chang, who also serves as President, Head of Investments of Janus Capital, and oversees equity and fundamental fixed-income trading, and Ashwin Alankar, who also serves as Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital, each have regular and continuous access to information regarding the holdings and trade details of the Funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the Funds. Mr. Chang and Mr. Alankar may also be subject to conflicts of interest in allocating Janus Henderson Adaptive Global Allocation Fund’s assets among the Janus Capital “funds of funds” since they serve as portfolio managers of the Fund and the Janus Capital “funds of funds.”
Compensation Information
The following describes the structure and method of calculating a portfolio manager’s compensation as of June 30, 2016.
The portfolio managers and co-portfolio managers (if applicable) (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and consist of a mixture of JHG restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus Henderson mutual fund investments selected by the portfolio manager.
A portfolio manager’s variable compensation is discretionary and is determined by Janus Capital management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Capital’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.
Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.
Certain portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.
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INTECH Investment Personnel
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the investment personnel as of June 30, 2016. For any co-managed Fund or account, the assets reflect total Fund assets. If applicable, accounts included under Other Registered Investment Companies may include subadvised accounts and non-U.S. registered investment companies. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.
		Other Registered Investment Companies	Other Pooled Investment Vehicles(1)	Other Accounts(2)
Adrian Banner	Number of Other Accounts Managed	10	33	149
	Assets in Other Accounts Managed	$3,118,645,427	$6,895,118,145	$37,718,768,018
Vassilios Papathanakos	Number of Other Accounts Managed	10	33	149
	Assets in Other Accounts Managed	$3,118,645,427	$6,895,118,145	$37,718,768,018
Joseph W. Runnels	Number of Other Accounts Managed	10	33	149
	Assets in Other Accounts Managed	$3,118,645,427	$6,895,118,145	$37,718,768,018
Phillip Whitman	Number of Other Accounts Managed	10	33	149
	Assets in Other Accounts Managed	$3,118,645,427	$6,895,118,145	$37,718,768,018

(1)	Five of the accounts included in the total, consisting of $2,709,598,321 of the total assets in the category, have performance-based advisory fees.
(2)	Forty-three of the accounts included in the total, consisting of $16,282,642,053 of the total assets in the category, have performance-based advisory fees.
Material Conflicts
As shown in the table above, the INTECH Funds’ investment personnel may manage other accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts. Janus Capital or an affiliate may provide seed capital to one or more of these accounts. In addition, the investment personnel may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on the investment personnel’s compensation than others. Under certain circumstances, the investment personnel (or investment personnel’s family members) may own the same securities as those held in a Fund’s portfolio. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if the investment personnel identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, INTECH believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under “Additional Information About Janus Capital and the Subadvisers.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by the investment personnel (or investment personnel’s family members) of the same securities held in a Fund may be mitigated by the investment personnel’s compliance with Janus Capital’s personal trading policy within the Ethics Rules.
Compensation Information
The compensation structure of the investment personnel is determined by INTECH. The following describes the structure and method of calculating the investment personnel’s compensation as of June 30, 2016.
For managing the Funds and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, which is not based on performance or assets of the Funds or other accounts. The investment personnel are also eligible for variable compensation as determined by INTECH management, which is not based on performance or assets of the Funds or other accounts; rather, it is based on overall corporate performance and individual contribution. Variable compensation is paid in the form of cash and long-term incentive awards (which are subject to a vesting schedule and potentially consist of INTECH ownership interests and/or a cash-deferred award that is credited with
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income, gains, and losses based on the performance of mutual fund investments selected by the investment personnel). INTECH’s variable compensation pool is funded each year based on INTECH’s pre-incentive operating income.
The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH. Compensation (both fixed and variable) is determined on a pre-tax basis.
The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.
Perkins Investment Personnel
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2016. For any co-managed Fund or account, the assets reflect total Fund assets. If applicable, accounts included under Other Registered Investment Companies may include subadvised accounts and non-U.S. registered investment companies. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Alec Perkins	Number of Other Accounts Managed	1	1	2
	Assets in Other Accounts Managed	$178,745,975	$11,493,287	$ 47,180,091
Robert H. Perkins	Number of Other Accounts Managed	1	None	99
	Assets in Other Accounts Managed	$ 77,157,785	None	$236,949,992
Thomas M. Perkins	Number of Other Accounts Managed	3 (1)	1	5
	Assets in Other Accounts Managed	$342,743,075	$11,493,287	$ 68,134,689
Kevin Preloger	Number of Other Accounts Managed	2 (1)	None	7
	Assets in Other Accounts Managed	$163,997,100	None	$ 27,446,359
Tom Reynolds	Number of Other Accounts Managed	1	None	None
	Assets in Other Accounts Managed	$ 77,157,785	None	None
Theodore M. Thome	Number of Other Accounts Managed	None	None	None
	Assets in Other Accounts Managed	None	None	None
Justin Tugman	Number of Other Accounts Managed	2 (1)	None	4
	Assets in Other Accounts Managed	$181,898,253	None	$ 67,851,721

(1)	One of the accounts included in the total, consisting of $104,740,468 of the total assets in the category, has a performance-based advisory fee.
Material Conflicts
As shown in the table above, the Value Funds’ portfolio managers may manage other funds and accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts. Janus Capital or an affiliate may provide seed capital to one or more of these accounts. In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on the portfolio managers’ compensation than others. Under certain circumstances, a portfolio manager (or portfolio manager’s family members) may own the same securities as those held in a Fund’s portfolio. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Information regarding Perkins’ trade allocation procedures is described under “Additional Information About Janus Capital and the Subadvisers.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by a portfolio manager (or portfolio manager’s family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Ethics Rules.
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Compensation Information
The following describes the structure and method of calculating a portfolio manager’s compensation as of June 30, 2016.
The portfolio managers and co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation: Fixed compensation is paid in cash and is comprised primarily of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).
Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and are generally granted in the form of a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus Henderson mutual fund investments selected by the portfolio manager. The portfolio managers, as part owners of Perkins, also receive compensation by virtue of their ownership interest in Perkins. The overall Perkins’ variable compensation pool is determined by JHG management.
From the overall Perkins’ variable compensation pool described above, variable compensation is paid to a portfolio manager at the discretion of Perkins’ management based primarily on the Managed Funds’ performance, with additional discretionary compensation opportunities based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; (iv) client relationships; and (v) if applicable, CIO duties. The size of the variable compensation pool fluctuates depending on both the revenue derived from firm-wide managed assets and the investment performance of such firm-wide managed assets.
Certain portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.
Ownership of Securities
As of June 30, 2016, the portfolio managers and/or investment personnel of the Funds described in this SAI beneficially owned securities of the Fund(s) they manage in the dollar range shown in the following table. The last column of the table also reflects each individual’s aggregate beneficial ownership of all mutual funds advised by Janus Capital within the Janus Henderson family of funds (collectively, the “Janus Henderson Funds”).
Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed		Aggregate Dollar Range of Equity Securities in Janus Henderson Funds
Janus Capital
Ashwin Alankar	Janus Henderson Adaptive Global Allocation Fund	$50,001-$100,000	$100,001-$500,000
Enrique Chang	Janus Henderson Adaptive Global Allocation Fund	Over $1,000,000	Over $1,000,000
Christopher H. Diaz	Janus Henderson Global Bond Fund	$100,001-$500,000	Over $1,000,000
Michael Keough	Janus Henderson Flexible Bond Fund	$50,001-$100,000	$500,001-$1,000,000
John Kerschner	Janus Henderson Multi-Sector Income Fund	$100,001-$500,000	$500,001-$1,000,000
John Lloyd	Janus Henderson Multi-Sector Income Fund	$500,001-$1,000,000	Over $1,000,000
Seth Meyer	Janus Henderson High-Yield Fund	$100,001-$500,000	Over $1,000,000
	Janus Henderson Multi-Sector Income Fund	$100,001-$500,000
Ryan Myerberg	Janus Henderson Global Bond Fund	$50,001-$100,000	$100,001-$500,000
Mayur Saigal	Janus Henderson Flexible Bond Fund	None	$500,001-$1,000,000
	Janus Henderson Real Return Fund	$100,001-$500,000
	Janus Henderson Short-Term Bond Fund	$500,001-$1,000,000
Darrell Watters	Janus Henderson Flexible Bond Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson High-Yield Fund	$100,001-$500,000
	Janus Henderson Real Return Fund	$100,001-$500,000
	Janus Henderson Short-Term Bond Fund	$100,001-$500,000
	Janus Henderson Value Plus Income Fund	None
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Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed		Aggregate Dollar Range of Equity Securities in Janus Henderson Funds
INTECH
Adrian Banner	Janus Henderson Emerging Markets Managed Volatility Fund	$1-$10,000	Over $1,000,000
	Janus Henderson Global Income Managed Volatility Fund	$1-$10,000
	Janus Henderson International Managed Volatility Fund	$100,001-$500,000
	Janus Henderson U.S. Core Fund	$500,001-$1,000,000
	Janus Henderson U.S. Managed Volatility Fund	$10,001-$50,000
Vassilios Papathanakos	Janus Henderson Emerging Markets Managed Volatility Fund	$50,001-$100,000	Over $1,000,000
	Janus Henderson Global Income Managed Volatility Fund	None
	Janus Henderson International Managed Volatility Fund	$100,001-$500,000
	Janus Henderson U.S. Core Fund	$100,001-$500,000
	Janus Henderson U.S. Managed Volatility Fund	$100,001-$500,000
Joseph W. Runnels	Janus Henderson Emerging Markets Managed Volatility Fund	None	$100,001-$500,000
	Janus Henderson Global Income Managed Volatility Fund	None
	Janus Henderson International Managed Volatility Fund	None
	Janus Henderson U.S. Core Fund	None
	Janus Henderson U.S. Managed Volatility Fund	$100,001-$500,000
Phillip Whitman	Janus Henderson Emerging Markets Managed Volatility Fund	None	$100,001-$500,000
	Janus Henderson Global Income Managed Volatility Fund	None
	Janus Henderson International Managed Volatility Fund	None
	Janus Henderson U.S. Core Fund	None
	Janus Henderson U.S. Managed Volatility Fund	$1-$10,000
Perkins
Alec Perkins	Janus Henderson Select Value Fund	$500,001-$1,000,000	Over $1,000,000
Robert H. Perkins	Janus Henderson Select Value Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Small Cap Value Fund	Over $1,000,000
Thomas M. Perkins	Janus Henderson Large Cap Value Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Mid Cap Value Fund	Over $1,000,000
Kevin Preloger	Janus Henderson Large Cap Value Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Mid Cap Value Fund	Over $1,000,000
Tom Reynolds	Janus Henderson Small Cap Value Fund	$100,001-$500,000	Over $1,000,000
Theodore M. Thome	Janus Henderson Value Plus Income Fund	Over $1,000,000	Over $1,000,000
Justin Tugman	Janus Henderson Mid Cap Value Fund	$500,001-$1,000,000	Over $1,000,000
	Janus Henderson Small Cap Value Fund	Over $1,000,000

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Principal shareholders

As of September 30, 2016, the officers and Trustees as a group owned approximately 3.5% of Class D Shares of Janus Henderson Multi-Sector Income Fund, 3.8% of Class T Shares of Janus Henderson Multi-Sector Income Fund, 3.6% of Class D Shares of Janus Henderson Real Return Fund, 8.1% of Class T Shares of Janus Henderson Real Return Fund, 1.1% of Class D Shares of Janus Henderson Adaptive Global Allocation Fund, 2.0% of Class D Shares of Janus Henderson Emerging Markets Managed Volatility Fund, 6.3% of Class D Shares of Janus Henderson International Managed Volatility Fund, 1.9% of Class N Shares of Janus Henderson U.S. Core Fund, 14.6% of Class D Shares of Janus Henderson Large Cap Value Fund, 10.3% of Class I Shares of Janus Henderson Large Cap Value Fund, 3.1% of Class D Shares of Janus Henderson Select Value Fund, 73.8% of Class I Shares of Janus Henderson Select Value Fund, 6.3% of Class D Shares of Janus Henderson Value Plus Income Fund, 5.7% of Class I Shares of Janus Henderson Value Plus Income Fund, and less than 1% of the outstanding Shares of any other class of each of the other Funds in this SAI. In addition, an investment by Janus Capital’s funds of funds may comprise a significant percentage of a share class or a Fund. As of September 30, 2016, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Funds is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. In addition, a large redemption by a controlling shareholder could significantly reduce the asset size of a Fund, which may adversely affect the Fund’s investment flexibility, portfolio diversification, and expense ratio.
To the best knowledge of the Trust, as of September 30, 2016, no other person or entity owned beneficially 5% or more (or beneficially owned more than 25%) of the outstanding Shares of any class of the Funds, except as shown. As of September 30, 2016, Robert Perkins, co-portfolio manager of Janus Henderson Select Value Fund, is deemed to control the Fund by virtue of owning more than 25% of the outstanding Shares of the Fund. To the extent that Janus Capital, an affiliate, or an individual, such as a Fund’s portfolio manager(s), owns a significant portion of the Shares of any class of a Fund or a Fund as a whole, the redemption of those Shares may have an adverse effect on the Fund, a share class, and/or its shareholders. Janus Capital may consider the effect of redemptions on such Fund and the Fund’s other shareholders in deciding whether to redeem its Shares. In certain circumstances, Janus Capital’s or JHG’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, entities other than Janus Capital shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.
Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Flexible Bond Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	38.28%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	23.00%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	16.18%
	Pershing LLC Jersey City, NJ	7.20%
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Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Bond Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	68.21%
	Morgan Stanley & Co Jersey City, NJ	8.16%
	Charles Schwab & Co Inc. Special Custody Account FBO Institutional Client Accounts San Francisco, CA	6.24%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.02%
Janus Henderson High-Yield Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	43.45%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	12.39%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	10.46%
	Morgan Stanley & Co Jersey City, NJ	6.16%
	Pershing LLC Jersey City, NJ	5.71%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	5.35%
Janus Henderson Multi-Sector Income Fund Class A Shares	Janus Capital Group Inc. Denver, CO	65.96%*
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	16.33%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	12.26%
Janus Henderson Real Return Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	39.90%
	Janus Capital Group Inc. Denver, CO	32.97%*
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	23.62%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.
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Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Short-Term Bond Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	33.15%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	11.78%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	9.65%
	Pershing LLC Jersey City, NJ	9.10%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	8.44%
	LPL Financial Omnibus Customer Account San Diego, CA	5.93%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	5.66%
Janus Henderson Adaptive Global Allocation Fund Class A Shares	Janus Capital Group Inc. Denver, CO	83.25%*
	Pershing LLC Jersey City, NJ	16.75%
Janus Henderson Emerging Markets Managed Volatility Fund Class A Shares	Janus Capital Group Inc. Denver, CO	100%*
Janus Henderson Global Income Managed Volatility Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	48.61%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	34.50%
	Pershing LLC Jersey City, NJ	9.09%
Janus Henderson International Managed Volatility Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	77.32%
	Pershing LLC Jersey City, NJ	13.49%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.
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Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson U.S. Core Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	39.99%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	20.11%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	11.74%
	Pershing LLC Jersey City, NJ	5.33%
Janus Henderson U.S. Managed Volatility Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	47.65%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	26.98%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.22%
Janus Henderson Large Cap Value Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	25.78%
	Pershing LLC Jersey City, NJ	21.43%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	14.23%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	14.13%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	9.46%
Janus Henderson Mid Cap Value Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	21.25%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	18.93%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	17.60%
	Pershing LLC Jersey City, NJ	8.91%
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Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Select Value Fund Class A Shares	Matrix Trust Company As Cust FBO CH Lumber Co Inc. 401K Phoenix, AZ	57.23%
	Pershing LLC Jersey City, NJ	13.30%
	LPL Financial A/C 1000-0005 San Diego, CA	12.43%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	8.93%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	8.11%
Janus Henderson Small Cap Value Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	23.28%
	Pershing LLC Jersey City, NJ	20.26%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	15.52%
	Fifth Third Bank Ttee Various FASCore LLC Recordkept Plan c/o FASCore LLC Greenwood Village, CO	5.12%
Janus Henderson Value Plus Income Fund Class A Shares	Janus Capital Group Inc. Denver, CO	85.86%*
Janus Henderson Flexible Bond Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	21.78%
	Morgan Stanley & Co Jersey City, NJ	17.44%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	14.07%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	11.95%
	Pershing LLC Jersey City, NJ	6.65%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	5.31%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.27%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.
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Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Bond Fund Class C Shares	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	17.48%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	17.14%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	17.07%
	Morgan Stanley & Co Jersey City, NJ	11.74%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	10.56%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.73%
	LPL Financial Omnibus Customer Account San Diego, CA	5.87%
Janus Henderson High-Yield Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	32.11%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	14.35%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	11.73%
	Pershing LLC Jersey City, NJ	9.70%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	8.12%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	6.48%
Janus Henderson Multi-Sector Income Fund Class C Shares	Janus Capital Group Inc. Denver, CO	35.24%*
	Pershing LLC Jersey City, NJ	25.59%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	21.15%
	LPL Financial Omnibus Customer Account San Diego, CA	8.94%
Janus Henderson Real Return Fund Class C Shares	Janus Capital Group Inc. Denver, CO	58.58%*
	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	24.00%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.
113

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Short-Term Bond Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	20.34%
	Morgan Stanley & Co Jersey City, NJ	19.91%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	12.92%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	10.28%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.39%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.85%
Janus Henderson Adaptive Global Allocation Fund Class C Shares	Janus Capital Group Inc. Denver, CO	98.15%*
Janus Henderson Emerging Markets Managed Volatility Fund Class C Shares	Janus Capital Group Inc. Denver, CO	100%*
Janus Henderson Global Income Managed Volatility Fund Class C Shares	Pershing LLC Jersey City, NJ	25.28%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	20.39%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	17.71%
	LPL Financial Omnibus Customer Account San Diego, CA	13.96%
Janus Henderson International Managed Volatility Fund Class C Shares	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	25.90%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	20.76%
	Pershing LLC Jersey City, NJ	12.41%
	Morgan Stanley & Co Jersey City, NJ	9.11%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	8.91%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.34%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.
114

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson U.S. Core Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	32.40%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	29.79%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	15.54%
	Pershing LLC Jersey City, NJ	7.30%
	Morgan Stanley & Co Jersey City, NJ	6.48%
Janus Henderson U.S. Managed Volatility Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	20.42%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	15.42%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	14.61%
	LPL Financial Omnibus Customer Account San Diego, CA	14.09%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	8.43%
	Morgan Stanley & Co Jersey City, NJ	7.31%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	6.25%
Janus Henderson Large Cap Value Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	30.63%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	19.10%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	17.84%
	LPL Financial Omnibus Customer Account San Diego, CA	13.93%
	Pershing LLC Jersey City, NJ	6.88%
115

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Mid Cap Value Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	18.14%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	13.16%
	Morgan Stanley & Co Jersey City, NJ	12.85%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	9.85%
	Pershing LLC Jersey City, NJ	7.76%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.68%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	5.77%
Janus Henderson Select Value Fund Class C Shares	LPL Financial Omnibus Customer Account San Diego, CA	43.27%
	Pershing LLC Jersey City, NJ	27.34%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	22.47%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	6.92%
Janus Henderson Small Cap Value Fund Class C Shares	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	17.64%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	12.05%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	12.00%
	Pershing LLC Jersey City, NJ	11.41%
	Morgan Stanley & Co Jersey City, NJ	10.20%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	8.68%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	7.28%
116

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Value Plus Income Fund Class C Shares	Janus Capital Group Inc. Denver, CO	75.04%*
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	9.96%
Janus Henderson Multi-Sector Income Fund Class D Shares	Janus Capital Group Inc. Denver, CO	13.40%*
Janus Henderson Adaptive Global Allocation Fund Class D Shares	Janus Capital Group Inc. Denver, CO	81.28%*
Janus Henderson Emerging Markets Managed Volatility Fund Class D Shares	Janus Capital Group Inc. Denver, CO	23.81%*
Janus Henderson International Managed Volatility Fund Class D Shares	MSD & SD JT WROS Burr Ridge, IL	8.32%
	Vassilios Papathanakos West Palm Beach, FL	6.29%
Janus Henderson Large Cap Value Fund Class D Shares	Thomas M. Perkins & JSP TR Perkins Rev Trust U/A 10/02/1991 Chicago, IL	11.50%
Janus Henderson Value Plus Income Fund Class D Shares	Theodore M. Thome TR Trust Agreement of Theodore Matthew Thome U/A 02/19/2008 Chicago, IL	5.07%
Janus Henderson Flexible Bond Fund Class I Shares	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	33.32%
	Edward D Jones & Co For the Benefit of Customers St. Louis, MO	18.86%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	9.84%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.03%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	6.15%
	Morgan Stanley & Co Jersey City, NJ	5.28%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.
117

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Bond Fund Class I Shares	Morgan Stanley & Co Jersey City, NJ	25.62%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	24.38%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	20.82%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	9.91%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	9.76%
	Pershing LLC Jersey City, NJ	5.57%
Janus Henderson High-Yield Fund Class I Shares	JP Morgan Securities LLC Omnibus Account For Exclusive Benefit of Customers Brooklyn, NY	12.20%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	9.82%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	8.73%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.04%
	Morgan Stanley & Co Jersey City, NJ	6.33%
	Capinco c/o US Bank NA Milwaukee, WI	5.57%
Janus Henderson Multi-Sector Income Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	63.55%
	Janus Capital Group Inc. Denver, CO	21.11%*
	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	14.98%
Janus Henderson Real Return Fund Class I Shares	Janus Capital Group Inc. Denver, CO	63.43%*
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	24.05%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	11.39%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.
118

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Short-Term Bond Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	23.15%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	22.50%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	11.97%
	Morgan Stanley & Co Jersey City, NJ	9.29%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	8.02%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	5.29%
Janus Henderson Adaptive Global Allocation Fund Class I Shares	Janus Capital Group Inc. Denver, CO	99.53%*
Janus Henderson Emerging Markets Managed Volatility Fund Class I Shares	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	87.08%
	Janus Capital Group Inc. Denver, CO	12.12%*
Janus Henderson Global Income Managed Volatility Fund Class I Shares	Morgan Stanley & Co Jersey City, NJ	25.90%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	25.89%
	Pershing LLC Jersey City, NJ	14.19%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	11.79%
	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	5.83%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	5.50%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.
119

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson International Managed Volatility Fund Class I Shares	Janus Global Allocation Fund – Growth INTECH International Mgd Volatility Denver, CO	31.00%
	Janus Global Allocation Fund – Moderate INTECH International Mgd Volatility Denver, CO	26.77%
	Janus Global Allocation Fund – Conservative INTECH International Mgd Volatility Denver, CO	14.84%
	Morgan Stanley & Co Jersey City, NJ	6.94%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	5.10%
Janus Henderson U.S. Core Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	48.78%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	19.42%
	PIMS/Prudential Ret Plan Nominee Trustee Custodian Irving, TX	10.24%
Janus Henderson U.S. Managed Volatility Fund Class I Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	20.87%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	16.52%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	14.82%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	13.90%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	7.96%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.83%
Janus Henderson Large Cap Value Fund Class I Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	87.72%
120

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Mid Cap Value Fund Class I Shares	Edward D Jones & Co For the Benefit of Customers St. Louis, MO	60.30%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	8.30%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.41%
Janus Henderson Select Value Fund Class I Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	98.43%**
Janus Henderson Small Cap Value Fund Class I Shares	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	50.55%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	8.77%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.89%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	5.64%
Janus Henderson Value Plus Income Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	35.32%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	31.97%
	Morgan Stanley & Co Jersey City, NJ	24.15%
Janus Henderson Flexible Bond Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	33.89%
	JPMorgan Chase Bank NA As Custodian FBO P XXXXX Brooklyn, NY	8.55%
	Wells Fargo Bank NA Trustee City of Tallahassee Matched Annuity c/o FASCore LLC Greenwood Village, CO	6.63%
	Voya Retirement Insurance and Annuity Company Windsor, CT	6.30%
	Charles Schwab & Co Inc. Special Custody A/C FBO Customers San Francisco, CA	5.56%
**	Shares are held of record on behalf of customers. With respect to Charles Schwab & Co. Inc., 73.0% represents outstanding Class I Shares held beneficially by Robert Perkins (including his family), Perkins Investment Management LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606. Mr. Perkins (including his family) beneficially owns 60.8% of the outstanding Shares of the Fund.
121

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Bond Fund Class N Shares	Janus Global Allocation Fund – Conservative Global Bond Omnibus Account Denver, CO	48.52%
	Janus Global Allocation Fund – Moderate Global Bond Omnibus Account Denver, CO	33.74%
	Janus Global Allocation Fund – Growth Global Bond Omnibus Account Denver, CO	15.84%
Janus Henderson High-Yield Fund Class N Shares	Sentry Life Insurance Co Group Stevens Point, WI	50.03%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	22.05%
	Great West Life & Annuity FBO Variable Annuity 5 Greenwood Village, CO	11.15%
	Great-West Trust Company LLC Ttee Employee Benefits Clients 401K Greenwood Village, CO	6.45%
Janus Henderson Multi-Sector Income Fund Class N Shares	Janus Capital Group Inc. Denver, CO	68.63%*
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	31.37%
Janus Henderson Short-Term Bond Fund Class N Shares	Janus Global Allocation Fund – Conservative Short Term Bond Omnibus Account Denver, CO	47.93%
	Janus Global Allocation Fund – Moderate Short Term Bond Omnibus Account Denver, CO	31.48%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	14.69%
Janus Henderson Adaptive Global Allocation Fund Class N Shares	Janus Global Allocation Fund – Moderate Adaptive Global Allocation Omnibus Denver, CO	28.00%
	Janus Global Allocation Fund – Conservative Adaptive Global Allocation Omnibus Denver, CO	26.40%
	Janus Global Allocation Fund – Growth Adaptive Global Allocation Omnibus Denver, CO	25.25%
	Janus Capital Group Inc. Denver, CO	18.68%*
Janus Henderson U.S. Core Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	96.09%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.
122

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson U.S. Managed Volatility Fund Class N Shares	Janus Global Allocation Fund – Growth INTECH U.S. Managed Volatility Denver, CO	33.89%
	Janus Global Allocation Fund – Moderate INTECH U.S. Managed Volatility Denver, CO	33.38%
	Janus Global Allocation Fund – Conservative INTECH U.S. Managed Volatility Denver, CO	24.74%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.92%
Janus Henderson Large Cap Value Fund Class N Shares	Janus Global Allocation Fund – Moderate Perkins Large Cap Value Omnibus Denver, CO	34.93%
	Janus Global Allocation Fund – Growth Perkins Large Cap Value Omnibus Denver, CO	33.37%
	Janus Global Allocation Fund – Conservative Perkins Large Cap Value Omnibus Denver, CO	26.59%
Janus Henderson Mid Cap Value Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	41.04%
	Minnesota Life Insurance Company St. Paul, MN	37.34%
	Janus Global Allocation Fund – Growth Perkins Mid Cap Value Omnibus Acct Denver, CO	7.02%
Janus Henderson Small Cap Value Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	59.86%
	Wells Fargo Bank FBO Various Retirement Plans 9888888836 Charlotte, NC	8.30%
	SEI Private Trust Company c/o Wood Trust Bank ID 485 TPA Oaks, PA	6.93%
Janus Henderson Flexible Bond Fund Class R Shares	Merrill Lynch Jacksonville, FL	27.71%
	Voya Institutional Trust Company Windsor, CT	17.57%
	Taynik & Co c/o Investors Bank & Trust Boston, MA	13.27%
	Sammons Financial Network LLC West Des Moines, IA	6.15%
123

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson High-Yield Fund Class R Shares	Merrill Lynch Jacksonville, FL	29.23%
	HY & Company Inc. Ttee HY & Company Inc. 401K c/o FASCore LLC Greenwood Village, CO	16.25%
	MG Trust Company Cust FBO Creative Times, Inc. 401(K) Plan Denver, CO	10.49%
Janus Henderson Mid Cap Value Fund Class R Shares	Sammons Financial Network LLC West Des Moines, IA	15.28%
	Hartford Life Insurance Co Separate Account DC IV Hartford, CT	13.70%
	Merrill Lynch Jacksonville, FL	8.49%
	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	8.30%
Janus Henderson Small Cap Value Fund Class R Shares	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	19.40%
	PIMS/Prudential Retirement As Nominee for the Ttee/Cust PL XXX Melaleuca, Inc. 401(K) Savings Idaho Falls, ID	12.50%
	Sammons Financial Network LLC West Des Moines, IA	11.83%
	Merrill Lynch Jacksonville, FL	10.63%
Janus Henderson Flexible Bond Fund Class S Shares	Saxon & Co FBO 91 Vested Interest Omnibus Asset A/C #20-01-302-9912426 Philadelphia, PA	15.66%
	Great-West Trust Company LLC Ttee Employee Benefits Clients 401K Greenwood Village, CO	6.06%
	Nationwide Trust Co Trust FSB Columbus, OH	5.47%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	5.44%
Janus Henderson Global Bond Fund Class S Shares	Janus Capital Group Inc. Denver, CO	57.97%*
	Ascensus Trust Company FBO Automation Engineering Retirement S XXXXXX Fargo, ND	30.98%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	9.87%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.
124

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson High-Yield Fund Class S Shares	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	18.29%
	FIIOC FBO Pyromation Inc. Covington, KY	16.65%
	LPL Financial Omnibus Customer Account San Diego, CA	13.37%
	FIIOC FBO Hobbs Inc. 401K Profit Sharing Plan Covington, KY	8.64%
	Wells Fargo Bank FBO Various Retirement Plans 9888888836 NC-1151 Charlotte, NC	6.38%
	LM & MW Ttee LCM & MW Ins 4 c/o FASCore LLC Greenwood Village, CO	5.59%
	First Clearing LLC A/C XXXX-XXXX FGN & MN JT TEN Vernon, CT	5.40%
	Pershing LLC Jersey City, NJ	5.40%
Janus Henderson Multi-Sector Income Fund Class S Shares	Janus Capital Group Inc. Denver, CO	96.72%*
Janus Henderson Real Return Fund Class S Shares	Janus Capital Group Inc. Denver, CO	96.12%*
Janus Henderson Short-Term Bond Fund Class S Shares	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	57.43%
	Ascensus Trust Company FBO Kirst Construction 401K Plan XXXXX Fargo, ND	18.31%
	FIIOC FBO Nor-Cal Controls Inc. Savings and Retirement Plan Covington, KY	5.05%
Janus Henderson Adaptive Global Allocation Fund Class S Shares	Janus Capital Group Inc. Denver, CO	99.43%*
Janus Henderson Emerging Markets Managed Volatility Fund Class S Shares	Janus Capital Group Inc. Denver, CO	100%*
Janus Henderson Global Income Managed Volatility Fund Class S Shares	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	54.74%
	Janus Capital Group Inc. Denver, CO	45.26%*
Janus Henderson International Managed Volatility Fund Class S Shares	FIIOC FBO Spellman 401(K) Savings Plan Covington, KY	93.07%
	Janus Capital Group Inc. Denver, CO	6.93%*
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.
125

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson U.S. Core Fund Class S Shares	UMB Bank NA FBO Fiduciary for Tax Deferred Accounts Topeka, KS	57.63%
	Security Benefit Life Insurance Co FBO SBL Variable Annuity Acct XIV Topeka, KS	9.74%
	UMB Bank NA FBO Fiduciary for Tax Deferred Accounts Topeka, KS	8.92%
Janus Henderson U.S. Managed Volatility Fund Class S Shares	American United Life Ins Co Group Retirement Annuity Indianapolis, IN	34.09%
	Charles Schwab & Co Inc. Special Custody Account FBO Institutional Client Accounts San Francisco, CA	22.65%
	Nationwide Trust Company FSB Columbus, OH	11.97%
	Pershing LLC Jersey City, NJ	10.97%
	American United Life Ins Co Unit Investment Trust Indianapolis, IN	7.11%
Janus Henderson Large Cap Value Fund Class S Shares	Janus Capital Group Inc. Denver, CO	100%*
Janus Henderson Mid Cap Value Fund Class S Shares	Great-West Trust Company LLC Ttee FBO Great West IRA Advantage c/o FASCore LLC Greenwood Village, CO	28.32%
	Massachusetts Mutual Life Insurance Company Springfield, MA	11.24%
	UMB Bank NA FBO Fiduciary for Tax Deferred Acct Topeka, KS	7.21%
	Great-West Trust Company LLC Ttee Employee Benefits Clients 401K Greenwood Village, CO	7.01%
	Great West Life & Annuity Greenwood Village, CO	5.68%
Janus Henderson Select Value Fund Class S Shares	Janus Capital Group Inc. Denver, CO	78.06%*
	Pershing LLC Jersey City, NJ	21.94%
Janus Henderson Small Cap Value Fund Class S Shares	VRSCO FBO AIGFSB Custodian Trustee FBO State Univ System of Florida 403B Houston, TX	37.17%
	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	15.17%
	National Financial Svcs Corp For the Exclusive Benefit of Our Customers Jersey City, NJ	6.45%
Janus Henderson Value Plus Income Fund Class S Shares	Janus Capital Group Inc. Denver, CO	99.92%*
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.
126

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Flexible Bond Fund Class T Shares	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	37.98%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	20.97%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	11.29%
	LPL Financial Omnibus Customer Account San Diego, CA	10.18%
Janus Henderson Global Bond Fund Class T Shares	LPL Financial Omnibus Customer Account San Diego, CA	40.52%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	28.25%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	13.18%
Janus Henderson High-Yield Fund Class T Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	57.19%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	27.78%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	6.39%
Janus Henderson Multi-Sector Income Fund Class T Shares	National Financial Svcs Corp For the Exclusive Benefit of Our Customers Jersey City, NJ	59.39%
	Janus Capital Group Inc. Denver, CO	18.43%*
	LPL Financial Omnibus Customer Account San Diego, CA	10.19%
	Charles Schwab & Co Inc. Reinvest Account San Francisco, CA	5.08%
Janus Henderson Real Return Fund Class T Shares	Janus Capital Group Inc. Denver, CO	55.87%*
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	27.22%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	8.92%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.
127

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Short-Term Bond Fund Class T Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	61.04%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	24.07%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	7.81%
Janus Henderson Adaptive Global Allocation Fund Class T Shares	Janus Capital Group Inc. Denver, CO	94.80%*
Janus Henderson Emerging Markets Managed Volatility Fund Class T Shares	Janus Capital Group Inc. Denver, CO	80.99%*
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	17.13%
Janus Henderson Global Income Managed Volatility Fund Class T Shares	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	57.70%
	LPL Financial Omnibus Customer Account San Diego, CA	31.18%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	6.25%
Janus Henderson International Managed Volatility Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	93.24%
Janus Henderson U.S. Core Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	46.61%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	35.00%
Janus Henderson U.S. Managed Volatility Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	63.93%
	LPL Financial Omnibus Customer Account San Diego, CA	21.81%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	11.74%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.
128

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Large Cap Value Fund Class T Shares	LPL Financial Omnibus Customer Account San Diego, CA	47.71%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	17.53%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	12.23%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	10.18%
Janus Henderson Mid Cap Value Fund Class T Shares	Charles Schwab & Co Inc. Reinvest Account San Francisco, CA	39.63%
	National Financial Svcs Corp For the Exclusive Benefit of Our Customers Jersey City, NJ	39.43%
Janus Henderson Select Value Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	60.18%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	32.07%
Janus Henderson Small Cap Value Fund Class T Shares	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	36.02%
	Charles Schwab & Co Inc. Reinvest Account San Francisco, CA	29.26%
	Wells Fargo Bank FBO Various Retirement Plans 9888888836 NC-1151 Charlotte, NC	7.19%
Janus Henderson Value Plus Income Fund Class T Shares	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	33.99%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	23.32%
	Pershing LLC Jersey City, NJ	10.37%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	8.08%
	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	6.97%

129

Miscellaneous information

Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 52 series of shares, known as “Funds.” Each Fund presently offers interests in different classes of shares as described in the table below.
Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Emerging Markets Fund	x	x	x	x				x	x
Janus Henderson Adaptive Global Allocation Fund	x	x	x	x		x		x	x
Janus Henderson All Asset Fund	x	x	x	x		x		x	x
Janus Henderson Asia Equity Fund	x	x	x	x				x	x
Janus Henderson Balanced Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Contrarian Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson Diversified Alternatives Fund	x	x	x	x		x		x	x
Janus Henderson Dividend & Income Builder Fund	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Fund	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Managed Volatility Fund	x	x	x	x				x	x
Janus Henderson Enterprise Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson European Focus Fund	x	x	x	x		x		x	x
Janus Henderson Flexible Bond Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Forty Fund(1)	x	x		x		x	x	x	x
Janus Henderson Global Allocation Fund – Conservative(2)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Growth(2)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Moderate(2)	x	x	x	x				x	x
Janus Henderson Global Bond Fund	x	x	x	x		x		x	x
Janus Henderson Global Equity Income Fund	x	x	x	x		x		x	x
Janus Henderson Global Income Managed Volatility Fund	x	x	x	x				x	x
Janus Henderson Global Life Sciences Fund(2)	x	x	x	x				x	x
Janus Henderson Global Real Estate Fund(1)	x	x	x	x				x	x
Janus Henderson Global Research Fund(2)	x	x	x	x			x	x	x
Janus Henderson Global Select Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson Global Technology Fund(2)	x	x	x	x				x	x
Janus Henderson Global Unconstrained Bond Fund	x	x	x	x		x	x	x	x
Janus Henderson Global Value Fund(2)	x	x	x	x		x		x	x
Janus Henderson Government Money Market Fund(2)			x						x
Janus Henderson Growth and Income Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson High-Yield Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson International Long/Short Equity Fund	x	x	x	x		x		x	x
Janus Henderson International Managed Volatility Fund(1)	x	x	x	x		x		x	x
Janus Henderson International Opportunities Fund	x	x	x	x		x	x	x	x
Janus Henderson International Small Cap Fund	x	x	x	x		x		x	x
Janus Henderson International Value Fund	x	x	x	x		x		x	x
Janus Henderson Large Cap Value Fund(1)	x	x	x	x		x		x	x
Janus Henderson Mid Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Janus Henderson Money Market Fund(2)			x						x
130

Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Henderson Multi-Sector Income Fund	x	x	x	x		x		x	x
Janus Henderson Overseas Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Real Return Fund	x	x	x	x				x	x
Janus Henderson Research Fund(2)	x	x	x	x		x		x	x
Janus Henderson Select Value Fund	x	x	x	x				x	x
Janus Henderson Short-Term Bond Fund(2)	x	x	x	x		x		x	x
Janus Henderson Small Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Janus Henderson Strategic Income Fund	x	x	x	x		x		x	x
Janus Henderson Triton Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson U.S. Core Fund(1)(2)	x	x	x	x		x		x	x
Janus Henderson U.S. Growth Opportunities Fund	x	x	x	x		x		x	x
Janus Henderson U.S. Managed Volatility Fund(1)	x	x	x	x		x		x	x
Janus Henderson Value Plus Income Fund	x	x	x	x				x	x
Janus Henderson Venture Fund(2)	x	x	x	x		x		x	x

(1)	On July 6, 2009, the funds of the Janus Adviser Series trust reorganized into the Trust. As a result, certain Funds described in this SAI assumed the assets and liabilities of the corresponding Janus Adviser Series funds. Each Fund described in this SAI has a fiscal year end of June 30.
(2)	On February 16, 2010, the Fund’s Class J Shares (the initial share class) were restructured into two separate share classes. Shareholders who held their shares directly with Janus Capital were transitioned to a newly created share class called “Class D Shares.” Shareholders who held their shares through an intermediary remained in Class J Shares, which was renamed “Class T Shares.”
Funds listed in the preceding table that are not marked with footnote (1) or (2) commenced operations after July 6, 2009.
Effective January 28, 2011, Janus Research Core Fund was reorganized into Janus Henderson Growth and Income Fund. Effective March 15, 2013, Janus Global Research Fund was reorganized into Janus Worldwide Fund, which was subsequently renamed Janus Henderson Global Research Fund. Effective April 5, 2013, Janus World Allocation Fund was reorganized into Janus Henderson Global Allocation Fund – Moderate. Effective April 24, 2015, INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund) was reorganized into Janus Henderson U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund). Effective April 28, 2017, Janus Fund was reorganized into Janus Henderson Research Fund. Effective April 28, 2017, Janus Twenty Fund was reorganized into Janus Henderson Forty Fund.
Janus Capital reserves the right to the name “Janus.” In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus” as soon as reasonably practicable.
Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of their liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.
Shares of the Trust
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription
131

rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.
Shareholder Meetings
The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders’ rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.
Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.
Voting Rights
Each of the Trustees of the Trust, except Diane L. Wallace, was elected at a Special Meeting of Shareholders on June 14, 2016. Ms. Wallace was elected at a Special Meeting of Shareholders on April 25, 2017. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.
As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.
Master/Feeder Option
The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds’ annual financial statements and compiles their tax returns.
Registration Statement
The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

132

Financial statements

Documents Incorporated By Reference to the Annual Reports of Janus Investment Fund (Audited)
The following audited financial statements for the year ended June 30, 2016 are hereby incorporated into this SAI by reference to the Annual Reports dated June 30, 2016, as applicable.
•	Schedules of Investments as of June 30, 2016
•	Statements of Assets and Liabilities as of June 30, 2016
•	Statements of Operations for the year ended June 30, 2016
•	Statements of Changes in Net Assets for each of the periods indicated
•	Financial Highlights for each of the periods indicated
•	Notes to Schedules of Investments
•	Notes to Financial Statements
•	Report of Independent Registered Public Accounting Firm
The portions of an Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

133

Appendix A

Explanation of Rating Categories
The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.
Standard & Poor’s Ratings Services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade
BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

134

Fitch, Inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade
BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Short-Term Bond Rating	Explanation
F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Moody’s Investors Service, Inc.

Bond Rating	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.
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Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

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janushenderson.com
151 Detroit Street
Denver, Colorado 80206-4805
1-877-335-2687

▼	October 28, 2016 As Supplemented February 1, 2017 and June 5, 2017
	Class A Shares Ticker	Class C Shares Ticker	Class D Shares† Ticker	Class I Shares Ticker	Class N Shares Ticker	Class R Shares Ticker	Class S Shares Ticker	Class T Shares Ticker
Fixed Income
Janus Henderson Global Unconstrained Bond Fund	JUCAX	JUCCX	JUCDX	JUCIX	JUCNX	JUCRX	JUCSX	JUCTX
(formerly named Janus Global Unconstrained Bond Fund)

Janus Investment Fund
Statement of Additional Information
†	Class D Shares are closed to certain new investors.
This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares (collectively, the “Shares”) of Janus Henderson Global Unconstrained Bond Fund, which is a separate series of Janus Investment Fund, a Massachusetts business trust (the “Trust”). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The name change for the Fund was effective June 5, 2017.
This SAI is not a Prospectus and should be read in conjunction with the Fund’s Prospectuses dated October 28, 2016, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). This SAI contains additional and more detailed information about the Fund’s operations and activities than the Prospectuses. The Annual Report, which contains important financial information about the Fund, is incorporated by reference into this SAI. The Annual and Semiannual Reports are available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares), or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Classification, investment policies and restrictions, and investment strategies and risks	2
Investment adviser	54
Custodian, transfer agent, and certain affiliations	62
Portfolio transactions and brokerage	64
Shares of the trust	67
Net Asset Value Determination	67
Purchases	68
Distribution and Shareholder Servicing Plans	70
Redemptions	71
Income dividends, capital gains distributions, and tax status	73
Trustees and officers	77
Principal shareholders	87
Miscellaneous information	90
Shares of the Trust	91
Shareholder Meetings	92
Voting Rights	92
Master/Feeder Option	92
Independent Registered Public Accounting Firm	93
Registration Statement	93
Financial statements	94
Appendix A	95
Explanation of Rating Categories	95
1

Classification, investment policies and restrictions,
and investment strategies and risks

Janus Investment Fund
This Statement of Additional Information includes information about Janus Henderson Global Unconstrained Bond Fund (the “Fund”), which is a series of the Trust, an open-end, management investment company.
Classification
The Investment Company Act of 1940, as amended (“1940 Act”), classifies mutual funds as either diversified or nondiversified. The Fund is classified as diversified.
Adviser
Janus Capital Management LLC (“Janus Capital”) is the investment adviser for the Fund.
Investment Policies and Restrictions
The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Fund.
(1)  With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
The Fund may not:
(2)  Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities).
(3)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(4)  Lend any security or make any other loan if, as a result, more than one-third of the Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).
(5)  Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.
(6)  Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions. The Fund may not issue “senior securities” in contravention of the 1940 Act.
(7)  Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.
As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.
The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:
(1)  If the Fund is an underlying fund in a Janus Capital fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.
2

(2)  The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, the Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The Trustees may impose limits on the Fund’s investments in short sales, as described in the Fund’s Prospectuses. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.
(3)  The Fund does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.
(4)  The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.
(5)  The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund’s investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of liquidity factors affecting the security.
(6)  The Fund may not invest in companies for the purpose of exercising control of management.
Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that a fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.
For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.
For purposes of the Fund’s fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.
For purposes of the Fund’s policies on investing in particular industries, the Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Bloomberg Barclays for fixed-income investments. Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above
3

classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.
Investment Strategies and Risks
The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, exchange-traded funds that invest in commodities or commodities-related investments, exchange-traded notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary.
Unless otherwise noted in the Prospectuses or this SAI, the Subsidiary will be subject to the same investment policies and restrictions, and generally follow the same compliance policies and procedures as the Fund. The Subsidiary’s compliance with applicable policies and procedures is part of periodic reports to the Fund’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Fund. (See “Segregation of Assets.”)
The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Prospectuses and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. The Fund has not applied for a private letter ruling from the Internal Revenue Service (“IRS”) with respect to the tax treatment of income and gains generated by investments in commodity-linked notes and income generated by investments in controlled foreign corporations, such as the Subsidiary. The IRS has previously issued a number of private letter rulings to mutual funds, which indicate that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS currently has suspended the issuance of any further private letter rulings pending a review of its position. The Fund has obtained an opinion from legal counsel that the income and gain the Fund derives from the Subsidiary should be qualifying income for the purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. It is possible that the IRS or a court could disagree with the legal opinion obtained by the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectuses and this SAI and could adversely affect the Fund. Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 which required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Such CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively impact the Fund’s returns.
Please see “Income Dividends, Capital Gains Distributions, and Tax Status” for information about certain tax aspects of the Fund’s investment in the Subsidiary.
Diversification
Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.
Cash Position
As discussed in the Prospectuses, the Fund’s cash position may temporarily increase under various circumstances. Securities that the Fund may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may
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include U.S. and foreign short-term cash instruments and cash equivalent securities. The Fund may also invest in affiliated or non-affiliated money market funds. (Refer to “Investment Company Securities.”)
Illiquid Investments
The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable), including securities that are purchased in private placements. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Fund. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). Investments in Rule 144A Securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Fund’s liquidity procedures if traded in that market. Such securities will be treated as “restricted” if traded in the United States because foreign securities are not registered for sale under the Securities Act of 1933, as amended (the “1933 Act”). For liquidity determinations with respect to the Fund’s Subsidiary, the Fund will “look through” the Subsidiary to the Subsidiary’s portfolio holdings for purposes of complying with the Fund’s liquidity requirements.
If illiquid securities exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid securities in an orderly fashion. Because illiquid securities may not be readily marketable, the portfolio manager may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund to decline.
The Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. The Fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. The Fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.
Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Fund may not be able to sell such investments when the portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Fund may be forced to sell its venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Fund may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in the Fund’s NAV.
Segregation of Assets
Consistent with SEC staff guidance, financial instruments that involve the Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments include, among others: (i) securities sold short; (ii) securities issued on a when-issued, delayed delivery, or forward commitment basis; (iii) reverse repurchase agreements; (iv) mortgage dollar rolls; (v) futures contracts; (vi) forward currency contracts; (vii) swap agreements; (viii) written options; and (ix) unfunded commitments.
Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (a) maintains an offsetting financial position, or (b) segregates or “earmarks” liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Janus Capital maintains compliance policies and procedures that govern the kinds of transactions that may be deemed to be offsetting financial positions for purposes of (a) above, and the amount of liquid assets that would otherwise need to be segregated or earmarked for purposes of (b) above (the “Segregation and Collateral Procedures”).
The Segregation and Collateral Procedures provide, consistent with current SEC staff positions, that for forward currency contracts and swap agreements that require cash settlement, as well as swap agreements that call for periodic netting between
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the Fund and its counterparty, the required coverage amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forward currency contracts, and swap agreements, the Fund must segregate or earmark a larger amount of assets to cover its obligations. For example, when the Fund writes/sells credit default swaps or options, it must segregate liquid assets equal to the notional amount of the swap.
For purposes of calculating the amount of liquid assets that must be segregated or earmarked for a particular transaction, the Fund may deduct any initial and variation margin deposited with the relevant broker, but in the case of securities sold short, may not deduct the amount of any short sale proceeds. When the Fund sells securities short, the proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets places an upper limit on the Fund’s ability to leverage its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
As a general matter, liquid assets segregated or earmarked as cover for one position may not simultaneously be counted as cover for another position. However, in the case of a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put, the Fund may segregate or earmark the same liquid assets for both the call and put options. In such cases, the Fund expects to segregate or earmark liquid assets equivalent to the amount, if any, by which the put is “in the money.”
In order to comply with the Segregation and Collateral Procedures, the Fund may need to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate or earmark the required amount of assets. If segregated assets decline in value, the Fund will need to segregate or earmark additional assets or reduce its position in the financial instruments. In addition, segregated or earmarked assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. The Fund may not be able to promptly liquidate an unfavorable position and potentially could be required to continue to hold a position until the delivery date, regardless of changes in its value. Because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.
The Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Segregation and Collateral Procedures require the Fund to segregate or earmark. Notwithstanding the foregoing, Janus Capital reserves the right to modify its Segregation and Collateral Procedures in the future in its discretion, consistent with the 1940 Act and SEC or SEC staff guidance.
Regulation S Securities
The Fund may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. If a Regulation S Security is determined to be illiquid, the Fund’s 15% of net assets limitation on investment in illiquid securities will apply. Furthermore, because Regulation S Securities are generally less liquid than registered securities, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the amounts received from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.
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Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Fund may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, the Fund cannot vote the shares. The Fund has discretion to pull back lent shares before proxy record dates and vote proxies if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and the affiliated cash management vehicle in which the cash collateral is invested, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and the cash management vehicle. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Equity Securities
The Fund may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.
Common Stock.  Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.
Preferred Stock.  A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.
Trust Preferred Securities.  The Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution
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for holding the subordinated debt. The trust uses the interest payments received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell its holdings. In identifying the risks of the trust preferred securities, Janus Capital will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as the Fund.
Convertible Security.  A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.
A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or
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warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment, and the Fund in turn assumes the credit risk associated with the convertible note.
Warrants.  Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.
The Fund may from time to time use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in the price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as derivatives that are traded over-the-counter, including the risks that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Furthermore, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when the Fund wishes to sell it.
Special Purpose Acquisition Companies.  The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, the Fund’s ability to meet its investment objective may be negatively impacted. In addition, SPACs, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Financial Services Sector Risk
To the extent the Fund invests a significant portion of its assets in the financial services sector, the Fund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.
Natural Disasters and Extreme Weather Conditions
Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts,
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tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Cyber Security Risk
With the increased use of the Internet to conduct business, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.
Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to, Janus Capital, custodians, transfer agents, and financial intermediaries), or the subadvisers (if applicable) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While Janus Capital has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Foreign Securities
The Fund invests in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
Currency Risk.  As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. Further, acts of terrorism in other countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which the Fund has exposure. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
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Foreign Market Risk.  Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
Geographic Investment Risk.  To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Transaction Costs.  Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.
Certain countries in the EU, particularly Greece, Ireland, and Portugal, have had to accept assistance from supra governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
On June 23, 2016, the United Kingdom voted via referendum to leave the EU, which led to significant market volatility around the world, as well as political, economic, and legal uncertainty. It is expected that the United Kingdom’s exit from the EU (known as “Brexit”) will take place within two years after the United Kingdom formally notifies the European Council of its intention to withdraw. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates.
Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect
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on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Emerging Markets.  Within the parameters of its specific investment policies, the Fund may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. The Fund will normally limit its investments in emerging market countries to 50% of its net assets. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries as previously discussed under “Foreign Securities.” The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.
The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, the Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Brady Bonds.  The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings were implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela. Beginning in the early 2000s, certain countries began retiring their Brady Bonds, including Brazil, Colombia, Mexico, the Philippines and Venezuela.
Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).
Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which
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the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.
Securities Listed on Chinese Stock Exchanges.  The Fund may invest in securities listed on Chinese stock exchanges or have indirect exposure to these securities through derivative investments. These securities are divided into two classes of shares: China A Shares, the ownership of which is restricted to foreign investors under the Qualified Foreign Individual Investor (“QFII”) structure, and China B Shares, which may be owned by both Chinese and foreign investors. The Fund expects to invest in China B Shares. With respect to investments in China A Shares, QFII licenses are granted by the China Securities Regulatory Commission (“CSRC”) and an investment quota is granted by the State Administration of Foreign Exchange (“SAFE”). Janus Capital has been granted a QFII license and investment quota. There can be no assurance that the Fund will receive an investment quota. For Janus Henderson funds that receive allocations, a failure to utilize the quota and invest in Chinese local market securities and/or any repatriation of capital by a fund may result in the permanent loss of the investment quota otherwise available to the funds.
With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, a fund’s investment in China A Shares would be subject to a fund’s limit of investing up to 15% of its net assets in illiquid investments. An investment in China A Shares is also generally subject to the risks identified under “Foreign Securities,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China. The China A Shares market may be less liquid and trading prices could be more volatile than other foreign securities markets because of low trading volume and restrictions on movement of capital. Current Chinese tax law is unclear regarding whether capital gains realized on a fund’s investments in China A Shares will be subject to tax.
People’s Republic of China regulations require QFIIs to entrust assets held in the People’s Republic of China and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital. China A Shares that are traded on the Shanghai or Shenzhen Stock Exchange are traded and held in book-entry form through the China Securities Depository and Clearing Corporation (“CSDCC”). Securities purchased by Janus Capital, in its capacity as a QFII, on behalf of a fund can currently be received by the CSDCC as credited to a securities trading account maintained in the joint names of Janus Capital and its clients. Janus Capital may not use the account for any other purpose than for maintaining a fund’s assets. Given that the custody accounts and securities trading account are maintained in the joint names of Janus Capital and its clients, a fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the fund. In particular, there is a risk that creditors of Janus Capital may assert that the securities are owned by Janus Capital and not a fund, and that a Chinese court, or a court applying Chinese law, would uphold such an assertion, in which case creditors of Janus Capital could seize assets of such fund.
A fund with the ability to invest in foreign securities may also invest in China A Shares and other eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEC”), the SSE, and the China Securities Depository and Clearing Corporation Limited (“ChinaClear”) to permit mutual stock market access between mainland China and Hong Kong. Hong Kong Securities Clearing Company Limited (“HKSCC”), a clearing house operated by HKEC, acts as nominee for participants, such as a fund, accessing Stock Connect Securities.
Since the relevant regulations governing Stock Connect Securities are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. In particular, the courts may consider that the nominee or custodian, as registered holder of Stock Connect Securities, has full ownership over the Stock Connect Securities rather than a fund as the underlying beneficial owner. HKSCC, as nominee holder, does not guarantee the title to Stock Connect Securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them such as participation in corporate actions or shareholder meetings cannot be assured. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with participants will be limited to assisting participants with claims and the fund may not fully recover its losses or the Stock Connect Securities it owns. Recovery of the fund’s property may also be subject to delays and expenses, which may be
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material. Further, investors are currently able to trade Stock Connect Securities only up to certain daily maximums. Buy orders and sell orders are offset for purposes of the daily quota, which is applied to all market participants and not specifically to the funds or investment manager. If the daily quota is reached or a stock is recalled from the scope of eligible stocks for trading via the Stock Connect, a fund’s investment program would be adversely impacted.
Risks of Investments in the People’s Republic of China (“PRC”).  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in the PRC, or having indirect exposure to the PRC through derivative investments, presents additional risks. These additional risks include (without limitation): (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small market capitalization and less liquidity; (vii) greater competition from regional economies; (viii) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (ix) the relatively small size and absence of operating history of many Chinese companies; (x) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; and (xi) uncertainty with respect to the commitment of the government of the PRC to economic reforms.
Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to a fund investing in securities and instruments economically tied to the PRC. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. A fund’s investment in the PRC is, therefore, subject to the risk of such events. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a fund’s investments in the PRC.
Risks of Investments in Russia.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Russia, or having indirect exposure to Russian securities through derivative investments, presents additional risks. Compared to most national securities markets, the Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards, as compared to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.
Because of the relatively recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of
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documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
As a result of political and military actions undertaken by Russia, the United States and certain other countries, as well as the EU, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact the Fund’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact the Fund. Any or all of these potential results could lead Russia’s economy into a recession.
Risks of Investments in Latin American Countries.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Latin American countries, or having indirect exposure to Latin American securities through derivative investments, presents additional risks. Many Latin American countries have experienced, at one time or another, considerable difficulties, including high inflation and high interest rates. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals, and metals represent a significant percentage of Latin American exports.
Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Fund invests and, therefore, the value of Fund shares. As noted above, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could have, in the future, very negative effects on the economies and securities markets of certain Latin American countries.
Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies, and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an
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undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.
Foreign Currency Exchange-Related Investments
Foreign Currency Warrants.  Foreign currency warrants such as Currency Exchange Warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities.  The Fund may invest in principal exchange rate linked securities, which are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
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Performance Indexed Paper.  The Fund may invest in performance indexed paper, which is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Short Sales
The Fund may engage in “short sales against the box.” This technique involves either selling short a security that the Fund owns, or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. The Fund may engage in short sales of equity and fixed-income securities and may implement short positions through derivatives such as options, futures, or swaps.
The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, the Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.
The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.
Zero Coupon, Step Coupon, and Pay-In-Kind Securities
The Fund may invest in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of the Fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because the Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the
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distribution requirements under the Internal Revenue Code. The Fund may obtain such cash from selling other portfolio holdings, which may cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by the Fund, to reduce the assets to which Fund expenses could be allocated, and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.
Pass-Through Securities
The Fund may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Fund.
Agency Mortgage-Related Securities.  The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.
The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
The Federal National Mortgage Association (“Fannie Mae”) issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.
In addition, the future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, to outright elimination of these entities. Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.
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Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of the Fund, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.
The Fund’s investments in mortgage-backed securities, including privately issued mortgage-related securities, may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
Asset-Backed Securities.  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.
Privately Issued Mortgage-Related Securities.  Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, Janus Capital determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in Janus Capital’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon
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rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the United States has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, Janus Capital takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, the Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Collateralized Bond Obligations, Collateralized Loan Obligations and other Collateralized Debt Obligations.  The Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
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For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Mortgage Obligations.  The Fund may invest in collateralized mortgage obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches – known as support bonds, companion bonds or non-PAC bonds – which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with the Fund’s investment objective and policies, Janus Capital may invest in various tranches of CMO bonds, including support bonds.
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Commercial Mortgage-Backed Securities.  The Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities.  Other mortgage-related securities in which the Fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. In addition, the Fund may invest in any combination of mortgage-related interest-only or principal-only debt.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Stripped Mortgage-Backed Securities.  The Fund may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
CMO Residuals.  The Fund may invest in CMO residuals, which are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/
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or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.
Adjustable Rate Mortgage-Backed Securities.  The Fund may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Acquiring ARMBS permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Other Types of Pass-Through Securities.  The Fund also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Fund’s Prospectuses may apply.
Investment Company Securities
From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent the Fund is an underlying fund in a Janus Capital fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). Section 12(d)(1) limitations are not applied with respect to the Fund’s investment in the Subsidiary, which is not deemed to be an investment company. The Fund may invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted
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by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the Fund invests in money market funds or other funds, the Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that Janus Capital serves as the investment adviser to underlying funds or investment vehicles in which the Fund may invest, Janus Capital may have conflicting interests in fulfilling its fiduciary duties to both the Fund and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In July 2014, the SEC adopted amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1.00 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on money market funds is unclear; however, any impact on the trading and value of money market instruments as a result of the 2014 Amendments may negatively affect the Fund’s return potential. There are various compliance dates for the 2014 Amendments, with the latest being October 2016.
Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Fund, to acquire their securities in excess of the limits of the 1940 Act.
The Fund may invest in business development companies (“BDCs”) and closed-end funds. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. Closed-end funds are actively managed investment companies that are traded on securities exchanges. In addition to the restrictions on investing in other investment companies discussed above, the Fund may not invest in a closed-end fund if such investment would cause the Fund and other Janus Capital-advised investment companies to own more than 10% of the total outstanding voting stock of such closed-end fund.
As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an index-based investment or closed-end fund decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.
Exchange-Traded Notes
The Fund may invest, directly or indirectly, in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities, and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s total return. The Fund may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. As senior debt securities, ETNs rank above the issuing company’s other securities in the event of a bankruptcy or liquidation, which means the Fund would be in line to receive repayment of its investment before certain of the company’s other creditors. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
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Depositary Receipts
The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Fund’s Prospectuses.
U.S. Government Securities
To the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Inflation-Linked Securities
The Fund may invest in inflation-indexed securities, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
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Municipal Obligations
The Fund may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), and private activity bonds. In addition, the Fund may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.
The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.
The Fund may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.
Pre-Refunded Municipal Bonds.  The Fund may invest in pre-refunded municipal bonds. Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded municipal bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded municipal bonds held by the Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.
Municipal Lease Obligations.  The Fund may invest in municipal lease obligations. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. In deciding whether to purchase a lease obligation, the Fund will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. Municipal lease obligations may be less readily marketable than other municipal securities.
Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.
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The Fund may purchase unrated municipal lease obligations if determined by Janus Capital to be of comparable quality to rated securities in which the Fund is permitted to invest. The Fund may also acquire illiquid municipal lease obligations, subject to the Fund’s investment restrictions with respect to illiquid securities generally.
Municipal Warrants.  The Fund may invest in municipal warrants, which are essentially call options on municipal obligations. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal obligation in the future. The Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced.
Municipal Obligations with Credit Enhancements.  The Fund may invest in municipal obligations with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal obligation should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal obligations have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured municipal obligations that have been issued and are outstanding are insured by a small number of insurance companies, so an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal obligation insured by that insurance company and on the municipal obligation markets as a whole. Downgrades of certain insurance companies have negatively impacted the price of certain insured municipal obligations. Given the large number of potential claims against the insurers of municipal obligations, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.
Residual Interest Bonds.  The Fund may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a municipal obligation in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal obligation. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in a RIB typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. Accordingly, RIBs can be very volatile and may be less liquid than other municipal obligations of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by the Fund’s investment objective and general investment policies, the Fund may invest in RIBs without limitation.
Custodial Receipts.  The Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal obligations. In a typical custodial receipt arrangement, an issuer or third party owner of municipal obligations deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal obligations. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal obligation. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal obligation of comparable quality and maturity.
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Build America Bonds.  The Fund may invest in Build America Bonds. The American Recovery and Reinvestment Act of 2009 created Build America Bonds, which allowed state and local governments to issue taxable bonds to finance any capital expenditures for which they otherwise could issue tax-exempt governmental bonds. State and local governments received a federal subsidy payment for a portion of their borrowing costs on these bonds equal to 35% of the total coupon interest paid to investors. The municipality could elect to either take the federal subsidy or it can pass a 35% tax credit along to bondholders. Investments in these bonds will result in taxable interest income and the Fund may elect to pass through to shareholders any corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but those tax credits are generally not refundable.
Other Income-Producing Securities
Other types of income-producing securities that the Fund may purchase include, but are not limited to, the following types of securities:
Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money, or its NAV could decline by the use of inverse floaters.
When-Issued, Delayed Delivery and Forward Commitment Transactions.  The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.
The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.
Standby Commitments.  Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Strip Bonds.  Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender Option Bonds.  Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.
The Fund will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio holdings.
Variable and Floating Rate Obligations.  These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest
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rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
In order to most effectively use these investments, the portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.
Credit Spread Trades.  The Fund may invest in credit spread trades, which are investment positions relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
Real Estate Investment Trusts (“REITs”) and Real Estate-Linked Derivatives
Within the parameters of its specific investment policies, the Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, the Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, the Fund purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the Fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose the Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.
Reverse repurchase agreements are transactions in which the Fund sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The
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Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes, or as part of an inflation-related investment strategy.
Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund’s portfolio, although the Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. The Fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.
Sale-Buybacks.  The Fund may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.
Mortgage Dollar Rolls
The Fund may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, the Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.
Under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed security. The Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.
Successful use of mortgage dollar rolls depends on the Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price.
Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. Commercial loans will comprise no more than 20% of the Fund’s total assets. The loans in which the Fund may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Some of the Fund’s bank loan investments may be deemed illiquid and therefore would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid securities, when combined with the Fund’s other illiquid investments.
Bank Loans.  Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings, and may be offered on a public or private basis. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged and may be distressed or involved in bankruptcy proceedings. The Fund generally invests in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. The Fund may also purchase interests and/or servicing or similar rights in such loans. Assignments and participations involve credit
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risk, interest rate risk, and liquidity risk. To the extent the Fund invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Some bank loans may be purchased on a “when-issued” basis.
When the Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by the Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.
If the Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. The Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by the Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.
The borrower of a loan in which the Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in the Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.
Bank Obligations.  Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Bank Capital Securities.  The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Trade Claims.  The Fund may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. Trade claims are illiquid investments which generally do not pay interest and are typically unsecured. There can be no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding.
Floating Rate Loans.  The Fund may invest in secured and unsecured floating rate loans. Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, the Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition,
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if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform a credit analysis on the agent or other intermediate participants.
Floating rate loans have interest rates that adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. The Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.
While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest may not be fully funded at the time of investment. These types of loans include revolving loans, bridge loans, DIP loans, delayed funding loans, and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, the Fund would need to maintain assets sufficient to meet its contractual obligations. In cases where the Fund invests in revolving loans, bridge loans, DIP loans, delayed funding loans, or delayed draw term loans, the Fund will maintain high-quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to the Fund than investments in floating rate loans or other investments. Loans involving revolving credit facilities, bridge financing, DIP loans, delayed funding loans, or delayed draw terms may require the Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, the Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.
Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.
The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Other Securities.  The Fund may invest in other types of securities including, but not limited to, subordinated or junior debt, mezzanine loans secured by the stock of the company that owns the assets, corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments), U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.
Confidential Information. With respect to certain loan transactions, including but not limited to private placements, the Fund may determine not to receive confidential information. Such a decision may place the Fund at a disadvantage relative to other investors in loans who determine to receive confidential information, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.
In cases where Janus Capital receives material, nonpublic information about the issuers of loans that may be held in the Fund’s holdings, Janus Capital’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information, to the extent required by applicable law. Such limitations on the ability to trade in the loans and/or other securities of the issuer could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
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In addition, because the Fund becomes a creditor of an issuer when holding a bond, Janus Capital may from time to time participate on creditor committees on behalf of the Fund. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose Janus Capital or the Fund to material non-public information of the issuer, restricting such Fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Fund to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the Fund to expenses such as legal fees. Janus Capital will only participate on creditor committees on behalf of the Fund when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce the Fund’s rights as a creditor.
High-Yield/High-Risk Bonds
Within the parameters of its specific investment policies, the Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba or lower by Moody’s Investors Service, Inc.). The Fund may invest in high-yield/high-risk bonds (also known as “junk” bonds) without limit. The Fund’s investments in high-yield securities may include both debt and equity securities of distressed companies.
Lower rated bonds and debt securities of distressed companies involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds or securities so affected.
The Fund may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Fund’s portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.
The secondary market on which high-yield and distressed company securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this SAI for a description of bond rating categories.
Defaulted Securities
The Fund may hold defaulted securities if the portfolio manager believes, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the portfolio manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Financial and Market Risks.  Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
Disposition of Portfolio Securities.  Although the Fund generally will purchase securities for which its portfolio manager expects an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the portfolio manager believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund’s ability to readily dispose of securities to meet redemptions.
Other.  Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.
Infrastructure Investments
The Fund may invest in infrastructure-related investments. Infrastructure entities include companies in the infrastructure business and infrastructure projects and assets representing a broad range of businesses, types of projects and assets. The risks
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that may be applicable to an infrastructure entity vary based on the type of business, project or asset, its location, the developmental stage of a project and an investor’s level of control over the management or operation of the entity.
Infrastructure entities are typically subject to significant government regulations and other regulatory and political risks, including expropriation; political violence or unrest, including war, sabotage or terrorism; and unanticipated regulatory changes by a government or the failure of a government to comply with international treaties and agreements. Additionally, an infrastructure entity may do business with state-owned suppliers or customers that may be unable or unwilling to fulfill their contractual obligations. Changing public perception and sentiment may also influence a government’s level of support or involvement with an infrastructure entity.
Companies engaged in infrastructure development and construction and infrastructure projects or assets that have not been completed will be subject to construction risks, including construction delays; delays in obtaining permits and regulatory approvals; unforeseen expenses resulting from budget and cost overruns; inexperienced contractors and contractor errors; and problems related to project design and plans. Due to the numerous risks associated with construction and the often incomplete or unreliable data about projected revenues and income for a project, investing in the construction of an infrastructure project involves significant risks. The ability to obtain initial or additional financing for an infrastructure project is often directly tied to its stage of development and the availability of operational data. A project that is complete and operational is more likely to obtain financing than a project at an earlier stage of development. Additionally, an infrastructure entity may not be able to obtain needed additional financing, particularly during periods of turmoil in the capital markets. The cost of compliance with international standards for project finance may increase the cost of obtaining capital or financing for a project. Alternatively, an investment in debt securities of infrastructure entities may also be subject to prepayment risk if lower-cost financing becomes available.
Infrastructure projects or assets may also be subject to operational risks, including a project manager’s ability to manage the project; unexpected maintenance costs; government interference with the operation of an infrastructure project or asset; obsolescence of project; and the early exit of a project’s equity investors. Additionally, the operator of an infrastructure project or asset may not be able to pass along the full amount of any cost increases to customers.
An infrastructure entity may be organized under a legal regime that may provide investors with limited recourse against the entity’s assets, the sponsor or other non-project assets and there may be restrictions on the ability to sell or transfer assets. Financing for infrastructure projects and assets is often secured by cash flows, underlying contracts, and project assets. An investor may have limited options and there may be significant costs associated with foreclosing upon any assets that secure repayment of a financing.
Futures, Options, and Other Derivative Instruments
The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. The Fund may also invest in long-term equity anticipation securities (“LEAPS”). LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for the Fund to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices.
The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Income Dividends, Capital Gains Distributions, and Tax Status.”)
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:
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Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.
Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund and the Internal Revenue Code), or contracts based on interest rates and financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the LIBOR interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
Neither the CFTC, National Futures Association (“NFA”), SEC, nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, the Fund’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, a fund that trades foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, the Fund may not have the protection of the U.S. securities laws.
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The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Fund. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.
The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. The Fund may also use this technique with respect to an individual company’s stock. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if the Fund holds an individual company’s stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.
If the Fund owns interest rate sensitive securities and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of the Fund’s interest rate futures contract would increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If the portfolio manager’s view about the direction of interest rates is incorrect, the Fund may incur a loss as the result of investments in interest rate futures.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures.
Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may
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be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.
The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions.
Options on Futures Contracts.  The Fund may buy and write put and call options on futures contracts with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.
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The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.
Forward Contracts.  A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.
The following discussion summarizes the Fund’s principal uses of forward foreign currency exchange contracts (“forward currency contracts”). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, the Fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio.
These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund’s currency exposure from one foreign currency to another removes the Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if the portfolio manager’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.
At the maturity of a currency or cross currency forward, the Fund may exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. The Fund may also enter into forward currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities.
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Forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes. However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
As a result of current or future regulation, the Fund’s ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.
Janus Capital has registered with the CFTC as a commodity pool operator with respect to the operation of the Fund. Under the CFTC’s “harmonization” rules, Janus Capital is not subject to certain CFTC recordkeeping, reporting, and disclosure requirements with respect to the Fund. Janus Capital and the Fund instead are permitted, and intend, to comply with customary SEC rules applicable to registered investment companies under the CFTC’s “substituted compliance” regime. Janus Capital is required to file certain notices and periodic reports with the National Futures Association in connection with the substituted compliance regime. Existing or new regulation by the CFTC may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.
Options on Foreign Currencies.  The Fund may buy and write options on foreign currencies either on exchanges or in the OTC market in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.
Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.
The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is “covered” if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund’s custodian.
The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not
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covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.
Eurodollar Instruments.  The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments.  Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of non-deliverable forwards) or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.
Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.
In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.
Options on Securities.  In an effort to increase current income and to reduce fluctuations in NAV, the Fund may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Fund may write and buy options on the same types of securities that the Fund may purchase directly. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be
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exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.
The Fund may cover its obligations on a put option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. The Fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
The Fund may cover its obligations on a call option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the current market value, marked-to-market daily, of the underlying security (but not less than the full notional value of the call) for physically settled options; or (ii) the in-the-money value of the call for cash settled options. The Fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund’s custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its custodian.
The Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio manager believes that writing the option would achieve the desired hedge.
The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.
The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.
In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.
The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the
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underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.
An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.
The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.
The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.
The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.
The Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.
Options on Securities Indices.  The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some
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securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.
Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.
Options on Non-U.S. Securities Indices.  The Fund may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Fund may also purchase and write OTC options on foreign securities indices.
The Fund may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Fund may also use foreign securities index options for bona fide hedging and non-hedging purposes.
Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Fund generally will only purchase or write such an option if Janus Capital believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless Janus Capital believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.
Price movements in the Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio manager may be forced to liquidate portfolio securities to meet settlement obligations. The Fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.
In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.
Other Options.  In addition to the option strategies described above and in the Prospectuses, the Fund may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of its net assets, when combined with all other illiquid investments of the Fund. The Fund may use exotic options to the extent that they are consistent with the Fund’s investment objective and investment policies, and applicable regulations.
The Fund may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.
Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow the Fund to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under
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the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.
Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds, and currencies.
Swaps and Swap-Related Products.  The Fund may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps (including fixed-income total return swaps); equity swaps; interest rate swaps; commodity swaps; credit default swaps, including index credit default swaps (“CDXs”) and other event-linked swaps; inflation-linked swaps; swap agreements on security or commodity indices; swaps on ETFs; and currency swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). The Fund may invest in currency exchange rate swap agreements. In addition, the Fund may enter into single-name credit default swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. The Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).
Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be centrally cleared. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.
Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If the Fund wishes to execute a package of transactions that includes a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.
The Fund normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital’s guidelines may be adjusted in accordance with market conditions. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus
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Capital’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.
The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than other types of swaps.
There is no limit on the number of swap transactions that may be entered into by the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described under “Segregation of Assets.” Certain swaps, such as total return swaps, may add leverage to the Fund because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.
Another form of a swap agreement is the credit default swap. The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and CDXs, for investment purposes and to add leverage to its portfolio. The Fund’s investments in CDXs may include credit default swaps on index tranches. Credit default swap index tranches give the Fund, as a seller of credit protection for example, the opportunity to take on exposures to specific credit default swap index default baskets or scenarios. Each tranche has a different sensitivity to credit risk correlations among entities in the index. In addition, the Fund may invest in single-name credit default swaps to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.
Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.
The Fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) CDXs or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.
To the extent the Fund invests in CDXs, it is normally only permitted to take long positions in these instruments. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund.
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By investing in CDXs, a fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.
Single-name credit default swaps enable the Fund to buy or sell protection against a credit event of a specific issuer. As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract. If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. The Fund as a seller of a single-name credit default swap could experience losses if the portfolio manager does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
In addition to the risks applicable to derivatives generally, single-name credit default swaps involve special risks because such securities may be difficult to value, are susceptible to liquidity and credit risk, and with respect to purchased protection, generally pay a return to the Fund only in the event of a credit event such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). With respect to illiquidity, if a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. The risks for cleared credit default swaps may be lower than for uncleared credit default swaps because, to the extent such a trading market is available, the counterparty is a clearinghouse. However, there is no assurance that a clearinghouse or its members will satisfy their obligations. In addition, unlike CDXs, single-name credit default swaps do not have the benefit of diversification across many issuers.
Regulations enacted by the CFTC under the Dodd-Frank Act require the Fund to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, an FCM that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.
Forward Volatility Agreements.  The Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, the Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.
Event-Linked Exposure.  The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or by implementing “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time
46

period specified in a bond, the Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.
Options on Swap Contracts.  The Fund may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.
Recovery Locks.  The Fund may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. The Fund may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.
Recovery locks are subject to the risk that Janus Capital will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if the Fund enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Fund. If this occurs, the Fund will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. The Fund will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.
Synthetic Equity Swaps.  The Fund may enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and the Fund will either pay or receive the net amount. The Fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.
Structured Investments.  A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”)
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backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.
Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters. Inverse floaters involve leverage which may magnify the Fund’s gains or losses.
The Fund may invest in commodity-linked or commodity index-linked securities which have principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices, such as the Goldman Sachs Commodities Index. They are sometimes referred to as structured investments because the terms of the instrument may be structured by the issuer of the instrument and the purchaser of the instrument. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index or investment. The Fund’s investment in these instruments exposes the Fund to the commodities market and the risks associated with commodities underlying the instrument without investing directly in physical commodities. The Fund’s indirect exposure to commodities may be limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.
Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, the Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Fund’s net assets, when combined with all other illiquid investments of the Fund.
Credit-Linked Securities.  The Fund may invest in credit-linked securities. Credit-linked securities are types of structured products that are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.
Commodity-Linked Notes.  Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the Commodity Exchange Act.
Structured Notes and Indexed Securities.  Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include
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structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent the Fund invests in these notes and securities, however, Janus Capital analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Market Events.  The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.
The enactment of the Dodd-Frank Act provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole is not yet certain.
Portfolio Turnover
The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by the Fund were replaced once during the fiscal year. The Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. The Fund’s portfolio turnover rate may be higher when the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. The following table summarizes the portfolio turnover rates for the Fund for the last two fiscal years.
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Fund Name	Portfolio Turnover Rate for the fiscal year ended June 30, 2016	Portfolio Turnover Rate for the fiscal year ended June 30, 2015
Janus Henderson Global Unconstrained Bond Fund(1)	149%	107%

(1)	Due to the nature of the securities in which it invests and/or its investment strategies, the Fund may have relatively high portfolio turnover compared to other funds.

Portfolio Holdings Disclosure Policies and Procedures
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-800-525-0020 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or under the Fund’s Holdings & Details tab at janushenderson.com/allfunds if you hold Class D Shares).
The Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.
•	Top Holdings. The Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. The Fund may elect to provide the top performance contributors/detractors, including the percentage of contribution/detraction to Fund performance, monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds.
The Janus Henderson funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus Henderson funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus Henderson fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus Henderson fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in fund shares.
Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer or Ethics Committee that a Janus Henderson fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics
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Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus Henderson funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.
Under extraordinary circumstances, Janus Capital’s Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus Henderson funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus Henderson funds shall be pre-approved by the Chief Compliance Officer or a designee.
To the best knowledge of the Janus Henderson funds, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or Janus Capital, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of one or more subadvisers and their products.
Name	Frequency	Lag Time
Adviser Compliance Associates, LLC	As needed	Current
Alan Biller and Associates	Quarterly	Current
Allianz Investment Management LLC	As needed	Current
ALPS Distributors, Inc.	As needed	Current
AnchorPath Financial, LLC	As needed	Current
Aon Hewitt	As needed	Current
Athena Investment Services	As needed	Current
Barclays Risk Analytics and Index Solutions Limited	Daily	Current
Barra, Inc.	Daily	Current
Bloomberg Finance L.P.	Daily	Current
BNP Paribas	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Securities Corp.	Daily	Current
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Carr Communications NYC, LLC	As needed	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
Command Financial Press Corporation	As needed	2 days
Consulting Services Group, LLC	As needed	Current
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
DeMarche Associates	As needed	Current
Deutsche Bank AG, New York Branch	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems LLC	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Financial Models Company, Inc.	As needed	Current
FlexTrade LLC	Daily	Current
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Name	Frequency	Lag Time
Frank Russell Company	As needed	Current
FrontSide Analytics, LLC	Daily	Current
HedgeFacts	Weekly	7 days
HeterMedia Services Limited	Monthly	Current
Horizon Investments, LLC	As needed	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
Interactive Data (Europe) Limited	Quarterly	10 days
Interactive Data Pricing and Reference Data LLC	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
J.P. Morgan Securities LLC	As needed	Current
Jeffrey Slocum & Associates, Inc.	As needed	Current
KPMG LLP	As needed	Current
LendAmend LLC	As needed	Current
Lipper Inc.	Quarterly	Current
Marco Consulting Group, Inc.	Monthly	Current
Marquette Associates	As needed	Current
Markit EDM Limited	Daily	Current
Markit Loans, Inc.	Daily	Current
Mercer Investment Consulting, Inc.	As needed	Current
Merrill Communications LLC	Quarterly	Current
MIO Partners, Inc.	As needed	Current
Momentum Global Investment Management	As needed	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Morningstar, Inc.	As needed	30 days
New England Pension Consultants	Monthly	Current
Nomura Funds Research & Technologies America Inc.	As needed	Current
Omgeo LLC	Daily	Current
Pacific Life	As needed	Current
Perficient, Inc.	As needed	Current
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
Protiviti, Inc.	As needed	Current
RR Donnelley and Sons Company	Daily	Current
R.V. Kuhns & Associates	As needed	Current
Rocaton Investment Advisors, LLC	As needed	Current
Rogerscasey, Inc.	Quarterly	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
SEI Investments	As needed	Current
Serena Software, Inc.	As needed	Current
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
State Street Bank and Trust Company	Daily	Current
State Street Global Advisors	Monthly	Current
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Name	Frequency	Lag Time
Stratford Advisory Group, Inc.	As needed	Current
Summit Strategies Group	Monthly; Quarterly	Current
The Ohio National Life Insurance Company	As needed	Current
Thomson Reuters (Markets) LLC	Daily	Current
Thrivent Financial for Lutherans	As needed	Current
Top Five Solutions LLC	As needed	Current
Tower Investment	As needed	30 days
Towers Watson	As needed	Current
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
UBS Global Asset Management	As needed	Current
Wachovia Securities LLC	As needed	Current
Wall Street On Demand, Inc.	Monthly; Quarterly	30 days; 15 days
Wilshire Associates Incorporated	As needed	Current
Wolters Kluwer Financial Services, Inc.	Monthly	Current
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information. Under no circumstance does Janus Capital, a Janus Henderson mutual fund, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.
Janus Capital manages other accounts such as separately managed accounts, other pooled investment vehicles, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus Henderson funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund’s portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund’s portfolio holdings disclosure policies.

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Investment adviser

Investment Adviser – Janus Capital Management LLC
As stated in the Prospectuses, the Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”).
The Fund’s Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund’s Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Fund’s Trustees or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement: (i) may be terminated, without the payment of any penalty, by the Fund’s Trustees, or the vote of at least a majority of the outstanding voting securities of the Fund, or Janus Capital, on 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of the Fund.
The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund’s investments, provide office space for the Fund and certain other advisory-related services. The Fund pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of all Fund Trustees, other costs of complying with applicable laws regulating the sale of Fund shares, compensation to the Fund’s transfer agent, and other costs, including shareholder servicing costs.
In rendering investment advisory services to the Fund, Janus Capital may use the portfolio management, research, and other resources of Kapstream Capital Pty Limited (Australia) (“Kapstream”), a foreign (non-U.S.) affiliate of Janus Capital. Kapstream employees may provide services to the Fund either as employees of Janus Capital or through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, Kapstream and its employees are considered “associated persons” of Janus Capital (as that term is defined in the Investment Advisers Act of 1940, as amended) and investment professionals from Kapstream may render portfolio management, research, and other services to the Fund, subject to supervision of Janus Capital. The responsibilities of both Janus Capital and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Shareholders of the Fund have approved the use of a manager-of-managers structure.
Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Fund documents, and other services for which the Fund reimburses Janus Capital for its out-of-pocket costs. The Fund also pays for the salaries,
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fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services that Janus Capital provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund.
Many of these costs vary from year to year which can make it difficult to predict the total impact to your Fund’s expense ratio, in particular during times of declining asset values of the Fund. Certain costs may be waived and/or reimbursed by Janus Capital pursuant to an expense limitation agreement with the Fund.
A discussion regarding the basis for the Trustees’ approval of the Fund’s Investment Advisory Agreement is included in the Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). The reports are also available, free of charge, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).
The Fund and the Subsidiary each pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each, and is calculated at the following annual rate.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)
Janus Henderson Global Unconstrained Bond Fund	First $1 Billion Next $2 Billion Over $3 Billion	0.65 0.62 0.60

To the extent the Fund invests its assets in the Subsidiary, Janus Capital does not collect fees that it would otherwise be entitled in an amount equal to the fee rate that Janus Capital receives from the Subsidiary.
Information relating to the Subsidiary advisory agreement is contained in the section titled “Management and Operation of the Subsidiary.”
Expense Limitation
Janus Capital agreed by contract to waive the advisory fee payable by the Fund, or reimburse expenses, in an amount equal to the amount, if any, that the Fund’s normal operating expenses, which include the other expenses of the Subsidiary, in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each class of the Fund, refer to the “Fees and Expenses of the Fund” table in the Fund Summary of each Prospectus. Provided that Janus Capital remains investment adviser to the Fund, Janus Capital has agreed to continue the waiver until at least November 1, 2017.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Global Unconstrained Bond Fund	0.82

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The following table summarizes the investment advisory fees paid by the Fund and any advisory fee waivers pursuant to the investment advisory fee agreement in effect during the last three fiscal years ended June 30, unless otherwise noted.
	2016		2015		2014 (1)
Fund Name	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)/ Recoupment	Advisory Fees	Waivers(–)
Janus Henderson Global Unconstrained Bond Fund	$8,692,576	– $147	$5,969,132	– $9,497/	$7,563	– $7,563 (3)
				$4,712 (2)

(1)	May 27, 2014 (effective date) to June 30, 2014.
(2)	Amount shown reflects Janus Capital’s recoupment of previously waived or reimbursed expenses of the Fund.
(3)	The fee waiver by Janus Capital exceeded the advisory fee.

Payments to Financial Intermediaries By Janus Capital or Its Affiliates
In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell certain classes of Shares of Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A Shares and Class C Shares, and for certain financial intermediaries with advisory platforms, Class I Shares, are AIG Advisor Group, Inc. and its broker-dealer subsidiaries; Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley Smith Barney, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; and Wells Fargo Advisors, LLC and its broker-dealer affiliates. These fees may be in addition to fees paid from the Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.
In addition, for all share classes (with the exception of Class D Shares and Class N Shares), Janus Capital, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other non-distribution related shareholder or administrative services in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid from the Fund’s assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.
Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund
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analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you.
Additional Information About Janus Capital
Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.
With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital, an account may participate in a Primary Offering if the portfolio managers believe the Primary Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. The Primary Offering allocation procedures generally require that all securities purchased in a Primary Offering be allocated to all participating accounts based upon a portfolio manager’s initial indication of interest (i.e., the desired number of securities or the aggregate amount to be invested). To the extent a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund participates in a Primary Offering, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund.
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Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes. In certain circumstances, and subject to the Primary Offering allocation procedures, Janus Capital may deviate from these procedures to account for allocation sizes that are deemed, by the portfolio managers, to be de minimis to certain eligible accounts or to address situations specific to individual accounts (e.g., cash limitations, position weightings, etc.). Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.
In connection with investment in People’s Republic of China (“PRC”) local market securities, Janus Capital has developed Qualified Foreign Institutional Investor (“QFII”) allocation procedures to address potential conflicts of interest and to equitably and effectively administer QFII operations and the allocation of available investment quota. Janus Capital seeks to allocate quota and administer its QFII role in the best interests of various participating accounts. The procedures also seek to address and mitigate instances where conflicts of interest could exist with regard to the repatriation of assets. Janus Capital will seek to make quota allocation decisions and administer its QFII role without regard to any potential loss of quota which may occur if participating accounts determine to repatriate assets and there is not sufficient interest across other accounts to utilize the available quota. The procedures address additional considerations related to a given account’s objectives, policies and strategies. Janus Capital will consider, among other things, the appropriateness of investment in PRC local market securities in light of the objective, investment time horizon and risk management objectives of the account, whether the account’s liquidity position after a desired quota allocation would continue to maintain a level deemed to be adequate, and whether the desired quota allocation is deemed to be de minimis and the resulting burdens on administration and custody costs to the account outweigh perceived benefit of an investment.
Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.
Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.
The Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.
Pursuant to the provisions of the 1940 Act, Janus Henderson mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.
The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of the Janus Capital “funds of funds,” which are funds that primarily invest in other Janus Henderson mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Capital funds of funds and the other Janus Henderson mutual funds. The Trustees intend to address any such conflicts as deemed appropriate.
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Janus Capital Ethics Rules
Janus Capital and Janus Henderson Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Policy, Gift and Entertainment Policy, and Outside Business Activity Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Henderson Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.
Under the Personal Trading Policy, all Janus Capital and Janus Henderson Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Henderson Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Personal Trading Policy. All personnel of Janus Capital, Janus Henderson Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Trading Policy.
In addition to the pre-clearance requirement described above, the Personal Trading Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Trading Policy and under certain circumstances Janus Capital and Janus Henderson Distributors personnel may be required to forfeit profits made from personal trading.
Proxy Voting Policies and Procedures
The Fund’s Trustees have delegated to Janus Capital the authority to vote all proxies relating to the Fund’s portfolio securities in accordance with Janus Capital’s own policies and procedures. A summary of Janus Capital’s policies and procedures is available without charge: (i) upon request, by calling 1-800-525-0020; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.
A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janushenderson.com/proxyvoting.
The Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janushenderson.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.
Janus Capital Management LLC Proxy Voting Summary For Mutual Funds
Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.
Proxy Voting Procedures
Janus Capital has developed proxy voting guidelines (the “Janus Guidelines”) that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital’s portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Proxy Voting Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Proxy Voting Committee establishes its recommendations and revises the Janus Guidelines, they are distributed to Janus Capital’s portfolio managers for review and implementation. Mutual fund proxies are generally voted in accordance with the Janus Guidelines. However, upon request,
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certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.
While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital’s portfolio managers, it does not have proxy voting authority for any proprietary or nonproprietary mutual fund. In addition, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service provides research and recommendations on proxy issues. Janus Capital’s portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The Fund may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, the Fund cannot vote the shares. The portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager has discretion to vote differently than the Janus Guidelines.
The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Janus Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.
Proxy Voting Policies
As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.
Board of Directors Issues
Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
Auditor Issues
Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.
Equity and Executive Compensation Issues
Janus Capital reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Janus Capital will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Capital will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Janus Capital).
General Corporate Issues
Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in such a way that they give
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shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.
Shareholder Proposals
If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital’s first priority is to act as a fiduciary in the best financial interests of its clients. Janus Capital recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus Capital strives to balance these issues in a manner consistent with its fiduciary obligations. Janus Capital will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Janus Capital will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

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Custodian, transfer agent, and certain affiliations

State Street Bank and Trust Company (“State Street”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund and the Subsidiary, and of an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund’s securities and cash held outside the United States. The Fund’s Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.
Deutsche Bank AG (“Deutsche Bank”) acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement (“Lending Agreement”). In addition, The Bank of New York Mellon and JPMorgan Chase Bank may act as limited purpose subcustodians in connection with certain reverse repurchase transactions completed in connection with the Lending Agreement.
Janus Services LLC (“Janus Services”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other non-distribution related shareholder services for the Fund.
Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Fund’s Trustees have set limits on fees that the Fund may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class D Shares of the Fund pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of the Fund for shareholder services provided by Janus Services.
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares, and Class T Shares of the Fund for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.
Shareholder services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.
For the fiscal years ended June 30, unless otherwise noted, the total amounts paid by Class D Shares, Class R Shares, Class S Shares, and Class T Shares of the Fund to Janus Services for administrative services are summarized below. For Class R Shares, Class S Shares, and Class T Shares, Janus Services pays out all or substantially all of the amount reflected as compensation to broker-dealers and service providers. Amounts for certain share classes may include the reimbursement of administrative services fees by Janus Capital to the Fund.
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	2016	2015	2014
Fund Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees(1)
Janus Henderson Global Unconstrained Bond Fund
Class D Shares	$ 15,803	$ 9,294	$ 13
Class R Shares	$ 401	$ 49(2)	N/A
Class S Shares	$ 1,158	$ 728	$ 12
Class T Shares	$433,410	$297,334	$ 944

(1)	May 27, 2014 (effective date) to June 30, 2014.
(2)	February 6, 2015 (commencement of Class R Shares) to June 30, 2015.
Janus Services is compensated for its services related to Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders.
Through Janus Services, the Fund pays DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for certain broker-controlled accounts and closed accounts. These fees are in addition to any administrative services fees paid to Janus Services. The Fund also uses and pays for DST systems to track and process contingent deferred sales charges. These fees are only charged to classes of the Fund with contingent deferred sales charges, as applicable.
Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund. Janus Henderson Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Henderson Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus Henderson Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Henderson Distributors continuously offers the Fund’s Shares and accepts orders at NAV per share of the relevant class. The cash-compensation amount or rate at which Janus Henderson Distributors’ registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

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Portfolio transactions and brokerage

Janus Capital places all portfolio transactions of the Fund. Janus Capital has a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below. The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.
Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital’s knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, Janus Capital must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital’s own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer’s sale of Fund shares when choosing a broker-dealer to effect transactions.
The Fund may engage a prime broker to facilitate short sale transactions. A prime broker may provide services and products to Janus Capital in connection with the lending, short selling facilities, and related services the prime broker provides to the Fund and other clients. These services may include, without limitation, electronic interfaces, software, and various reports in connection with short sale activity. As a result of these services and products, Janus Capital may have an incentive to use a prime broker to effect transactions for the Fund or to accept less favorable pricing for prime brokerage services (including interest and similar charges on short positions).
“Cross trades,” in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Fund’s Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus Henderson-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus Henderson fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.
For the fiscal year ended June 30, 2016, the total brokerage commissions paid by the Fund to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Fund are summarized below.
Fund Name	Commissions	Transactions
Janus Henderson Global Unconstrained Bond Fund	$191,596	$308,650,043

Janus Capital does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital does, however, have internal procedures for allocating
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transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Janus Capital has entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Janus Capital with research or brokerage services, as permitted under Section 28(e) of the Securities Exchange Act of 1934. CCAs allow Janus Capital to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Janus Capital are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital, and such research may not necessarily be used by Janus Capital in connection with the same accounts that paid commissions to the broker providing such brokerage and research products and services. Such products and services may not always be used in connection with management of the Fund. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services.
Janus Capital may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but “step-out” all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital directs that broker-dealer to designate a portion of the broker-dealer’s commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital’s receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital has an incentive to continue to engage in such transactions; however, Janus Capital only intends to utilize step-out transactions and new issue designations when it believes that doing so would not hinder best execution efforts.
When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.
The following table lists the total amount of brokerage commissions paid by the Fund for the fiscal years ended June 30, unless otherwise noted.
Fund Name	2016	2015	2014
Janus Henderson Global Unconstrained Bond Fund	$284,475	$101,090	$ — (1)

(1)	May 27, 2014 (effective date) to June 30, 2014.
Brokerage commissions paid by the Fund may vary significantly from year to year because of portfolio turnover rates, shareholder, broker-dealer, or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.
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As of June 30, 2016, the Fund owned securities of its regular broker-dealers (or parents) as shown below:
Fund Name	Name of Broker-Dealer	Value of Securities Owned
Janus Henderson Global Unconstrained Bond Fund	Banc of America Alternative Loan Trust 2005-9	$ 4,735,763
	Banc of America Funding 2005-5 Trust	608,388
	Banc of America Funding 2006-7 Trust	1,454,596
	Banc of America Funding 2007-2 Trust	1,432,565
	Banc of America Mortgage 2007-1 Trust	34,401
	Banc of America Mortgage Trust 2004-5	119,422
	Bank of America Corp.	14,794,944
	Bank of America Corp.	4,062,639
	Bank of America Corp.	1,607,630
	JP Morgan Mortgage Trust 2005-S3	3,542,244
	JP Morgan Mortgage Trust 2005-S3	2,060,381
	JP Morgan Mortgage Trust 2007-S1	1,784,420
	JPMorgan Chase & Co.	5,120,569
	Morgan Stanley Mortgage Loan Trust 2006-11	5,775,034
	Morgan Stanley Mortgage Loan Trust 2006-17XS	854,275
	Morgan Stanley Mortgage Loan Trust 2006-2	631,899
	Nomura Holdings, Inc.	5,947,247

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Shares of the trust

Net Asset Value Determination
As stated in the Fund’s Prospectuses, the net asset value (“NAV”) of the Shares of each class of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value.
Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
To the extent there are any errors in the Fund’s NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.
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Purchases
With the exception of Class D Shares and Class I Shares, Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and Class I Shares may be purchased directly with the Fund in certain circumstances as provided in the Fund’s Prospectuses. Not all financial intermediaries offer all classes. Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses. Certain Shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. Under certain circumstances, the Fund may permit an in-kind purchase of Class A Shares, Class C Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, or Class T Shares.
Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value Determination.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Fund’s Prospectuses will provide you with detailed information about investing in the Fund.
Janus Capital has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
Class A Shares
The price you pay for Class A Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Henderson Distributors, the Trust’s distributor, as shown in the table, except where Janus Henderson Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Henderson Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.
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Amount of Purchase at Offering Price	Sales Charge as a Percentage of Offering Price*	Sales Charge as a Percentage of Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $50,000	4.75%	4.99%	4.25%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.50%	2.56%	2.25%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 but under $4,000,000**	0.00%	0.00%	1.00%
$4,000,000 but under $10,000,000**	0.00%	0.00%	0.50%
$10,000,000 and above**	0.00%	0.00%	0.25%
*	Offering Price includes the initial sales charge.
**	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Fund and other Janus Henderson funds that are offered with a sales charge to take advantage of lower sales charges.
The following table shows the aggregate amount of underwriting commissions paid to Janus Henderson Distributors from proceeds of initial sales charges paid by investors on Class A Shares (substantially all of which were paid out to financial intermediaries) for the fiscal years ended June 30, unless otherwise noted.
	Aggregate Sales Commissions
Fund Name	2016	2015	2014
Janus Henderson Global Unconstrained Bond Fund
Class A Shares	$283,676	$1,154,212	$ — (1)

(1)	May 27, 2014 (effective date) to June 30, 2014.
During the fiscal years ended June 30, unless otherwise noted, Janus Henderson Distributors retained the following upfront sales charges.
	Upfront Sales Charges
Fund Name	2016	2015	2014
Janus Henderson Global Unconstrained Bond Fund
Class A Shares	$22,076	$95,380	$ — (1)

(1)	May 27, 2014 (effective date) to June 30, 2014.
Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares
Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.
Janus Henderson Distributors also receives amounts pursuant to Class A Share, Class C Share, Class R Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the “Distribution and Shareholder Servicing Plans” and “Redemptions” sections, respectively, of this SAI.
Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.
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Distribution and Shareholder Servicing Plans
Class A Shares, Class R Shares, and Class S Shares
As described in the Prospectuses, Class A Shares, Class R Shares, and Class S Shares have each adopted distribution and shareholder servicing plans (the “Class A Plan,” “Class R Plan,” and “Class S Plan,” respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares, Class R Shares, or Class S Shares of the Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares, Class R Shares, and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares, Class R Shares, and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares, Class R Shares, and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Henderson Distributors, the Fund’s distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares, Class R Shares, and Class S Shares, which became effective on July 6, 2009.
Class C Shares
As described in the Prospectuses, Class C Shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in the sale of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.
The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Henderson Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.
Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
For the fiscal year ended June 30, 2016, under each Class’ respective Plan, Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund in total paid $661,203 to Janus Henderson Distributors (substantially all of which Janus
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Henderson Distributors paid out as compensation to broker-dealers and other service providers). The dollar amounts and the manner in which these 12b-1 payments were spent are summarized below.
Fund Name	Advertising and Literature	Prospectus Preparation, Printing and Mailing	Payment to Brokers
Janus Henderson Global Unconstrained Bond Fund
Class A Shares	$996	$ 1,569	$155,066
Class C Shares	$667	$ 1,527	$181,901
Class R Shares	$ 4	$14,810	$ 641
Class S Shares	$ 7	$ 1,458	$ 1,069

Redemptions
Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and, in certain circumstances, Class I Shares may be redeemed directly with the Fund. Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s Shares. Redemptions by these large shareholders of their holdings in the Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If the Fund makes an in-kind payment, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Fund for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined.
The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
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Class A Shares
A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.
Class C Shares
A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.
For the fiscal years ended June 30, unless otherwise noted, the total amounts received by Janus Henderson Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below.
	Contingent Deferred Sales Charges
Fund Name	2016	2015	2014
Janus Henderson Global Unconstrained Bond Fund
Class A Shares	$ 718	$4,864	$ — (1)
Class C Shares	$40,572	$9,632	$ — (1)

(1)	May 27, 2014 (effective date) to June 30, 2014.
Processing or Service Fees
Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

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Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.
It is a policy of the Fund to make distributions of substantially all of its net investment income and any realized net capital gains at least annually. Any net capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Fund declares dividends daily and makes monthly distributions of net investment income. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month.
Fund Taxation
The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.
A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.
Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. In certain circumstances, the Fund may be required to accrue income on an investment prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. In certain cases, the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.
The Fund’s investments in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognizes taxable income, which in turn must be distributed even though the Fund may not have received any income upon such an event.
Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year and the Fund qualifies under Section 853 of the Internal Revenue Code, the Fund may elect to pass through such taxes to shareholders. If the Fund makes such an election,
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foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.
Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
The Fund may utilize foreign currency contracts in an effort to limit foreign currency risk. The value of foreign currency contracts can vary widely from month-to-month, which may result in gains one month and losses the next month. If the Fund distributes such gains during a monthly distribution (if applicable) and subsequently realizes foreign currency losses due to exchange rate fluctuations, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
The Fund’s investments in REIT equity securities, if any, may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to an IRS notice, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) may be subject to federal income tax in all events. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which the Fund may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders: (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income; and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. This may impact the Fund’s performance.
The Fund’s investments in REITs, if any, may require the Fund to pass through certain “excess inclusion income” as “unrelated business taxable income” (“UBTI”). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Fund regarding recent IRS pronouncements about the treatment of such income for certain tax-exempt investors.
The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.
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Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the IRS could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.
The Fund may invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. The IRS has previously issued private letter rulings to mutual funds (but not the Fund) in which the IRS specifically concluded that income derived from investment in a wholly-owned subsidiary of a fund would be qualifying income. The Fund has obtained an opinion from legal counsel that the income and gain the Fund derives from the Subsidiary should be qualifying income for the purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Currently, the IRS has suspended the issuance of such private letter rulings pending a review of its position. There is a risk that the IRS could assert that the income and gain derived from the Fund’s investment in the Subsidiary, and the income and gain from the Fund’s investments in commodity-linked notes, would not be considered qualifying income for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. If the IRS makes an adverse determination relating to the treatment of such income and gain, the Fund would likely need to significantly change its investment strategies, which could adversely affect the Fund.
Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, and be taxed as such.
In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the United States and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.
The Subsidiary will be treated as a controlled foreign corporation (“CFC”). The Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.
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Shareholder Taxation
All income dividends and capital gains distributions, if any, on the Fund’s Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the first business day following the record date, unless the shareholder has elected to receive distributions in cash. Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions from the Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. Dividends paid by the Fund may also qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from most REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Fund’s corporate shareholders. Distributions from the Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.
Distributions declared by the Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.
Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.
When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, the Fund is required to withhold 28% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. The Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

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Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of Janus Capital as that term is defined by the 1940 Act.
Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, as supplemented, collectively, the two registered investment companies consist of 65 series or funds.
The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.
TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	65	Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	65	Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).
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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	65	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	65	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	65	Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).
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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	65	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	65	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	65	Independent Trustee, Henderson Global Funds (13 portfolios) (since 2015); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	65	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
William H. Gross 151 Detroit Street Denver, CO 80206 DOB: 1944	Executive Vice President and Portfolio Manager Janus Henderson Global Unconstrained Bond Fund	10/14-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Managing Director, Chief Investment Officer, and a founding partner of Pacific Investment Management Company LLC (“PIMCO”) (1971-2014).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.
*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.
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Alan A. Brown:  Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013.
William D. Cvengros:  Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.
Raudline Etienne:  Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Advisor to a global strategy firm, and a Fund Independent Trustee since 2016.
William F. McCalpin:  Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.
Gary A. Poliner:  Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Fund Independent Trustee since 2016.
James T. Rothe:  Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.
William D. Stewart:  Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.
Linda S. Wolf:  Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.
General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus Henderson funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus Henderson funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus Henderson funds’ service providers, including the investment management agreements with Janus Capital and any applicable subadviser. The Trustees are also responsible for determining or changing each Janus Henderson fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Janus Henderson funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Janus Henderson funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Janus Henderson funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus Henderson funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus Henderson funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus Henderson fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Henderson funds in the complex.
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Committees of the Board
The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Nominating and Governance Committee, and Pricing Committee. The table below shows the committee members as of the date of this SAI. The composition of certain committees was different throughout the fiscal year. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:
	Summary of Functions	Members * (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended June 30, 2016
Audit Committee	Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.	William D. Cvengros (Chair) Gary A. Poliner William D. Stewart	8
Brokerage Committee	Reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of portfolio transactions.	Alan A. Brown (Chair) James T. Rothe William D. Stewart	4
Investment Oversight Committee	Oversees the investment activities of the Trust’s funds and reviews various matters related to the operations of the Janus Henderson money market funds, including compliance with their Money Market Fund Procedures.	William F. McCalpin (Chair) Alan A. Brown William D. Cvengros(1) Raudline Etienne Gary A. Poliner James T. Rothe William D. Stewart Linda S. Wolf	5
Legal and Regulatory Committee	Oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, and oversees the implementation and administration of the Trust’s Proxy Voting Guidelines.	Linda S. Wolf (Chair) Alan A. Brown William F. McCalpin Gary A. Poliner	8
Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	James T. Rothe (Chair) William F. McCalpin Linda S. Wolf	6
Pricing Committee	Determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees and reviews other matters related to the pricing of securities.	William D. Stewart (Chair) Raudline Etienne James T. Rothe Linda S. Wolf	4

*	Raudline Etienne and Gary A. Poliner were elected as new Fund Trustees at a joint Special Meeting of Shareholders on June 14, 2016.
(1)	Mr. Cvengros serves as the Lead Trustee for money market matters.
Board Oversight of Risk Management
Janus Capital, as part of its responsibilities for the day-to-day operations of the Janus Henderson funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus Henderson funds’ operations, oversees Janus Capital’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus Henderson funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its
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officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Janus Henderson funds’ other service providers and from independent consultants hired by the Board.
Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with Janus Henderson fund transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus Henderson fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus Henderson funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Capital’s Chief Compliance Officer, discusses relevant risk issues that may impact the Janus Henderson funds and/or Janus Capital’s services to the funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus Henderson funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Janus Henderson funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of Janus Capital to provide services to the funds.
The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus Henderson funds’ risk management process.
Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.
As of December 31, 2015, the Trustees owned securities of the Fund described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Henderson Funds”).
Name of Trustee*	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees
William F. McCalpin	None	Over $100,000(1)
Alan A. Brown	None	Over $100,000
William D. Cvengros	None	Over $100,000
James T. Rothe	None	Over $100,000(1)
William D. Stewart	None	Over $100,000
Linda S. Wolf	None	Over $100,000(1)

*	Raudline Etienne and Gary A. Poliner were elected as new Fund Trustees at a joint Special Meeting of Shareholders on June 14, 2016.
(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.
The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from
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other Janus Henderson funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Fund’s Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.
To the best knowledge of the Trust, the following table shows the aggregate compensation paid to each Independent Trustee by the Fund described in this SAI and all Janus Henderson Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Henderson Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”).
Name of Person, Position	Aggregate Compensation from the Fund for fiscal year ended June 30, 2016	Total Compensation from the Janus Henderson Funds for calendar year ended December 31, 2015(1)(2)
Independent Trustees
William F. McCalpin, Chairman and Trustee(3)(4)	$6,077	$382,000
Alan A. Brown, Trustee(4)	$4,365	$269,000
William D. Cvengros, Trustee(4)	$4,763	$272,000
Raudline Etienne, Trustee*	$3,784	$264,000
Gary A. Poliner, Trustee**	$2,104	N/A
James T. Rothe, Trustee(4)	$4,475	$279,000
William D. Stewart, Trustee(4)	$4,525	$267,000
Linda S. Wolf, Trustee(4)	$4,365	$282,000

*	Raudline Etienne served as independent consultant to the Trustees during the period June 2, 2014 to June 13, 2016. Ms. Etienne received Total Compensation from the Janus Henderson Funds in the amount reflected above during the calendar year ended December 31, 2015 for serving as an independent consultant to the Trustees. The Aggregate Compensation reflected above is for the period July 1, 2015 to June 30, 2016. Ms. Etienne was elected as a Fund Trustee on June 14, 2016.
**	Gary A. Poliner served as independent consultant to the Trustees during the period January 1, 2016 to June 13, 2016, and therefore received no compensation from the Janus Henderson Funds prior to January 1, 2016. The Aggregate Compensation reflected above is for the period January 1, 2016 to June 30, 2016. Mr. Poliner was elected as a Fund Trustee on June 14, 2016.
(1)	For all Trustees, includes compensation for service on the boards of two Janus Capital trusts comprised of 58 portfolios.
(2)	Total Compensation received from the Janus Henderson Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $38,200 and James T. Rothe $279,000.
(3)	Aggregate Compensation received from the Fund and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)	Aggregate Compensation received from the Fund and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as chair of, or as Lead Trustee for, one or more committees of the Board of Trustees during certain periods.
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Janus Investment Personnel
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio manager as of June 30, 2016. If applicable, accounts included under Other Registered Investment Companies may include subadvised accounts and non-U.S. registered investment companies. No accounts included in the totals listed below have a performance-based advisory fee.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
William H. Gross	Number of Other Accounts Managed	3	1	None
	Assets in Other Accounts Managed	$411,445,583	$15,036,938	None

Material Conflicts
As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus Henderson funds, pooled investment vehicles, or separately managed accounts, which may have materially lower or higher fees than the Fund. As such, fees earned by Janus Capital may vary among these accounts. Janus Capital or an affiliate may also provide seed capital to one or more of these accounts. In addition, the portfolio manager may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on his compensation than others. Under certain circumstances, the portfolio manager (or portfolio manager’s family members) may own the same securities as those held in the Fund’s portfolio. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by the portfolio manager (or portfolio manager’s family members) of the same securities held in the Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Ethics Rules.
Janus Capital is the adviser to the Fund and the Janus Capital “funds of funds,” which are funds that invest primarily in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Capital “funds of funds” and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Capital “fund of funds” to the Fund. For example, the Janus Capital “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing Janus Capital the opportunity to recoup expenses it previously waived or reimbursed for the Fund, or to reduce the amount of seed capital investment needed by Janus Capital for the Janus Henderson funds. In addition, the Janus Capital “funds of funds” portfolio managers, Enrique Chang, who also serves as President, Head of Investments of Janus Capital, and oversees equity and fundamental fixed-income trading, and Ashwin Alankar, who also serves as Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital, each have regular and continuous access to information regarding the holdings and trade details of the Fund, as well as knowledge of, and potential impact on, investment strategies and techniques of the Fund.
Compensation Information
The following describes the structure and method of calculating the portfolio manager’s compensation as of June 30, 2016.
The portfolio manager is compensated for managing the Fund and any other funds, portfolios, or accounts for which he has exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
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Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and consist of a mixture of JHG restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus Henderson mutual fund investments selected by the portfolio manager.
The portfolio manager’s variable compensation is discretionary and is determined by Janus Capital management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Capital’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.
Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.
The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JHG’s Executive Income Deferral Program.
Ownership of Securities
As of June 30, 2016, the portfolio manager beneficially owned securities of the Fund in the dollar range shown in the following table. The last column of the table also reflects the portfolio manager’s aggregate beneficial ownership of all mutual funds advised by Janus Capital within the Janus Henderson family of funds (collectively, the “Janus Henderson Funds”).
Investment Personnel	Dollar Range of Equity Securities in the Fund Managed		Aggregate Dollar Range of Equity Securities in Janus Henderson Funds
William H. Gross	Janus Henderson Global Unconstrained Bond Fund	Over $1,000,000	Over $1,000,000

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Principal shareholders

As of September 30, 2016, the officers and Trustees as a group owned approximately 60.6% of Class I Shares of the Fund and no outstanding Shares of any other class of the Fund. In addition, an investment by Janus Capital’s funds of funds may comprise a significant percentage of a share class or the Fund. As of September 30, 2016, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Fund is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of the Fund, or is identified as the record owner of more than 25% of the Fund and has voting and/or investment powers, that person or entity may be presumed to control the Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. In addition, a large redemption by a controlling shareholder could significantly reduce the asset size of the Fund, which may adversely affect the Fund’s investment flexibility, portfolio diversification, and expense ratio.
To the best knowledge of the Trust, as of September 30, 2016, no other person or entity owned beneficially 5% or more (or beneficially owned more than 25%) of the outstanding Shares of any class of the Fund, except as shown. As of September 30, 2016, William H. Gross, portfolio manager of the Fund, is deemed to control the Fund by virtue of owning more than 25% of the outstanding Shares of the Fund. To the extent that Janus Capital, an affiliate, or an individual, such as the Fund’s portfolio manager(s), owns a significant portion of the Shares of any class of the Fund or the Fund as a whole, the redemption of those Shares may have an adverse effect on the Fund, a share class, and/or its shareholders. Janus Capital may consider the effect of redemptions on the Fund and the Fund’s other shareholders in deciding whether to redeem its Shares. In certain circumstances, Janus Capital’s or JHG’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, entities other than Janus Capital shown as owning more than 25% of the outstanding Shares of a class of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.
Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Unconstrained Bond Fund Class A Shares	Janus Capital Group Inc. Denver, CO	22.07%*
	Morgan Stanley & Co Jersey City, NJ	20.72%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	14.23%
	Pershing LLC Jersey City, NJ	9.70%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	8.76%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	8.06%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.
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Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Unconstrained Bond Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	25.74%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	24.14%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	14.36%
	Pershing LLC Jersey City, NJ	9.67%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.02%
Janus Henderson Global Unconstrained Bond Fund Class I Shares	Morgan Stanley & Co Jersey City, NJ	63.48%**
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	14.58%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	8.45%**
Janus Henderson Global Unconstrained Bond Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	83.17%
	Reliance Trust Co FBO RTC CIT R/R Atlanta, GA	7.91%
Janus Henderson Global Unconstrained Bond Fund Class R Shares	Sammons Financial Network LLC West Des Moines, IA	80.90%
	Janus Capital Group Inc. Denver, CO	19.10%*
Janus Henderson Global Unconstrained Bond Fund Class S Shares	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	72.77%
	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	9.58%
	Janus Capital Group Inc. Denver, CO	7.84%*
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.
**	Shares are held of record on behalf of customers. With respect to Morgan Stanley & Co. and Charles Schwab & Co. Inc., 60.6% represents outstanding Class I Shares held beneficially by William H. Gross (including his family), 520 Newport Center Drive, Suite 420, Newport Beach, California 92660. Mr. Gross (including his family) beneficially owns 47.5% of the outstanding Shares of the Fund.
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Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Unconstrained Bond Fund Class T Shares	Charles Schwab & Co Inc. Reinvest Account San Francisco, CA	30.11%
	National Financial Svcs Corp For the Exclusive Benefit of Our Customers Jersey City, NJ	27.53%
	LPL Financial Omnibus Customer Account San Diego, CA	11.97%
	Janus Capital Group Inc. Denver, CO	11.55%*
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	11.00%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

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Miscellaneous information

The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 52 series of shares, known as “Funds.” Each Fund presently offers interests in different classes of shares as described in the table below.
Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Emerging Markets Fund	x	x	x	x				x	x
Janus Henderson Adaptive Global Allocation Fund	x	x	x	x		x		x	x
Janus Henderson All Asset Fund	x	x	x	x		x		x	x
Janus Henderson Asia Equity Fund	x	x	x	x				x	x
Janus Henderson Balanced Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Contrarian Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson Diversified Alternatives Fund	x	x	x	x		x		x	x
Janus Henderson Dividend & Income Builder Fund	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Fund	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Managed Volatility Fund	x	x	x	x				x	x
Janus Henderson Enterprise Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson European Focus Fund	x	x	x	x		x		x	x
Janus Henderson Flexible Bond Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Forty Fund(1)	x	x		x		x	x	x	x
Janus Henderson Global Allocation Fund – Conservative(2)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Growth(2)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Moderate(2)	x	x	x	x				x	x
Janus Henderson Global Bond Fund	x	x	x	x		x		x	x
Janus Henderson Global Equity Income Fund	x	x	x	x		x		x	x
Janus Henderson Global Income Managed Volatility Fund	x	x	x	x				x	x
Janus Henderson Global Life Sciences Fund(2)	x	x	x	x				x	x
Janus Henderson Global Real Estate Fund(1)	x	x	x	x				x	x
Janus Henderson Global Research Fund(2)	x	x	x	x			x	x	x
Janus Henderson Global Select Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson Global Technology Fund(2)	x	x	x	x				x	x
Janus Henderson Global Unconstrained Bond Fund	x	x	x	x		x	x	x	x
Janus Henderson Global Value Fund(2)	x	x	x	x		x		x	x
Janus Henderson Government Money Market Fund(2)			x						x
Janus Henderson Growth and Income Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson High-Yield Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson International Long/Short Equity Fund	x	x	x	x		x		x	x
Janus Henderson International Managed Volatility Fund(1)	x	x	x	x		x		x	x
Janus Henderson International Opportunities Fund	x	x	x	x		x	x	x	x
Janus Henderson International Small Cap Fund	x	x	x	x		x		x	x
Janus Henderson International Value Fund	x	x	x	x		x		x	x
Janus Henderson Large Cap Value Fund(1)	x	x	x	x		x		x	x
Janus Henderson Mid Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Janus Henderson Money Market Fund(2)			x						x
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Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Henderson Multi-Sector Income Fund	x	x	x	x		x		x	x
Janus Henderson Overseas Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Real Return Fund	x	x	x	x				x	x
Janus Henderson Research Fund(2)	x	x	x	x		x		x	x
Janus Henderson Select Value Fund	x	x	x	x				x	x
Janus Henderson Short-Term Bond Fund(2)	x	x	x	x		x		x	x
Janus Henderson Small Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Janus Henderson Strategic Income Fund	x	x	x	x		x		x	x
Janus Henderson Triton Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson U.S. Core Fund(1)(2)	x	x	x	x		x		x	x
Janus Henderson U.S. Growth Opportunities Fund	x	x	x	x		x		x	x
Janus Henderson U.S. Managed Volatility Fund(1)	x	x	x	x		x		x	x
Janus Henderson Value Plus Income Fund	x	x	x	x				x	x
Janus Henderson Venture Fund(2)	x	x	x	x		x		x	x

(1)	On July 6, 2009, the funds of the Janus Adviser Series trust reorganized into the Trust. As a result, certain funds noted above assumed the assets and liabilities of the corresponding Janus Adviser Series funds. The Fund described in this SAI has a fiscal year end of June 30.
(2)	On February 16, 2010, the Fund’s Class J Shares (the initial share class) were restructured into two separate share classes. Shareholders who held their shares directly with Janus Capital were transitioned to a newly created share class called “Class D Shares.” Shareholders who held their shares through an intermediary remained in Class J Shares, which was renamed “Class T Shares.”
Funds listed in the preceding table that are not marked with footnote (1) or (2) commenced operations after July 6, 2009.
Effective January 28, 2011, Janus Research Core Fund was reorganized into Janus Henderson Growth and Income Fund. Effective March 15, 2013, Janus Global Research Fund was reorganized into Janus Worldwide Fund, which was subsequently renamed Janus Henderson Global Research Fund. Effective April 5, 2013, Janus World Allocation Fund was reorganized into Janus Henderson Global Allocation Fund – Moderate. Effective April 24, 2015, INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund) was reorganized into Janus Henderson U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund). Effective April 28, 2017, Janus Fund was reorganized into Janus Henderson Research Fund. Effective April 28, 2017, Janus Twenty Fund was reorganized into Janus Henderson Forty Fund.
Janus Capital reserves the right to the name “Janus.” In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name “Janus” as soon as reasonably practicable.
Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder incurring a financial loss on account of their liability as a shareholder of the Fund is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of the Fund.
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.
Shares of the Trust
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or
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subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.
Shareholder Meetings
The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders’ rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.
Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.
Voting Rights
Each of the Trustees of the Trust, except Diane L. Wallace, was elected at a Special Meeting of Shareholders on June 14, 2016. Ms. Wallace was elected at a Special Meeting of Shareholders on April 25, 2017. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.
As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.
Master/Feeder Option
The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.
Management And Operation of the Subsidiary
The Subsidiary, Janus Global Unconstrained Bond Subsidiary, Ltd., is an exempted company organized under the laws of the Cayman Islands, with its registered office at Maples Corporate Services Limited (“MCS”), PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. The Subsidiary’s affairs are overseen by a board currently consisting of one Director, Michelle Rosenberg, Chief Legal Counsel of the Fund. The Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors. The Subsidiary has entered into an investment advisory agreement with Janus Capital whereby Janus Capital provides investment advisory services to the Subsidiary.
The Subsidiary pays Janus Capital a management fee based on the average daily net assets of the Subsidiary and is calculated at the annual rate of 0.65% for the first $1 billion of the average daily closing net asset value of the Fund and Subsidiary, 0.62% for the next $2 billion in assets, and 0.60% for assets in excess of $3 billion. Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.
The advisory agreement with Janus Capital with respect to the Subsidiary will continue in effect from year to year so long as such continuance is approved annually by a majority of the Fund’s Independent Trustees, and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The agreement: (i) may be terminated without the
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payment of any penalty by the Fund or either party on 60 days’ written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent otherwise required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.
The Subsidiary, and in turn the Fund indirectly, will bear fees and expenses incurred in connection with the custody, transfer agency, and audit services that the Subsidiary receives.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund’s annual financial statements and compiles its tax returns.
Registration Statement
The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

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Financial statements

Documents Incorporated By Reference to the Annual Report of Janus Investment Fund (Audited)
The following audited financial statements for the year ended June 30, 2016 are hereby incorporated into this SAI by reference to the Annual Report dated June 30, 2016.
•	Schedule of Investments as of June 30, 2016
•	Statement of Assets and Liabilities as of June 30, 2016
•	Statement of Operations for the year ended June 30, 2016
•	Statements of Changes in Net Assets for each of the periods indicated
•	Financial Highlights for each of the periods indicated
•	Notes to Schedule of Investments
•	Notes to Financial Statements
•	Report of Independent Registered Public Accounting Firm
The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

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Appendix A

Explanation of Rating Categories
The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.
Standard & Poor’s Ratings Services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade
BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

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Fitch, Inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade
BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Short-Term Bond Rating	Explanation
F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.
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Moody’s Investors Service, Inc.

Bond Rating	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.
Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

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janushenderson.com
151 Detroit Street
Denver, Colorado 80206-4805
1-877-335-2687

▼	October 14, 2016 As Supplemented June 5, 2017
	Class D Shares† Ticker	Class T Shares Ticker
Money Market
Janus Henderson Government Money Market Fund	JGVXX	JAGXX
(formerly named Janus Government Money Market Fund)
Janus Henderson Money Market Fund	JNMXX	JAMXX
(formerly named Janus Money Market Fund)

Janus Investment Fund
Statement of Additional Information
†	Class D Shares are closed to certain new investors.
This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class D Shares and Class T Shares (collectively, the “Shares”) of Janus Henderson Government Money Market Fund and Janus Henderson Money Market Fund (each, a “Fund” and collectively, the “Funds”). The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust (the “Trust”), and are managed by Janus Capital Management LLC (“Janus Capital”). The name change for each Fund was effective June 5, 2017.
This SAI is not a Prospectus and should be read in conjunction with the Funds’ Prospectuses dated October 14, 2016, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectuses. The Annual Report, which contains important financial information about the Funds, is incorporated by reference into this SAI. The Annual and Semiannual Reports are available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares), or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Investment policies and restrictions, and investment strategies and risks	2
Investment adviser and administrator	16
Custodian, transfer agent, and certain affiliations	22
Portfolio transactions and brokerage	23
Purchase of shares	25
Redemption of shares	26
Liquidity fees and gates	27
Shareholder accounts	28
Tax-deferred accounts	29
Dividends and tax status	30
Trustees and officers	32
Principal shareholders	40
Miscellaneous information	41
Financial statements	44
Appendix A	45
Description of Securities Ratings	45
Appendix B	47
Description of Municipal Securities	47
1

Investment policies and restrictions,
and investment strategies and risks

Janus Investment Fund
This Statement of Additional Information includes information about 2 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.
Adviser
Janus Capital Management LLC (“Janus Capital”) is the investment adviser for each Fund.
Investment Policies and Restrictions Applicable to the Funds
Each Fund has adopted certain fundamental investment policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy.
As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term “U.S. Government securities” shall have the meaning set forth in the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.
Each Fund has adopted the following fundamental policies and restrictions:
(1)  With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
Each Fund may not:
(2)  Purchase securities if 25% or more of the value of a Fund’s total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund’s investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).
(3)  Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.
(4)  Lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).
(5)  Purchase or sell real estate or any interest therein, except that a Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.
(6)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)  Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions. The Funds may not issue “senior securities” in contravention of the 1940 Act.
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Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as that Fund.
Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, each Fund interprets restriction (1) in accordance with Rule 2a-7.
Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Board of Trustees (“Trustees”) without shareholder approval:
(1)  If a Fund is an underlying fund in a Janus Capital fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.
(2)  A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 5% of its net assets would be invested in securities, including repurchase agreements, which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the Fund (“illiquid securities”). The Trustees, or the Fund’s investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of liquidity factors affecting the security.
(3)  A Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.
(4)  A Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.
(5)  The Funds may not invest in companies for the purpose of exercising control of management.
Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that a Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.
For purposes of each Fund’s policies on investing in particular industries, each Fund relies primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, a Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Funds may change any source used for determining industry classifications without prior shareholder notice or approval.
Investment Strategies and Risks
Pursuant to Rule 2a-7, each Fund must limit its purchase of portfolio instruments to those that have a remaining maturity of 397 days or less, and that have been determined by Janus Capital to present minimal credit risks to a Fund pursuant to guidelines approved by the Trustees. In making its minimal credit risk determinations, Janus Capital will consider the capacity of each security’s issuer or guarantor to meet its financial obligations, and in doing so, consider, to the extent appropriate, the following factors, as required by Rule 2a-7: (i) the issuer’s or guarantor’s financial condition; (ii) the issuer’s or guarantor’s sources of liquidity; (iii) the issuer’s or guarantor’s ability to react to future market-wide and issuer- or guarantor-specific events, including the ability to repay debt in a highly adverse situation; and (iv) the strength of the issuer’s
3

or guarantor’s industry within the economy and relative to economic trends, and the issuer’s or guarantor’s competitive position within its industry. Pursuant to Rule 2a-7 and guidelines approved by the Trustees, Janus Capital will provide an ongoing review of the credit quality of each portfolio security to determine that the security continues to present minimal credit risks. A security may need to be sold if its maturity or credit quality is not acceptable under Rule 2a-7.
Under Rule 2a-7, a Fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.
The following is a discussion regarding types of securities in which a Fund may invest. This information supplements and should be read in conjunction with the Prospectuses.
Participation Interests
Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund’s interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or a part of the Fund’s participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security to provide liquidity or to maintain or improve the quality of the Funds’ investment portfolios. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.
Variable and Floating Rate Notes
Janus Henderson Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days’ notice. Janus Henderson Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government issuers. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.
Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.
Mortgage- and Asset-Backed Securities
The Funds may invest in commercial and residential mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.
Agency Mortgage-Related Securities.  The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.
4

The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
The Federal National Mortgage Association (“Fannie Mae”) issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.
In addition, the future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, to outright elimination of these entities. Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.
Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.
The Funds’ investments in mortgage-backed securities, including privately issued mortgage-related securities where applicable, may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
Structured Investments.  Structured investment vehicles and other similar vehicles (“structured vehicles”) issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and other asset-backed securities.
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Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles’ assets in finance companies, the Funds may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Funds.
Asset-Backed Securities.  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.
Privately Issued Mortgage-Related Securities.  Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, Janus Capital determines that the securities meet the Funds’ quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in Janus Capital’s opinion are illiquid if, as a result, more than 5% of a Fund’s total assets will be illiquid.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the United States has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active
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trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
A Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, Janus Capital takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, a Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Commercial Mortgage-Backed Securities.  A Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Collateralized Mortgage Obligations.  A Fund may invest in collateralized mortgage obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond
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begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches – known as support bonds, companion bonds or non-PAC bonds – which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with the Funds’ investments objectives and policies, Janus Capital may invest in various tranches of CMO bonds, including support bonds.
Securities Lending
Under procedures adopted by the Trustees, certain funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. Certain funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. A fund has discretion to pull back lent shares before proxy record dates and vote proxies if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a fund is unable to recover a security on loan, the fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the fund.
Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the funds and the affiliated cash management vehicle in which the cash collateral is invested, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the funds and the cash management vehicle. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Natural Disasters and Extreme Weather Conditions
Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
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Cyber Security Risk
With the increased use of the Internet to conduct business, the Funds are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Funds’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.
Cyber security failures or breaches by the Funds’ third party service providers (including, but not limited to, Janus Capital, custodians, transfer agents, and financial intermediaries), or the subadvisers (if applicable) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds may incur incremental costs to prevent cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While Janus Capital has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, a Fund purchases a fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 5% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.
Reverse repurchase agreements are transactions in which a Fund sells a fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.
Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the
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expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund’s portfolio, although a Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. A Fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.
When-Issued and Delayed Delivery Securities
Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. When-issued and delayed delivery securities in which the Funds may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, a Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value (“NAV”).
Investment Company Securities
From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent a Fund is an underlying fund in a Janus Capital fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G).
Debt Obligations
Janus Henderson Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933, as amended (the “1933 Act”), or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors; accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.
Auction Market and Remarketed Preferred Stock
The Funds may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.
Obligations of Financial Institutions
Janus Henderson Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers’ acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of
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ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.
Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund’s yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.
Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
Foreign, Eurodollar, and to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.
U.S. Government Securities
To the extent permitted by its investment objective and policies, each Fund, particularly Janus Henderson Government Money Market Fund and, to a lesser extent, Janus Henderson Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Municipal Obligations
The Funds may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), and private activity bonds. In addition, a Fund may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.
The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s
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future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.
Municipal Leases
Janus Henderson Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets certain criteria.
In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor; (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.
Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to the Fund and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.
Portfolio Holdings Disclosure Policies and Procedures
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. In addition, each Fund is required to disclose its complete holdings in a monthly report on Form N-MFP within 5 business days after each month end. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-800-525-0020 (toll free). Portfolio holdings for the money market funds are generally available monthly with no lag. Holdings are generally posted approximately five business days thereafter under Full Holdings for each Fund at janushenderson.com/info (or under each Fund’s Holdings & Details tab at janushenderson.com/allfunds if you hold Class D Shares).
•	Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
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•	Other Information. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Full portfolio holdings will be available monthly and will remain on the Janus Henderson websites for at least 6 months on a rolling basis and will link to each Fund’s Form N-MFP filing available on the SEC website.
The Janus Henderson funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus Henderson funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus Henderson fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus Henderson fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in fund shares.
Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer or Ethics Committee that a Janus Henderson fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus Henderson funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.
Under extraordinary circumstances, Janus Capital’s Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus Henderson funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus Henderson funds shall be pre-approved by the Chief Compliance Officer or a designee.
To the best knowledge of the Janus Henderson funds, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or Janus Capital, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of one or more subadvisers and their products.
Name	Frequency	Lag Time
Adviser Compliance Associates, LLC	As needed	Current
Alan Biller and Associates	Quarterly	Current
Allianz Investment Management LLC	As needed	Current
ALPS Distributors, Inc.	As needed	Current
AnchorPath Financial, LLC	As needed	Current
Aon Hewitt	As needed	Current
Athena Investment Services	As needed	Current
Barclays Risk Analytics and Index Solutions Limited	Daily	Current
Barra, Inc.	Daily	Current
Bloomberg Finance L.P.	Daily	Current
BNP Paribas	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Securities Corp.	Daily	Current
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
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Name	Frequency	Lag Time
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Carr Communications NYC, LLC	As needed	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
Command Financial Press Corporation	As needed	2 days
Consulting Services Group, LLC	As needed	Current
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
DeMarche Associates	As needed	Current
Deutsche Bank AG, New York Branch	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems LLC	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Financial Models Company, Inc.	As needed	Current
FlexTrade LLC	Daily	Current
Frank Russell Company	As needed	Current
FrontSide Analytics, LLC	Daily	Current
HedgeFacts	Weekly	7 days
HeterMedia Services Limited	Monthly	Current
Horizon Investments, LLC	As needed	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
Interactive Data (Europe) Limited	Quarterly	10 days
Interactive Data Pricing and Reference Data LLC	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
J.P. Morgan Securities LLC	As needed	Current
Jeffrey Slocum & Associates, Inc.	As needed	Current
KPMG LLP	As needed	Current
LendAmend LLC	As needed	Current
Lipper Inc.	Quarterly	Current
Marco Consulting Group, Inc.	Monthly	Current
Marquette Associates	As needed	Current
Markit EDM Limited	Daily	Current
Markit Loans, Inc.	Daily	Current
Mercer Investment Consulting, Inc.	As needed	Current
Merrill Communications LLC	Quarterly	Current
MIO Partners, Inc.	As needed	Current
Momentum Global Investment Management	As needed	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Morningstar, Inc.	As needed	30 days
New England Pension Consultants	Monthly	Current
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Name	Frequency	Lag Time
Nomura Funds Research & Technologies America Inc.	As needed	Current
Omgeo LLC	Daily	Current
Pacific Life	As needed	Current
Perficient, Inc.	As needed	Current
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
Protiviti, Inc.	As needed	Current
RR Donnelley and Sons Company	Daily	Current
R.V. Kuhns & Associates	As needed	Current
Rocaton Investment Advisors, LLC	As needed	Current
Rogerscasey, Inc.	Quarterly	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
SEI Investments	As needed	Current
Serena Software, Inc.	As needed	Current
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
State Street Bank and Trust Company	Daily	Current
State Street Global Advisors	Monthly	Current
Stratford Advisory Group, Inc.	As needed	Current
Summit Strategies Group	Monthly; Quarterly	Current
The Ohio National Life Insurance Company	As needed	Current
Thomson Reuters (Markets) LLC	Daily	Current
Thrivent Financial for Lutherans	As needed	Current
Top Five Solutions LLC	As needed	Current
Tower Investment	As needed	30 days
Towers Watson	As needed	Current
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
UBS Global Asset Management	As needed	Current
Wachovia Securities LLC	As needed	Current
Wall Street On Demand, Inc.	Monthly; Quarterly	30 days; 15 days
Wilshire Associates Incorporated	As needed	Current
Wolters Kluwer Financial Services, Inc.	Monthly	Current
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information. Under no circumstance does Janus Capital, a Janus Henderson mutual fund, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.
Janus Capital manages other accounts such as separately managed accounts, other pooled investment vehicles, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus Henderson funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds’ portfolio holdings disclosure policies.

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Investment adviser and administrator

Investment Adviser – Janus Capital Management LLC
As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”).
Each Fund’s Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Funds’ Trustees who are not parties to the Advisory Agreements or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Funds’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Fund. Each Advisory Agreement: (i) may be terminated, without the payment of any penalty, by a Fund’s Trustees, or the vote of at least a majority of the outstanding voting securities of a Fund, or Janus Capital, on 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of that Fund.
Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds’ investments and provide certain other advisory-related services. Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Funds. For serving as administrator, each share class pays Janus Capital an annual fee rate as noted below. Janus Capital uses this fee to pay for administration costs such as fund accounting services; provision of office facilities and personnel necessary to carry on the business of each Fund; preparation and filing of all documents necessary to obtain and maintain registration and qualification of the shares of each class with the SEC and state securities commissions; clerical, recordkeeping and bookkeeping services; preparation of reports for distribution to shareholders of each Fund; preparation of prospectuses, statements of additional information and proxy statements for the Funds or any class of shares thereof; preparation and filing of each Fund’s required tax reports; and preparation of materials for meetings of the Trustees and their Committees. In addition, Janus Capital also uses the fee to pay for, among others, custody, transfer agency and shareholder servicing; preparation and review of contracts to which either Fund is a party; and monitoring and reporting to Fund officers each Fund’s compliance with the Funds’ investment policies and restrictions. These costs are separate from fees related to advisory services.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. The order also permits a Fund to disclose subadvisers’ fees only in the aggregate. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Shareholders of each Fund have approved the use of a manager-of-managers structure.
In addition to the advisory fee and administration fee paid to Janus Capital, the Funds also pay any compensation, fees, or reimbursements to Trustees that are independent from Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Funds; certain compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; any litigation; and other extraordinary expenses.
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A discussion regarding the basis for the Trustees’ approval of the Funds’ Investment Advisory Agreements is included in each Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). The reports are also available, free of charge, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).
Each Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has voluntarily agreed to reduce the advisory fee to an annual rate of 0.10% of the value of each Fund’s average daily net assets. The waiver is voluntary, and could change or be terminated at any time at the discretion of Janus Capital.
The following table summarizes the advisory fees paid by the Funds for the last three fiscal years ended June 30.
	2016		2015		2014
Fund Name	Advisory Fees Prior to Reduction	Advisory Fees After Reduction	Advisory Fees Prior to Reduction	Advisory Fees After Reduction	Advisory Fees Prior to Reduction	Advisory Fees Prior to Reduction
Janus Henderson Government Money Market Fund	$ 317,153	$ 158,530	$ 308,875	$ 154,437	$ 330,626	$ 155,231
Janus Henderson Money Market Fund	$2,313,498	$1,156,629	$2,342,664	$1,171,332	$2,443,145	$1,186,344

The following table summarizes the administration fees paid for the fiscal years ended June 30. Class D Shares of each Fund compensates Janus Capital at an annual rate of 0.46% and Class T Shares of each Fund compensates Janus Capital at an annual rate of 0.48%. Janus Capital may voluntarily waive and/or reimburse administration fees to the extent necessary to assist the Funds in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Funds will maintain a positive yield.
	2016		2015		2014
Fund Name	Administration Fees	Waivers(–)	Administration Fees	Waivers(–)	Administration Fees	Waivers(–)
Janus Henderson Government Money Market Fund
Class D Shares	$ 714,410	– $ 460,268	$ 723,676	– $ 720,790	$ 777,418	– $ 770,405
Class T Shares	$ 15,957	– $ 10,373	$ 17,335	– $ 17,272	$ 30,686	– $ 30,420
Janus Henderson Money Market Fund
Class D Shares	$4,346,423	– $2,286,784	$4,397,351	– $4,160,891	$4,812,774	– $4,780,940
Class T Shares	$1,016,418	– $ 565,821	$1,040,031	– $ 985,383	$1,009,981	– $1,003,392

Payments to Financial Intermediaries By Janus Capital or Its Affiliates
With respect to other share classes not currently offered by the Funds, Janus Capital or its affiliates may pay fees, from their own assets, to selected brokerage firms or other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.
With respect to Class T Shares, Janus Capital and its affiliates may make payments out of their own assets to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other non-distribution related shareholder or administrative services in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts.
In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its
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affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you.
Additional Information About Janus Capital
Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.
Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes. In certain circumstances, and subject to its allocation procedures, Janus Capital may deviate from a pro-rata allocation to account for allocation sizes that are deemed, by the portfolio managers, to be de minimis to certain eligible accounts or to address situations specific to individual accounts (e.g., cash limitations, position weightings, etc.). Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.
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The Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.
Pursuant to the provisions of the 1940 Act, Janus Henderson mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.
The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of the Janus Capital “funds of funds,” which are funds that primarily invest in other Janus Henderson mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Capital funds of funds and the other Janus Henderson mutual funds. The Trustees intend to address any such conflicts as deemed appropriate.
Janus Capital Ethics Rules
Janus Capital and Janus Henderson Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Policy, Gift and Entertainment Policy, and Outside Business Activity Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Henderson Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.
Under the Personal Trading Policy, all Janus Capital and Janus Henderson Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Henderson Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Personal Trading Policy. All personnel of Janus Capital, Janus Henderson Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Trading Policy.
In addition to the pre-clearance requirement described above, the Personal Trading Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Trading Policy and under certain circumstances Janus Capital and Janus Henderson Distributors personnel may be required to forfeit profits made from personal trading.
Proxy Voting Policies and Procedures
Each Fund’s Trustees have delegated to Janus Capital the authority to vote all proxies relating to such Fund’s portfolio securities in accordance with Janus Capital’s own policies and procedures. A summary of Janus Capital’s policies and procedures is available without charge: (i) upon request, by calling 1-800-525-0020; (ii) on the Funds’ website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.
A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janushenderson.com/proxyvoting.
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Each Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janushenderson.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.
Janus Capital Management LLC Proxy Voting Summary For Mutual Funds
Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.
Proxy Voting Procedures
Janus Capital has developed proxy voting guidelines (the “Janus Guidelines”) that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital’s portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Proxy Voting Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Proxy Voting Committee establishes its recommendations and revises the Janus Guidelines, they are distributed to Janus Capital’s portfolio managers for review and implementation. Mutual fund proxies are generally voted in accordance with the Janus Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.
While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital’s portfolio managers, it does not have proxy voting authority for any proprietary or nonproprietary mutual fund. In addition, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service provides research and recommendations on proxy issues. Janus Capital’s portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Certain funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. The portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager has discretion to vote differently than the Janus Guidelines.
The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Janus Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.
Proxy Voting Policies
As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.
Board of Directors Issues
Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
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Auditor Issues
Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.
Equity and Executive Compensation Issues
Janus Capital reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Janus Capital will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Capital will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Janus Capital).
General Corporate Issues
Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.
Shareholder Proposals
If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital’s first priority is to act as a fiduciary in the best financial interests of its clients. Janus Capital recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus Capital strives to balance these issues in a manner consistent with its fiduciary obligations. Janus Capital will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Janus Capital will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

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Custodian, transfer agent, and certain affiliations

State Street Bank and Trust Company (“State Street”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the Funds’ custodian. The custodian holds the Funds’ assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.
Janus Services LLC (“Janus Services”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other non-distribution related shareholder services for the Funds. The Funds do not pay a fee to Janus Services.
Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Henderson Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Henderson Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Henderson Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Henderson Distributors continuously offers each Fund’s Shares and accepts orders at NAV per share of the relevant class. The cash-compensation amount or rate at which Janus Henderson Distributors’ registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

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Portfolio transactions and brokerage

Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.
Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital’s knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, Janus Capital must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital’s own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer’s sale of Fund shares when choosing a broker-dealer to effect transactions.
“Cross trades,” in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Funds’ Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Janus Henderson-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus Henderson fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a Fund involved in a cross trade.
The Funds generally buy and sell securities in principal and agency transactions in which no brokerage commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principal transactions. For the fiscal years ended June 30, 2016, June 30, 2015, and June 30, 2014, the Funds did not incur any brokerage commissions.
For the fiscal year ended June 30, 2016, the Funds paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.
When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.
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As of June 30, 2016, the Funds owned securities of their regular broker-dealers (or parents) as shown below:
Fund Name	Name of Broker-Dealer	Value of Securities Owned
Janus Henderson Government Money Market Fund	RBC Capital Markets Corp.	$ 23,200,000
Janus Henderson Money Market Fund	Goldman Sachs & Co.	$100,000,000
	JP Morgan Securities LLC	24,981,407
	JP Morgan Securities LLC	24,909,335
	JP Morgan Securities LLC	4,992,266
	RBC Capital Markets Corp.	40,400,000

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Purchase of shares

As stated in the Funds’ Prospectuses, purchase requests must be received in good order by a Fund or its agent prior to the close of the regular trading session of the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. New York time) in order to receive that day’s NAV. The Funds reserve the right to require purchase requests prior to this time on days when the bond market or the NYSE close early. Janus Henderson Government Money Market Fund reserves the right to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early). Shares are purchased at the NAV per share as determined as of the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its agent. A Fund’s NAV is calculated each day that the NYSE is open. The Funds each seek to maintain a stable NAV per share of $1.00. The “Shareholder’s Manual” or “Shareholder’s Guide” section of the Funds’ Prospectuses contains detailed information about the purchase of Shares.
Net asset value determination
Pursuant to SEC rules, the Trustees have established procedures to stabilize each Fund’s NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund’s $1.00 amortized cost price per Share. Should that deviation exceed  1⁄2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. Each Fund: (i) will maintain a dollar-weighted average portfolio maturity of 60 days or less and maintain a dollar-weighted average portfolio life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset dates) of 120 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds’ high-quality criteria.
Reinvestment of dividends and distributions
If investors of Class D Shares do not elect online at janushenderson.com/individual, in writing, or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually sent to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at janushenderson.com/individual or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at janushenderson.com/individual, in writing, or by phone to change back to automatic reinvestment at any time. For investors of Class T Shares, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

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Redemption of shares

As stated in the Funds’ Prospectuses, redemption requests must be received in good order by a Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day’s NAV. The Funds reserve the right to require redemption requests prior to this time on days when the bond market or the NYSE close early. Janus Henderson Government Money Market Fund reserves the right to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early). Procedures for redeeming Shares are set forth in the “Shareholder’s Manual” or “Shareholder’s Guide” section of the Funds’ Prospectuses.
Certain accounts or Janus Capital affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ Shares. Redemptions by these accounts of their holdings in the Funds may negatively impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities, which may negatively impact the Funds’ brokerage costs.
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Fund, by delivery of securities selected from its assets at its discretion. However, each Fund is governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Fund for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Purchase of Shares – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined.
The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Suspension of Redemptions
In the event that the Funds’ Trustees determine that a deviation between a Fund’s amortized cost price per share and the market-based net asset value per share may result in a material dilution or other unfair results to the Fund’s shareholders, the Trustees will take such action as they deem appropriate including, but not limited to, suspending redemptions and the payment of redemption proceeds, in order to facilitate the liquidation of the Fund. In addition, if a Fund’s weekly liquid assets fall below 10%, the Fund may cease honoring redemptions and liquidate at the discretion of the Trustees. Prior to suspending redemptions, such Fund would be required to notify the SEC of its decision to suspend redemptions and liquidate. If the Fund ceases honoring redemptions and makes a decision to liquidate, the Fund expects that it would notify shareholders on the Fund’s websites or by press release.

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Liquidity fees and gates

Pursuant to Rule 2a-7 under the 1940 Act, the Trustees are permitted to impose a liquidity fee on redemptions from Janus Henderson Money Market Fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the Fund for up to 10 business days (in any 90-day period) in the event that the Fund’s “weekly liquid assets” fall below certain designated thresholds. Liquidity fees would reduce the amount you receive upon redemption of your Shares. A redemption gate would temporarily prevent you from redeeming your Shares in Janus Henderson Money Market Fund.
Weekly liquid assets generally include:
•	cash (including demand deposits);
•	direct obligations of the U.S. Government;
•	agency discount notes with remaining maturities of 60 days or less; and
•	securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.
If Janus Henderson Money Market Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Trustees are permitted, but not required, to (i) impose a liquidity fee of no more than 2% of the amount redeemed and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If Janus Henderson Money Market Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Trustees determine that such a fee would not be in the best interests of the Fund or determine that a lower or higher fee (subject to the 2% limit) would be in the best interests of the Fund. A liquidity fee or redemption gate may be imposed as early as the same day that the Fund’s weekly liquid assets fall below the 30% or 10% thresholds.
In the event Janus Henderson Money Market Fund imposes a redemption gate, the Fund, your plan sponsor, broker-dealer, or financial intermediary will not accept redemption requests until the Fund provides notice that the gate has been lifted. With certain limited exceptions, redemption requests submitted or received while a redemption gate is imposed will not be honored. Generally, if shareholders still wish to redeem their Shares after a redemption gate has been lifted, they will need to submit a new request.
Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress and will generally be imposed by the Trustees to restore Janus Henderson Money Market Fund’s market-based NAV per share. Additionally, Janus Henderson Money Market Fund will typically notify financial intermediaries and shareholders if a liquidity fee or redemption gate will be imposed (generally, as of the beginning of the next business day following the announcement that the Fund will impose a liquidity fee or redemption gate). The imposition and termination of a liquidity fee or a redemption gate will be reported by the Fund to the SEC on Form N-CR.
The Trustees may, in their discretion, terminate a liquidity fee or redemption gate at any time if the Trustees believe termination to be in the best interest of Janus Henderson Money Market Fund and its shareholders. Moreover, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once Janus Henderson Money Market Fund’s weekly liquid assets reach at least 30% of the Fund’s total assets. Redemption gates may only last up to 10 business days in any 90-day period.
As a government money market fund, Janus Henderson Government Money Market Fund is not required to impose a liquidity fee and/or a redemption gate on Fund redemptions. The Trustees have determined not to subject Janus Henderson Government Money Market Fund to a liquidity fee and/or a redemption gate on Fund redemptions. Please note that the Trustees have reserved their ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.

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Shareholder accounts

Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds’ Prospectuses and at janushenderson.com. Applications for specific types of accounts may be obtained by visiting janushenderson.com, calling a Janus Henderson representative, or writing to the Funds at P.O. Box 55932, Boston, Massachusetts 02205-5932.
Janus Capital has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
Online and Telephone Transactions
As stated in the Prospectuses, certain shareholders may initiate transactions at janushenderson.com and by telephone. The Funds, their transfer agent, and their distributor disclaim responsibility for the authenticity of instructions received at janushenderson.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions, and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus Capital. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus Capital immediately about any transactions you believe to be unauthorized.
Systematic Redemptions
As stated in the “Shareholder’s Manual” or “Shareholder’s Guide” section of the Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of Shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund’s portfolio holdings, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account. Redemptions from Janus Henderson Money Market Fund may be subject to any liquidity fees and/or redemption gates imposed by the Fund. For more information, refer to “Liquidity Fees and Gates.”
Information about requirements to establish a systematic redemption option may be obtained by visiting janushenderson.com, calling a Janus Henderson representative, or writing the Funds.

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Tax-deferred accounts

The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund Shares, depending on rules prescribed by the Internal Revenue Code of 1986, as amended, and the regulations thereunder.
Traditional and Roth Individual Retirement Accounts (“IRAs”) may be used by most individuals who have taxable compensation. Simplified Employee Pensions (“SEPs”) and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships, and small business owners (including sole proprietors), for the benefit of business owners and their employees. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.
Contributions under Traditional and Roth IRAs, SEPs, and Defined Contribution Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.
Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1⁄2 or used for a nonqualifying purpose. Additionally, with the exception of Roth IRAs, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1⁄2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.
Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.
To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, and Coverdell Education Savings Accounts, along with the necessary materials to establish an account, please visit janushenderson.com, call a Janus Henderson representative, or write to the Funds at P.O. Box 55932, Boston, Massachusetts 02205-5932. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

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Dividends and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.
Dividends representing substantially all of the net investment income and any realized net gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month.
Orders for purchase will be accepted and effected as of the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) on the business day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares of a Fund will be effected as of the close of the NYSE, and such redemption will generally include dividends declared through the day of redemption. If Shares of a Fund were originally purchased by check or through an Automated Investment Program, the Fund may delay transmittal of redemption proceeds up to 15 days in order to ensure that purchase funds have been collected. Closing times for purchase and redemption of Shares may be changed for days on which the bond markets or the NYSE close early. The Funds reserve the right to require purchase and redemption requests prior to 4:00 p.m. (New York time) on days when the bond markets or NYSE close early. Janus Henderson Government Money Market Fund reserves the right to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early).
Fund Taxation
The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.
A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.
If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities, or, in general, any other securities with original issue discounts (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. In certain cases, a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.
A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
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Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.
When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 28% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

31

Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of Janus Capital as that term is defined by the 1940 Act.
Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, as supplemented, collectively, the two registered investment companies consist of 65 series or funds.
The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.
TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	65	Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	65	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).
32

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	65	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	65	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	65	Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).
33

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	65	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	65	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	65	Independent Trustee, Henderson Global Funds (13 portfolios) (since 2015); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	65	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

34

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Henderson Government Money Market Fund Executive Vice President and Portfolio Manager Janus Henderson Money Market Fund	2/99-Present 2/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.
*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.
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Alan A. Brown:  Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013.
William D. Cvengros:  Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.
Raudline Etienne:  Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Advisor to a global strategy firm, and a Fund Independent Trustee since 2016.
William F. McCalpin:  Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.
Gary A. Poliner:  Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Fund Independent Trustee since 2016.
James T. Rothe:  Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.
William D. Stewart:  Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.
Linda S. Wolf:  Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.
General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus Henderson funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus Henderson funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus Henderson funds’ service providers, including the investment management agreements with Janus Capital and any applicable subadviser. The Trustees are also responsible for determining or changing each Janus Henderson fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Janus Henderson funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Janus Henderson funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Janus Henderson funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus Henderson funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus Henderson funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus Henderson fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Henderson funds in the complex.
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Committees of the Board
The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Nominating and Governance Committee, and Pricing Committee. The table below shows the committee members as of the date of this SAI. The composition of certain committees was different throughout the fiscal year. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:
	Summary of Functions	Members * (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended June 30, 2016
Audit Committee	Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.	William D. Cvengros (Chair) Gary A. Poliner William D. Stewart	8
Brokerage Committee	Reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of portfolio transactions.	Alan A. Brown (Chair) James T. Rothe William D. Stewart	4
Investment Oversight Committee	Oversees the investment activities of the Trust’s funds and reviews various matters related to the operations of the Janus Henderson money market funds, including compliance with their Money Market Fund Procedures.	William F. McCalpin (Chair) Alan A. Brown William D. Cvengros(1) Raudline Etienne Gary A. Poliner James T. Rothe William D. Stewart Linda S. Wolf	5
Legal and Regulatory Committee	Oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, and oversees the implementation and administration of the Trust’s Proxy Voting Guidelines.	Linda S. Wolf (Chair) Alan A. Brown William F. McCalpin Gary A. Poliner	8
Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	James T. Rothe (Chair) William F. McCalpin Linda S. Wolf	6
Pricing Committee	Determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees and reviews other matters related to the pricing of securities.	William D. Stewart (Chair) Raudline Etienne James T. Rothe Linda S. Wolf	4

*	Raudline Etienne and Gary A. Poliner were elected as new Fund Trustees at a joint Special Meeting of Shareholders on June 14, 2016.
(1)	Mr. Cvengros serves as the Lead Trustee for money market matters.
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Board Oversight of Risk Management
Janus Capital, as part of its responsibilities for the day-to-day operations of the Janus Henderson funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus Henderson funds’ operations, oversees Janus Capital’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus Henderson funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Janus Henderson funds’ other service providers and from independent consultants hired by the Board.
Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with Janus Henderson fund transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus Henderson fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus Henderson funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Capital’s Chief Compliance Officer, discusses relevant risk issues that may impact the Janus Henderson funds and/or Janus Capital’s services to the funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus Henderson funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Janus Henderson funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of Janus Capital to provide services to the funds.
The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus Henderson funds’ risk management process.
Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.
As of December 31, 2015, the Trustees owned securities of the Funds described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Henderson Funds”).
Name of Trustee*	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees
William F. McCalpin	Janus Henderson Money Market Fund	Over $100,000	Over $100,000(1)
Alan A. Brown	None		Over $100,000
William D. Cvengros	None		Over $100,000
James T. Rothe	Janus Henderson Money Market Fund	Over $100,000	Over $100,000(1)
William D. Stewart	Janus Henderson Money Market Fund	Over $100,000	Over $100,000
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Name of Trustee*	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees (cont’d.)
Linda S. Wolf	None	Over $100,000(1)

*	Raudline Etienne and Gary A. Poliner were elected as new Fund Trustees at a joint Special Meeting of Shareholders on June 14, 2016.
(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.
The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus Henderson funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds’ Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.
To the best knowledge of the Trust, the following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Henderson Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Henderson Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”).
Name of Person, Position	Aggregate Compensation from the Funds for fiscal year ended June 30, 2016	Total Compensation from the Janus Henderson Funds for calendar year ended December 31, 2015(1)(2)
Independent Trustees
William F. McCalpin, Chairman and Trustee(3)(4)	$5,912	$382,000
Alan A. Brown, Trustee(4)	$4,238	$269,000
William D. Cvengros, Trustee(4)	$4,635	$272,000
Raudline Etienne, Trustee*	$3,657	$264,000
Gary A. Poliner, Trustee**	$1,968	N/A
James T. Rothe, Trustee(4)	$4,355	$279,000
William D. Stewart, Trustee(4)	$4,403	$267,000
Linda S. Wolf, Trustee(4)	$4,238	$282,000

*	Raudline Etienne served as independent consultant to the Trustees during the period June 2, 2014 to June 13, 2016. Ms. Etienne received Total Compensation from the Janus Henderson Funds in the amount reflected above during the calendar year ended December 31, 2015 for serving as an independent consultant to the Trustees. The Aggregate Compensation reflected above is for the period July 1, 2015 to June 30, 2016. Ms. Etienne was elected as a Fund Trustee on June 14, 2016.
**	Gary A. Poliner served as independent consultant to the Trustees during the period January 1, 2016 to June 13, 2016, and therefore received no compensation from the Janus Henderson Funds prior to January 1, 2016. The Aggregate Compensation reflected above is for the period January 1, 2016 to June 30, 2016. Mr. Poliner was elected as a Fund Trustee on June 14, 2016.
(1)	For all Trustees, includes compensation for service on the boards of two Janus Capital trusts comprised of 58 portfolios.
(2)	Total Compensation received from the Janus Henderson Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $38,200 and James T. Rothe $279,000.
(3)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as chair of, or as Lead Trustee for, one or more committees of the Board of Trustees during certain periods.

39

Principal shareholders

As of September 30, 2016, the officers and Trustees as a group owned less than 1% of the outstanding Shares of any class of the Funds. As of September 30, 2016, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Funds is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. In addition, a large redemption by a controlling shareholder could significantly reduce the asset size of a Fund, which may adversely affect the Fund’s investment flexibility, portfolio diversification, and expense ratio.
To the best knowledge of the Trust, as of September 30, 2016, no other person or entity owned beneficially 5% or more (or beneficially owned more than 25%) of the outstanding Shares of any class of the Funds, except as shown. To the extent that Janus Capital, an affiliate, or an individual, such as a Fund’s portfolio manager(s), owns a significant portion of the Shares of any class of a Fund or a Fund as a whole, the redemption of those Shares may have an adverse effect on the Fund, a share class, and/or its shareholders. Janus Capital may consider the effect of redemptions on such Fund and the Fund’s other shareholders in deciding whether to redeem its Shares. In certain circumstances, Janus Capital’s or JHG’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, entities other than Janus Capital shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.
Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Government Money Market Fund Class T Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	76.22%
Janus Henderson Money Market Fund Class T Shares	Bank of New York As Cust For Mass Mutual Life Insurance Co New York, NY	43.55%
	Bank of New York Mellon Cust For NY Life Ins Co As Depositor New York, NY	43.55%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.50%

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Miscellaneous information

Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 52 series of shares, known as “Funds.” Each Fund presently offers interests in different classes of shares as described in the table below.
Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Emerging Markets Fund	x	x	x	x				x	x
Janus Henderson Adaptive Global Allocation Fund	x	x	x	x		x		x	x
Janus Henderson All Asset Fund	x	x	x	x		x		x	x
Janus Henderson Asia Equity Fund	x	x	x	x				x	x
Janus Henderson Balanced Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Contrarian Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson Diversified Alternatives Fund	x	x	x	x		x		x	x
Janus Henderson Dividend & Income Builder Fund	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Fund	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Managed Volatility Fund	x	x	x	x				x	x
Janus Henderson Enterprise Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson European Focus Fund	x	x	x	x		x		x	x
Janus Henderson Flexible Bond Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Forty Fund(1)	x	x		x		x	x	x	x
Janus Henderson Global Allocation Fund – Conservative(2)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Growth(2)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Moderate(2)	x	x	x	x				x	x
Janus Henderson Global Bond Fund	x	x	x	x		x		x	x
Janus Henderson Global Equity Income Fund	x	x	x	x		x		x	x
Janus Henderson Global Income Managed Volatility Fund	x	x	x	x				x	x
Janus Henderson Global Life Sciences Fund(2)	x	x	x	x				x	x
Janus Henderson Global Real Estate Fund(1)	x	x	x	x				x	x
Janus Henderson Global Research Fund(2)	x	x	x	x			x	x	x
Janus Henderson Global Select Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson Global Technology Fund(2)	x	x	x	x				x	x
Janus Henderson Global Unconstrained Bond Fund	x	x	x	x		x	x	x	x
Janus Henderson Global Value Fund(2)	x	x	x	x		x		x	x
Janus Henderson Government Money Market Fund(2)			x						x
Janus Henderson Growth and Income Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson High-Yield Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson International Long/Short Equity Fund	x	x	x	x		x		x	x
Janus Henderson International Managed Volatility Fund(1)	x	x	x	x		x		x	x
Janus Henderson International Opportunities Fund	x	x	x	x		x	x	x	x
Janus Henderson International Small Cap Fund	x	x	x	x		x		x	x
Janus Henderson International Value Fund	x	x	x	x		x		x	x
Janus Henderson Large Cap Value Fund(1)	x	x	x	x		x		x	x
Janus Henderson Mid Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Janus Henderson Money Market Fund(2)			x						x
41

Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Henderson Multi-Sector Income Fund	x	x	x	x		x		x	x
Janus Henderson Overseas Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Real Return Fund	x	x	x	x				x	x
Janus Henderson Research Fund(2)	x	x	x	x		x		x	x
Janus Henderson Select Value Fund	x	x	x	x				x	x
Janus Henderson Short-Term Bond Fund(2)	x	x	x	x		x		x	x
Janus Henderson Small Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Janus Henderson Strategic Income Fund	x	x	x	x		x		x	x
Janus Henderson Triton Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson U.S. Core Fund(1)(2)	x	x	x	x		x		x	x
Janus Henderson U.S. Growth Opportunities Fund	x	x	x	x		x		x	x
Janus Henderson U.S. Managed Volatility Fund(1)	x	x	x	x		x		x	x
Janus Henderson Value Plus Income Fund	x	x	x	x				x	x
Janus Henderson Venture Fund(2)	x	x	x	x		x		x	x

(1)	On July 6, 2009, the funds of the Janus Adviser Series trust reorganized into the Trust. As a result, certain funds described in this SAI assumed the assets and liabilities of the corresponding Janus Adviser Series funds. Each Fund described in this SAI has a fiscal year end of June 30.
(2)	On February 16, 2010, the Fund’s Class J Shares (the initial share class) were restructured into two separate share classes. Shareholders who held their shares directly with Janus Capital were transitioned to a newly created share class called “Class D Shares.” Shareholders who held their shares through an intermediary remained in Class J Shares, which was renamed “Class T Shares.”
Funds listed in the preceding table that are not marked with footnote (1) or (2) commenced operations after July 6, 2009.
Effective January 28, 2011, Janus Research Core Fund was reorganized into Janus Henderson Growth and Income Fund. Effective March 15, 2013, Janus Global Research Fund was reorganized into Janus Worldwide Fund, which was subsequently renamed Janus Henderson Global Research Fund. Effective April 5, 2013, Janus World Allocation Fund was reorganized into Janus Henderson Global Allocation Fund – Moderate. Effective April 24, 2015, INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund) was reorganized into Janus Henderson U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund). Effective April 28, 2017, Janus Fund was reorganized into Janus Henderson Research Fund. Effective April 28, 2017, Janus Twenty Fund was reorganized into Janus Henderson Forty Fund.
Janus Capital reserves the right to the name “Janus.” In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus” as soon as reasonably practicable.
Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of their liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.
Shares of the Trust
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription
42

rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.
Shareholder Meetings
The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders’ rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.
Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.
Voting Rights
Each of the Trustees of the Trust, except Diane L. Wallace, was elected at a Special Meeting of Shareholders on June 14, 2016. Ms. Wallace was elected at a Special Meeting of Shareholders on April 25, 2017. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.
As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.
Master/Feeder Option
The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds’ annual financial statements and compiles their tax returns.
Registration Statement
The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

43

Financial statements

Documents Incorporated By Reference to the Annual Reports of Janus Investment Fund (Audited)
The following audited financial statements for the year ended June 30, 2016 are hereby incorporated into this SAI by reference to the Annual Reports dated June 30, 2016.
•	Schedules of Investments as of June 30, 2016
•	Statements of Assets and Liabilities as of June 30, 2016
•	Statements of Operations for the year ended June 30, 2016
•	Statements of Changes in Net Assets for each of the years indicated
•	Financial Highlights for each of the years indicated
•	Notes to Schedules of Investments
•	Notes to Financial Statements
•	Report of Independent Registered Public Accounting Firm
The portions of an Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

44

Appendix A

Description of Securities Ratings
The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital may consider security ratings when determining whether the securities in which the Funds invest present minimal credit risks, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies in making this determination.
Moody’s and Standard & Poor’s
Municipal and Corporate Bonds and Municipal Loans
The two highest ratings of Standard & Poor’s Ratings Services (“S&P”) for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within that rating category.
The two highest ratings of Moody’s Investors Service, Inc. (“Moody’s”) for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody’s to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody’s states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.
Short-Term Municipal Loans
S&P’s highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.
Moody’s highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody’s states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.
Other Short-Term Debt Securities
Prime-1 and Prime-2 are the two highest ratings assigned by Moody’s for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody’s uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody’s have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody’s have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.
45

Fitch, Inc.

Short-Term Bond Rating	Explanation
F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

46

Appendix B

Description of Municipal Securities
Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:
1.  Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called “local issuing agencies”) created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).
2.  Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.
3.  Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.
4.  Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.
5.  Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.
6.  Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.
Municipal Bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have three principal classifications:
1.  General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.
2.  Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.
In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (refer to 3 below).
3.  Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.
47

While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.
Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an “industrial development bond,” but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.
Other Municipal Obligations, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, a Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.
Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

48

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janushenderson.com
151 Detroit Street
Denver, Colorado 80206-4805
1-877-335-2687

▼	October 28, 2016 As Supplemented February 1, 2017 and June 5, 2017
Class L Shares* Ticker
Value
Janus Henderson Mid Cap Value Fund†	JMIVX
(formerly named Perkins Mid Cap Value Fund)
Janus Henderson Small Cap Value Fund	JSIVX
(formerly named Perkins Small Cap Value Fund)

Janus Investment Fund
Statement of Additional Information
*	Class L Shares are closed to new investors.
†	The Fund is closed to certain new investors.
This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class L Shares (the “Shares”) of Janus Henderson Mid Cap Value Fund and Janus Henderson Small Cap Value Fund (each, a “Fund” and collectively, the “Funds”). The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust (the “Trust”). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The name change for each Fund was effective June 5, 2017.
This SAI is not a Prospectus and should be read in conjunction with the Funds’ Prospectuses dated October 28, 2016, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectuses. The Annual Report, which contains important financial information about the Funds, is incorporated by reference into this SAI. The Annual and Semiannual Reports are available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janushenderson.com/info, or by contacting a Janus Henderson representative at 1-877-335-2687.

Classification, investment policies and restrictions, and investment strategies and risks	2
Investment adviser and subadviser	41
Custodian, transfer agent, and certain affiliations	55
Portfolio transactions and brokerage	56
Shares of the trust	58
Net Asset Value Determination	58
Purchases	59
Redemptions	59
Income dividends, capital gains distributions, and tax status	61
Trustees and officers	65
Principal shareholders	75
Miscellaneous information	76
Shares of the Trust	77
Shareholder Meetings	78
Voting Rights	78
Master/Feeder Option	78
Independent Registered Public Accounting Firm	78
Registration Statement	78
Financial statements	79
Appendix A	80
Explanation of Rating Categories	80
1

Classification, investment policies and restrictions,
and investment strategies and risks

Janus Investment Fund
This Statement of Additional Information includes information about 2 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.
Classification
The Investment Company Act of 1940, as amended (“1940 Act”), classifies mutual funds as either diversified or nondiversified. Each Fund in this SAI is classified as diversified.
Adviser
Janus Capital Management LLC (“Janus Capital”) is the investment adviser for each Fund and is responsible for the general oversight of the subadviser.
Subadviser
Perkins Investment Management LLC (“Perkins”) is the investment subadviser for each Fund.
Investment Policies and Restrictions Applicable to All Funds
The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Each of these policies applies to each Fund.
(1)  With respect to 75% of its total assets, Janus Henderson Mid Cap Value Fund and Janus Henderson Small Cap Value Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
Each Fund may not:
(2)  Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities).
(3)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(4)  Lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).
(5)  Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.
(6)  Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions. The Funds may not issue “senior securities” in contravention of the 1940 Act.
(7)  Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.
As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.
2

The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:
(1)  If a Fund is an underlying fund in a Janus Capital fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.
(2)  The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The Trustees may impose limits on a Fund’s investments in short sales, as described in the Fund’s Prospectuses. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.
(3)  The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.
(4)  A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.
(5)  The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds’ investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of liquidity factors affecting the security.
(6)  The Funds may not invest in companies for the purpose of exercising control of management.
Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that a Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.
For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.
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For purposes of the Funds’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.
For purposes of each Fund’s policies on investing in particular industries, each Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Bloomberg Barclays for fixed-income investments. Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, a Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Funds may change any source used for determining industry classifications without prior shareholder notice or approval.
Investment Strategies and Risks
Diversification
Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.
Cash Position
As discussed in the Prospectuses, a Fund’s cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments and cash equivalent securities. Each Fund may also invest in affiliated or non-affiliated money market funds. (Refer to “Investment Company Securities.”)
Illiquid Investments
Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable), including securities that are purchased in private placements. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). Investments in Rule 144A Securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds’ liquidity procedures if traded in that market. Such securities will be treated as “restricted” if traded in the United States because foreign securities are not registered for sale under the Securities Act of 1933, as amended (the “1933 Act”).
If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid securities in an orderly fashion. Because illiquid securities may not be readily marketable, the portfolio
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managers may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.
Each Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. A Fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.
Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the portfolio managers deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund’s NAV.
Segregation of Assets
Consistent with SEC staff guidance, financial instruments that involve a Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments include, among others: (i) securities sold short; (ii) securities issued on a when-issued, delayed delivery, or forward commitment basis; (iii) reverse repurchase agreements; (iv) mortgage dollar rolls; (v) futures contracts; (vi) forward currency contracts; (vii) swap agreements; (viii) written options; and (ix) unfunded commitments.
Consistent with SEC staff guidance, a Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (a) maintains an offsetting financial position, or (b) segregates or “earmarks” liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Janus Capital maintains compliance policies and procedures that govern the kinds of transactions that may be deemed to be offsetting financial positions for purposes of (a) above, and the amount of liquid assets that would otherwise need to be segregated or earmarked for purposes of (b) above (the “Segregation and Collateral Procedures”).
The Segregation and Collateral Procedures provide, consistent with current SEC staff positions, that for forward currency contracts and swap agreements that require cash settlement, as well as swap agreements that call for periodic netting between a Fund and its counterparty, the required coverage amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forward currency contracts, and swap agreements, a Fund must segregate or earmark a larger amount of assets to cover its obligations. For example, when a Fund writes/sells credit default swaps or options, it must segregate liquid assets equal to the notional amount of the swap.
For purposes of calculating the amount of liquid assets that must be segregated or earmarked for a particular transaction, a Fund may deduct any initial and variation margin deposited with the relevant broker, but in the case of securities sold short, may not deduct the amount of any short sale proceeds. When a Fund sells securities short, the proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the position is closed out. If the lending broker requires a Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets places an upper limit on a Fund’s ability to leverage its investments and the related risk of losses from leveraging. A Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
As a general matter, liquid assets segregated or earmarked as cover for one position may not simultaneously be counted as cover for another position. However, in the case of a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put, a Fund may segregate or earmark the same liquid assets for both the
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call and put options. In such cases, a Fund expects to segregate or earmark liquid assets equivalent to the amount, if any, by which the put is “in the money.”
In order to comply with the Segregation and Collateral Procedures, a Fund may need to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate or earmark the required amount of assets. If segregated assets decline in value, a Fund will need to segregate or earmark additional assets or reduce its position in the financial instruments. In addition, segregated or earmarked assets may not be available to satisfy redemptions or for other purposes, until a Fund’s obligations under the financial instruments have been satisfied. A Fund may not be able to promptly liquidate an unfavorable position and potentially could be required to continue to hold a position until the delivery date, regardless of changes in its value. Because a Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.
A Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Segregation and Collateral Procedures require the Fund to segregate or earmark. Notwithstanding the foregoing, Janus Capital reserves the right to modify its Segregation and Collateral Procedures in the future in its discretion, consistent with the 1940 Act and SEC or SEC staff guidance.
Securities Lending
Under procedures adopted by the Trustees, certain funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. Certain funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. A fund has discretion to pull back lent shares before proxy record dates and vote proxies if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a fund is unable to recover a security on loan, the fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the fund.
Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the funds and the affiliated cash management vehicle in which the cash collateral is invested, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the funds and the cash management vehicle. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Equity Securities
The Funds may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.
Common Stock.  Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived
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weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.
Preferred Stock.  A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.
Convertible Security.  A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.
A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a
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synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
Warrants.  Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.
Special Purpose Acquisition Companies.  The Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Fund’s ability to meet its investment objective may be negatively impacted. In addition, SPACs, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Financial Services Sector Risk
To the extent a Fund invests a significant portion of its assets in the financial services sector, that Fund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.
Natural Disasters and Extreme Weather Conditions
Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Cyber Security Risk
With the increased use of the Internet to conduct business, the Funds are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Funds’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.
Cyber security failures or breaches by the Funds’ third party service providers (including, but not limited to, Janus Capital, custodians, transfer agents, and financial intermediaries), or the subadvisers (if applicable) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of fund
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shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds may incur incremental costs to prevent cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While Janus Capital has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Foreign Securities
Each Fund may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
Currency Risk.  As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. Further, acts of terrorism in other countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which a Fund has exposure. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
Foreign Market Risk.  Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
Geographic Investment Risk.  To the extent a Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
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Transaction Costs.  Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.
Certain countries in the EU, particularly Greece, Ireland, and Portugal, have had to accept assistance from supra governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
On June 23, 2016, the United Kingdom voted via referendum to leave the EU, which led to significant market volatility around the world, as well as political, economic, and legal uncertainty. It is expected that the United Kingdom’s exit from the EU (known as “Brexit”) will take place within two years after the United Kingdom formally notifies the European Council of its intention to withdraw. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from a Fund’s performance to the extent the Fund is exposed to such interest rates.
Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Emerging Markets.  Within the parameters of its specific investment policies, each Fund may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries as previously discussed under “Foreign Securities.” The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies
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and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.
The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, a Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Funds may be subject to emerging markets risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Risks of Investments in the People’s Republic of China (“PRC”).  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in the PRC, or having indirect exposure to the PRC through derivative investments, presents additional risks. These additional risks include (without limitation): (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small market capitalization and less liquidity; (vii) greater competition from regional economies; (viii) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (ix) the relatively small size and absence of operating history of many Chinese companies; (x) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; and (xi) uncertainty with respect to the commitment of the government of the PRC to economic reforms.
Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to a fund investing in securities and instruments economically tied to the PRC. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. A fund’s investment in the PRC is, therefore, subject to the risk of such events. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a fund’s investments in the PRC.
Risks of Investments in Russia.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Russia, or having indirect exposure to Russian securities through derivative investments, presents additional risks. Compared to most national securities markets, the Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards, as compared to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.
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Because of the relatively recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for that Fund to enforce its rights or otherwise remedy the loss.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
As a result of political and military actions undertaken by Russia, the United States and certain other countries, as well as the EU, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a Fund’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a Fund. Any or all of these potential results could lead Russia’s economy into a recession.
Risks of Investments in Latin American Countries.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Latin American countries, or having indirect exposure to Latin American securities through derivative investments, presents additional risks. Many Latin American countries have experienced, at one time or another, considerable difficulties, including high inflation and high interest rates. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals, and metals represent a significant percentage of Latin American exports.
Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares. As noted above, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could have, in the future, very negative effects on the economies and securities markets of certain Latin American countries.
Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
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Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies, and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.
Short Sales
Certain funds may engage in “short sales against the box.” This technique involves either selling short a security that a fund owns, or selling short a security that a fund has the right to obtain, for delivery at a specified date in the future. A fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. A fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, a fund loses the opportunity to participate in the gain.
A fund may also engage in other short sales. A fund may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, a fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, the fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security, and the fund may realize a gain if the security declines in price between those same dates. Although a fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the fund may also be required to pay a premium, which would increase the cost of the security sold.
A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A fund’s ability to invest in short sales may be limited, as described in the fund’s prospectuses.
Zero Coupon, Step Coupon, and Pay-In-Kind Securities
Within the parameters of its specific investment policies, each Fund may invest up to 10% of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of a Fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
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For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund may obtain such cash from selling other portfolio holdings, which may cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by a Fund, to reduce the assets to which Fund expenses could be allocated, and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.
Pass-Through Securities
The Funds may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Funds.
Agency Mortgage-Related Securities.  The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.
The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
The Federal National Mortgage Association (“Fannie Mae”) issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or
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receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.
In addition, the future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, to outright elimination of these entities. Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.
Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.
The Funds’ investments in mortgage-backed securities, including privately issued mortgage-related securities where applicable, may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
Asset-Backed Securities.  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.
Privately Issued Mortgage-Related Securities.  Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, Janus Capital determines that the securities meet the Funds’ quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any
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other assets which in Janus Capital’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the United States has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
A Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, Janus Capital takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, a Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Commercial Mortgage-Backed Securities.  A Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real
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property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities.  Other mortgage-related securities in which a Fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including collateralized mortgage obligation residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. In addition, a Fund may invest in any combination of mortgage-related interest-only or principal-only debt.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Adjustable Rate Mortgage-Backed Securities.  A Fund may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Other Types of Pass-Through Securities.  The Funds also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds’ Prospectuses may apply.
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Investment Company Securities
From time to time, a Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent a Fund is an underlying fund in a Janus Capital fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). A Fund may invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. A Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent a Fund invests in money market funds or other funds, such Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that Janus Capital serves as the investment adviser to underlying funds or investment vehicles in which a Fund may invest, Janus Capital may have conflicting interests in fulfilling its fiduciary duties to both the Fund and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In July 2014, the SEC adopted amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1.00 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on money market funds is unclear; however, any impact on the trading and value of money market instruments as a result of the 2014 Amendments may negatively affect a Fund’s return potential. There are various compliance dates for the 2014 Amendments, with the latest being October 2016.
Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of the 1940 Act.
As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an index-based investment or closed-end fund decreases below the price that a Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.
Exchange-Traded Notes
The Funds may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities, and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. A Fund may invest in these securities when desiring exposure to
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debt securities or commodities. When evaluating ETNs for investment, Janus Capital or the subadviser, as applicable, will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. As senior debt securities, ETNs rank above the issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Fund would be in line to receive repayment of its investment before certain of the company’s other creditors. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Depositary Receipts
Each Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds’ Prospectuses.
U.S. Government Securities
To the extent permitted by its investment objective and policies, each Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Inflation-Linked Securities
A Fund may invest in inflation-indexed securities, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked
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bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to a Fund.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Municipal Obligations
The Funds may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), and private activity bonds. In addition, a Fund may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.
The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.
A Fund may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.
Other Income-Producing Securities
Other types of income-producing securities that the Funds may purchase include, but are not limited to, the following types of securities:
Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money, or its NAV could decline by the use of inverse floaters.
When-Issued, Delayed Delivery and Forward Commitment Transactions.  A Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, a Fund could miss a favorable price or yield opportunity. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.
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A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.
Standby Commitments.  Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Strip Bonds.  Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender Option Bonds.  Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.
The Funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.
Variable and Floating Rate Obligations.  These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
In order to most effectively use these investments, the portfolio managers must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.
Real Estate Investment Trusts (“REITs”) and Real Estate-Linked Derivatives
Within the parameters of its specific investment policies, each Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, a Fund purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the
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seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.
Reverse repurchase agreements are transactions in which a Fund sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.
Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund’s portfolio, although a Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. A Fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.
High-Yield/High-Risk Bonds
Within the parameters of its specific investment policies, each Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba or lower by Moody’s Investors Service, Inc.). To the extent a Fund invests in high-yield/high-risk bonds (also known as “junk” bonds), under normal circumstances, each Fund will limit its investments in such bonds to 20% or less of its net assets.
Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.
A Fund may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds will be included in the Fund’s limit on investments in bonds rated below investment grade unless its portfolio managers deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund’s portfolio managers will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this SAI for a description of bond rating categories.
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Defaulted Securities
A Fund may hold defaulted securities if its portfolio managers believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Defaulted securities will be included in each Fund’s limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers’ belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Financial and Market Risks.  Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
Disposition of Portfolio Securities.  Although the Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit a Fund’s ability to readily dispose of securities to meet redemptions.
Other.  Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.
Futures, Options, and Other Derivative Instruments
The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. The Funds may also invest in long-term equity anticipation securities (“LEAPS”). LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for a Fund to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices.
A Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly. A Fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Income Dividends, Capital Gains Distributions, and Tax Status.”)
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:
Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in
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instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.
Futures Contracts.  The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund and the Internal Revenue Code), or contracts based on interest rates and financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the LIBOR interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
Neither the CFTC, National Futures Association (“NFA”), SEC, nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, a Fund that trades foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, such Fund may not have the protection of the U.S. securities laws.
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Funds. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be
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entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM’s other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business.
The Funds have filed notices of eligibility for exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 of the Commodity Exchange Act and, therefore, the Funds are not subject to regulation as commodity pool operators under the Commodity Exchange Act. The Funds may enter into futures contracts and related options as permitted under Rule 4.5. Amendments to Rule 4.5 adopted in 2012, however, narrowed the exemption from the definition of commodity pool operator and effectively imposed additional restrictions on a Fund’s use of futures, options, and swaps. A Fund will become subject to increased CFTC regulation if the Fund invests more than a prescribed level of its assets in such instruments, or if the Fund markets itself as providing investment exposure to these instruments. If a Fund cannot meet the requirements of Rule 4.5, Janus Capital and such Fund would need to comply with certain disclosure, reporting, and recordkeeping requirements. Such additional requirements would potentially increase a Fund’s expenses, which could negatively impact the Fund’s returns. Janus Capital is registered as a commodity pool operator in connection with the operation of one or more other Janus Henderson mutual funds which do not qualify for the Rule 4.5 exemption.
The Funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company’s stock. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company’s stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.
If a Fund owns interest rate sensitive securities and the portfolio managers expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Fund’s interest rate futures contract would increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If the portfolio managers’ view about the direction of interest rates is incorrect, that Fund may incur a loss as the result of investments in interest rate futures.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers still may not result in a successful use of futures.
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Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.
The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund’s current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of such Fund’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund’s other investments.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions.
Options on Futures Contracts.  The Funds may buy and write put and call options on futures contracts with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
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The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.
The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.
Forward Contracts.  A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.
The following discussion summarizes the Funds’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers believe there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, a Fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio.
These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund’s currency exposure from one foreign currency to another removes that Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if the portfolio managers’ projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.
At the maturity of a currency or cross currency forward, a Fund may exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. A Fund may also enter into forward currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
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Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities.
Forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes. However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
As a result of current or future regulation, a Fund’s ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.
Options on Foreign Currencies.  The Funds may buy and write options on foreign currencies either on exchanges or in the OTC market in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.
Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.
The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Fund’s custodian.
The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.
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Eurodollar Instruments.  Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments.  Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of non-deliverable forwards) or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.
Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.
In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.
Options on Securities.  In an effort to increase current income and to reduce fluctuations in NAV, the Funds may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Funds may write and buy options on the same types of securities that the Funds may purchase directly. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.
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A Fund may cover its obligations on a put option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. A Fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
A Fund may cover its obligations on a call option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the current market value, marked-to-market daily, of the underlying security (but not less than the full notional value of the call) for physically settled options; or (ii) the in-the-money value of the call for cash settled options. A Fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund’s custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian.
A Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers believe that writing the option would achieve the desired hedge.
The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.
The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.
In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.
A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.
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An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.
The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.
A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.
A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.
A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.
Options on Securities Indices.  The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a
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narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.
Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.
Options on Non-U.S. Securities Indices.  The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds may also purchase and write OTC options on foreign securities indices.
The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.
Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if Janus Capital or Perkins believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless Janus Capital or Perkins believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.
Price movements in a Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers may be forced to liquidate portfolio securities to meet settlement obligations. A Fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.
In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.
Other Options.  In addition to the option strategies described above and in the Prospectuses, a Fund may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. Each Fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of its net assets, when combined with all other illiquid investments of the Fund. A Fund may use exotic options to the extent that they are consistent with the Fund’s investment objective and investment policies, and applicable regulations.
The Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.
Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow a Fund to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under
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the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.
Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds, and currencies.
Swaps and Swap-Related Products.  The Funds may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps; equity swaps; interest rate swaps; commodity swaps; credit default swaps, including index credit default swaps (“CDXs”) and other event-linked swaps; swap agreements on security or commodity indices; swaps on ETFs; and currency swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. The Funds will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments).
Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be centrally cleared. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.
Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that includes a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.
A Fund normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital’s guidelines may be adjusted in accordance with market conditions. Janus Capital or Perkins will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.
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The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than other types of swaps.
There is no limit on the number of total return, equity, or interest rate swap transactions that may be entered into by a Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described under “Segregation of Assets.” Certain swaps, such as total return swaps, may add leverage to a Fund because, in addition to its total net assets, a Fund may be subject to investment exposure on the notional amount of the swap.
Another form of a swap agreement is the credit default swap. A Fund may enter into various types of credit default swap agreements (with notional values not to exceed 10% of the net assets of the Fund), including OTC credit default swap agreements, for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.
Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.
A Fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) CDXs or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.
A fund investing in CDXs is normally only permitted to take long positions in these instruments. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund. By investing in CDXs, a fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.
Regulations enacted by the CFTC under the Dodd-Frank Act require the Funds to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, a Fund will submit the swap to, and post collateral with, an FCM that is a clearinghouse member. Alternatively, a Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. A Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject
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to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Funds to losses, increase their costs, or prevent the Funds from entering or exiting swap positions, accessing collateral, or fully implementing their investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.
Options on Swap Contracts.  Certain funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.
Synthetic Equity Swaps.  A Fund may enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and a Fund will either pay or receive the net amount. A Fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.
Structured Investments.  A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.
Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Fund’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.
Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund’s net assets, when combined with all other illiquid investments of each Fund.
Market Events.  The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Funds, may
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not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.
The enactment of the Dodd-Frank Act provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Funds and the investment management industry as a whole is not yet certain.
Portfolio Turnover
The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by a Fund were replaced once during the fiscal year. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of a Fund’s investments, and the investment style and/or outlook of the portfolio managers. A Fund’s portfolio turnover rate may be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. The following table summarizes the portfolio turnover rates for the Funds for the last two fiscal years.
Fund Name	Portfolio Turnover Rate for the fiscal year ended June 30, 2016	Portfolio Turnover Rate for the fiscal year ended June 30, 2015
Janus Henderson Mid Cap Value Fund	65%	49%
Janus Henderson Small Cap Value Fund	84%	86%

Portfolio Holdings Disclosure Policies and Procedures
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-800-525-0020 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janushenderson.com/info.
Each Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.
•	Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance
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attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors may include the percentage of contribution/detraction to Fund performance.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds.
The Janus Henderson funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus Henderson funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus Henderson fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus Henderson fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in fund shares.
Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer or Ethics Committee that a Janus Henderson fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus Henderson funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.
Under extraordinary circumstances, Janus Capital’s Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus Henderson funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus Henderson funds shall be pre-approved by the Chief Compliance Officer or a designee.
To the best knowledge of the Janus Henderson funds, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or Janus Capital, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of one or more subadvisers and their products.
Name	Frequency	Lag Time
Adviser Compliance Associates, LLC	As needed	Current
Alan Biller and Associates	Quarterly	Current
Allianz Investment Management LLC	As needed	Current
ALPS Distributors, Inc.	As needed	Current
AnchorPath Financial, LLC	As needed	Current
Aon Hewitt	As needed	Current
Athena Investment Services	As needed	Current
Barclays Risk Analytics and Index Solutions Limited	Daily	Current
Barra, Inc.	Daily	Current
Bloomberg Finance L.P.	Daily	Current
BNP Paribas	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Securities Corp.	Daily	Current
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Name	Frequency	Lag Time
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Carr Communications NYC, LLC	As needed	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
Command Financial Press Corporation	As needed	2 days
Consulting Services Group, LLC	As needed	Current
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
DeMarche Associates	As needed	Current
Deutsche Bank AG, New York Branch	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems LLC	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Financial Models Company, Inc.	As needed	Current
FlexTrade LLC	Daily	Current
Frank Russell Company	As needed	Current
FrontSide Analytics, LLC	Daily	Current
HedgeFacts	Weekly	7 days
HeterMedia Services Limited	Monthly	Current
Horizon Investments, LLC	As needed	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
Interactive Data (Europe) Limited	Quarterly	10 days
Interactive Data Pricing and Reference Data LLC	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
J.P. Morgan Securities LLC	As needed	Current
Jeffrey Slocum & Associates, Inc.	As needed	Current
KPMG LLP	As needed	Current
LendAmend LLC	As needed	Current
Lipper Inc.	Quarterly	Current
Marco Consulting Group, Inc.	Monthly	Current
Marquette Associates	As needed	Current
Markit EDM Limited	Daily	Current
Markit Loans, Inc.	Daily	Current
Mercer Investment Consulting, Inc.	As needed	Current
Merrill Communications LLC	Quarterly	Current
MIO Partners, Inc.	As needed	Current
Momentum Global Investment Management	As needed	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Morningstar, Inc.	As needed	30 days
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Name	Frequency	Lag Time
New England Pension Consultants	Monthly	Current
Nomura Funds Research & Technologies America Inc.	As needed	Current
Omgeo LLC	Daily	Current
Pacific Life	As needed	Current
Perficient, Inc.	As needed	Current
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
Protiviti, Inc.	As needed	Current
RR Donnelley and Sons Company	Daily	Current
R.V. Kuhns & Associates	As needed	Current
Rocaton Investment Advisors, LLC	As needed	Current
Rogerscasey, Inc.	Quarterly	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
SEI Investments	As needed	Current
Serena Software, Inc.	As needed	Current
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
State Street Bank and Trust Company	Daily	Current
State Street Global Advisors	Monthly	Current
Stratford Advisory Group, Inc.	As needed	Current
Summit Strategies Group	Monthly; Quarterly	Current
The Ohio National Life Insurance Company	As needed	Current
Thomson Reuters (Markets) LLC	Daily	Current
Thrivent Financial for Lutherans	As needed	Current
Top Five Solutions LLC	As needed	Current
Tower Investment	As needed	30 days
Towers Watson	As needed	Current
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
UBS Global Asset Management	As needed	Current
Wachovia Securities LLC	As needed	Current
Wall Street On Demand, Inc.	Monthly; Quarterly	30 days; 15 days
Wilshire Associates Incorporated	As needed	Current
Wolters Kluwer Financial Services, Inc.	Monthly	Current
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information. Under no circumstance does Janus Capital, a Janus Henderson mutual fund, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.
Janus Capital manages other accounts such as separately managed accounts, other pooled investment vehicles, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus Henderson funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times
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than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds’ portfolio holdings disclosure policies.

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Investment adviser and subadviser

Investment Adviser – Janus Capital Management LLC
As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”).
Each Fund’s Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Funds’ Trustees who are not parties to the Advisory Agreements or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Funds’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Fund. Each Advisory Agreement: (i) may be terminated, without the payment of any penalty, by a Fund’s Trustees, or the vote of at least a majority of the outstanding voting securities of a Fund, or Janus Capital, on 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of that Fund.
Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds’ investments, provide office space for the Funds and certain other advisory-related services. Each Fund pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of all Fund Trustees, other costs of complying with applicable laws regulating the sale of Fund shares, compensation to the Funds’ transfer agent, and other costs, including shareholder servicing costs. As discussed in this section, Janus Capital has delegated certain management duties for the Funds to Perkins pursuant to subadvisory agreements (“Sub-Advisory Agreements”) between Janus Capital and Perkins.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Funds. The order also permits a Fund to disclose subadvisers’ fees only in the aggregate. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.
Shareholders of each Fund have approved the use of a manager-of-managers structure.
Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Funds, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Fund documents, and other services for which the Funds reimburse Janus Capital for its out-of-pocket costs. Each Fund also pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services that Janus Capital (or any subadviser, as applicable) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds.
Many of these costs vary from year to year which can make it difficult to predict the total impact to your Fund’s expense ratio, in particular during times of declining asset values of a Fund. Certain costs may be waived and/or reimbursed by Janus Capital pursuant to an expense limitation agreement with a Fund.
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A discussion regarding the basis for the Trustees’ approval of the Funds’ Investment Advisory Agreements and Sub-Advisory Agreements is included in each Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/info.
The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee may adjust up or down based on each Fund’s performance relative to its benchmark index over the performance measurement period. The following table reflects each Fund’s “base fee” rate prior to any performance fee adjustment.
Fund Name	Base Fee Rate (%) (annual rate)
Janus Henderson Mid Cap Value Fund	0.64
Janus Henderson Small Cap Value Fund	0.72

Performance-Based Investment Advisory Fee
Effective on the dates shown below, Janus Henderson Mid Cap Value Fund and Janus Henderson Small Cap Value Fund implemented an investment advisory fee rate that adjusts up or down based upon each Fund’s performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period. Any performance adjustment commenced on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applied.
Fund Name	Effective Date of Performance Fee Arrangement	Effective Date of First Adjustment to Advisory Fee
Janus Henderson Mid Cap Value Fund	02/01/06	02/01/07
Janus Henderson Small Cap Value Fund	01/01/09	01/01/10

Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months; accordingly, only the Fund’s Base Fee Rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears.
The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment
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could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.
The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of that Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.
The Trustees may determine that a class of shares of a Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law.
The Trustees may from time to time determine that another securities index for a Fund is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund’s benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund’s performance compared to its former benchmark index. Any change to a particular Fund’s benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the “Staff”) that, with respect to Funds that charge a performance fee, changing a Fund’s benchmark index used to calculate the performance fee will require shareholder approval. If there is a change in the Staff’s position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Fund’s benchmark index is appropriate.
Under certain circumstances, the Trustees may, without the prior approval of Fund shareholders, implement changes to the performance fee structure of a Fund as discussed above, subject to applicable law.
It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.
If the average daily net assets of a Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.
Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee Rate was 1/12th of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.
The Base Fee Rate would be computed as follows:
$200 million x 0.60% ÷ 12 = $100,000
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If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.375% of $200 million.
If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12th of 0.975% of $200 million.
If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12th of 0.225% of $200 million.
Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.975% in the case of outperformance, or approximately 1/12th of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.
By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.
The Base Fee Rate would be computed as follows:
$800 million x 0.60% ÷ 12 = $400,000
If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.094% of $800 million.
If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12th of 0.694% of $800 million.
If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12th of 0.506% of $800 million.
Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.694% in the case of outperformance, or approximately 1/12th of 0.506% in the case of underperformance.
The Base Fee Rate for each Fund and the Fund’s benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:
Fund Name	Benchmark Index	Base Fee Rate (%) (annual rate)
Janus Henderson Mid Cap Value Fund	Russell Midcap® Value Index(1)	0.64 (2)
Janus Henderson Small Cap Value Fund	Russell 2000® Value Index(3)	0.72 (2)

(1)	The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.
(2)	Janus Capital pays Perkins, the Fund’s subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of the Fund. The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period. Under the Sub-Advisory Agreement, Janus Capital pays Perkins a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital).
(3)	The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.
The following hypothetical examples illustrate the application of the Performance Adjustment for each Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were
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decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Fund as of the fiscal year ended June 30, 2016 are shown below.
Fund Name	Net Assets
Janus Henderson Mid Cap Value Fund	$4,083,859,824
Janus Henderson Small Cap Value Fund	$1,495,014,288

Examples: Janus Henderson Mid Cap Value Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell Midcap® Value Index.
Example 1: Fund Outperforms Its Benchmark Index By 4.00%
If the Fund has outperformed the Russell Midcap® Value Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the Russell Midcap® Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 4.00%
If the Fund has underperformed the Russell Midcap® Value Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Under the terms of the current Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of Janus Henderson Mid Cap Value Fund, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (net of any applicable performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Janus Henderson Mid Cap Value Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the Russell Midcap® Value Index.
Examples: Janus Henderson Small Cap Value Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell 2000® Value Index.
Example 1: Fund Outperforms Its Benchmark Index By 5.50%
If the Fund has outperformed the Russell 2000® Value Index by 5.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.72%	1/12th of 0.15%	1/12th of 0.87%
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Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the Russell 2000® Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.72%	0.00	1/12th of 0.72%
Example 3: Fund Underperforms Its Benchmark Index By 5.50%
If the Fund has underperformed the Russell 2000® Value Index by 5.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.72%	1/12th of -0.15%	1/12th of 0.57%
Under the terms of the current Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of Janus Henderson Small Cap Value Fund, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (net of any applicable performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Janus Henderson Small Cap Value Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the Russell 2000® Value Index.
Expense Limitations
Janus Capital agreed by contract to waive the advisory fee payable by each Fund, or reimburse expenses, in an amount equal to the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Funds, refer to the “Fees and Expenses of the Fund” table in the Fund Summary of each Prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue each waiver until at least November 1, 2017.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Mid Cap Value Fund	0.83 (1)
Janus Henderson Small Cap Value Fund	0.96 (1)

(1)	The Fund has a performance-based investment advisory fee with a rate that adjusts up or down based upon the Fund’s performance relative to its benchmark index over the performance measurement period. Additional details are included in the “Performance-Based Investment Advisory Fee” section of this SAI. Because a fee waiver will have a positive effect upon the Fund’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.
The following table summarizes the investment advisory fees paid by each Fund and any advisory fee waivers pursuant to the investment advisory fee agreement in effect during the last three fiscal years ended June 30.
	2016		2015		2014
Fund Name	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)
Janus Henderson Mid Cap Value Fund	$15,109,781	$—	$29,570,392	$—	$46,801,793	– $34,130
Janus Henderson Small Cap Value Fund	$12,132,886	$—	$ 9,291,751	$—	$12,757,114	– $ 7,526

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Subadviser Perkins Investment Management LLC
Janus Capital has entered into Sub-Advisory Agreements with Perkins Investment Management LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, on behalf of Janus Henderson Mid Cap Value Fund and Janus Henderson Small Cap Value Fund.
Perkins and its predecessors have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital owns 100% of Perkins.
Under the Sub-Advisory Agreements between Janus Capital and Perkins, Perkins is responsible for the day-to-day investment operations of Janus Henderson Mid Cap Value Fund and Janus Henderson Small Cap Value Fund. Investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust’s registration statement. Perkins: (i) manages the investment operations of the Funds; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Funds, their condition, investment decisions and considerations; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Funds; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports. The Sub-Advisory Agreements provide that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.
Under the Sub-Advisory Agreements, Janus Capital pays Perkins a fee equal to 50% of the advisory fee payable by each of Janus Henderson Mid Cap Value Fund and Janus Henderson Small Cap Value Fund to Janus Capital (net of any applicable performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital).
The Sub-Advisory Agreements with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the vote of a majority of the Independent Trustees, and by either the Funds’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Fund. The Sub-Advisory Agreements are subject to termination at any time, without penalty, by the Trustees, the vote of at least a majority of the outstanding voting securities of each Fund, or Janus Capital, upon 60 days’ advance written notice, or by Perkins by giving 90 days’ advance written notice to the other party (Perkins shall allow up to an additional 90 days at the request of Janus Capital or the Trust in order to find a replacement for Perkins), or by Janus Capital or the Trust without advance notice if Perkins is unable to discharge its duties and obligations. Each Fund’s Sub-Advisory Agreement terminates automatically in the event of the assignment or termination of each Fund’s respective Investment Advisory Agreement. Each Fund’s Sub-Advisory Agreement generally may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of each Fund.
Performance-Based SubAdvisory Fee
As a result of shareholder approval of Janus Henderson Mid Cap Value Fund’s and Janus Henderson Small Cap Value Fund’s amended investment advisory agreement between Janus Capital and the Trust, on behalf of each Fund, effective February 1, 2006 for Janus Henderson Mid Cap Value Fund and January 1, 2009 for Janus Henderson Small Cap Value Fund, the subadvisory fee paid to Perkins changed from a fixed-rate fee to a fee that adjusts up or down based upon the performance of each Fund’s Class A Shares (waiving the upfront sales load) relative to the Russell Midcap® Value Index for Janus Henderson Mid Cap Value Fund and the Russell 2000® Value Index for Janus Henderson Small Cap Value Fund, each Fund’s respective benchmark index. Any performance adjustment commenced February 2007 for Janus Henderson Mid Cap Value Fund and January 2010 for Janus Henderson Small Cap Value Fund. Prior to such time, only the previous fixed rates applied. In accordance with the Sub-Advisory Agreements, Perkins receives a fee from Janus Capital equal to 50% of the advisory fee payable to Janus Capital from each Fund (net of any applicable performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital).
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Subadvisory Fees
Under each Sub-Advisory Agreement, Perkins was compensated according to the following schedule for the fiscal year ended June 30, 2016.
Fund Name	Subadviser	Subadvisory Fee Rate(1)(%)
Janus Henderson Mid Cap Value Fund	Perkins	0.32 (2)
Janus Henderson Small Cap Value Fund	Perkins	0.36 (2)

(1)	Prior to the reimbursement of expenses incurred or fees waived by Janus Capital, if applicable.
(2)	Prior to any performance adjustment, if applicable.
The Funds pay no fees directly to Perkins. Janus Capital pays these subadvisory fees out of each Fund’s respective advisory fees.
The following table summarizes the subadvisory fees paid by Janus Capital pursuant to the subadvisory fee agreements in effect during the fiscal years ended June 30.
	2016	2015	2014
Fund Name	Subadvisory Fees	Subadvisory Fees	Subadvisory Fees
Janus Henderson Mid Cap Value Fund	$7,719,614	$14,911,553	$23,455,551
Janus Henderson Small Cap Value Fund	$6,286,192	$ 4,707,893	$ 6,391,053

Payments to Financial Intermediaries By Janus Capital or Its Affiliates
With respect to other share classes not offered in this SAI, Janus Capital or its affiliates may pay fees, from their own assets, to selected brokerage firms or other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.
In addition, Janus Capital, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other non-distribution related shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive
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such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you.
Additional Information About Janus Capital and the Subadviser
Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.
With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital and Perkins, an account may participate in a Primary Offering if the portfolio managers believe the Primary Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. The Primary Offering allocation procedures generally require that all securities purchased in a Primary Offering be allocated to all participating accounts based upon a portfolio manager’s initial indication of interest (i.e., the desired number of securities or the aggregate amount to be invested). To the extent a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund participates in a Primary Offering, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund.
Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes. In certain circumstances, and subject to the Primary Offering allocation procedures, Janus Capital may deviate from these procedures to account for allocation sizes that are deemed, by the portfolio managers, to be de minimis to certain eligible accounts or to address situations specific to individual accounts (e.g., cash limitations, position weightings, etc.). Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.
Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the
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sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.
Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.
Perkins, the subadviser for the Funds, may buy and sell securities or engage in other investments on behalf of multiple clients, including the Funds. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client’s portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.
The Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.
Pursuant to the provisions of the 1940 Act, Janus Henderson mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Each account managed by Janus Capital or the subadviser has its own investment objective and policies and is managed accordingly by the respective portfolio managers. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.
The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of the Janus Capital “funds of funds,” which are funds that primarily invest in other Janus Henderson mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Capital funds of funds and the other Janus Henderson mutual funds. The Trustees intend to address any such conflicts as deemed appropriate.
Janus Capital Ethics Rules
Janus Capital, Perkins, and Janus Henderson Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Policy, Gift and Entertainment Policy, and Outside Business Activity Policy. The Ethics Rules are designed to ensure Janus Capital, Perkins, and Janus Henderson Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.
Under the Personal Trading Policy, all Janus Capital, Perkins, and Janus Henderson Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, Perkins, and Janus Henderson Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Personal Trading Policy. All personnel of Janus Capital, Perkins, Janus Henderson Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Trading Policy.
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In addition to the pre-clearance requirement described above, the Personal Trading Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Trading Policy and under certain circumstances Janus Capital, Perkins, and Janus Henderson Distributors personnel may be required to forfeit profits made from personal trading.
Proxy Voting Policies and Procedures
Each Fund’s Trustees have delegated to Janus Capital or the Fund’s subadviser the authority to vote all proxies relating to such Fund’s portfolio securities in accordance with Janus Capital’s or the subadviser’s own policies and procedures. Summaries of Janus Capital’s and the subadviser’s policies and procedures are available without charge: (i) upon request, by calling 1-800-525-0020; (ii) on the Funds’ website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.
A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janushenderson.com/proxyvoting.
Each Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janushenderson.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.
Janus Capital Management LLC Proxy Voting Summary For Mutual Funds
Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.
Proxy Voting Procedures
Janus Capital has developed proxy voting guidelines (the “Janus Guidelines”) that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital’s portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Proxy Voting Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Proxy Voting Committee establishes its recommendations and revises the Janus Guidelines, they are distributed to Janus Capital’s portfolio managers for review and implementation. Mutual fund proxies are generally voted in accordance with the Janus Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.
While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital’s portfolio managers, it does not have proxy voting authority for any proprietary or nonproprietary mutual fund. In addition, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service provides research and recommendations on proxy issues. Janus Capital’s portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Certain funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. The portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager has discretion to vote differently than the Janus Guidelines.
The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Janus Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio
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manager proposes to vote a proxy inconsistent with the Janus Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.
Proxy Voting Policies
As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.
Board of Directors Issues
Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
Auditor Issues
Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.
Equity and Executive Compensation Issues
Janus Capital reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Janus Capital will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Capital will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Janus Capital).
General Corporate Issues
Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.
Shareholder Proposals
If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital’s first priority is to act as a fiduciary in the best financial interests of its clients. Janus Capital recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus Capital strives to balance these issues in a manner consistent with its fiduciary obligations. Janus Capital will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Janus Capital will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.
Perkins Investment Management LLC Proxy Voting Summary For Mutual Funds
Perkins seeks to vote proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent
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proxy voting service, Institutional Shareholder Services Inc. (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.
Proxy Voting Procedures
Perkins has developed proxy voting guidelines (the “Perkins Guidelines”) that outline how Perkins generally votes proxies on securities held by the portfolios Perkins manages. The Perkins Guidelines, which include recommendations on most major corporate issues, have been developed by Perkins in consultation with the Janus Proxy Voting Committee. Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Guidelines; however, a portfolio manager has discretion to vote differently than the Perkins Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins’ behalf, has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues. Mutual fund proxies are generally voted in accordance with the Perkins Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.
While the Janus Proxy Voting Committee serves as a resource for Perkins and its portfolio managers, the Committee does not have proxy voting authority for any proprietary or nonproprietary mutual fund. Perkins’ portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Although Perkins-managed funds will generally not participate in securities lending, certain funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. If applicable, the portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits.
The Janus Proxy Voting Committee serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. Perkins representatives work closely with the Janus Proxy Voting Committee in administering and overseeing the Perkins proxy voting procedures. Perkins and the Janus Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Perkins and the Janus Proxy Voting Committee believe that application of the Perkins Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Perkins Guidelines. For proxy votes that are inconsistent with the Perkins Guidelines and a potential conflict is identified, the Janus Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio managers’ voting rationale appears reasonable. If the Janus Proxy Voting Committee does not agree that the portfolio managers’ rationale is reasonable, the Janus Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.
Proxy Voting Policies
Below is a summary of some of the Perkins Guidelines.
Board of Directors Issues
Perkins: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
Auditor Issues
Perkins will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.
Equity and Executive Compensation Issues
Perkins reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Perkins will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are
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automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Perkins will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Perkins).
General Corporate Issues
Perkins: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.
Shareholder Proposals
If a shareholder proposal is specifically addressed by the Perkins Guidelines, Perkins will generally vote pursuant to that Perkins Guideline. Perkins’ first priority is to act as a fiduciary in the best financial interests of its clients. Perkins recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Perkins strives to balance these issues in a manner consistent with its fiduciary obligations. Perkins will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Perkins will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Perkins will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Guidelines.

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Custodian, transfer agent, and certain affiliations

State Street Bank and Trust Company (“State Street”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds and of an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Funds’ Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.
Janus Services LLC (“Janus Services”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other non-distribution related shareholder services for the Funds.
For transfer agency and other services, Janus Services receives an asset-weighted fee from each Fund based on the average proportion of each Fund’s total net assets sold directly and the average proportion of each Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. Depending on the shareholder composition of a Fund each month, the asset-weighted fee could increase or decrease from the amount that otherwise would have been paid under the prior transfer agency fee structure.
Janus Services has agreed to waive all or a portion of the transfer agency fees payable by the Class L Shares of each Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Transfer agency fees paid on behalf of Janus Henderson Mid Cap Value Fund and Janus Henderson Small Cap Value Fund for the fiscal years ended June 30, are summarized below.
	2016		2015		2014
	Transfer Agency		Transfer Agency		Transfer Agency
Fund Name	Fees	Waivers(–)	Fees	Waivers(–)	Fees	Waivers(–)
Janus Henderson Mid Cap Value Fund	$ 26,802	– $ 10,435	$ 44,258	$ —	$ 60,082	– $ 15,361
Janus Henderson Small Cap Value Fund	$400,150	– $346,663	$414,803	– $361,974	$489,677	– $427,795

Through Janus Services, the Funds pay DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for certain broker-controlled accounts and closed accounts. These fees are in addition to any administrative services fees paid to Janus Services. The Funds also use and pay for DST systems to track and process contingent deferred sales charges. These fees are only charged to classes of the Funds with contingent deferred sales charges, as applicable.
Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Henderson Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Henderson Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Henderson Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Henderson Distributors continuously offers each Fund’s Shares and accepts orders at NAV per share of the relevant class. The cash-compensation amount or rate at which Janus Henderson Distributors’ registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

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Portfolio transactions and brokerage

Janus Capital places all portfolio transactions of the Funds solely upon Perkins’ direction. Janus Capital and Perkins have a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.
Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for Funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital’s and Perkins’ knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital’s and Perkins’ own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer’s sale of Fund shares when choosing a broker-dealer to effect transactions.
“Cross trades,” in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Funds’ Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Janus Henderson-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus Henderson fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a Fund involved in a cross trade.
For the fiscal year ended June 30, 2016, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.
Fund Name	Commissions	Transactions
Janus Henderson Mid Cap Value Fund	$1,936,955	$3,203,763,625
Janus Henderson Small Cap Value Fund	$ 898,989	$1,159,196,832

Janus Capital and Perkins do not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing
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research, research-related products or services, or execution-related services of a particular benefit to their clients. Janus Capital and Perkins have entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Janus Capital and Perkins with research or brokerage services, as permitted under Section 28(e) of the Securities Exchange Act of 1934. CCAs allow Janus Capital and Perkins to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Janus Capital and Perkins are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins, and such research may not necessarily be used by Janus Capital or Perkins in connection with the same accounts that paid commissions to the broker providing such brokerage and research products and services. Such products and services may not always be used in connection with management of the Funds. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins’ clients, including the Funds.
Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but “step-out” all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer’s commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital’s and Perkins’ receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.
When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or the subadviser, better prices and executions will be achieved through the use of a broker.
The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal years ended June 30.
Fund Name	2016	2015	2014
Janus Henderson Mid Cap Value Fund	$4,191,166	$6,310,220	$8,812,926
Janus Henderson Small Cap Value Fund	$1,939,285	$3,113,164	$3,508,286

Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, shareholder, broker-dealer, or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.
As of June 30, 2016, the Funds owned securities of their regular broker-dealers (or parents) as shown below:
Fund Name	Name of Broker-Dealer	Value of Securities Owned
Janus Henderson Mid Cap Value Fund	RBC Capital Markets Corp.	$75,000,000
Janus Henderson Small Cap Value Fund	AllianceBernstein Holding LP	$ 9,671,504
	RBC Capital Markets Corp.	50,000,000

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Shares of the trust

Although Janus Henderson Mid Cap Value Fund is closed, certain investors may continue to invest in the Fund. Once an account is closed, additional investments will not be accepted. Shares of the Funds are purchased at the NAV per share as determined as of the close of the regular trading session of the New York Stock Exchange next occurring after a purchase order is received in good order by the Funds. Detailed information is also included under “Closed Fund Policies” in this section of the SAI.
Net Asset Value Determination
As stated in the Funds’ Prospectuses, the net asset value (“NAV”) of the Shares of each class of each Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value.
Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Funds use systematic fair valuation models provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund’s NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
To the extent there are any errors in a Fund’s NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.
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CLOSED FUND POLICIES
Class L Shares of each Fund are closed to new investors. Current investors in Class L Shares may continue to invest in their Fund account, including reinvestment of any dividends or capital gains distributions. However, once an account is closed, additional investments in a Fund will not be accepted. Other share classes offered by the Funds may be available for purchase for investors who meet certain criteria as outlined in the “Shareholders Guide” section of the prospectuses for those respective share classes.
Purchases
Class L Shares of the Funds can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Class L Shares may be purchased directly with the Funds in certain circumstances as provided in the Funds’ Prospectuses. Not all financial intermediaries offer all classes. Shares or classes of the Funds may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Funds’ expenses. Certain Shares or classes of the Funds may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional. For an analysis of fees associated with an investment in other similar funds, please visit www.finra.org/fundanalyzer.
Certain designated organizations are authorized to receive purchase orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value Determination.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Funds’ Prospectuses will provide you with detailed information about investing in the Funds.
Janus Capital has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
Redemptions
Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. In certain circumstances, Class L Shares may be redeemed directly with the Funds. Certain designated organizations are authorized to receive redemption orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In
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addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Fund, by delivery of securities selected from its assets at its discretion. However, each Fund is governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Fund for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined.
The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

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Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.
It is a policy of the Funds to make distributions of substantially all of their respective net investment income and any realized net capital gains at least annually. Any net capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Funds declare and make annual distributions of net investment income (if any).
Fund Taxation
The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special federal income tax treatment.
A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.
Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. In certain circumstances, a Fund may be required to accrue income on an investment prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. In certain cases, a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.
The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.
Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If a Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.
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Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
A Fund’s investments in REIT equity securities, if any, may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to an IRS notice, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) may be subject to federal income tax in all events. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which a Fund may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders: (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income; and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. This may impact a Fund’s performance.
Certain Funds’ investments in REITs may require a Fund to pass through certain “excess inclusion income” as “unrelated business taxable income” (“UBTI”). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in a Fund regarding recent IRS pronouncements about the treatment of such income for certain tax-exempt investors.
The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.
Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by
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the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
A Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the IRS could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Funds.
Shareholder Taxation
All income dividends and capital gains distributions, if any, on a Fund’s Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date, unless the shareholder has elected to receive distributions in cash. Shareholders will be subject to federal income taxes on distributions made by a Fund whether received in cash or additional shares of the Fund. Distributions from a Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. Dividends paid by a Fund may also qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from most REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Funds’ corporate shareholders. Distributions from a Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.
Distributions declared by a Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.
Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.
When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 28% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S.
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individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

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Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of Janus Capital as that term is defined by the 1940 Act.
Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, as supplemented, collectively, the two registered investment companies consist of 65 series or funds.
The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.
TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	65	Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	65	Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).
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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	65	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	65	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	65	Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).
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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	65	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	65	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	65	Independent Trustee, Henderson Global Funds (13 portfolios) (since 2015); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	65	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

67

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.
*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.
Alan A. Brown:  Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013.
William D. Cvengros:  Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.
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Raudline Etienne:  Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Advisor to a global strategy firm, and a Fund Independent Trustee since 2016.
William F. McCalpin:  Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.
Gary A. Poliner:  Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Fund Independent Trustee since 2016.
James T. Rothe:  Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.
William D. Stewart:  Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.
Linda S. Wolf:  Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.
General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus Henderson funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus Henderson funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus Henderson funds’ service providers, including the investment management agreements with Janus Capital and any applicable subadviser. The Trustees are also responsible for determining or changing each Janus Henderson fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Janus Henderson funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Janus Henderson funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Janus Henderson funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus Henderson funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus Henderson funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus Henderson fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Henderson funds in the complex.
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Committees of the Board
The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Nominating and Governance Committee, and Pricing Committee. The table below shows the committee members as of the date of this SAI. The composition of certain committees was different throughout the fiscal year. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:
	Summary of Functions	Members * (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended June 30, 2016
Audit Committee	Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.	William D. Cvengros (Chair) Gary A. Poliner William D. Stewart	8
Brokerage Committee	Reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of portfolio transactions.	Alan A. Brown (Chair) James T. Rothe William D. Stewart	4
Investment Oversight Committee	Oversees the investment activities of the Trust’s funds and reviews various matters related to the operations of the Janus Henderson money market funds, including compliance with their Money Market Fund Procedures.	William F. McCalpin (Chair) Alan A. Brown William D. Cvengros(1) Raudline Etienne Gary A. Poliner James T. Rothe William D. Stewart Linda S. Wolf	5
Legal and Regulatory Committee	Oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, and oversees the implementation and administration of the Trust’s Proxy Voting Guidelines.	Linda S. Wolf (Chair) Alan A. Brown William F. McCalpin Gary A. Poliner	8
Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	James T. Rothe (Chair) William F. McCalpin Linda S. Wolf	6
Pricing Committee	Determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees and reviews other matters related to the pricing of securities.	William D. Stewart (Chair) Raudline Etienne James T. Rothe Linda S. Wolf	4

*	Raudline Etienne and Gary A. Poliner were elected as new Fund Trustees at a joint Special Meeting of Shareholders on June 14, 2016.
(1)	Mr. Cvengros serves as the Lead Trustee for money market matters.
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Board Oversight of Risk Management
Janus Capital, as part of its responsibilities for the day-to-day operations of the Janus Henderson funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus Henderson funds’ operations, oversees Janus Capital’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus Henderson funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Janus Henderson funds’ other service providers and from independent consultants hired by the Board.
Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with Janus Henderson fund transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus Henderson fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus Henderson funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Capital’s Chief Compliance Officer, discusses relevant risk issues that may impact the Janus Henderson funds and/or Janus Capital’s services to the funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus Henderson funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Janus Henderson funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of Janus Capital to provide services to the funds.
The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus Henderson funds’ risk management process.
Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.
As of December 31, 2015, the Trustees owned securities of the Funds described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Henderson Funds”).
Name of Trustee*	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees
William F. McCalpin	None	Over $100,000(1)
Alan A. Brown	None	Over $100,000
William D. Cvengros	None	Over $100,000
James T. Rothe	None	Over $100,000(1)
William D. Stewart	None	Over $100,000
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Name of Trustee*	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees (cont’d.)
Linda S. Wolf	None	Over $100,000(1)

*	Raudline Etienne and Gary A. Poliner were elected as new Fund Trustees at a joint Special Meeting of Shareholders on June 14, 2016.
(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.
The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus Henderson funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds’ Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.
To the best knowledge of the Trust, the following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Henderson Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Henderson Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”).
Name of Person, Position	Aggregate Compensation from the Funds for fiscal year ended June 30, 2016	Total Compensation from the Janus Henderson Funds for calendar year ended December 31, 2015(1)(2)
Independent Trustees
William F. McCalpin, Chairman and Trustee(3)(4)	$201	$382,000
Alan A. Brown, Trustee(4)	$144	$269,000
William D. Cvengros, Trustee(4)	$157	$272,000
Raudline Etienne, Trustee*	$546	$264,000
Gary A. Poliner, Trustee**	$308	N/A
James T. Rothe, Trustee(4)	$148	$279,000
William D. Stewart, Trustee(4)	$149	$267,000
Linda S. Wolf, Trustee(4)	$144	$282,000

*	Raudline Etienne served as independent consultant to the Trustees during the period June 2, 2014 to June 13, 2016. Ms. Etienne received Total Compensation from the Janus Henderson Funds in the amount reflected above during the calendar year ended December 31, 2015 for serving as an independent consultant to the Trustees. The Aggregate Compensation reflected above is for the period July 1, 2015 to June 30, 2016. Ms. Etienne was elected as a Fund Trustee on June 14, 2016.
**	Gary A. Poliner served as independent consultant to the Trustees during the period January 1, 2016 to June 13, 2016, and therefore received no compensation from the Janus Henderson Funds prior to January 1, 2016. The Aggregate Compensation reflected above is for the period January 1, 2016 to June 30, 2016. Mr. Poliner was elected as a Fund Trustee on June 14, 2016.
(1)	For all Trustees, includes compensation for service on the boards of two Janus Capital trusts comprised of 58 portfolios.
(2)	Total Compensation received from the Janus Henderson Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $38,200 and James T. Rothe $279,000.
(3)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as chair of, or as Lead Trustee for, one or more committees of the Board of Trustees during certain periods.
72

Perkins Investment Personnel
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2016. For any co-managed Fund or account, the assets reflect total Fund assets. If applicable, accounts included under Other Registered Investment Companies may include subadvised accounts and non-U.S. registered investment companies. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert H. Perkins	Number of Other Accounts Managed	1	None	99
	Assets in Other Accounts Managed	$ 77,157,785	None	$236,949,992
Thomas M. Perkins	Number of Other Accounts Managed	3 (1)	1	5
	Assets in Other Accounts Managed	$342,743,075	$11,493,287	$ 68,134,689
Kevin Preloger	Number of Other Accounts Managed	2 (1)	None	7
	Assets in Other Accounts Managed	$163,997,100	None	$ 27,446,359
Tom Reynolds	Number of Other Accounts Managed	1	None	None
	Assets in Other Accounts Managed	$ 77,157,785	None	None
Justin Tugman	Number of Other Accounts Managed	2 (1)	None	4
	Assets in Other Accounts Managed	$181,898,253	None	$ 67,851,721

(1)	One of the accounts included in the total, consisting of $104,740,468 of the total assets in the category, has a performance-based advisory fee.
Material Conflicts
As shown in the table above, the portfolio managers may manage other funds and accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts. Janus Capital or an affiliate may provide seed capital to one or more of these accounts. In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on the portfolio managers’ compensation than others. Under certain circumstances, a portfolio manager (or portfolio manager’s family members) may own the same securities as those held in a Fund’s portfolio. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Information regarding Perkins’ trade allocation procedures is described under “Additional Information About Janus Capital and the Subadviser.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by a portfolio manager (or portfolio manager’s family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Ethics Rules.
Compensation Information
The following describes the structure and method of calculating a portfolio manager’s compensation as of June 30, 2016.
The portfolio managers and co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation: Fixed compensation is paid in cash and is comprised primarily of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).
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Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and are generally granted in the form of a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus Henderson mutual fund investments selected by the portfolio manager. The portfolio managers, as part owners of Perkins, also receive compensation by virtue of their ownership interest in Perkins. The overall Perkins’ variable compensation pool is determined by JHG management.
From the overall Perkins’ variable compensation pool described above, variable compensation is paid to a portfolio manager at the discretion of Perkins’ management based primarily on the Managed Funds’ performance, with additional discretionary compensation opportunities based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; (iv) client relationships; and (v) if applicable, CIO duties. The size of the variable compensation pool fluctuates depending on both the revenue derived from firm-wide managed assets and the investment performance of such firm-wide managed assets.
Certain portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.
Ownership of Securities
As of June 30, 2016, the portfolio managers of the Funds described in this SAI beneficially owned securities of the Fund(s) they manage in the dollar range shown in the following table. The last column of the table also reflects each individual’s aggregate beneficial ownership of all mutual funds advised by Janus Capital within the Janus Henderson family of funds (collectively, the “Janus Henderson Funds”).
Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed		Aggregate Dollar Range of Equity Securities in Janus Henderson Funds
Perkins
Robert H. Perkins	Janus Henderson Small Cap Value Fund	Over $1,000,000	Over $1,000,000
Thomas M. Perkins	Janus Henderson Mid Cap Value Fund	Over $1,000,000	Over $1,000,000
Kevin Preloger	Janus Henderson Mid Cap Value Fund	Over $1,000,000	Over $1,000,000
Tom Reynolds	Janus Henderson Small Cap Value Fund	$100,001-$500,000	Over $1,000,000
Justin Tugman	Janus Henderson Mid Cap Value Fund	$500,001-$1,000,000	Over $1,000,000
	Janus Henderson Small Cap Value Fund	Over $1,000,000

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Principal shareholders

As of September 30, 2016, the officers and Trustees as a group owned less than 1% of Class L Shares of Janus Henderson Small Cap Value Fund and did not own any outstanding Class L Shares of Janus Henderson Mid Cap Value Fund. As of September 30, 2016, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Funds is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. In addition, a large redemption by a controlling shareholder could significantly reduce the asset size of a Fund, which may adversely affect the Fund’s investment flexibility, portfolio diversification, and expense ratio.
To the best knowledge of the Trust, as of September 30, 2016, no other person or entity owned beneficially 5% or more (or beneficially owned more than 25%) of the outstanding Shares of any class of the Funds, except as shown. To the extent that Janus Capital, an affiliate, or an individual, such as a Fund’s portfolio manager(s), owns a significant portion of the Shares of any class of a Fund or a Fund as a whole, the redemption of those Shares may have an adverse effect on the Fund, a share class, and/or its shareholders. Janus Capital may consider the effect of redemptions on such Fund and the Fund’s other shareholders in deciding whether to redeem its Shares. In certain circumstances, Janus Capital’s or JHG’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, entities other than Janus Capital shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.
Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Mid Cap Value Fund Class L Shares	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	22.90%
	Charles Schwab & Co Inc. Reinvest Account San Francisco, CA	15.22%
	National Financial Svcs Corp For the Exclusive Benefit of Our Customers Jersey City, NJ	12.84%
	Pershing LLC Jersey City, NJ	10.98%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	7.97%
	Morgan Stanley & Co Jersey City, NJ	5.86%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	5.17%
Janus Henderson Small Cap Value Fund Class L Shares	Charles Schwab & Co Inc. Reinvest Account San Francisco, CA	21.64%
	Vanguard Fiduciary Trust Co Valley Forge, PA	19.85%
	National Financial Svcs Corp For the Exclusive Benefit of Our Customers Jersey City, NJ	19.19%

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Miscellaneous information

Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 52 series of shares, known as “Funds.” Each Fund presently offers interests in different classes of shares as described in the table below.
Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Emerging Markets Fund	x	x	x	x				x	x
Janus Henderson Adaptive Global Allocation Fund	x	x	x	x		x		x	x
Janus Henderson All Asset Fund	x	x	x	x		x		x	x
Janus Henderson Asia Equity Fund	x	x	x	x				x	x
Janus Henderson Balanced Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Contrarian Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson Diversified Alternatives Fund	x	x	x	x		x		x	x
Janus Henderson Dividend & Income Builder Fund	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Fund	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Managed Volatility Fund	x	x	x	x				x	x
Janus Henderson Enterprise Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson European Focus Fund	x	x	x	x		x		x	x
Janus Henderson Flexible Bond Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Forty Fund(1)	x	x		x		x	x	x	x
Janus Henderson Global Allocation Fund – Conservative(2)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Growth(2)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Moderate(2)	x	x	x	x				x	x
Janus Henderson Global Bond Fund	x	x	x	x		x		x	x
Janus Henderson Global Equity Income Fund	x	x	x	x		x		x	x
Janus Henderson Global Income Managed Volatility Fund	x	x	x	x				x	x
Janus Henderson Global Life Sciences Fund(2)	x	x	x	x				x	x
Janus Henderson Global Real Estate Fund(1)	x	x	x	x				x	x
Janus Henderson Global Research Fund(2)	x	x	x	x			x	x	x
Janus Henderson Global Select Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson Global Technology Fund(2)	x	x	x	x				x	x
Janus Henderson Global Unconstrained Bond Fund	x	x	x	x		x	x	x	x
Janus Henderson Global Value Fund(2)	x	x	x	x		x		x	x
Janus Henderson Government Money Market Fund(2)			x						x
Janus Henderson Growth and Income Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson High-Yield Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson International Long/Short Equity Fund	x	x	x	x		x		x	x
Janus Henderson International Managed Volatility Fund(1)	x	x	x	x		x		x	x
Janus Henderson International Opportunities Fund	x	x	x	x		x	x	x	x
Janus Henderson International Small Cap Fund	x	x	x	x		x		x	x
Janus Henderson International Value Fund	x	x	x	x		x		x	x
Janus Henderson Large Cap Value Fund(1)	x	x	x	x		x		x	x
Janus Henderson Mid Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Janus Henderson Money Market Fund(2)			x						x
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Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Henderson Multi-Sector Income Fund	x	x	x	x		x		x	x
Janus Henderson Overseas Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Real Return Fund	x	x	x	x				x	x
Janus Henderson Research Fund(2)	x	x	x	x		x		x	x
Janus Henderson Select Value Fund	x	x	x	x				x	x
Janus Henderson Short-Term Bond Fund(2)	x	x	x	x		x		x	x
Janus Henderson Small Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Janus Henderson Strategic Income Fund	x	x	x	x		x		x	x
Janus Henderson Triton Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson U.S. Core Fund(1)(2)	x	x	x	x		x		x	x
Janus Henderson U.S. Growth Opportunities Fund	x	x	x	x		x		x	x
Janus Henderson U.S. Managed Volatility Fund(1)	x	x	x	x		x		x	x
Janus Henderson Value Plus Income Fund	x	x	x	x				x	x
Janus Henderson Venture Fund(2)	x	x	x	x		x		x	x

(1)	On July 6, 2009, the funds of the Janus Adviser Series trust reorganized into the Trust. As a result, certain Funds described in this SAI assumed the assets and liabilities of the corresponding Janus Adviser Series funds. Each Fund described in this SAI has a fiscal year end of June 30.
(2)	On February 16, 2010, the Fund’s Class J Shares (the initial share class) were restructured into two separate share classes. Shareholders who held their shares directly with Janus Capital were transitioned to a newly created share class called “Class D Shares.” Shareholders who held their shares through an intermediary remained in Class J Shares, which was renamed “Class T Shares.”
Funds listed in the preceding table that are not marked with footnote (1) or (2) commenced operations after July 6, 2009.
Effective January 28, 2011, Janus Research Core Fund was reorganized into Janus Henderson Growth and Income Fund. Effective March 15, 2013, Janus Global Research Fund was reorganized into Janus Worldwide Fund, which was subsequently renamed Janus Henderson Global Research Fund. Effective April 5, 2013, Janus World Allocation Fund was reorganized into Janus Henderson Global Allocation Fund – Moderate. Effective April 24, 2015, INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund) was reorganized into Janus Henderson U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund). Effective April 28, 2017, Janus Fund was reorganized into Janus Henderson Research Fund. Effective April 28, 2017, Janus Twenty Fund was reorganized into Janus Henderson Forty Fund.
Janus Capital reserves the right to the name “Janus.” In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus” as soon as reasonably practicable.
Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of their liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.
Shares of the Trust
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription
77

rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.
Shareholder Meetings
The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders’ rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.
Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.
Voting Rights
Each of the Trustees of the Trust, except Diane L. Wallace, was elected at a Special Meeting of Shareholders on June 14, 2016. Ms. Wallace was elected at a Special Meeting of Shareholders on April 25, 2017. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.
As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.
Master/Feeder Option
The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds’ annual financial statements and compiles their tax returns.
Registration Statement
The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

78

Financial statements

Documents Incorporated By Reference to the Annual Reports of Janus Investment Fund (Audited)
The following audited financial statements for the year ended June 30, 2016 are hereby incorporated into this SAI by reference to the Annual Reports dated June 30, 2016, as applicable.
•	Schedules of Investments as of June 30, 2016
•	Statements of Assets and Liabilities as of June 30, 2016
•	Statements of Operations for the year ended June 30, 2016
•	Statements of Changes in Net Assets for each of the years indicated
•	Financial Highlights for each of the years indicated
•	Notes to Schedules of Investments
•	Notes to Financial Statements
•	Report of Independent Registered Public Accounting Firm
The portions of an Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

79

Appendix A

Explanation of Rating Categories
The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.
Standard & Poor’s Ratings Services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade
BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

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Fitch, Inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade
BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Short-Term Bond Rating	Explanation
F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Moody’s Investors Service, Inc.

Bond Rating	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.
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Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

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janushenderson.com
151 Detroit Street
Denver, Colorado 80206-4805
1-877-335-2687

▼	January 27, 2017 As Supplemented May 1, 2017 and June 5, 2017
	Class A Shares Ticker	Class C Shares Ticker	Class D Shares† Ticker	Class I Shares Ticker	Class N Shares Ticker	Class R Shares Ticker	Class S Shares Ticker	Class T Shares Ticker
Global & International
Janus Henderson Asia Equity Fund	JAQAX	JAQCX	JAQDX	JAQIX	N/A	N/A	JAQSX	JAQTX
Janus Emerging Markets Fund**	JMFAX	JMFCX	JMFDX	JMFIX	  *	N/A	JMFSX	JMFTX
Janus Henderson Global Life Sciences Fund	JFNAX	JFNCX	JNGLX	JFNIX	N/A	N/A	JFNSX	JAGLX
Janus Henderson Global Real Estate Fund	JERAX	JERCX	JNGSX	JERIX	N/A	N/A	JERSX	JERTX
Janus Henderson Global Research Fund	JDWAX	JWWCX	JANWX	JWWFX	  *	JDWRX	JWGRX	JAWWX
Janus Henderson Global Select Fund	JORAX	JORCX	JANRX	JORFX	  *	JORRX	JORIX	JORNX
Janus Henderson Global Technology Fund	JATAX	JAGCX	JNGTX	JATIX	JATNX	N/A	JATSX	JAGTX
Janus International Equity Fund***	JAIEX	JCIEX	JNISX	JIIEX	JNIEX	JRIEX	JSIEX	JAITX
Janus Henderson Overseas Fund	JDIAX	JIGCX	JNOSX	JIGFX	JDINX	JDIRX	JIGRX	JAOSX
Growth & Core
Janus Henderson Balanced Fund	JDBAX	JABCX	JANBX	JBALX	JABNX	JDBRX	JABRX	JABAX
Janus Henderson Contrarian Fund	JCNAX	JCNCX	JACNX	JCONX	  *	JCNRX	JCNIX	JSVAX
Janus Henderson Enterprise Fund‡	JDMAX	JGRCX	JANEX	JMGRX	JDMNX	JDMRX	JGRTX	JAENX
Janus Henderson Forty Fund	JDCAX	JACCX	JFRDX	JCAPX	JFRNX	JDCRX	JARTX	JACTX
Janus Fund***	JDGAX	JGOCX	JANDX	JGROX	JDGNX	JDGRX	JGORX	JANSX
Janus Henderson Growth and Income Fund	JDNAX	JGICX	JNGIX	JGINX	  *	JDNRX	JADGX	JAGIX
Janus Henderson Research Fund	JRAAX	JRACX	JNRFX	JRAIX	JRANX	JRARX	JRASX	JAMRX
Janus Henderson Triton Fund‡	JGMAX	JGMCX	JANIX	JSMGX	JGMNX	JGMRX	JGMIX	JATTX
Janus Twenty Fund***	N/A	N/A	JNTFX	N/A	N/A	N/A	N/A	JAVLX
Janus Henderson Venture Fund‡	JVTAX	JVTCX	JANVX	JVTIX	JVTNX	N/A	JVTSX	JAVTX
Value
Janus Henderson Global Value Fund	JPPAX	JPPCX	JNGOX	JPPIX	JPPNX	N/A	JPPSX	JGVAX
Janus Henderson International Value Fund	JIFAX	JIFCX	JIFDX	JIFIX	JIFNX	N/A	JIFSX	JIFTX

Janus Investment Fund
Statement of Additional Information
†	Class D Shares are closed to certain new investors.
*	Not currently offered.
**	Effective June 12, 2017, the Fund will merge with and into Janus Henderson Emerging Markets Fund (a newly-formed series of the Trust).
***	The Fund was previously liquidated and terminated. All references to the Fund within the SAI are hereby deleted.
‡	The Fund is closed to certain new investors.
This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares (collectively, the “Shares”) of the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the “Trust”). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Certain Funds do not offer all classes of Shares. Previously, each Fund’s name was preceded by "Janus" or "Perkins." The Fund names noted above and throughout this SAI were effective on June 5, 2017.
This SAI is not a Prospectus and should be read in conjunction with the Funds’ Prospectuses dated January 27, 2017, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectuses. The Annual Report, which contains important financial information about the Funds, is incorporated by reference into this SAI. The Annual and Semiannual Reports are available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares), or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Classification, investment policies and restrictions, and investment strategies and risks	2
Investment adviser and subadvisers	46
Custodian, transfer agent, and certain affiliations	74
Portfolio transactions and brokerage	78
Shares of the trust	82
Net Asset Value Determination	82
Purchases	86
Distribution and Shareholder Servicing Plans	89
Redemptions	92
Income dividends, capital gains distributions, and tax status	96
Trustees and officers	100
Principal shareholders	117
Miscellaneous information	153
Shares of the Trust	154
Shareholder Meetings	155
Voting Rights	155
Master/Feeder Option	155
Independent Registered Public Accounting Firm	155
Registration Statement	155
Financial statements	156
Appendix A	157
Explanation of Rating Categories	157

Classification, investment policies and restrictions,
and investment strategies and risks

Janus Investment Fund
This Statement of Additional Information includes information about 21 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.
Classification
The Investment Company Act of 1940, as amended (“1940 Act”), classifies mutual funds as either diversified or nondiversified. Janus Henderson Contrarian Fund, Janus Henderson Forty Fund, and Janus Twenty Fund are classified as nondiversified. Janus Henderson Asia Equity Fund, Janus Emerging Markets Fund, Janus Henderson Global Life Sciences Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Research Fund, Janus Henderson Global Select Fund, Janus Henderson Global Technology Fund, Janus International Equity Fund, Janus Henderson Overseas Fund, Janus Henderson Balanced Fund, Janus Henderson Enterprise Fund, Janus Fund, Janus Henderson Growth and Income Fund, Janus Henderson Research Fund, Janus Henderson Triton Fund, Janus Henderson Venture Fund, Janus Henderson Global Value Fund, and Janus Henderson International Value Fund are classified as diversified.
Adviser
Janus Capital Management LLC (“Janus Capital”) is the investment adviser for each Fund and is responsible for the general oversight of each subadviser.
Subadvisers
Funds subadvised by Janus Singapore.  Previously, Janus Capital Singapore Pte. Limited (“Janus Singapore”) was the investment subadviser for Janus Asia Equity Fund and Janus Emerging Markets Fund. Effective on or about June 5, 2017, Henderson Investment Management Limited (“HIML”) became the investment subadviser for Janus Henderson Asia Equity Fund. Also effective on or about June 5, 2017, HIML became the investment subadviser for Janus Henderson Global Real Estate Fund. Effective June 12, 2017, Janus Emerging Markets Fund will merge with and into Janus Henderson Emerging Markets Fund (a newly-formed series of the Trust).
Funds subadvised by Perkins.  Perkins Investment Management LLC (“Perkins”) is the investment subadviser for Janus Henderson Global Value Fund and Janus Henderson International Value Fund.
Investment Policies and Restrictions Applicable to All Funds
The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Unless otherwise noted, each of these policies applies to each Fund, except policies (1) and (2), which apply only to the Funds specifically listed in those policies.
(1)  With respect to 75% of its total assets, Janus Henderson Asia Equity Fund, Janus Emerging Markets Fund, Janus Henderson Global Life Sciences Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Research Fund, Janus Henderson Global Select Fund, Janus Henderson Global Technology Fund, Janus International Equity Fund, Janus Henderson Overseas Fund, Janus Henderson Balanced Fund, Janus Henderson Enterprise Fund, Janus Fund, Janus Henderson Growth and Income Fund, Janus Henderson Research Fund, Janus Henderson Triton Fund, Janus Henderson Venture Fund, Janus Henderson Global Value Fund, and Janus Henderson International Value Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Each Fund may not:
(2)  Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities), except that:
(i)	Janus Henderson Global Life Sciences Fund will normally invest 25% or more of the value of its total assets, in aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology.
(ii)	Janus Henderson Global Real Estate Fund will invest 25% or more of the value of its total assets in the real estate industries or real estate-related industries.
(3)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(4)  Lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).
(5)  Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.
(6)  Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions. The Funds may not issue “senior securities” in contravention of the 1940 Act.
(7)  Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.
As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.
The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:
(1)  If a Fund is an underlying fund in a Janus Capital fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.
(2)  The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The Trustees may impose limits on a Fund’s investments in short sales, as described in the Fund’s Prospectuses. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.
(3)  The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.
(4)  A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.
(5)  The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds’ investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of liquidity factors affecting the security.
(6)  The Funds may not invest in companies for the purpose of exercising control of management.
Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that a Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.
For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.
For purposes of the Funds’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.
For purposes of each Fund’s policies on investing in particular industries, each Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Bloomberg Barclays for fixed-income investments. Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, a Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Funds may change any source used for determining industry classifications without prior shareholder notice or approval.
Investment Policies Applicable to Certain Funds
Janus Henderson Global Life Sciences Fund.  As a fundamental policy, Janus Henderson Global Life Sciences Fund will normally invest at least 25% of its total assets, in aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology. Janus Henderson Global Life Sciences Fund does not have a policy to concentrate in any industry other than those listed above.
Janus Henderson Global Real Estate Fund.  As a fundamental policy, the Fund will concentrate 25% or more of its total assets in securities of issuers in real estate industries or real estate-related industries.
Janus Henderson Balanced Fund.  As an operational policy, at least 25% of the assets of Janus Henderson Balanced Fund will normally be invested in fixed-income senior securities. A senior security ranks above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means the Fund would be in line to receive repayment of its investment before certain of the company’s other creditors.

Investment Strategies and Risks
Diversification
Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.
Cash Position
As discussed in the Prospectuses, a Fund’s cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments and cash equivalent securities. Each Fund may also invest in affiliated or non-affiliated money market funds. (Refer to “Investment Company Securities.”)
Illiquid Investments
Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable), including securities that are purchased in private placements. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). Investments in Rule 144A Securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds’ liquidity procedures if traded in that market. Such securities will be treated as “restricted” if traded in the United States because foreign securities are not registered for sale under the Securities Act of 1933, as amended (the “1933 Act”).
If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid securities in an orderly fashion. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.
Each Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. A Fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.
Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund’s NAV.
Segregation of Assets
Consistent with SEC staff guidance, financial instruments that involve a Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments include, among others: (i) securities sold short; (ii) securities issued on a when-issued, delayed delivery, or forward commitment basis; (iii) reverse repurchase agreements; (iv) mortgage dollar rolls; (v) futures contracts; (vi) forward currency contracts; (vii) swap agreements; (viii) written options; and (ix) unfunded commitments.
Consistent with SEC staff guidance, a Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (a) maintains an offsetting financial position, or (b) segregates or “earmarks” liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Janus Capital maintains compliance policies and procedures that govern the kinds of transactions that may be deemed to be offsetting financial positions for purposes of (a) above, and the amount of liquid assets that would otherwise need to be segregated or earmarked for purposes of (b) above (the “Segregation and Collateral Procedures”).
The Segregation and Collateral Procedures provide, consistent with current SEC staff positions, that for forward currency contracts and swap agreements that require cash settlement, as well as swap agreements that call for periodic netting between a Fund and its counterparty, the required coverage amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forward currency contracts, and swap agreements, a Fund must segregate or earmark a larger amount of assets to cover its obligations. For example, when a Fund writes/sells credit default swaps or options, it must segregate liquid assets equal to the notional amount of the swap.
For purposes of calculating the amount of liquid assets that must be segregated or earmarked for a particular transaction, a Fund may deduct any initial and variation margin deposited with the relevant broker, but in the case of securities sold short, may not deduct the amount of any short sale proceeds. When a Fund sells securities short, the proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the position is closed out. If the lending broker requires a Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets places an upper limit on a Fund’s ability to leverage its investments and the related risk of losses from leveraging. A Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
As a general matter, liquid assets segregated or earmarked as cover for one position may not simultaneously be counted as cover for another position. However, in the case of a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put, a Fund may segregate or earmark the same liquid assets for both the call and put options. In such cases, a Fund expects to segregate or earmark liquid assets equivalent to the amount, if any, by which the put is “in the money.”
In order to comply with the Segregation and Collateral Procedures, a Fund may need to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate or earmark the required amount of assets. If segregated assets decline in value, a Fund will need to segregate or earmark additional assets or reduce its position in the financial instruments. In addition, segregated or earmarked assets may not be available to satisfy redemptions or for other purposes, until a Fund’s obligations under the financial instruments have been satisfied. A Fund may not be able to promptly liquidate an unfavorable position and potentially could be required to continue to hold a position until the delivery date, regardless of changes in its value. Because a Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

A Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Segregation and Collateral Procedures require the Fund to segregate or earmark. Notwithstanding the foregoing, Janus Capital reserves the right to modify its Segregation and Collateral Procedures in the future in its discretion, consistent with the 1940 Act and SEC or SEC staff guidance.
Securities Lending
Under procedures adopted by the Trustees, certain Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. Certain Funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Fund cannot vote the shares. The Funds have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Funds and the affiliated cash management vehicle in which the cash collateral is invested, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Funds and the cash management vehicle. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Equity Securities
The Funds may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.
Common Stock.  Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.
Preferred Stock.  A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.
Convertible Security.  A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.
A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
Warrants.  Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.

Special Purpose Acquisition Companies.  Certain Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Fund’s ability to meet its investment objective may be negatively impacted. In addition, SPACs, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Financial Services Sector Risk
To the extent a Fund invests a significant portion of its assets in the financial services sector, that Fund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.
Natural Disasters and Extreme Weather Conditions
Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Cyber Security Risk
With the increased use of the Internet to conduct business, the Funds are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Funds’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.
Cyber security failures or breaches by the Funds’ third party service providers (including, but not limited to, Janus Capital, custodians, transfer agents, and financial intermediaries), or the subadvisers (if applicable) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds may incur incremental costs to prevent cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While Janus Capital has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Foreign Securities
Each Fund may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. Janus Henderson Enterprise Fund has, at times, invested a substantial portion of its assets in foreign securities and may continue to do so. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
Currency Risk.  As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. Further, acts of terrorism in the United States or other countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which a Fund has exposure. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
Foreign Market Risk.  Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
Geographic Investment Risk.  To the extent a Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
Transaction Costs.  Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Geographic Concentration Risk.  Because Janus Henderson Asia Equity Fund intends to focus its investments in a particular geographic region, the Fund’s performance is expected to be closely tied to various factors such as the social, financial, economic, and political conditions within that region or country. Specifically, the Fund’s investments in Asian issuers increases the Fund’s exposure to various risks including, but not limited to, risks associated with volatile securities markets, currency fluctuations, social, political, and regulatory developments, economic environmental events (such as natural disasters), and changes in tax or economic policies, each of which, among others, may be particular to Asian countries or region.

Because of Janus Henderson Asia Equity Fund’s investment focus on Asian issuers, its investments will be more sensitive to social, financial, economic, political, and regulatory developments affecting the fiscal stability of a particular country and/or the broader region. Events that negatively affect the fiscal stability of a particular country and/or the broader region may cause the value of the Fund’s holdings to decrease, in some cases significantly. As a result, the Fund is likely to be more volatile than a fund that is more geographically diverse in its investments.
The Asian region within which the Fund will focus its investments comprises countries in various stages of economic and political development. As a result, some countries may have relatively unstable governments or may experience adverse conditions such as overextension of credit, currency devaluations and restrictions, less efficient markets, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade, prolonged economic recessions, and political instability, including military disruption, which could result in significant downturns and volatility in the economies of Asian countries and therefore have an adverse effect on the value of the Fund’s portfolio. Certain Asian countries may be vulnerable to trade barriers and other protectionist measures. Some countries have restricted the flow of money in and out of the country. Further, if Asian securities fall out of favor, it may cause the Fund to underperform funds that do not focus their investments in a single region of the world.
It is also possible that from time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to social, financial, economic, political, and regulatory developments. The economies of the Asian countries in which the Fund invests may be interdependent, which could increase the possibility that conditions in one country will adversely impact the issuers of securities in a different country or region, or that the impact of such conditions will be experienced at the same time by the region as a whole. Likewise, the economies of the Asian region may also be dependent on the economies of other countries, such as the United States and Europe, and events in these economies could negatively impact the economies of the Asian region.
The trading volume on some Asian stock exchanges tends to be much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities which could lead to a significant possibility of loss to the Fund. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.
Certain countries in the EU, particularly Greece, Ireland, and Portugal, have had to accept assistance from supra governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
On June 23, 2016, the United Kingdom voted via referendum to leave the EU, which led to significant market volatility around the world, as well as political, economic, and legal uncertainty. It is expected that the United Kingdom’s exit from the EU (known as “Brexit”) will take place within two years after the United Kingdom formally notifies the European Council of its intention to withdraw. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from a Fund’s performance to the extent the Fund is exposed to such interest rates.
Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Emerging Markets.  Within the parameters of its specific investment policies, each Fund, particularly Janus Henderson Asia Equity Fund, Janus Henderson Global Life Sciences Fund, Janus Henderson Global Research Fund, Janus Henderson Global Technology Fund, Janus Henderson Overseas Fund, Janus Henderson Global Value Fund, and Janus Henderson International Value Fund, may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. Each of Janus Henderson Global Real Estate Fund, Janus Henderson Global Select Fund, and Janus International Equity Fund will normally limit its investments in emerging market countries to 15%, 30%, and 20%, respectively, of its net assets. Janus Emerging Markets Fund will invest at least 80% of its net assets in companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the MSCI World Indexsm, which measures the equity market performance of developed markets. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries as previously discussed under “Foreign Securities.” The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.
The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, a Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Funds may be subject to emerging markets risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Securities Listed on Chinese Stock Exchanges.  Funds with the ability to invest in foreign securities may invest in securities listed on Chinese stock exchanges or have indirect exposure to these securities through derivative investments. These securities are divided into two classes of shares: China A Shares, the ownership of which is restricted to foreign investors under the Qualified Foreign Individual Investor (“QFII”) structure, and China B Shares, which may be owned by both Chinese and foreign investors. With respect to investments in China A Shares, QFII licenses are granted by the China Securities Regulatory Commission (“CSRC”) and an investment quota is granted by the State Administration of Foreign Exchange (“SAFE”). Janus Capital has been granted a QFII license and investment quota. There can be no assurance that a

Fund will receive an investment quota. For Janus Henderson funds that receive allocations, a failure to utilize the quota and invest in Chinese local market securities and/or any repatriation of capital by a Fund may result in the permanent loss of the investment quota otherwise available to the Funds or other funds.
With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, a Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. An investment in China A Shares is also generally subject to the risks identified under “Foreign Securities,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China. The China A Shares market may be less liquid and trading prices could be more volatile than other foreign securities markets because of low trading volume and restrictions on movement of capital. Current Chinese tax law is unclear regarding whether capital gains realized on a Fund’s investments in China A Shares will be subject to tax.
People’s Republic of China regulations require QFIIs to entrust assets held in the People’s Republic of China and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital. China A Shares that are traded on the Shanghai or Shenzhen Stock Exchange are traded and held in book-entry form through the China Securities Depository and Clearing Corporation (“CSDCC”). Securities purchased by Janus Capital, in its capacity as a QFII, on behalf of a Fund can currently be received by the CSDCC as credited to a securities trading account maintained in the joint names of Janus Capital and its clients. Janus Capital may not use the account for any other purpose than for maintaining a Fund’s assets. Given that the custody accounts and securities trading account are maintained in the joint names of Janus Capital and its clients, a Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of Janus Capital may assert that the securities are owned by Janus Capital and not the Fund, and that a Chinese court, or a court applying Chinese law, would uphold such an assertion, in which case creditors of Janus Capital could seize assets of such Fund.
A fund with the ability to invest in foreign securities may also invest in China A Shares and other eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEC”), the SSE, and the China Securities Depository and Clearing Corporation Limited (“ChinaClear”) to permit mutual stock market access between mainland China and Hong Kong. Hong Kong Securities Clearing Company Limited (“HKSCC”), a clearing house operated by HKEC, acts as nominee for participants, such as a fund, accessing Stock Connect Securities.
Since the relevant regulations governing Stock Connect Securities are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. In particular, the courts may consider that the nominee or custodian, as registered holder of Stock Connect Securities, has full ownership over the Stock Connect Securities rather than a fund as the underlying beneficial owner. HKSCC, as nominee holder, does not guarantee the title to Stock Connect Securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them such as participation in corporate actions or shareholder meetings cannot be assured. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with participants will be limited to assisting participants with claims and the fund may not fully recover its losses or the Stock Connect Securities it owns. Recovery of the fund’s property may also be subject to delays and expenses, which may be material. Further, investors are currently able to trade Stock Connect Securities only up to certain daily maximums. Buy orders and sell orders are offset for purposes of the daily quota, which is applied to all market participants and not specifically to the funds or investment manager. If the daily quota is reached or a stock is recalled from the scope of eligible stocks for trading via the Stock Connect, a fund’s investment program would be adversely impacted.
Risks of Investments in the People’s Republic of China (“PRC”).  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in the PRC, or having indirect exposure to the PRC through derivative investments, presents additional risks. These additional risks include (without limitation): (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small market capitalization and less liquidity;

(vii) greater competition from regional economies; (viii) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (ix) the relatively small size and absence of operating history of many Chinese companies; (x) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; and (xi) uncertainty with respect to the commitment of the government of the PRC to economic reforms.
Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to a Fund investing in securities and instruments economically tied to the PRC. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. A Fund’s investment in the PRC is, therefore, subject to the risk of such events. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investments in the PRC.
Risks of Investments in Russia.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Russia, or having indirect exposure to Russian securities through derivative investments, presents additional risks. Compared to most national securities markets, the Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards, as compared to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.
Because of the relatively recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for that Fund to enforce its rights or otherwise remedy the loss.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
As a result of political and military actions undertaken by Russia, the United States and certain other countries, as well as the EU, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a Fund’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a Fund. Any or all of these potential results could lead Russia’s economy into a recession.
Risks of Investments in Latin American Countries.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Latin American countries, or having indirect exposure to Latin American securities through derivative investments, presents additional risks. Many Latin American countries have experienced, at one time or another, considerable difficulties, including high inflation and high interest rates. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals, and metals represent a significant percentage of Latin American exports.
Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares. As noted above, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could have, in the future, very negative effects on the economies and securities markets of certain Latin American countries.
Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies, and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Short Sales
Certain Funds may engage in “short sales against the box.” This technique involves either selling short a security that a Fund owns, or selling short a security that a Fund has the right to obtain, for delivery at a specified date in the future. A Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. A Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.
Certain Funds may also engage in other short sales. A Fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.
The Funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A Fund’s ability to invest in short sales may be limited, as described in the Fund’s Prospectuses.
Zero Coupon, Step Coupon, and Pay-In-Kind Securities
Within the parameters of its specific investment policies, each Fund may invest up to 10% of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of a Fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund may obtain such cash from selling other portfolio holdings, which may cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by a Fund, to reduce the assets to which Fund expenses could be allocated, and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.
Pass-Through Securities
The Funds may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Funds.
Agency Mortgage-Related Securities.  The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.
The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
The Federal National Mortgage Association (“Fannie Mae”) issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.
In addition, the future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, to outright elimination of these entities. Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.
Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.
The Funds’ investments in mortgage-backed securities, including privately issued mortgage-related securities where applicable, may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
Asset-Backed Securities.  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.
Privately Issued Mortgage-Related Securities.  Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, Janus Capital determines that the securities meet the Funds’ quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in Janus Capital’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly.

Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the United States has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
A Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, Janus Capital takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, a Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Commercial Mortgage-Backed Securities.  A Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities.  Other mortgage-related securities in which a Fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including collateralized mortgage obligation residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. In addition, a Fund may invest in any combination of mortgage-related interest-only or principal-only debt.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Adjustable Rate Mortgage-Backed Securities.  A Fund may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Other Types of Pass-Through Securities.  The Funds also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds’ Prospectuses may apply.
Investment Company Securities
From time to time, a Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent a Fund is an underlying fund in a Janus Capital fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). A Fund may invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. A Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent a Fund invests in money market funds or other funds, such Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that Janus Capital serves as the investment adviser to underlying funds or investment vehicles in which a Fund may invest, Janus Capital may have conflicting interests in fulfilling its fiduciary duties to both the Fund and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. However, under recent amendments to the money market fund regulations (the “Money Market Fund Amendments”), money market funds that do not meet the definitions of a retail money market fund or government money market fund are required to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1.00 stable share price, as has traditionally been the case. The Money Market Fund Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The impact that the Money Market Fund Amendments might have on money market funds is unclear; however, any impact on the trading and value of money market instruments as a result of the Money Market Fund Amendments may negatively affect a Fund’s return potential.
Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of the 1940 Act.
As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an index-based investment or closed-end fund decreases below the price that a Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.
Exchange-Traded Notes
Certain Funds may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities, and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. A Fund may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital or the subadviser, as applicable, will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. As senior debt securities, ETNs rank above the issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Fund would be in line to receive repayment of its investment before certain of the company’s other creditors. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Depositary Receipts
Each Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds’ Prospectuses.
U.S. Government Securities
To the extent permitted by its investment objective and policies, each Fund, particularly Janus Henderson Balanced Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Inflation-Linked Securities
A Fund may invest in inflation-indexed securities, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to a Fund.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Municipal Obligations
The Funds may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), and private activity bonds. In addition, a Fund may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.
The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.
A Fund may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.
Other Income-Producing Securities
Other types of income-producing securities that the Funds may purchase include, but are not limited to, the following types of securities:
Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money, or its NAV could decline by the use of inverse floaters.
When-Issued, Delayed Delivery and Forward Commitment Transactions.  A Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, a Fund could miss a favorable price or yield opportunity. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.
A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.
Standby Commitments.  Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Strip Bonds.  Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender Option Bonds.  Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.
The Funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.
Variable and Floating Rate Obligations.  These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.
Real Estate Investment Trusts (“REITs”) and Real Estate-Linked Derivatives
Within the parameters of its specific investment policies, each Fund may invest in REITs. Janus Henderson Global Real Estate Fund may invest a significant amount of its assets in these types of securities. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, a Fund purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.
Reverse repurchase agreements are transactions in which a Fund sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.
Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund’s portfolio, although a Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. A Fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.
Mortgage Dollar Rolls
Certain Funds may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, a Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.
Under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.
Successful use of mortgage dollar rolls depends on a Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.
Loans
Certain Funds may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. Commercial loans will comprise no more than 5% of Janus Henderson Global Technology Fund’s total assets and no more than 20% of Janus Henderson Balanced Fund’s total assets. The loans in which a Fund may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Some of a Fund’s bank loan investments may be deemed illiquid and therefore would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid securities, when combined with the Fund’s other illiquid investments.
Bank Loans.  Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings, and may be offered on a public or private basis. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged and may be distressed or involved in bankruptcy proceedings. The Funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. A Fund may also purchase interests and/or servicing or similar rights in such loans. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. To the extent a Fund invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Some bank loans may be purchased on a “when-issued” basis.
When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.
If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.
The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.
Bank Obligations.  Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Floating Rate Loans.  A Fund may invest in secured and unsecured floating rate loans. Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, a Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform a credit analysis on the agent or other intermediate participants.
Floating rate loans have interest rates that adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. A Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.
While the Funds generally expect to invest in fully funded term loans, certain of the loans in which the Funds may invest may not be fully funded at the time of investment. These types of loans include revolving loans, bridge loans, DIP loans, delayed funding loans, and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, a Fund would need to maintain assets sufficient to meet its contractual obligations. In cases where a Fund invests in revolving loans, bridge loans, DIP loans, delayed funding loans, or delayed draw term loans, the Fund will maintain high-quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to a Fund than investments in floating rate loans or other investments. Loans involving revolving credit facilities, bridge financing, DIP loans, delayed funding loans, or delayed draw terms may require a Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, a Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.
Purchasers of floating rate loans may pay and/or receive certain fees. The Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.
The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, a Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Other Securities.  The Funds may invest in other types of securities including, but not limited to, subordinated or junior debt, mezzanine loans secured by the stock of the company that owns the assets, corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments), U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.
Confidential Information. With respect to certain loan transactions, including but not limited to private placements, a Fund may determine not to receive confidential information. Such a decision may place the Fund at a disadvantage relative to other investors in loans who determine to receive confidential information, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.
In cases where Janus Capital receives material, nonpublic information about the issuers of loans that may be held in a Fund’s holdings, Janus Capital’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information, to the extent required by applicable law. Such limitations on the ability to trade in the loans and/or other securities of the issuer could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
In addition, because a Fund becomes a creditor of an issuer when holding a bond, Janus Capital may from time to time participate on creditor committees on behalf of the Funds. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose Janus Capital or a Fund to material non-public information of the issuer, restricting such Fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Funds to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the Funds to expenses such as legal fees. Janus Capital will only participate on creditor committees on behalf of a Fund when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce a Fund’s rights as a creditor.
High-Yield/High-Risk Bonds
Within the parameters of its specific investment policies, each Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba or lower by Moody’s Investors Service, Inc.). To the extent a Fund invests in high-yield/high-risk bonds (also known as “junk” bonds), under normal circumstances, each of the Funds indicated will limit its investments in such bonds to 35% or less of its net assets (Janus Henderson Global Life Sciences Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Research Fund, Janus Henderson Global Select Fund, Janus Henderson Global Technology Fund, Janus Henderson Overseas Fund, Janus Henderson Balanced Fund, Janus Henderson Enterprise Fund, Janus Henderson Forty Fund, Janus Fund, Janus Henderson Growth and Income Fund, Janus Henderson Research Fund, Janus Henderson Triton Fund, Janus Twenty Fund, Janus Henderson Venture Fund, Janus Henderson Global Value Fund, and Janus Henderson International Value Fund) or 20% or less of its net assets (Janus Henderson Asia Equity Fund, Janus Emerging Markets Fund, Janus International Equity Fund, and Janus Henderson Contrarian Fund).

Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.
A Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund’s limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund’s portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this SAI for a description of bond rating categories.
Defaulted Securities
A Fund may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund’s limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers’ and/or investment personnel’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Financial and Market Risks.  Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
Disposition of Portfolio Securities.  Although the Funds generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit a Fund’s ability to readily dispose of securities to meet redemptions.
Other.  Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.
Futures, Options, and Other Derivative Instruments
Certain Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. The Funds may also invest in long-term equity anticipation securities (“LEAPS”). LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for a Fund to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices.
A Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly. A Fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Income Dividends, Capital Gains Distributions, and Tax Status.”)
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:
Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.
Futures Contracts.  The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund and the Internal Revenue Code), or contracts based on interest rates and financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the LIBOR interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

Neither the CFTC, National Futures Association (“NFA”), SEC, nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, a Fund that trades foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, such Fund may not have the protection of the U.S. securities laws.
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Funds. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM’s other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business.
The Funds have filed notices of eligibility for exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 of the Commodity Exchange Act and, therefore, the Funds are not subject to regulation as commodity pool operators under the Commodity Exchange Act. The Funds may enter into futures contracts and related options as permitted under Rule 4.5. Amendments to Rule 4.5 adopted in 2012, however, narrowed the exemption from the definition of commodity pool operator and effectively imposed additional restrictions on a Fund’s use of futures, options, and swaps. A Fund will become subject to increased CFTC regulation if the Fund invests more than a prescribed level of its assets in such instruments, or if the Fund markets itself as providing investment exposure to these instruments. If a Fund cannot meet the requirements of Rule 4.5, Janus Capital and such Fund would need to comply with certain disclosure, reporting, and recordkeeping requirements. Such additional requirements would potentially increase a Fund’s expenses, which could negatively impact the Fund’s returns. Janus Capital is registered as a commodity pool operator in connection with the operation of one or more other Janus Henderson mutual funds which do not qualify for the Rule 4.5 exemption. Additionally, Janus Henderson Global Real Estate Fund may have investments in certain securitized vehicles and/or mortgage REITs that may invest in commodity-related investments and which, in turn, may be considered commodity pools. Janus Capital has no transparency into the holdings of these “underlying funds,” and Janus Capital has filed a claim with the CFTC to rely on available relief to delay any regulation as a “commodity pool operator” with respect to Janus Henderson Global Real Estate Fund which expires six months from the date on which the CFTC issues additional guidance on the treatment of commodity-related investments held by such “underlying funds.” To date, the CFTC has not issued additional guidance with respect to such investments.
The Funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company’s stock. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company’s stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.
If a Fund owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Fund’s interest rate futures contract would increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If the portfolio managers’ and/or investment personnel’s view about the direction of interest rates is incorrect, that Fund may incur a loss as the result of investments in interest rate futures.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.
Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.
The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund’s current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of such Fund’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions.
Options on Futures Contracts.  The Funds may buy and write put and call options on futures contracts with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.
The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.
Forward Contracts.  A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.
The following discussion summarizes the Funds’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, a Fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio.
These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund’s currency exposure from one foreign currency to another removes that Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if the portfolio managers’ and/or investment personnel’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.
At the maturity of a currency or cross currency forward, a Fund may exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. A Fund may also enter into forward currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities.
Forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes. However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
As a result of current or future regulation, a Fund’s ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.
Options on Foreign Currencies.  The Funds may buy and write options on foreign currencies either on exchanges or in the OTC market in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.
Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.
The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Fund’s custodian.
The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.
Eurodollar Instruments.  Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments.  Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of non-deliverable forwards) or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.
Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.
In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.
Options on Securities.  In an effort to increase current income and to reduce fluctuations in NAV, the Funds may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Funds may write and buy options on the same types of securities that the Funds may purchase directly. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.
A Fund may cover its obligations on a put option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. A Fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
A Fund may cover its obligations on a call option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the current market value, marked-to-market daily, of the underlying security (but not less than the full notional value of the call) for physically settled options; or (ii) the in-the-money value of the call for cash settled options. A Fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund’s custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian.
A Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.
The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.
The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.
In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.
A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.
An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.
The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.
A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.
A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.
A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.
Options on Securities Indices.  The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.
Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.
Options on Non-U.S. Securities Indices.  The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds may also purchase and write OTC options on foreign securities indices.
The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.
Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if Janus Capital or the subadviser, as applicable, believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless Janus Capital or the subadviser, as applicable, believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.
In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.
Other Options.  In addition to the option strategies described above and in the Prospectuses, a Fund may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. Each Fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of its net assets, when combined with all other illiquid investments of the Fund. A Fund may use exotic options to the extent that they are consistent with the Fund’s investment objective and investment policies, and applicable regulations.
The Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.
Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow a Fund to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.
Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds, and currencies.
Swaps and Swap-Related Products.  The Funds may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps; equity swaps; interest rate swaps; commodity swaps; credit default swaps, including index credit default swaps (“CDXs”) and other event-linked swaps; swap agreements on security or commodity indices; swaps on ETFs; and currency swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. The Funds will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments).
Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be centrally cleared. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.
Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that includes a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.
A Fund normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital’s guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser, as applicable, will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.
The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than other types of swaps.
There is no limit on the number of total return, equity, or interest rate swap transactions that may be entered into by a Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described under “Segregation of Assets.” Certain swaps, such as total return swaps, may add leverage to a Fund because, in addition to its total net assets, a Fund may be subject to investment exposure on the notional amount of the swap.
Another form of a swap agreement is the credit default swap. A Fund may enter into various types of credit default swap agreements (with notional values not to exceed 10% of the net assets of the Fund), including OTC credit default swap agreements, for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.
Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.
A Fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) CDXs or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.
A fund investing in CDXs is normally only permitted to take long positions in these instruments. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund. By investing in CDXs, a fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.
Regulations enacted by the CFTC under the Dodd-Frank Act require the Funds to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, a Fund will submit the swap to, and post collateral with, an FCM that is a clearinghouse member. Alternatively, a Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. A Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Funds to losses, increase their costs, or prevent the Funds from entering or exiting swap positions, accessing collateral, or fully implementing their investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.
Options on Swap Contracts.  Certain Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.
Synthetic Equity Swaps.  A Fund may enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and a Fund will either pay or receive the net amount. A Fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.
Structured Investments.  A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.
Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Fund’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.
Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund’s net assets, when combined with all other illiquid investments of each Fund.
Market Events.  The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Funds, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.
The enactment of the Dodd-Frank Act provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Funds and the investment management industry as a whole is not yet certain.
Portfolio Turnover
The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by a Fund were replaced once during the fiscal year. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of a Fund’s investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel. A Fund’s portfolio turnover rate may be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. The following table summarizes the portfolio turnover rates for the Funds for the last two fiscal years.

Fund Name	Portfolio Turnover Rate for the fiscal year ended September 30, 2016	Portfolio Turnover Rate for the fiscal year ended September 30, 2015
Global & International
Janus Henderson Asia Equity Fund(1)	59%	152%
Janus Emerging Markets Fund(1)	95%	131%
Janus Henderson Global Life Sciences Fund	41%	47%
Janus Henderson Global Real Estate Fund	18%	22%
Janus Henderson Global Research Fund	45%	51%
Janus Henderson Global Select Fund	58%	62%
Janus Henderson Global Technology Fund	42%	39%
Janus International Equity Fund	42%	60%
Janus Henderson Overseas Fund	85%	40%
Growth & Core
Janus Henderson Balanced Fund	83%	75%
Janus Henderson Contrarian Fund	51%	70%
Janus Henderson Enterprise Fund	8%	17%
Janus Henderson Forty Fund	40%	49%
Janus Fund	55%	53%
Janus Henderson Growth and Income Fund	24%	30%
Janus Henderson Research Fund	38%	45%
Janus Henderson Triton Fund	22%	27%
Janus Twenty Fund	38%	68%
Janus Henderson Venture Fund	22%	40%
Value
Janus Henderson Global Value Fund	20%	25%
Janus Henderson International Value Fund	22%	12%

(1)	Due to the nature of the securities in which it invests and/or its investment strategies, the Fund may have relatively high portfolio turnover compared to other funds.

Portfolio Holdings Disclosure Policies and Procedures
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-800-525-0020 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janushenderson.com/info (or under each Fund’s Holdings & Details tab at janushenderson.com/allfunds if you hold Class D Shares).
Each Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.
•	Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors may include the percentage of contribution/detraction to Fund performance. For Janus Henderson Balanced Fund, top/bottom fixed-income issuers ranked by performance attribution, including the percentage of attribution to Fund performance, average Fund weighting, and other relevant data points, may be provided monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds.
The Janus Henderson funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus Henderson funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus Henderson fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus Henderson fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in fund shares.
Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer or Ethics Committee that a Janus Henderson fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus Henderson funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.
Under extraordinary circumstances, Janus Capital’s Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus Henderson funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus Henderson funds shall be pre-approved by the Chief Compliance Officer or a designee.
To the best knowledge of the Janus Henderson funds, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or Janus Capital, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of one or more subadvisers and their products.
Name	Frequency	Lag Time
Adviser Compliance Associates, LLC	As needed	Current
Alan Biller and Associates	Quarterly	Current
ALPS Distributors, Inc.	As needed	Current
Barclays Risk Analytics and Index Solutions Limited	Daily	Current
Barra, Inc.	Daily	Current
Bloomberg Finance L.P.	Daily	Current
BNP Paribas	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Securities Corp.	Daily	Current
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current

Name	Frequency	Lag Time
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
Command Financial Press Corporation	As needed	2 days
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
Deutsche Bank AG, New York Branch	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems LLC	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Financial Models Company, Inc.	As needed	Current
FlexTrade LLC	Daily	Current
Frank Russell Company	As needed	Current
FrontSide Analytics, LLC	Daily	Current
HedgeFacts	Weekly	7 days
HeterMedia Services Limited	Monthly	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
Interactive Data (Europe) Limited	Quarterly	10 days
Interactive Data Pricing and Reference Data LLC	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
KPMG LLP	As needed	Current
LendAmend LLC	As needed	Current
Lipper Inc.	Quarterly	Current
Marco Consulting Group, Inc.	Monthly	Current
Markit EDM Limited	Daily	Current
Markit Loans, Inc.	Daily	Current
Merrill Communications LLC	Quarterly	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Morningstar, Inc.	As needed	30 days
New England Pension Consultants	Monthly	Current
Omgeo LLC	Daily	Current
Perficient, Inc.	As needed	Current
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
RR Donnelley and Sons Company	Daily	Current
Rogerscasey, Inc.	Quarterly	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
SEI Investments	As needed	Current
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more

Name	Frequency	Lag Time
Standard & Poor’s Securities Evaluation	Daily	Current
State Street Bank and Trust Company	Daily	Current
State Street Global Advisors	Monthly	Current
Summit Strategies Group	Monthly; Quarterly	Current
The Ohio National Life Insurance Company	As needed	Current
Thomson Reuters (Markets) LLC	Daily	Current
Thrivent Financial for Lutherans	As needed	Current
Top Five Solutions LLC	As needed	Current
Tower Investment	As needed	30 days
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
Wachovia Securities LLC	As needed	Current
Wilshire Associates Incorporated	As needed	Current
Wolters Kluwer Financial Services, Inc.	Monthly	Current
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information. Under no circumstance does Janus Capital, a Janus Henderson mutual fund, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.
Janus Capital manages other accounts such as separately managed accounts, other pooled investment vehicles, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus Henderson funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds’ portfolio holdings disclosure policies.

Investment adviser and subadvisers

Investment Adviser – Janus Capital Management LLC
As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”).
Each Fund’s Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Funds’ Trustees who are not parties to the Advisory Agreements or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Funds’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Fund. Each Advisory Agreement: (i) may be terminated, without the payment of any penalty, by a Fund’s Trustees, or the vote of at least a majority of the outstanding voting securities of a Fund, or Janus Capital, on 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of that Fund.
Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds’ investments, provide office space for the Funds and certain other advisory-related services. Each Fund pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of all Fund Trustees, other costs of complying with applicable laws regulating the sale of Fund shares, compensation to the Funds’ transfer agent, and other costs, including shareholder servicing costs. As discussed in this section, Janus Capital has delegated certain management duties for certain Funds to Janus Singapore and Perkins pursuant to subadvisory agreements (“Sub-Advisory Agreements”) between Janus Capital and each subadviser.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. The order also permits a Fund to disclose subadvisers’ fees only in the aggregate. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.
Except as noted, shareholders of each Fund have approved the use of a manager-of-managers structure. For each of Janus Henderson Global Life Sciences Fund, Janus Henderson Global Research Fund, Janus Henderson Global Select Fund, Janus Henderson Overseas Fund, Janus Henderson Balanced Fund, Janus Henderson Contrarian Fund, Janus Henderson Enterprise Fund, and Janus Henderson Triton Fund, the Trust and Janus Capital may not utilize a manager-of-managers structure without first obtaining shareholder approval.
Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Funds, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Fund documents, and other services for which the Funds reimburse Janus Capital for its out-of-pocket costs. Each Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services that Janus Capital (or any subadviser, as applicable) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds.
Many of these costs vary from year to year which can make it difficult to predict the total impact to your Fund’s expense ratio, in particular during times of declining asset values of a Fund. Certain costs may be waived and/or reimbursed by Janus Capital pursuant to an expense limitation agreement with a Fund.
A discussion regarding the basis for the Trustees’ approval of the Funds’ Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) is included in each Fund’s annual report (for the period ending September 30) or semiannual report (for the period ending March 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). The reports are also available, free of charge, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).
The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund for Funds with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Funds with this fee structure is shown below under “Average Daily Net Assets of the Fund.” Funds that pay a fee that may adjust up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period have “N/A” in the “Average Daily Net Assets of the Fund” column below. The following table also reflects the Funds’ contractual fixed-rate investment advisory fee rate for Funds with an annual fee based on average daily net assets and the “base fee” rate prior to any performance fee adjustment for Funds that have a performance fee structure.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fees/Base Fees (%) (annual rate)
Global & International
Janus Henderson Asia Equity Fund	N/A	0.92
Janus Emerging Markets Fund	N/A	1.00
Janus Henderson Global Life Sciences Fund	All Asset Levels	0.64
Janus Henderson Global Real Estate Fund	N/A	0.75
Janus Henderson Global Research Fund	N/A	0.60
Janus Henderson Global Select Fund	All Asset Levels	0.64
Janus Henderson Global Technology Fund	All Asset Levels	0.64
Janus International Equity Fund	N/A	0.68
Janus Henderson Overseas Fund	N/A	0.64
Growth & Core
Janus Henderson Balanced Fund	All Asset Levels	0.55
Janus Henderson Contrarian Fund	N/A	0.64
Janus Henderson Enterprise Fund	All Asset Levels	0.64
Janus Henderson Forty Fund	N/A	0.64
Janus Fund	N/A	0.64
Janus Henderson Growth and Income Fund	All Asset Levels	0.60
Janus Henderson Research Fund	N/A	0.64
Janus Henderson Triton Fund	All Asset Levels	0.64
Janus Twenty Fund	N/A	0.64
Janus Henderson Venture Fund	All Asset Levels	0.64
Value
Janus Henderson Global Value Fund	N/A	0.64
Janus Henderson International Value Fund	All Asset Levels	0.80

Performance-Based Investment Advisory Fee
Applies to Janus Henderson Global Research Fund, Janus Henderson Contrarian Fund, Janus Henderson Research Fund, Janus International Equity Fund, Janus Henderson Global Real Estate Fund, Janus Fund, Janus Henderson Global Value Fund, Janus Henderson Forty Fund, Janus Twenty Fund, Janus Henderson Overseas Fund, Janus Emerging Markets Fund, and Janus Henderson Asia Equity Fund only
Effective on the dates shown below, each of Janus Henderson Global Research Fund, Janus Henderson Contrarian Fund, Janus Henderson Research Fund, Janus International Equity Fund, Janus Henderson Global Real Estate Fund, Janus Fund, Janus Henderson Global Value Fund, Janus Henderson Forty Fund, Janus Twenty Fund, Janus Henderson Overseas Fund, Janus Emerging Markets Fund, and Janus Henderson Asia Equity Fund implemented an investment advisory fee rate that adjusts up or down based upon each Fund’s performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period. Any performance adjustment commenced on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applied.
Fund Name	Effective Date of Performance Fee Arrangement	Effective Date of First Adjustment to Advisory Fee
Janus Henderson Global Research Fund	01/01/06	01/01/07
Janus Henderson Contrarian Fund	02/01/06	02/01/07
Janus Henderson Research Fund	02/01/06	02/01/07
Janus International Equity Fund	12/01/06	12/01/07
Janus Henderson Global Real Estate Fund	12/01/07	12/01/08
Janus Fund	07/01/10	07/01/11
Janus Henderson Global Value Fund	07/01/10	07/01/11
Janus Henderson Forty Fund	07/01/10	01/01/12
Janus Twenty Fund	07/01/10	01/01/12
Janus Henderson Overseas Fund	08/01/10	11/01/11
Janus Emerging Markets Fund	01/01/11	01/01/12
Janus Henderson Asia Equity Fund	08/01/11	08/01/12

Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months (15 months for Janus Henderson Overseas Fund; or 18 months for Janus Henderson Forty Fund and Janus Twenty Fund) (“Initial Performance Measurement Period”); and accordingly, only the Fund’s Base Fee Rate applies for the Initial Performance Measurement Period. When the performance-based fee structure has been in effect for at least the Initial Performance Measurement Period, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears.
The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.
The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
With the exception of Janus Twenty Fund, the investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of that Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.
Because Janus Twenty Fund does not offer Class A Shares, the investment performance of the Fund’s Class T Shares (formerly named Class J Shares) will be used for purposes of calculating the Fund’s Performance Adjustment. After Janus Capital determines whether Janus Twenty Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class T Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across any other class of shares of Janus Twenty Fund.
The Trustees may determine that a class of shares of a Fund other than Class A Shares (Class T Shares for Janus Twenty Fund) is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law.
The Trustees may from time to time determine that another securities index for a Fund is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund’s benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund’s performance compared to its former benchmark index. Any change to a particular Fund’s benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the “Staff”) that, with respect to Funds that charge a performance fee, changing a Fund’s benchmark index used to calculate the performance fee will require shareholder approval. If there is a change in the Staff’s position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Fund’s benchmark index is appropriate.
Under certain circumstances, the Trustees may, without the prior approval of Fund shareholders, implement changes to the performance fee structure of a Fund as discussed above, subject to applicable law.
It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.
If the average daily net assets of a Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.
Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee Rate was 1/12th of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.
The Base Fee Rate would be computed as follows:
$200 million x 0.60% ÷ 12 = $100,000
If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.375% of $200 million.
If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12th of 0.975% of $200 million.
If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12th of 0.225% of $200 million.
Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.975% in the case of outperformance, or approximately 1/12th of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.
By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.
The Base Fee Rate would be computed as follows:
$800 million x 0.60% ÷ 12 = $400,000
If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.094% of $800 million.
If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12th of 0.694% of $800 million.
If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12th of 0.506% of $800 million.
Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.694% in the case of outperformance, or approximately 1/12th of 0.506% in the case of underperformance.

The Base Fee Rate for each Fund and the Fund’s benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:
Fund Name	Benchmark Index	Base Fee Rate (%) (annual rate)
Janus Henderson Global Research Fund	MSCI World Indexsm(1)	0.60
Janus Henderson Contrarian Fund	S&P 500® Index(2)	0.64
Janus Henderson Research Fund	Russell 1000® Growth Index(3)	0.64
Janus International Equity Fund	MSCI EAFE® Index(4)	0.68
Janus Henderson Global Real Estate Fund	FTSE EPRA/NAREIT Global Index(5)	0.75
Janus Fund	Core Growth Index(6)	0.64
Janus Henderson Global Value Fund	MSCI World Indexsm(1)	0.64 (7)
Janus Henderson Forty Fund	Russell 1000® Growth Index(3)	0.64
Janus Twenty Fund	Russell 1000® Growth Index(3)	0.64
Janus Henderson Overseas Fund	MSCI All Country World ex-U.S. Indexsm(8)	0.64
Janus Emerging Markets Fund	MSCI Emerging Markets Indexsm(9)	1.00 (10)
Janus Henderson Asia Equity Fund	MSCI All Country Asia ex-Japan Index(11)	0.92 (12)

(1)	The MSCI World Indexsm is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.
(2)	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
(3)	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
(4)	The MSCI EAFE® (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.
(5)	The FTSE EPRA/NAREIT Global Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian, and South American real estate markets including both developed and emerging markets.
(6)	The Core Growth Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).
(7)	Janus Capital pays Perkins, the Fund’s subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of the Fund. The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period. Under the Sub-Advisory Agreement, Janus Capital pays Perkins a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments).
(8)	The MSCI All Country World ex-U.S. Indexsm is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.
(9)	The MSCI Emerging Markets Indexsm is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
(10)	Janus Capital pays Janus Singapore, the Fund’s subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital and Janus Singapore, on behalf of the Fund. The subadvisory fee paid by Janus Capital to Janus Singapore adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period. Under the Sub-Advisory Agreement, Janus Capital pays Janus Singapore a fee equal to one-third of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital).
(11)	The MSCI All Country Asia ex-Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The index includes reinvestment of dividends, net of foreign withholding taxes.
(12)	Janus Capital pays Janus Singapore, the Fund’s subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital and Janus Singapore, on behalf of the Fund. The subadvisory fee paid by Janus Capital to Janus Singapore adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period. Under the Sub-Advisory Agreement, Janus Capital pays Janus Singapore a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital).
The following hypothetical examples illustrate the application of the Performance Adjustment for each Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Fund as of the fiscal year ended September 30, 2016 are shown below.
Fund Name	Net Assets
Janus Henderson Global Research Fund	$2,484,807,317
Janus Henderson Contrarian Fund	$2,784,667,410
Janus Henderson Research Fund	$4,532,909,292
Janus International Equity Fund	$ 190,352,925
Janus Henderson Global Real Estate Fund	$ 248,514,684
Janus Fund	$7,643,670,498
Janus Henderson Global Value Fund	$ 210,457,442
Janus Henderson Forty Fund	$2,141,015,249
Janus Twenty Fund	$7,965,417,442
Janus Henderson Overseas Fund	$1,632,147,795
Janus Emerging Markets Fund	$ 57,259,588
Janus Henderson Asia Equity Fund	$ 9,243,121

Examples: Janus Henderson Global Research Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the MSCI World Indexsm.
Example 1: Fund Outperforms Its Benchmark Index By 6.00%
If the Fund has outperformed the MSCI World Indexsm by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	1/12th of 0.15%	1/12th of 0.75%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the MSCI World Indexsm during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	0.00	1/12th of 0.60%
Example 3: Fund Underperforms Its Benchmark Index By 6.00%
If the Fund has underperformed the MSCI World Indexsm by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	1/12th of -0.15%	1/12th of 0.45%
Examples: Janus Henderson Contrarian Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the S&P 500® Index.

Example 1: Fund Outperforms Its Benchmark Index By 7.00%
If the Fund has outperformed the S&P 500® Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the S&P 500® Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 7.00%
If the Fund has underperformed the S&P 500® Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Janus Henderson Research Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell 1000® Growth Index.
Example 1: Fund Outperforms Its Benchmark Index By 5.00%
If the Fund has outperformed the Russell 1000® Growth Index by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the Russell 1000® Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 5.00%
If the Fund has underperformed the Russell 1000® Growth Index by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Janus International Equity Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the MSCI EAFE® Index.

Example 1: Fund Outperforms Its Benchmark Index By 7.00%
If the Fund has outperformed the MSCI EAFE® Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.68%	1/12th of 0.15%	1/12th of 0.83%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the MSCI EAFE® Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.68%	0.00	1/12th of 0.68%
Example 3: Fund Underperforms Its Benchmark Index By 7.00%
If the Fund has underperformed the MSCI EAFE® Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.68%	1/12th of -0.15%	1/12th of 0.53%
Examples: Janus Henderson Global Real Estate Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the FTSE EPRA/NAREIT Global Index.
Example 1: Fund Outperforms Its Benchmark Index By 4.00%
If the Fund has outperformed the FTSE EPRA/NAREIT Global Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.75%	1/12th of 0.15%	1/12th of 0.90%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the FTSE EPRA/NAREIT Global Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.75%	0.00	1/12th of 0.75%
Example 3: Fund Underperforms Its Benchmark Index By 4.00%
If the Fund has underperformed the FTSE EPRA/NAREIT Global Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.75%	1/12th of -0.15%	1/12th of 0.60%

Examples: Janus Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Core Growth Index, which is calculated using an equal weighting (50% / 50%) of the Russell 1000® Growth Index and the S&P 500® Index.
Example 1: Fund Outperforms Its Benchmark Index By 4.50%
If the Fund has outperformed the Core Growth Index by 4.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the Core Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 4.50%
If the Fund has underperformed the Core Growth Index by 4.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Janus Henderson Global Value Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the MSCI World Indexsm.
Example 1: Fund Outperforms Its Benchmark Index By 7.00%
If the Fund has outperformed the MSCI World Indexsm by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the MSCI World Indexsm during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%

Example 3: Fund Underperforms Its Benchmark Index By 7.00%
If the Fund has underperformed the MSCI World Indexsm by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Under the terms of the current Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of Janus Henderson Global Value Fund, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustment). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on the Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the MSCI World Indexsm.
Examples: Janus Henderson Forty Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 8.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell 1000® Growth Index.
Example 1: Fund Outperforms Its Benchmark Index By 8.50%
If the Fund has outperformed the Russell 1000® Growth Index by 8.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the Russell 1000® Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 8.50%
If the Fund has underperformed the Russell 1000® Growth Index by 8.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Janus Twenty Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 8.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class T Shares compared to the cumulative investment record of the Russell 1000® Growth Index.
Example 1: Fund Outperforms Its Benchmark Index By 8.50%
If the Fund has outperformed the Russell 1000® Growth Index by 8.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%

Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the Russell 1000® Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 8.50%
If the Fund has underperformed the Russell 1000® Growth Index by 8.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Janus Henderson Overseas Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the MSCI All Country World ex-U.S. Indexsm.
Example 1: Fund Outperforms Its Benchmark Index By 7.00%
If the Fund has outperformed the MSCI All Country World ex-U.S. Indexsm by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the MSCI All Country World ex-U.S. Indexsm during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 7.00%
If the Fund has underperformed the MSCI All Country World ex-U.S. Indexsm by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Janus Emerging Markets Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the MSCI Emerging Markets Indexsm.

Example 1: Fund Outperforms Its Benchmark Index By 6.00%
If the Fund has outperformed the MSCI Emerging Markets Indexsm by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 1.00%	1/12th of 0.15%	1/12th of 1.15%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the MSCI Emerging Markets Indexsm during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 1.00%	0.00	1/12th of 1.00%
Example 3: Fund Underperforms Its Benchmark Index By 6.00%
If the Fund has underperformed the MSCI Emerging Markets Indexsm by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 1.00%	1/12th of -0.15%	1/12th of 0.85%
Under the terms of the current Sub-Advisory Agreement between Janus Capital and Janus Singapore, on behalf of Janus Emerging Markets Fund, Janus Capital pays Janus Singapore a fee equal to one-third of the advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Janus Singapore will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on the Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the MSCI Emerging Markets Indexsm.
Examples: Janus Henderson Asia Equity Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the MSCI All Country Asia ex-Japan Index.
Example 1: Fund Outperforms Its Benchmark Index By 7.00%
If the Fund has outperformed the MSCI All Country Asia ex-Japan Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.92%	1/12th of 0.15%	1/12th of 1.07%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the MSCI All Country Asia ex-Japan Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.92%	0.00	1/12th of 0.92%

Example 3: Fund Underperforms Its Benchmark Index By 7.00%
If the Fund has underperformed the MSCI All Country Asia ex-Japan Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.92%	1/12th of -0.15%	1/12th of 0.77%
Under the terms of the current Sub-Advisory Agreement between Janus Capital and Janus Singapore, on behalf of Janus Henderson Asia Equity Fund, Janus Capital pays Janus Singapore a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Janus Singapore will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on the Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the MSCI All Country Asia ex-Japan Index.
Expense Limitations
Janus Capital agreed by contract to waive the advisory fee payable by each Fund listed in the following table, or reimburse expenses, in an amount equal to the amount, if any, that such Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Funds, refer to the “Fees and Expenses of the Fund” table in the Fund Summary of each Prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue each waiver until at least February 1, 2018, unless otherwise noted.
Fund Name	Expense Limit Percentage (%)
Global & International
Janus Henderson Asia Equity Fund	1.24 (1)
Janus Emerging Markets Fund	1.24 (1)
Janus Henderson Global Real Estate Fund	0.97 (1)
Janus Henderson Global Research Fund	0.95 (1)
Janus Henderson Global Select Fund	0.94
Janus Henderson Global Technology Fund	0.82 (2)
Janus International Equity Fund	0.95 (1)
Janus Henderson Overseas Fund	0.95 (1)
Growth & Core
Janus Henderson Balanced Fund	0.68
Janus Henderson Contrarian Fund	0.83 (1)
Janus Henderson Enterprise Fund	0.87
Janus Henderson Forty Fund	0.77 (1)(2)
Janus Fund	0.83 (1)
Janus Henderson Growth and Income Fund	0.67
Janus Henderson Research Fund	0.82 (1)(2)
Janus Henderson Triton Fund	0.92
Janus Henderson Venture Fund	0.92
Value
Janus Henderson International Value Fund	0.86

(1)	The Fund has a performance-based investment advisory fee with a rate that adjusts up or down based upon the Fund’s performance relative to its benchmark index over the performance measurement period. Additional details are included in the “Performance-Based Investment Advisory Fee” section of this SAI. Because a fee waiver will have a positive effect upon the Fund’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.
(2)	Janus Capital has contractually agreed to waive and/or reimburse the Fund’s total annual fund operating expenses until at least February 1, 2019.

The following table summarizes the investment advisory fees paid by each Fund and any advisory fee waivers pursuant to the investment advisory fee agreement in effect during the last three fiscal years ended September 30.
	2016		2015		2014
Fund Name	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)
Global & International
Janus Henderson Asia Equity Fund	$ 85,962	– $ 85,962(1)	$ 109,821	– $109,821 (1)	$ 134,590	– $134,590 (1)
Janus Emerging Markets Fund	$ 571,163	– $121,140	$ 357,884	– $135,245	$ 282,895	– $104,258
Janus Henderson Global Life Sciences Fund	$26,470,846	N/A	$26,708,354	N/A	$12,457,439	N/A
Janus Henderson Global Real Estate Fund	$ 1,905,169	$ —	$ 2,258,014	$ —	$ 1,085,553	– $ 11,233
Janus Henderson Global Research Fund	$14,193,805	$ —	$16,418,231	$ —	$14,679,985	$ —
Janus Henderson Global Select Fund	$11,947,009	$ —	$14,217,685	$ —	$14,531,598	$ —
Janus Henderson Global Technology Fund	$ 7,119,293	N/A	$ 7,039,184	N/A	$ 6,615,322	N/A
Janus International Equity Fund	$ 1,240,592	$ —	$ 1,772,807	$ —	$ 1,920,347	$ —
Janus Henderson Overseas Fund	$ 6,083,647	$ —	$10,727,056	$ —	$16,779,386	$ —
Growth & Core
Janus Henderson Balanced Fund	$72,754,631	$ —	$70,414,224	$ —	$62,221,197	$ —
Janus Henderson Contrarian Fund	$14,607,246	$ —	$31,816,608	$ —	$22,957,809	$ —
Janus Henderson Enterprise Fund	$47,583,750	$ —	$29,262,604	$ —	$21,562,310	$ —
Janus Henderson Forty Fund	$14,737,090	$ —	$15,573,303	$ —	$13,842,186	$ —
Janus Fund	$42,660,631	$ —	$50,279,962	$ —	$36,382,403	$ —
Janus Henderson Growth and Income Fund	$24,795,955	$ —	$25,852,923	$ —	$25,367,292	$ —
Janus Henderson Research Fund	$29,716,452	N/A	$33,666,934	N/A	$21,366,450	N/A
Janus Henderson Triton Fund	$43,100,370	$ —	$41,678,724	$ —	$37,029,774	$ —
Janus Twenty Fund	$46,047,351	N/A	$51,044,620	N/A	$51,096,303	N/A
Janus Henderson Venture Fund	$17,171,214	$ —	$18,013,270	$ —	$14,804,546	$ —
Value
Janus Henderson Global Value Fund	$ 1,146,925	N/A	$ 1,482,625	N/A	$ 1,567,097	N/A
Janus Henderson International Value Fund	$ 95,307	– $ 95,307(1)	$ 98,355	– $ 98,355(1)	$ 89,791	– $ 89,791(1)

(1)	The fee waiver by Janus Capital exceeded the advisory fee.

Subadvisers
Janus Capital has entered into Sub-Advisory Agreements on behalf of Janus Henderson Asia Equity Fund, Janus Emerging Markets Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Value Fund, and Janus Henderson International Value Fund.
Henderson Investment Management Limited
Effective on or about June 5, 2017, Janus Capital entered into Sub-Advisory Agreements with Henderson Investment Management Limited (“HIML”), 201 Bishopsgate, London UK EC2M 3AE, on behalf of Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, and Janus Henderson Global Real Estate Fund.
HIML is an SEC registered investment adviser and is an indirect, wholly-owned subsidiary of Henderson Group plc. As a global money manager, HIML provides a full spectrum of investment products and services to institutions and individuals around the world. HIML has been managing assets for clients since 1984. HIML is a multi-skill, multi-asset management business with a worldwide distribution network.

Under the Sub-Advisory Agreements between Janus Capital and HIML, HIML is responsible for the day-to-day investment operations of Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, and Janus Henderson Global Real Estate Fund. Investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust’s registration statement. HIML is also obligated to: (i) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by HIML; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Funds; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Funds. The Sub-Advisory Agreements provide that HIML shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.
Under the Sub-Advisory Agreements, Janus Capital pays HIML a fee equal to 50% of the advisory fee payable by each of Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, and Janus Henderson Global Real Estate Fund to Janus Capital (net any applicable performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital).
The Sub-Advisory Agreements with HIML will continue in effect from year to year if such continuation is specifically approved at least annually by the vote of a majority of the Independent Trustees, and by either the Trustees or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreements are subject to termination at any time, without penalty, by the Trustees or the vote of at least a majority of each Fund’s outstanding voting securities, on 60 days’ advance written notice. The Sub-Advisory Agreements may be terminated by Janus Capital or HIML at any time, without penalty, by giving 60 days’ advance written notice to the other party, or by Janus Capital or the Trust without advance notice if the subadviser is unable to discharge its duties and obligations. Each Fund’s Sub-Advisory Agreement will terminate automatically in the event of the assignment or termination of the Fund’s Investment Advisory Agreement. Each Fund’s Sub-Advisory Agreement generally may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of the Fund.
Janus Capital Singapore PTE. Limited
Janus Capital has entered into Sub-Advisory Agreements with Janus Capital Singapore Pte. Limited, #36-02 AXA Tower, 8 Shenton Way, Singapore 068811, on behalf of Janus Henderson Asia Equity Fund and Janus Emerging Markets Fund.
Janus Singapore has been in the investment advisory business since 2011. Janus Singapore also serves as subadviser to other U.S. registered investment companies and offshore investment funds. Janus Singapore is an indirect wholly-owned subsidiary of Janus Capital.
Under the Sub-Advisory Agreements between Janus Capital and Janus Singapore, Janus Singapore is responsible for the day-to-day investment operations of Janus Henderson Asia Equity Fund and Janus Emerging Markets Fund’s investment operations. Investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust’s registration statement. Janus Singapore: (i) manages the investment operations of the Funds; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Funds, their condition, investment decisions and considerations; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Funds; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports. The Sub-Advisory Agreements provide that Janus Singapore shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.
Under the Sub-Advisory Agreements, Janus Capital pays Janus Singapore a fee equal to 50% of the advisory fee payable by Janus Henderson Asia Equity Fund (net of any performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital). Under the Sub-Advisory Agreement for Janus Emerging Markets Fund, effective August 20, 2012, Janus Capital pays Janus Singapore a fee equal to one-third of the advisory fee payable by the Fund to Janus Capital (net of any performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital).

The Sub-Advisory Agreements with Janus Singapore will continue in effect from year to year if such continuation is specifically approved at least annually by the vote of a majority of the Independent Trustees, and by either the Funds’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Fund. The Sub-Advisory Agreements are subject to termination at any time, without penalty, by the Trustees, the vote of at least a majority of the outstanding voting securities of each Fund, or Janus Capital, upon 60 days’ advance written notice, or by Janus Singapore by giving 90 days’ advance written notice to the other party (Janus Singapore shall allow up to an additional 90 days at the request of Janus Capital or the Trust in order to find a replacement for Janus Singapore), or by Janus Capital or the Trust without advance notice if Janus Singapore is unable to discharge its duties and obligations. Each Fund’s Sub-Advisory Agreement terminates automatically in the event of the assignment or termination of each Fund’s respective Investment Advisory Agreement. Each Fund’s Sub-Advisory Agreement generally may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of each Fund.
PERFORMANCE-BASED SUBADVISORY FEE
Janus Henderson Asia Equity Fund and Janus Emerging Markets Fund each have an investment advisory fee rate that adjusts up or down based upon the performance of each Fund’s Class A Shares (waiving the upfront sales load) relative to the cumulative performance of the MSCI All Country Asia ex-Japan Index for Janus Henderson Asia Equity Fund and the MSCI Emerging Markets Indexsm for Janus Emerging Markets Fund over a performance measurement period. Any performance adjustment commenced January 1, 2012 for Janus Emerging Markets Fund and August 1, 2012 for Janus Henderson Asia Equity Fund. Prior to that time, only the fixed rate applied. In accordance with the Sub-Advisory Agreement on behalf of Janus Henderson Asia Equity Fund, Janus Singapore receives a fee from Janus Capital equal to 50% of the advisory fee payable to Janus Capital from the Fund (net of any performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital). In accordance with the Sub-Advisory Agreement on behalf of Janus Emerging Markets Fund (effective August 20, 2012), Janus Singapore receives a fee from Janus Capital equal to one-third of the advisory fee payable to Janus Capital from the Fund (net of any performance fee adjustments, reimbursement of expenses incurred or fees waived by Janus Capital).
Perkins Investment Management LLC
Janus Capital has entered into Sub-Advisory Agreements with Perkins Investment Management LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, on behalf of Janus Henderson Global Value Fund and Janus Henderson International Value Fund.
Perkins and its predecessors have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital owns 100% of Perkins.
Under the Sub-Advisory Agreements between Janus Capital and Perkins, Perkins is responsible for the day-to-day investment operations of Janus Henderson Global Value Fund and Janus Henderson International Value Fund. Investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust’s registration statement. Perkins: (i) manages the investment operations of the Funds; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Funds, their condition, investment decisions and considerations; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Funds; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports. The Sub-Advisory Agreements provide that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.
Under the Sub-Advisory Agreements, Janus Capital pays Perkins a fee equal to 50% of the advisory fee payable by each of Janus Henderson Global Value Fund and Janus Henderson International Value Fund to Janus Capital (calculated after any applicable performance fee adjustments for Janus Henderson Global Value Fund; and after any reimbursement of expenses incurred or fees waived for Janus Henderson International Value Fund).
The Sub-Advisory Agreements with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the vote of a majority of the Independent Trustees, and by either the Funds’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Fund. The Sub-Advisory Agreements are subject to termination at any time, without penalty, by the Trustees, the vote of at least a majority of the outstanding voting securities of each Fund, or Janus Capital, upon 60 days’ advance written notice, or by Perkins by giving 90 days’ advance written notice to the other party (Perkins shall allow up to an additional 90 days at the request of Janus Capital or the Trust in order to find a replacement for Perkins), or by Janus Capital or the Trust without advance notice if Perkins is unable to discharge its duties and obligations. Each Fund’s Sub-Advisory Agreement terminates automatically in the event of the assignment or termination of each Fund’s respective Investment Advisory Agreement. Each Fund’s Sub-Advisory Agreement generally may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of each Fund.
Performance-Based SubAdvisory Fee
As a result of shareholder approval of Janus Henderson Global Value Fund’s amended investment advisory agreement between Janus Capital and the Trust, on behalf of the Fund, effective July 1, 2010, the subadvisory fee paid to Perkins is a fee that adjusts up or down based upon the performance of the Fund’s Class A Shares (waiving the upfront sales load) relative to the MSCI World Indexsm, the Fund’s benchmark index. Any performance adjustment commenced July 1, 2011 for Janus Henderson Global Value Fund. Prior to that time, only the fixed rate applied. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from Janus Capital equal to 50% of the advisory fee payable to Janus Capital from the Fund (net of any applicable performance fee adjustment).
Subadvisory Fees
Under each Sub-Advisory Agreement, each respective subadviser was compensated according to the following schedule for the fiscal year ended September 30, 2016.
Fund Name	Subadviser	Subadvisory Fee Rate (%)
Global & International
Janus Henderson Asia Equity Fund	Janus Singapore	0.46 (1)(2)
Janus Emerging Markets Fund	Janus Singapore	0.33 (1)(2)
Janus International Equity Fund(3)	Janus Singapore	0.226 (1)(2)
Value
Janus Henderson Global Value Fund	Perkins	0.32 (1)
Janus Henderson International Value Fund	Perkins	0.40 (2)

(1)	Prior to any performance adjustment, if applicable.
(2)	Prior to the reimbursement of expenses incurred or fees waived by Janus Capital, if applicable.
(3)	Effective November 5, 2014, the Sub-Advisory Agreement between Janus Capital and Janus Singapore on behalf of the Fund was terminated.
Janus Henderson Asia Equity Fund and Janus Emerging Markets Fund pay no fees directly to Janus Singapore. Janus Henderson Global Value Fund and Janus Henderson International Value Fund pay no fees directly to Perkins. Janus Capital pays these subadvisory fees out of each Fund’s respective advisory fees.
The following table summarizes the subadvisory fees paid by Janus Capital pursuant to the subadvisory fee agreements in effect during the fiscal years ended September 30, unless otherwise noted.
	2016	2015	2014
Fund Name	Subadvisory Fees	Subadvisory Fees	Subadvisory Fees
Global & International
Janus Henderson Asia Equity Fund	$ —(1)	$ —(1)	$ —(1)
Janus Emerging Markets Fund	$149,461	$ 73,171	$ 59,830
Janus International Equity Fund(2)	N/A	N/A	$414,563 (3)
Value
Janus Henderson Global Value Fund	$567,545	$887,355	$773,758
Janus Henderson International Value Fund	$ —(1)	$ —(1)	$ —(1)

(1)	The fee waiver exceeded the subadvisory fee.

(2)	Effective November 5, 2014, the Sub-Advisory Agreement between Janus Capital and Janus Singapore on behalf of the Fund was terminated.
(3)	For the fiscal period October 1, 2013 to June 9, 2014.

Payments to Financial Intermediaries By Janus Capital or Its Affiliates
In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell certain classes of Shares of Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders are Advisor Group, Inc. and its broker-dealer subsidiaries; American Enterprise Investment Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley Smith Barney, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; and Wells Fargo Advisors, LLC and its broker-dealer affiliates. These fees may be in addition to fees paid from a Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.
In addition, for all share classes (with the exception of Class D Shares and Class N Shares), Janus Capital, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other non-distribution related shareholder or administrative services in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid from a Fund’s assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.
Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you.
Additional Information About Janus Capital and the Subadvisers
Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.
With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital and Perkins, an account may participate in a Primary Offering if the portfolio managers and/or investment personnel believe the Primary Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. The Primary Offering allocation procedures generally require that all securities purchased in a Primary Offering be allocated to all participating accounts based upon a portfolio manager’s or the investment personnel’s initial indication of interest (i.e., the desired number of securities or the aggregate amount to be invested). To the extent a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund participates in a Primary Offering, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund.
Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes. In certain circumstances, and subject to the Primary Offering allocation procedures, Janus Capital may deviate from these procedures to account for allocation sizes that are deemed, by the portfolio managers and/or investment personnel, to be de minimis to certain eligible accounts or to address situations specific to individual accounts (e.g., cash limitations, position weightings, etc.). Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.

In connection with investment in People’s Republic of China (“PRC”) local market securities, Janus Capital has developed Qualified Foreign Institutional Investor (“QFII”) allocation procedures to address potential conflicts of interest and to equitably and effectively administer QFII operations and the allocation of available investment quota. Janus Capital seeks to allocate quota and administer its QFII role in the best interests of various participating accounts. The procedures also seek to address and mitigate instances where conflicts of interest could exist with regard to the repatriation of assets. Janus Capital will seek to make quota allocation decisions and administer its QFII role without regard to any potential loss of quota which may occur if participating accounts determine to repatriate assets and there is not sufficient interest across other accounts to utilize the available quota. The procedures address additional considerations related to a given account’s objectives, policies and strategies. Janus Capital will consider, among other things, the appropriateness of investment in PRC local market securities in light of the objective, investment time horizon and risk management objectives of the account, whether the account’s liquidity position after a desired quota allocation would continue to maintain a level deemed to be adequate, and whether the desired quota allocation is deemed to be de minimis and the resulting burdens on administration and custody costs to the account outweigh perceived benefit of an investment.
Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.
Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.
Janus Singapore, the subadviser for Janus Henderson Asia Equity Fund and Janus Emerging Markets Fund, and Perkins, the subadviser for Janus Henderson Global Value Fund and Janus Henderson International Value Fund, may buy and sell securities or engage in other investments on behalf of multiple clients, including the Funds. Janus Singapore and Perkins seek to allocate trades among their clients on an equitable basis, taking into consideration such factors as the size of the client’s portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.
The Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.
Pursuant to the provisions of the 1940 Act, Janus Henderson mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.
The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of the Janus Capital “funds of funds,” which are funds that primarily invest in other Janus Henderson mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Capital funds of funds and the other Janus Henderson mutual funds. The Trustees intend to address any such conflicts as deemed appropriate.

Janus Capital Ethics Rules
Janus Capital, Janus Singapore, Perkins, and Janus Henderson Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Policy, Gift and Entertainment Policy, and Outside Business Activity Policy. The Ethics Rules are designed to ensure Janus Capital, Janus Singapore, Perkins, and Janus Henderson Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.
Under the Personal Trading Policy, all Janus Capital, Janus Singapore, Perkins, and Janus Henderson Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, Janus Singapore, Perkins, and Janus Henderson Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Personal Trading Policy. All personnel of Janus Capital, Janus Singapore, Perkins, Janus Henderson Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Trading Policy.
In addition to the pre-clearance requirement described above, the Personal Trading Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Trading Policy and under certain circumstances Janus Capital, Janus Singapore, Perkins, and Janus Henderson Distributors personnel may be required to forfeit profits made from personal trading.
Proxy Voting Policies and Procedures
Each Fund’s Trustees have delegated to Janus Capital or the Fund’s subadviser, as applicable, the authority to vote all proxies relating to such Fund’s portfolio securities in accordance with Janus Capital’s or the applicable subadviser’s own policies and procedures. Summaries of Janus Capital’s and the applicable subadviser’s policies and procedures are available without charge: (i) upon request, by calling 1-800-525-0020; (ii) on the Funds’ website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.
A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janushenderson.com/proxyvoting.
Each Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janushenderson.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.
Janus Capital Management LLC Proxy Voting Summary For Mutual Funds
Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.
Proxy Voting Procedures
Janus Capital has developed proxy voting guidelines (the “Janus Guidelines”) that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital’s portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Proxy Voting Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Proxy Voting Committee establishes its recommendations and revises the Janus Guidelines, they are distributed to Janus Capital’s portfolio managers for review and implementation. Mutual fund proxies are generally voted in accordance with the Janus Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.
While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital’s portfolio managers, it does not have proxy voting authority for any proprietary or nonproprietary mutual fund. In addition, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service provides research and recommendations on proxy issues. Janus Capital’s portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Certain Funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Fund cannot vote the shares. The portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager has discretion to vote differently than the Janus Guidelines.
The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Janus Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.
Proxy Voting Policies
As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.
Board of Directors Issues
Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
Auditor Issues
Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.
Equity and Executive Compensation Issues
Janus Capital reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Janus Capital will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Capital will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Janus Capital).
General Corporate Issues
Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.
Shareholder Proposals
If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital’s first priority is to act as a fiduciary in the best financial interests of its clients. Janus Capital recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus Capital strives to balance these issues in a manner consistent with its fiduciary obligations. Janus Capital will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Janus Capital will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.
Janus Capital Singapore PTE. Limited Proxy Voting Summary For Mutual Funds
Janus Singapore seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Singapore relationship (business or otherwise). Janus Singapore will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.
Proxy Voting Procedures
Janus Singapore has developed proxy voting guidelines (the “Guidelines”) that outline how Janus Singapore generally votes proxies on securities held by the portfolios Janus Singapore manages. The Guidelines, which include recommendations on most major corporate issues, have been developed by the Proxy Voting Committee in consultation with the portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Proxy Voting Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Proxy Voting Committee establishes its recommendations and revises the Guidelines, they are distributed to the portfolio managers for review and implementation. Mutual fund proxies are generally voted in accordance with the Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.
While the Proxy Voting Committee sets the Guidelines and serves as a resource for the portfolio managers, it does not have proxy voting authority for any proprietary or nonproprietary mutual fund. In addition, Janus Singapore has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service provides research and recommendations on proxy issues. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The Funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Fund cannot vote the shares. The portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. Most portfolio managers vote consistently with the Guidelines; however, a portfolio manager has discretion to vote differently than the Guidelines.
The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Singapore believes that application of the Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting

Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.
Proxy Voting Policies
As discussed above, the Proxy Voting Committee has developed the Guidelines for use in voting proxies. Below is a summary of some of the Guidelines.
Board of Directors Issues
Janus Singapore: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
Auditor Issues
Janus Singapore will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.
Equity and Executive Compensation Issues
Janus Singapore reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Janus Singapore will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Singapore will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Janus Singapore).
General Corporate Issues
Janus Singapore: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Janus Singapore will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.
Shareholder Proposals
If a shareholder proposal is specifically addressed by the Guidelines, Janus Singapore will generally vote pursuant to that Guideline. Janus Singapore’s first priority is to act as a fiduciary in the best financial interests of its clients. Janus Singapore recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus Singapore strives to balance these issues in a manner consistent with its fiduciary obligations. Janus Singapore will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Janus Singapore will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Janus Singapore will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Guidelines.
Henderson Investment Management Limited Proxy Voting Summary For Mutual Funds
The following are the procedures for HIML, with respect to the voting of proxies on behalf of all clients for which HIML has been delegated the responsibility for voting proxies, and the keeping of records relating to proxy voting.
General Policy.  It is the intent of HIML that proxies should be voted consistent with each of Janus Henderson Asia Equity Fund’s, Janus Henderson Emerging Markets Fund’s, and Janus Henderson Global Real Estate Fund’s best economic interests. HIML believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. HIML has engaged RiskMetrics Group, an independent proxy voting service, to assist in the voting of such Funds’ proxies through the provision of vote analysis, implementation, and recordkeeping and disclosure services. HIML has also contracted Institutional Shareholder Services Europe Ltd. (“ISSE”), an independent proxy voting service provider, to provide policy development, research, advisory and voting disclosure services, as well as BNP Paribas Securities Services plc, to provide proxy voting services. BNP Paribas Securities Services plc is provided with voting services by ISSE.
Voting and Use of Proxy Voting Service.  The procedure for casting proxy votes is as follows: (1) custodians notify ISSE of forthcoming company meetings and send proxy materials; (2) ISSE notifies HIML of meetings; (3) ISSE provides voting recommendations based on HIML’s proxy voting policies; (4) the corporate governance manager consults with portfolio managers as appropriate to decide whether to accept or override the voting recommendations provided by ISSE; and (5) voting instructions are sent to custodians for execution.
Conflicts of Interest.  HIML has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:
•	For each director, officer, and employee of HIML (“HIML person”), the interests of HIML’s clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML’s affiliates.
•	Accordingly, each HIML person must not put “personal benefit”, whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group, or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate. It is imperative that each of HIML’s directors, officers, and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML’s clients.
•	Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of an actual or potential conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance.
•	It is the responsibility of each director, officer, and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. In addition, all HIML persons shall certify annually as to their compliance with this policy.
In light of such procedures and controls, potential or actual conflicts in the proxy-voting process are rare. In the unusual circumstance that a particular proxy vote may present a potential or actual conflict, the matter shall be referred to HIML’s Proxy Committee, which is composed of HIML’s Head of Equities, the Corporate Governance Manager, and the Head of Compliance. To the extent that a conflict of interest is identified, HIML will review the issue and instruct ISSE to: (1) vote based on ISSE’ recommendation; (2) vote in the same proportion as the other shareholders; (3) abstain from voting entirely; (4) vote in accordance with the recommendation of the investment professional responsible for the account; or (5) vote in another manner as the Proxy Committee deems fit.
Perkins Investment Management LLC Proxy Voting Summary For Mutual Funds
Perkins seeks to vote proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.
Proxy Voting Procedures
Perkins has developed proxy voting guidelines (the “Perkins Guidelines”) that outline how Perkins generally votes proxies on securities held by the portfolios Perkins manages. The Perkins Guidelines, which include recommendations on most major corporate issues, have been developed by Perkins in consultation with the Janus Proxy Voting Committee. Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Guidelines; however, a portfolio manager has discretion to vote differently than the Perkins

Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins’ behalf, has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues. Mutual fund proxies are generally voted in accordance with the Perkins Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.
While the Janus Proxy Voting Committee serves as a resource for Perkins and its portfolio managers, the Committee does not have proxy voting authority for any proprietary or nonproprietary mutual fund. Perkins’ portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Although Perkins-managed funds will generally not participate in securities lending, certain funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. If applicable, the portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits.
The Janus Proxy Voting Committee serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. Perkins representatives work closely with the Janus Proxy Voting Committee in administering and overseeing the Perkins proxy voting procedures. Perkins and the Janus Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Perkins and the Janus Proxy Voting Committee believe that application of the Perkins Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Perkins Guidelines. For proxy votes that are inconsistent with the Perkins Guidelines and a potential conflict is identified, the Janus Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio managers’ voting rationale appears reasonable. If the Janus Proxy Voting Committee does not agree that the portfolio managers’ rationale is reasonable, the Janus Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.
Proxy Voting Policies
Below is a summary of some of the Perkins Guidelines.
Board of Directors Issues
Perkins: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
Auditor Issues
Perkins will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.
Equity and Executive Compensation Issues
Perkins reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Perkins will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Perkins will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Perkins).
General Corporate Issues
Perkins: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.
Shareholder Proposals
If a shareholder proposal is specifically addressed by the Perkins Guidelines, Perkins will generally vote pursuant to that Perkins Guideline. Perkins’ first priority is to act as a fiduciary in the best financial interests of its clients. Perkins recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Perkins strives to balance these issues in a manner consistent with its fiduciary obligations. Perkins will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Perkins will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Perkins will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Guidelines.

Custodian, transfer agent, and certain affiliations

State Street Bank and Trust Company (“State Street”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds and of an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Funds’ Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.
Deutsche Bank AG (“Deutsche Bank”) acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement (“Lending Agreement”). In addition, The Bank of New York Mellon and JPMorgan Chase Bank may act as limited purpose subcustodians in connection with certain reverse repurchase transactions completed in connection with the Lending Agreement.
Janus Services LLC (“Janus Services”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other non-distribution related shareholder services for the Funds.
Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class D Shares of the Funds pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of each Fund for shareholder services provided by Janus Services.
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares, and Class T Shares of each Fund for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.
Shareholder services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.
For the fiscal years ended September 30, unless otherwise noted, the total amounts paid by Class D Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds to Janus Services for administrative services are summarized below. For Class R Shares, Class S Shares, and Class T Shares, Janus Services pays out all or substantially all of the amount reflected as compensation to broker-dealers and service providers. Amounts for certain Funds and/or share classes may include the reimbursement of administrative services fees by Janus Capital to the Funds.

	2016	2015	2014
Fund Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Global & International
Janus Henderson Asia Equity Fund
Class D Shares	$ 6,051	$ 7,959	$ 10,362
Class S Shares	$ 826	$ 975	$ 2,931
Class T Shares	$ 835	$ 1,415	$ 4,460
Janus Emerging Markets Fund
Class D Shares	$ 9,701	$ 12,079	$ 11,994
Class S Shares	$ 1,753	$ 415	$ 1,287
Class T Shares	$ 11,657	$ 6,445	$ 3,013
Janus Henderson Global Life Sciences Fund
Class D Shares	$ 1,810,840	$ 1,962,645	$ 1,262,535
Class S Shares	$ 37,822	$ 25,213	$ 29,644
Class T Shares	$ 4,154,989	$ 4,354,484	$ 1,840,769
Janus Henderson Global Real Estate Fund
Class D Shares	$ 46,712	$ 54,977	$ 45,122
Class S Shares	$ 8,228	$ 7,141	$ 4,255
Class T Shares	$ 190,233	$ 171,575	$ 55,817
Janus Henderson Global Research Fund
Class D Shares	$ 1,586,905	$ 1,782,920	$ 1,738,523
Class R Shares	$ 13,157	$ 9,647	$ 5,066
Class S Shares	$ 172,176	$ 110,704	$ 114,422
Class T Shares	$ 2,306,763	$ 2,566,827	$ 2,529,299
Janus Henderson Global Select Fund
Class D Shares	$ 1,639,632	$ 1,938,238	$ 1,952,427
Class R Shares	$ 771	$ 1,015	$ 1,979
Class S Shares	$ 840	$ 1,131	$ 1,527
Class T Shares	$ 1,172,366	$ 1,403,689	$ 1,563,810
Janus Henderson Global Technology Fund
Class D Shares	$ 865,404	$ 872,709	$ 839,768
Class S Shares	$ 10,881	$ 7,456	$ 5,151
Class T Shares	$ 854,626	$ 838,832	$ 795,696
Janus International Equity Fund
Class D Shares	$ 20,294	$ 25,434	$ 28,138
Class R Shares	$ 9,413	$ 10,713	$ 6,996
Class S Shares	$ 26,440	$ 31,176	$ 26,826
Class T Shares	$ 16,495	$ 22,228	$ 27,000
Janus Henderson Overseas Fund
Class D Shares	$ 849,122	$ 1,158,530	$ 1,525,455
Class R Shares	$ 99,263	$ 140,395	$ 205,772
Class S Shares	$ 450,449	$ 764,608	$ 1,336,024
Class T Shares	$ 1,666,866	$ 2,658,129	$ 4,365,042
Growth & Core
Janus Henderson Balanced Fund
Class D Shares	$ 1,707,531	$ 1,744,258	$ 1,660,095
Class R Shares	$ 724,486	$ 744,038	$ 740,869
Class S Shares	$ 1,776,128	$ 2,071,257	$ 2,119,220
Class T Shares	$12,204,726	$12,181,140	$11,094,059
Janus Henderson Contrarian Fund
Class D Shares	$ 2,240,307	$ 2,825,475	$ 2,710,144
Class R Shares	$ 2,992	$ 5,077	$ 4,776
Class S Shares	$ 10,576	$ 17,262	$ 12,950
Class T Shares	$ 2,045,700	$ 3,130,595	$ 3,188,006

	2016	2015	2014
Fund Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Janus Henderson Enterprise Fund
Class D Shares	$ 1,571,022	$ 1,534,049	$ 1,411,063
Class R Shares	$ 290,515	$ 221,101	$ 166,919
Class S Shares	$ 985,894	$ 669,707	$ 595,025
Class T Shares	$ 5,930,780	$ 3,948,070	$ 2,999,039
Janus Henderson Forty Fund
Class D Shares(1)	N/A	N/A	N/A
Class R Shares	$ 298,535	$ 329,129	$ 377,052
Class S Shares	$ 1,426,236	$ 1,646,147	$ 3,692,917
Class T Shares	$ 215,078	$ 92,114	$ 78,878
Janus Fund
Class D Shares	$ 6,982,527	$ 7,311,502	$ 6,729,490
Class R Shares	$ 12,161	$ 9,959	$ 8,168
Class S Shares	$ 59,134	$ 77,731	$ 104,969
Class T Shares	$ 4,161,747	$ 4,441,443	$ 4,430,511
Janus Henderson Growth and Income Fund
Class D Shares	$ 3,140,623	$ 3,220,285	$ 3,113,278
Class R Shares	$ 6,149	$ 7,639	$ 7,329
Class S Shares	$ 60,531	$ 72,586	$ 95,039
Class T Shares	$ 3,470,961	$ 3,730,356	$ 3,870,623
Janus Henderson Research Fund
Class D Shares	$ 3,085,421	$ 3,167,135	$ 2,860,712
Class R Shares(2)	N/A	N/A	N/A
Class S Shares	$ 7,520	$ 5,367	$ 6,490
Class T Shares	$ 3,810,460	$ 4,055,959	$ 3,782,327
Janus Henderson Triton Fund
Class D Shares	$ 1,055,962	$ 1,091,838	$ 1,049,440
Class R Shares	$ 547,086	$ 439,639	$ 359,687
Class S Shares	$ 907,744	$ 908,009	$ 821,731
Class T Shares	$ 6,147,737	$ 6,344,886	$ 5,691,877
Janus Twenty Fund
Class D Shares	$ 7,050,096	$ 7,290,828	$ 7,135,128
Class T Shares	$ 7,228,466	$ 7,954,367	$ 9,248,697
Janus Henderson Venture Fund
Class D Shares	$ 1,641,241	$ 1,768,195	$ 1,651,067
Class S Shares	$ 73,680	$ 30,960	$ 15,969
Class T Shares	$ 2,308,108	$ 2,474,547	$ 1,863,892
Value
Janus Henderson Global Value Fund
Class D Shares	$ 105,747	$ 117,730	$ 120,532
Class S Shares	$ 325	$ 589	$ 798
Class T Shares	$ 158,076	$ 180,541	$ 175,783
Janus Henderson International Value Fund
Class D Shares	$ 3,027	$ 2,939	$ 2,179
Class S Shares	$ 559	$ 579	$ 981
Class T Shares	$ 2,031	$ 2,175	$ 2,090

(1)	Class D Shares commenced operations effective January 27, 2017.
(2)	Class R Shares commenced operations effective January 27, 2017.

Janus Services is compensated for its services related to Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders.
Through Janus Services, the Funds pay DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for certain broker-controlled accounts and closed accounts. These fees are in addition to any administrative services fees paid to Janus Services. The Funds also use and pay for DST systems to track and process contingent deferred sales charges. These fees are only charged to classes of the Funds with contingent deferred sales charges, as applicable.
Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Henderson Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Henderson Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Henderson Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Henderson Distributors continuously offers each Fund’s Shares and accepts orders at NAV per share of the relevant class. The cash-compensation amount or rate at which Janus Henderson Distributors’ registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

Portfolio transactions and brokerage

Janus Capital places all portfolio transactions of the Funds, except for Janus Henderson Asia Equity Fund, Janus Emerging Markets Fund, Janus Henderson Global Value Fund, and Janus Henderson International Value Fund. With respect to Janus Henderson Asia Equity Fund and Janus Emerging Markets Fund, Janus Capital places all portfolio transactions solely upon Janus Singapore’s direction. With respect to Janus Henderson Global Value Fund and Janus Henderson International Value Fund, Janus Capital places all portfolio transactions solely upon Perkins’ direction.
Janus Capital, Janus Singapore, and Perkins have a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital, Janus Singapore, and Perkins may occasionally pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.
Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for Funds subadvised by Janus Singapore or Perkins, Janus Capital acts on behalf of and in consultation with each subadviser. Those factors include, but are not limited to: Janus Capital’s, Janus Singapore’s, and Perkins’ knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with each subadviser) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or the subadvisers, as applicable. To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, Janus Capital or the subadvisers, as applicable, must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital’s and each subadviser’s own research efforts. Because Janus Capital and the subadvisers receive a benefit from research they receive from broker-dealers, Janus Capital and the subadvisers may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and the subadvisers do not consider a broker-dealer’s sale of Fund shares when choosing a broker-dealer to effect transactions.
“Cross trades,” in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Funds’ Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Janus Henderson-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus Henderson fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a Fund involved in a cross trade.

For the fiscal year ended September 30, 2016, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.
Fund Name	Commissions	Transactions
Global & International
Janus Henderson Asia Equity Fund	$ 8,569	$ 4,403,343
Janus Emerging Markets Fund	$ 65,690	$ 32,968,818
Janus Henderson Global Life Sciences Fund	$1,385,291	$1,791,949,283
Janus Henderson Global Real Estate Fund	$ 51,229	$ 50,828,248
Janus Henderson Global Research Fund	$ 866,360	$1,066,996,923
Janus Henderson Global Select Fund	$1,185,416	$1,070,041,631
Janus Henderson Global Technology Fund	$ 369,366	$ 470,917,908
Janus International Equity Fund	$ 150,391	$ 110,912,693
Janus Henderson Overseas Fund	$2,343,592	$1,544,004,770
Growth & Core
Janus Henderson Balanced Fund	$2,048,436	$4,136,692,339
Janus Henderson Contrarian Fund	$1,611,391	$1,940,468,423
Janus Henderson Enterprise Fund	$ 982,279	$1,808,173,546
Janus Henderson Forty Fund	$ 383,128	$ 934,112,695
Janus Fund	$1,999,232	$4,650,651,784
Janus Henderson Growth and Income Fund	$ 529,179	$ 966,537,435
Janus Henderson Research Fund	$ 917,194	$1,762,981,856
Janus Henderson Triton Fund	$ 977,512	$1,192,045,005
Janus Twenty Fund	$1,655,833	$3,582,867,241
Janus Henderson Venture Fund	$ 558,253	$ 482,376,608
Value
Janus Henderson Global Value Fund	$ 50,309	$ 51,974,041
Janus Henderson International Value Fund	$ 2,921	$ 2,195,294

Janus Capital, Janus Singapore, and Perkins do not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital, Janus Singapore, and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Janus Capital, Janus Singapore, and Perkins have entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Janus Capital, Janus Singapore, and Perkins with research or brokerage services, as permitted under Section 28(e) of the Securities Exchange Act of 1934. CCAs allow Janus Capital, Janus Singapore, and Perkins to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Janus Capital, Janus Singapore, and Perkins are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital, Janus Singapore, or Perkins, and such research may not necessarily be used by Janus Capital, Janus Singapore, or Perkins in connection with the same accounts that paid commissions to the broker providing such brokerage and research products and services. Such products and services may not always be used in connection with management of the Funds. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services. Janus Singapore and Perkins may make their own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Janus Singapore’s and Perkins’ clients, including Janus Henderson Asia Equity Fund, Janus Emerging Markets Fund, Janus Henderson Global Value Fund, and Janus Henderson International Value Fund.
Janus Capital, Janus Singapore, and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital, Janus Singapore, or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but “step-out” all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital, Janus Singapore, or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital, Janus Singapore, or Perkins directs that broker-dealer to designate a portion of the broker-dealer’s commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital’s, Janus Singapore’s, and Perkins’ receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital, Janus Singapore, and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital, Janus Singapore, and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.
When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or the subadviser, better prices and executions will be achieved through the use of a broker.
The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal years ended September 30.
Fund Name	2016	2015	2014
Global & International
Janus Henderson Asia Equity Fund	$ 18,723	$ 48,274	$ 30,705
Janus Emerging Markets Fund	$ 173,951	$ 156,543	$ 70,263
Janus Henderson Global Life Sciences Fund	$2,888,969	$3,095,216	$1,956,688
Janus Henderson Global Real Estate Fund	$ 112,487	$ 156,790	$ 84,146
Janus Henderson Global Research Fund	$1,785,694	$2,124,143	$1,964,741
Janus Henderson Global Select Fund	$2,486,827	$2,959,582	$2,633,891
Janus Henderson Global Technology Fund	$ 742,350	$ 647,110	$ 837,970
Janus International Equity Fund	$ 291,475	$ 517,445	$ 418,409
Janus Henderson Overseas Fund	$6,427,968	$5,477,408	$5,928,243
Growth & Core
Janus Henderson Balanced Fund	$4,459,059	$2,718,794	$1,579,026
Janus Henderson Contrarian Fund	$3,272,120	$4,514,049	$3,694,237
Janus Henderson Enterprise Fund	$2,024,549	$1,934,288	$ 656,954
Janus Henderson Forty Fund	$ 842,458	$1,321,245	$2,180,153
Janus Fund	$4,170,889	$4,027,442	$4,980,669
Janus Henderson Growth and Income Fund	$1,137,930	$1,367,459	$1,113,701
Janus Henderson Research Fund	$1,922,592	$1,837,499	$1,951,008
Janus Henderson Triton Fund	$2,025,805	$2,284,655	$3,222,136
Janus Twenty Fund	$3,628,262	$5,547,984	$3,767,789
Janus Henderson Venture Fund	$1,207,743	$1,804,411	$2,040,928
Value
Janus Henderson Global Value Fund	$ 106,220	$ 130,852	$ 139,814
Janus Henderson International Value Fund	$ 6,216	$ 4,997	$ 8,483

Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, shareholder, broker-dealer, or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.
As of September 30, 2016, certain Funds owned securities of their regular broker-dealers (or parents) as shown below:
Fund Name	Name of Broker-Dealer	Value of Securities Owned
Global & International
Janus Henderson Global Research Fund	BNP Paribas SA	$ 18,192,844
	JPMorgan Chase & Co	20,806,245
	UBS Group AG	9,686,016
Janus Henderson Global Select Fund	BNP Paribas SA	$ 32,160,788
	Morgan Stanley	52,468,274
Janus International Equity Fund	BNP Paribas SA	$ 2,649,674
	UBS Group AG	369,601
Janus Henderson Overseas Fund	BNP Paribas SA	$ 63,910,149
Growth & Core
Janus Henderson Balanced Fund	Banc of America Commercial Mortgage Trust 2006-6	$ 7,138,267
	Banc of America Commercial Mortgage Trust 2007-3	5,103,635
	Bank of America Corp	19,537,733
	Bank of America Corp	8,143,616
	Bank of America Corp	7,752,520
	Bank of America Corp	3,153,491
	Bank of America NA	12,669,673
	Goldman Sachs Capital I	25,126,641
	Goldman Sachs Group Inc	13,715,466
	Goldman Sachs Group Inc	4,388,320
	GS Mortgage Securities Corp II	8,997,028
	GS Mortgage Securities Corp Trust 2013-NYC5	3,831,059
	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT	7,251,200
	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT	6,356,479
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO	5,237,978
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO	4,563,401
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP	8,153,933
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP	2,625,591
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES	5,314,663
	JPMorgan Chase & Co	17,464,904
	JPMorgan Chase & Co	17,415,040
	JPMorgan Chase & Co	16,559,756
	JPMorgan Chase Capital XXI	964,000
	JPMorgan Chase Capital XXIII	587,063
	LB-UBS Commercial Mortgage Trust 2006-C1	1,938,162
	LB-UBS Commercial Mortgage Trust 2007-C1	5,923,135
	LB-UBS Commercial Mortgage Trust 2007-C2	3,510,015
	LB-UBS Commercial Mortgage Trust 2007-C7	4,688,586
	Morgan Stanley	136,731,187
	Morgan Stanley	12,162,066
	Morgan Stanley	9,949,219
	Morgan Stanley	7,272,378
	Morgan Stanley	6,545,862
	Morgan Stanley	4,989,805
	Morgan Stanley	4,901,596
	Morgan Stanley	4,686,070
	Morgan Stanley	4,417,672
	UBS AG	5,903,516
Janus Henderson Growth and Income Fund	JPMorgan Chase & Co	$ 80,325,652
	Morgan Stanley	24,111,973

Shares of the trust

Although Janus Henderson Enterprise Fund, Janus Henderson Triton Fund, Janus Twenty Fund, and Janus Henderson Venture Fund are closed, certain investors may continue to invest in the Funds and/or open new Fund accounts as described in the Funds’ Prospectuses. Detailed information is also included under “Closed Fund Policies” in this section of the SAI.
Net Asset Value Determination
As stated in the Funds’ Prospectuses, the net asset value (“NAV”) of the Shares of each class of each Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value.
Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Funds use systematic fair valuation models provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund’s NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
To the extent there are any errors in a Fund’s NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.

CLOSED FUND POLICIES
Janus Henderson Enterprise Fund
The Fund has limited sales of its shares because Janus Capital and the Trustees believe continued sales are not in the best interests of the Fund. Sales to new investors have generally been discontinued; however, investors who meet certain criteria described below may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you may not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.
Investors who meet the following criteria may be able to invest in the Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts (and, for shareholders of Class D Shares, by opening new Fund accounts) and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) registered investment advisers (“RIAs”) may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of JHG and any of its subsidiaries covered under the JHG retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether the participant invested in such Fund prior to its closing; (v) Janus Capital encourages its employees to own shares of the Janus Henderson funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus Henderson funds and directors of JHG may also open new accounts in the closed Fund; (vi) Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds, may invest in the Fund; (vii) certain non-Janus Capital “fund of funds” that have an agreement with Janus Capital; (viii) sponsors of certain wrap programs, including RIAs for fee-based business, may continue to invest in the Fund on behalf of existing shareholders and new investors; and (ix) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment option. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in the Fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan offered the Fund prior to its closure, or where the retirement plan was negotiating with Janus Capital (and/or certain recognized intermediary distributors) to add the closed Fund at the time Fund closure was announced, provided such retirement account is funded by April 30, 2017. Requests for new accounts into a closed Fund will be reviewed by management and may be permitted on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.
Janus Henderson Triton Fund
The Fund has limited sales of its shares at this time because Janus Capital and the Trustees believe continued unlimited sales are not in the best interests of the Fund. Sales to new investors have generally been discontinued; however, investors who meet certain criteria described below may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you may not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume unlimited sales of its shares at some future date, but it has no present intention to do so.
Investors who meet the following criteria may be able to invest in the Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts (and, for shareholders of Class D Shares, by opening new Fund accounts) and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) registered investment advisers (“RIAs”) may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) employer-sponsored retirement plans that are offered through existing retirement platforms, as well as employees of JHG and any of its subsidiaries covered under the JHG retirement plan;

(v) Janus Capital encourages its employees to own shares of the Janus Henderson funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus Henderson funds and directors of JHG may also open new accounts in the closed Fund; (vi) Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds, may invest in the Fund; (vii) certain non-Janus Capital “fund of funds” that have an agreement with Janus Capital; (viii) sponsors of wrap or model allocation programs, including RIAs, with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of existing shareholders; and (ix) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment, and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan or wrap program. In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. In addition, new accounts may be permitted in the Fund where Janus Capital committed in writing prior to the Fund’s closing to make the Fund available for certain institutional investors. Requests for new accounts into a closed Fund will be reviewed by management and may be permitted on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.
Janus Twenty Fund
The Fund has limited sales of its shares because Janus Capital and the Trustees believe continued sales are not in the best interests of the Fund. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you may not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.
Investors who meet the following criteria may be able to invest in the Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts (and, for shareholders of Class D Shares, by opening new Fund accounts) and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of JHG and any of its subsidiaries covered under the JHG retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether the participant invested in such Fund prior to its closing; (v) Janus Capital encourages its employees to own shares of the Janus Henderson funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus Henderson funds and directors of JHG may also open new accounts in the closed Fund; (vi) Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds, may invest in the Fund; and (vii) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment option, and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. In addition, new accounts may be permitted in the Fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the Fund or where the retirement plan was negotiating with Janus Capital (and/or certain recognized intermediary distributors) to add the closed Fund at the time Fund closure was announced. Requests for new accounts into a closed Fund will be reviewed by management and may be permitted on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.

Janus Henderson Venture Fund
The Fund has limited sales of its shares at this time because Janus Capital and the Trustees believe continued unlimited sales are not in the best interests of the Fund. Sales to new investors have generally been discontinued; however, investors who meet certain criteria described below may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you may not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume unlimited sales of its shares at some future date, but it has no present intention to do so.
Investors who meet the following criteria may be able to invest in the Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts (and, for shareholders of Class D Shares, by opening new Fund accounts) and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) registered investment advisers (“RIAs”) may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) employer-sponsored retirement plans that are offered through existing retirement platforms, as well as employees of JHG and any of its subsidiaries covered under the JHG retirement plan; (v) Janus Capital encourages its employees to own shares of the Janus Henderson funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus Henderson funds and directors of JHG may also open new accounts in the closed Fund; (vi) Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds, may invest in the Fund; (vii) certain non-Janus Capital “fund of funds” that have an agreement with Janus Capital; (viii) sponsors of wrap or model allocation programs, including RIAs, with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of existing shareholders; and (ix) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment, and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan or wrap program. In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. In addition, new accounts may be permitted in the Fund where Janus Capital committed in writing prior to the Fund’s closing to make the Fund available for certain institutional investors. Requests for new accounts into a closed Fund will be reviewed by management and may be permitted on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.

Purchases
With the exception of Class D Shares and Class I Shares, Shares of the Funds can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and Class I Shares may be purchased directly with the Funds in certain circumstances as provided in the Funds’ Prospectuses. Not all financial intermediaries offer all classes. Shares or classes of the Funds may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Funds’ expenses. Certain Shares or classes of the Funds may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. Under certain circumstances, the Funds may permit an in-kind purchase of Class A Shares, Class C Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, or Class T Shares.
Certain designated organizations are authorized to receive purchase orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value Determination.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Funds’ Prospectuses will provide you with detailed information about investing in the Funds.
Janus Capital has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
Class A Shares
The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Henderson Distributors, the Trust’s distributor, as shown in the table, except where Janus Henderson Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Henderson Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

Amount of Purchase at Offering Price	Sales Charge as a Percentage of Offering Price*	Sales Charge as a Percentage of Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Equity Funds
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.75%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.60%
$1,000,000 but under $4,000,000**	0.00%	0.00%	1.00%
$4,000,000 but under $10,000,000**	0.00%	0.00%	0.50%
$10,000,000 and above**	0.00%	0.00%	0.25%
*	Offering Price includes the initial sales charge.
**	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Funds and other Janus Henderson funds that are offered with a sales charge to take advantage of lower sales charges.
The following table shows the aggregate amount of underwriting commissions paid to Janus Henderson Distributors from proceeds of initial sales charges paid by investors on Class A Shares (substantially all of which were paid out to financial intermediaries) for the fiscal years ended September 30.
Aggregate Sales Commissions
Fund Name	2016	2015	2014
Global & International
Janus Henderson Asia Equity Fund
Class A Shares	$ 3,963	$ 288	$ 8,832
Janus Emerging Markets Fund
Class A Shares	$ 364	$ 979	$ 6,357
Janus Henderson Global Life Sciences Fund
Class A Shares	$1,467,953	$4,896,123	$1,208,805
Janus Henderson Global Real Estate Fund
Class A Shares	$ 8,671	$ 55,765	$ 63,607
Janus Henderson Global Research Fund
Class A Shares	$ 43,028	$ 83,229	$ 10,506
Janus Henderson Global Select Fund
Class A Shares	$ 3,382	$ 5,449	$ 9,968
Janus Henderson Global Technology Fund
Class A Shares	$ 67,679	$ 51,323	$ 35,594
Janus International Equity Fund
Class A Shares	$ 7,170	$ 35,809	$ 103,021
Janus Henderson Overseas Fund
Class A Shares	$ 8,419	$ 16,837	$ 35,147

Aggregate Sales Commissions
Fund Name	2016	2015	2014
Growth & Core
Janus Henderson Balanced Fund
Class A Shares	$3,203,459	$3,385,067	$2,290,803
Janus Henderson Contrarian Fund
Class A Shares	$ 62,596	$ 788,926	$ 458,701
Janus Henderson Enterprise Fund
Class A Shares	$ 986,144	$ 390,629	$ 89,657
Janus Henderson Forty Fund
Class A Shares	$ 556,336	$ 209,571	$ 187,029
Janus Fund
Class A Shares	$ 41,265	$ 53,497	$ 43,401
Janus Henderson Growth and Income Fund
Class A Shares	$ 53,383	$ 35,852	$ 33,652
Janus Henderson Research Fund
Class A Shares	$ 111,227	$ 173,972	$ 43,717
Janus Henderson Triton Fund
Class A Shares	$ 117,188	$ 721,338	$ 533,493
Janus Henderson Venture Fund
Class A Shares	$ 8,995	$ 167,274	$ 114,611
Value
Janus Henderson Global Value Fund
Class A Shares	$ 13,531	$ 63,098	$ 83,469
Janus Henderson International Value Fund
Class A Shares	$ 5	$ 6	$ —

During the fiscal years ended September 30, Janus Henderson Distributors retained the following upfront sales charges.
Upfront Sales Charges
Fund Name	2016	2015	2014
Global & International
Janus Henderson Asia Equity Fund
Class A Shares	$ 578	$ 38	$ 1,738
Janus Emerging Markets Fund
Class A Shares	$ —	$ 153	$ 1,025
Janus Henderson Global Life Sciences Fund
Class A Shares	$208,072	$691,304	$165,780
Janus Henderson Global Real Estate Fund
Class A Shares	$ 1,557	$ 7,558	$ 6,562
Janus Henderson Global Research Fund
Class A Shares	$ 5,516	$ 11,370	$ 1,654
Janus Henderson Global Select Fund
Class A Shares	$ 438	$ 764	$ 1,441
Janus Henderson Global Technology Fund
Class A Shares	$ 11,454	$ 7,603	$ 5,391
Janus International Equity Fund
Class A Shares	$ 1,028	$ 4,577	$ 14,926
Janus Henderson Overseas Fund
Class A Shares	$ 1,302	$ 2,962	$ 5,902

	Upfront Sales Charges
Fund Name	2016	2015	2014
Growth & Core
Janus Henderson Balanced Fund
Class A Shares	$479,828	$508,728	$342,811
Janus Henderson Contrarian Fund
Class A Shares	$ 8,377	$115,859	$ 69,569
Janus Henderson Enterprise Fund
Class A Shares	$133,332	$ 56,226	$ 13,134
Janus Henderson Forty Fund
Class A Shares	$ 73,752	$ 30,646	$ 28,042
Janus Fund
Class A Shares	$ 5,642	$ 8,546	$ 6,919
Janus Henderson Growth and Income Fund
Class A Shares	$ 8,741	$ 5,732	$ 4,299
Janus Henderson Research Fund
Class A Shares	$ 16,719	$ 26,646	$ 5,793
Janus Henderson Triton Fund
Class A Shares	$ 17,624	$103,335	$ 78,194
Janus Henderson Venture Fund
Class A Shares	$ 579	$ 22,370	$ 17,052
Value
Janus Henderson Global Value Fund
Class A Shares	$ 1,863	$ 10,519	$ 12,878
Janus Henderson International Value Fund
Class A Shares	$ —	$ 1	$ —

Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares
Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.
Janus Henderson Distributors also receives amounts pursuant to Class A Share, Class C Share, Class R Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the “Distribution and Shareholder Servicing Plans” and “Redemptions” sections, respectively, of this SAI.
Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.
Distribution and Shareholder Servicing Plans
Class A Shares, Class R Shares, and Class S Shares
As described in the Prospectuses, Class A Shares, Class R Shares, and Class S Shares have each adopted distribution and shareholder servicing plans (the “Class A Plan,” “Class R Plan,” and “Class S Plan,” respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares, Class R Shares, or Class S Shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares, Class R Shares, and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares, Class R Shares, and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares, Class R Shares, and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Henderson Distributors, the Funds’ distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares, Class R Shares, and Class S Shares, which became effective on July 6, 2009.
Class C Shares
As described in the Prospectuses, Class C Shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in the sale of Class C Shares of such Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.
The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Henderson Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.
Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

For the fiscal year ended September 30, 2016, under each Class’ respective Plan, Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Funds in total paid $41,364,997 to Janus Henderson Distributors (substantially all of which Janus Henderson Distributors paid out as compensation to broker-dealers and other service providers). The dollar amounts and the manner in which these 12b-1 payments were spent are summarized below.
Fund Name	Advertising and Literature	Prospectus Preparation, Printing and Mailing	Payment to Brokers
Global & International
Janus Henderson Asia Equity Fund
Class A Shares	$ 3	$ 157	$ 626
Class C Shares	$ 2	$ 157	$ 551
Class S Shares	$ 1	$ 157	$ 0
Janus Emerging Markets Fund
Class A Shares	$ 3	$ 272	$ 651
Class C Shares	$ 3	$ 272	$ 1,246
Class S Shares	$ 7	$ 272	$ 1,514
Janus Henderson Global Life Sciences Fund
Class A Shares	$ 4,129	$ 751	$ 810,050
Class C Shares	$ 2,663	$ 602	$ 890,012
Class S Shares	$ 188	$ 348	$ 37,885
Janus Henderson Global Real Estate Fund
Class A Shares	$ 251	$ 432	$ 47,722
Class C Shares	$ 102	$ 417	$ 58,190
Class S Shares	$ 42	$ 411	$ 7,273
Janus Henderson Global Research Fund
Class A Shares	$ 262	$ 195	$ 52,095
Class C Shares	$ 135	$ 182	$ 74,915
Class R Shares	$ 67	$ 164	$ 26,231
Class S Shares	$ 839	$ 256	$ 170,157
Janus Henderson Global Select Fund
Class A Shares	$ 61	$ 163	$ 11,964
Class C Shares	$ 41	$ 161	$ 30,347
Class R Shares	$ 4	$ 148	$ 1,527
Class S Shares	$ 4	$ 158	$ 837
Janus Henderson Global Technology Fund
Class A Shares	$ 138	$ 231	$ 27,742
Class C Shares	$ 66	$ 223	$ 28,882
Class S Shares	$ 54	$ 221	$ 10,494
Janus International Equity Fund
Class A Shares	$ 349	$ 195	$ 66,877
Class C Shares	$ 142	$ 174	$ 97,939
Class R Shares	$ 49	$ 164	$ 18,293
Class S Shares	$ 134	$ 173	$ 25,718
Janus Henderson Overseas Fund
Class A Shares	$ 378	$ 271	$ 72,859
Class C Shares	$ 297	$ 263	$ 230,669
Class R Shares	$ 506	$ 285	$ 196,847
Class S Shares	$ 2,301	$ 466	$ 445,900
Growth & Core
Janus Henderson Balanced Fund
Class A Shares	$13,105	$1,678	$2,595,686
Class C Shares	$17,659	$2,145	$9,373,658
Class R Shares	$ 3,648	$ 723	$1,437,108
Class S Shares	$ 9,006	$1,265	$1,763,993

Fund Name	Advertising and Literature	Prospectus Preparation, Printing and Mailing	Payment to Brokers
Janus Henderson Contrarian Fund
Class A Shares	$ 966	$ 248	$ 184,347
Class C Shares	$ 758	$ 228	$ 413,865
Class R Shares	$ 15	$ 153	$ 5,445
Class S Shares	$ 54	$ 156	$ 10,369
Janus Henderson Enterprise Fund
Class A Shares	$ 4,769	$ 696	$ 965,538
Class C Shares	$ 1,446	$ 352	$ 557,006
Class R Shares	$ 1,448	$ 349	$ 573,707
Class S Shares	$ 4,894	$ 705	$ 978,832
Janus Henderson Forty Fund
Class A Shares	$ 2,968	$ 518	$ 586,483
Class C Shares	$ 3,335	$ 556	$2,014,176
Class R Shares	$ 1,508	$ 371	$ 592,657
Class S Shares	$ 7,217	$ 952	$1,410,737
Janus Fund
Class A Shares	$ 221	$ 245	$ 44,123
Class C Shares	$ 86	$ 231	$ 43,906
Class R Shares	$ 61	$ 238	$ 24,245
Class S Shares	$ 301	$ 253	$ 58,298
Janus Henderson Growth and Income Fund
Class A Shares	$ 321	$ 186	$ 64,360
Class C Shares	$ 226	$ 175	$ 157,175
Class R Shares	$ 31	$ 155	$ 12,212
Class S Shares	$ 306	$ 184	$ 60,176
Janus Henderson Research Fund
Class A Shares	$ 405	$ 190	$ 79,826
Class C Shares	$ 238	$ 174	$ 96,992
Class R Shares(1)	N/A	N/A	N/A
Class S Shares	$ 37	$ 153	$ 7,515
Janus Henderson Triton Fund
Class A Shares	$ 7,406	$ 934	$1,460,502
Class C Shares	$ 2,929	$ 477	$1,978,463
Class R Shares	$ 2,727	$ 457	$1,086,366
Class S Shares	$ 4,548	$ 644	$ 899,566
Janus Henderson Venture Fund
Class A Shares	$ 498	$ 200	$ 97,680
Class C Shares	$ 217	$ 171	$ 120,773
Class S Shares	$ 360	$ 186	$ 73,155
Value
Janus Henderson Global Value Fund
Class A Shares	$ 253	$ 244	$ 49,544
Class C Shares	$ 142	$ 233	$ 93,495
Class S Shares	$ 2	$ 219	$ 324
Janus Henderson International Value Fund
Class A Shares	$ 2	$ 260	$ 134
Class C Shares	$ 1	$ 260	$ 604
Class S Shares	$ 1	$ 260	$ 50

(1)	Class R Shares commenced operations effective January 27, 2017.

Redemptions
Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and, in certain circumstances, Class I Shares may be redeemed directly with the Funds. Certain designated organizations are authorized to receive redemption orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders.

Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Fund, by delivery of securities selected from its assets at its discretion. However, each Fund is governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Fund for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined.
The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Class A Shares
A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.
Class C Shares
A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.
For the fiscal years ended September 30, the total amounts received by Janus Henderson Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below.
	Contingent Deferred Sales Charges
Fund Name	2016	2015	2014
Global & International
Janus Henderson Asia Equity Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ —	$ —	$ 42

Contingent Deferred Sales Charges
Fund Name	2016	2015	2014
Janus Emerging Markets Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ —	$ —	$ —
Janus Henderson Global Life Sciences Fund
Class A Shares	$ 40,616	$ —	$ —
Class C Shares	$121,160	$ 37,423	$ 8,397
Janus Henderson Global Real Estate Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 1,785	$ 1,338	$ 931
Janus Henderson Global Research Fund
Class A Shares	$ 1,940	$ —	$ —
Class C Shares	$ 2,236	$ 174	$ 404
Janus Henderson Global Select Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 82	$ 21	$ 593
Janus Henderson Global Technology Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 2,748	$ 2,697	$ 138
Janus International Equity Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 1,762	$ 2,907	$ 427
Janus Henderson Overseas Fund
Class A Shares	$ —	$ —	$ 358
Class C Shares	$ 545	$ 2,585	$ 5,453
Growth & Core
Janus Henderson Balanced Fund
Class A Shares	$ 3,373	$ 46	$ 4,185
Class C Shares	$247,940	$147,799	$85,235
Janus Henderson Contrarian Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 28,701	$ 22,196	$ 1,982
Janus Henderson Enterprise Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 18,943	$ 3,202	$ 2,149
Janus Henderson Forty Fund
Class A Shares	$ 1,453	$ —	$ 1,890
Class C Shares	$ 21,650	$ 12,183	$14,289
Janus Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 1,574	$ 164	$ 39
Janus Henderson Growth and Income Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 407	$ 1,410	$ 424
Janus Henderson Research Fund
Class A Shares	$ —	$ —	$ 6,481
Class C Shares	$ 3,573	$ 5,971	$ 220
Janus Henderson Triton Fund
Class A Shares	$ 8	$ 185	$ 6,583
Class C Shares	$ 22,467	$ 18,212	$47,062
Janus Henderson Venture Fund
Class A Shares	$ —	$ —	$ 7,043
Class C Shares	$ 5,049	$ 3,537	$ 2,705

Contingent Deferred Sales Charges
Fund Name	2016	2015	2014
Value
Janus Henderson Global Value Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 2,307	$ 4,522	$ 1,234
Janus Henderson International Value Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 26	$ —	$ —

Processing or Service Fees
Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.
It is a policy of the Funds to make distributions of substantially all of their respective net investment income and any realized net capital gains at least annually. Any net capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. With the exception of Janus Henderson Global Real Estate Fund, Janus Henderson Balanced Fund, and Janus Henderson Growth and Income Fund, each Fund declares and makes annual distributions of net investment income (if any). Janus Henderson Global Real Estate Fund, Janus Henderson Balanced Fund, and Janus Henderson Growth and Income Fund declare and make quarterly distributions of net investment income.
Fund Taxation
The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special federal income tax treatment.
A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.
Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. In certain circumstances, a Fund may be required to accrue income on an investment prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. In certain cases, a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.
A Fund’s investments in lower-rated or unrated debt securities may present issues for that Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If a Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.
Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
A Fund’s investments in REIT equity securities, if any, may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to an IRS notice, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) may be subject to federal income tax in all events. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which a Fund may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders: (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income; and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. This may impact a Fund’s performance.
Please note that shareholders of Janus Henderson Global Real Estate Fund may receive account tax information from the Fund at the end of February of the following year.
Certain Funds’ investments in REITs may require a Fund to pass through certain “excess inclusion income” as “unrelated business taxable income” (“UBTI”). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in a Fund regarding recent IRS pronouncements about the treatment of such income for certain tax-exempt investors.
The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
A Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the IRS could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Funds.
Shareholder Taxation
All income dividends and capital gains distributions, if any, on a Fund’s Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date, unless the shareholder has elected to receive distributions in cash. Shareholders will be subject to federal income taxes on distributions made by a Fund whether received in cash or additional shares of the Fund. Distributions from a Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. Dividends paid by a Fund may also qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from most REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Funds’ corporate shareholders. Distributions from a Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.
Distributions declared by a Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.
Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.
When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 28% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of Janus Capital as that term is defined by the 1940 Act.
Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, as supplemented, collectively, the two registered investment companies consist of 65 series or funds.
The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.
TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	65	Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	65	Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	65	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	65	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	65	Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	65	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	65	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	65	Independent Trustee, Henderson Global Funds (13 portfolios) (since 2015); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	65	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Andrew Acker 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Life Sciences Fund	5/07-Present	Vice President and Analyst of Janus Capital, and Portfolio Manager for other Janus Henderson accounts.
Jean Barnard 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Fund	1/16-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital.
Patrick Brophy 151 Detroit Street Denver, CO 80206 DOB: 1965	Executive Vice President and Portfolio Manager Janus Global Real Estate Fund	11/07-Present	Portfolio Manager for other Janus accounts.
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Growth and Income Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	7/14-Present 12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Triton Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Venture Fund	5/13-Present 5/13-Present	Executive Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of Janus Capital (2006-2013).
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Fund	11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Technology Fund	1/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital. Formerly, Investment Analyst and Co-Portfolio Manager at RS Investments (2014-2015).
Brinton Johns 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Janus Global Technology Fund	1/14-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital.
Daniel Kozlowski 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Henderson Contrarian Fund	7/11-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Portfolio Manager at Plaisance Capital LLC (2008-2011).
Ethan Lovell 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Life Sciences Fund	1/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Portfolio Manager Janus Henderson Global Select Fund Executive Vice President and Portfolio Manager Janus Henderson Overseas Fund	8/12-Present 1/16-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.
Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund
Executive Vice President and Co-Portfolio Manager
Janus Henderson Growth and Income Fund
Executive Vice President and Portfolio Manager
	Janus Twenty Fund	5/05-Present 11/07-Present 5/13-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.
A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Fund	6/13-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Partner and Portfolio Manager for Chautauqua Capital Management (2012-2013) and Portfolio Manager for Marsico Capital Management, LLC (2007-2012).
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Fund	1/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Guy Scott 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital.
J. Bradley Slingerlend 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Technology Fund	5/11-Present	Portfolio Manager for other Janus Henderson accounts.
Scott Stutzman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Triton Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Venture Fund	7/16-Present 7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	12/15-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.
Carmel Wellso 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund Executive Vice President Janus Henderson Global Research Fund Executive Vice President Janus Henderson Research Fund	6/10-Present 12/14-Present 12/14-Present	Vice President and Director of Research of Janus Capital, and Portfolio Manager for other Janus Henderson accounts. Formerly, Research Analyst for Janus Capital (2008-2014).
Cody Wheaton 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Fund	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Fund	5/11-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Assistant Director of Equity Research (2009-2014).
Hiroshi Yoh #36-02 AXA Tower 8 Shenton Way Singapore 068811 DOB: 1963	Executive Vice President and Portfolio Manager Janus Henderson Asia Equity Fund Executive Vice President and Portfolio Manager Janus Emerging Markets Fund	7/11-Present 8/12-Present	Director of Janus Capital Singapore Pte. Limited and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present	Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.
*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted

below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.
Alan A. Brown:  Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013.
William D. Cvengros:  Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.
Raudline Etienne:  Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Advisor to a global strategy firm, and a Fund Independent Trustee since 2016.
William F. McCalpin:  Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.
Gary A. Poliner:  Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Fund Independent Trustee since 2016.
James T. Rothe:  Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.
William D. Stewart:  Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.
Linda S. Wolf:  Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.
General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus Henderson funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus Henderson funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus Henderson funds’ service providers, including the investment management agreements with Janus Capital and any applicable subadviser. The Trustees are also responsible for determining or changing each Janus Henderson fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Janus Henderson funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Janus Henderson funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Janus Henderson funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus Henderson funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus Henderson funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus Henderson fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Henderson funds in the complex.
Committees of the Board
The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Nominating and Governance Committee, and Pricing Committee. The table below shows the committee members as of the date of this SAI. The composition of certain committees was different throughout the fiscal year. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:
	Summary of Functions	Members * (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended September 30, 2016
Audit Committee	Reviews the Trust’s financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, including the review of the adequacy of relevant personnel and the review of reports related to such system of internal controls, Form N-CSR and Form N-Q filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor, which performs the audits of the Trust’s financial statements, regular meetings and communication with relevant personnel at Janus Capital and the independent auditor, and preapproval of all audit and nonaudit services. The Committee also reviews any significant changes or improvements in accounting and audit processes that have been implemented. The Committee receives reports from Janus Capital’s enterprise risk management and internal audit departments.	William D. Cvengros (Chair) Gary A. Poliner William D. Stewart	9
Brokerage Committee	Reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of portfolio transactions, oversees the implementation of the policies of Janus Capital and any subadviser on behalf of the Trust, and reviews reports provided with respect to compliance with such policies.	Alan A. Brown (Chair) James T. Rothe William D. Stewart	4
Investment Oversight Committee	Oversees the investment activities of the Trust’s funds. The Committee meets regularly with investment personnel at Janus Capital and any subadviser to the Fund(s) to review the investment performance, investment risk characteristics, and strategies of the Fund(s) in light of its stated investment objectives and policies. The Committee reviews various matters related to the operations of the Janus Henderson money market funds, including the review of reports related to such operations, compliance with the Trust’s Money Market Fund Procedures, and Rule 2a-7 under the 1940 Act.	William F. McCalpin (Chair) Alan A. Brown William D. Cvengros(1) Raudline Etienne Gary A. Poliner James T. Rothe William D. Stewart Linda S. Wolf	5

	Summary of Functions	Members * (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended September 30, 2016
Legal and Regulatory Committee	Oversees compliance with various procedures adopted by the Trust and compliance with any conditions included in any exemptive order of the SEC or other orders and settlement agreements applicable to the Trust, reviews reports and other materials related to such compliance, reviews certain regulatory filings made with the SEC, and oversees, among other matters, the implementation and administration of the Trust’s Proxy Voting Guidelines. The Committee also monitors the performance of legal counsel employed by the Trust, oversees administration of the Trust’s insurance program, and oversees the administration of the Trust’s securities lending program.	Linda S. Wolf (Chair) Alan A. Brown William F. McCalpin Gary A. Poliner	8
Nominating and Governance Committee	Identifies and recommends individuals for Trustee membership, recommends an independent Trustee to serve as Board Chair, consults with Fund officers and the Board Chair in planning Trustee meetings, reviews the responsibilities of each Board committee, which includes the need for new committees and the continuation of existing committees, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines adopted by the Trustees, which includes review of, and proposed changes to, Trustee compensation. The Committee also leads the Trustees’ annual self-assessment process.	James T. Rothe (Chair) William F. McCalpin Linda S. Wolf	6
Pricing Committee	Reviews and approves, or disapproves or ratifies, fair valuation determinations and valuation methodologies, determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees. The Committee also provides oversight of all types of derivative instruments used by the Trust and the currency hedging activities of the Trust, reviews the reasonableness of valuation procedures, management’s adherence to such procedures, the adequacy of supporting documentation, the frequency and magnitude of pricing errors, and other matters related to pricing the Funds’ securities.	William D. Stewart (Chair) Raudline Etienne James T. Rothe Linda S. Wolf	4

*	Raudline Etienne and Gary A. Poliner were elected as new Fund Trustees at a joint Special Meeting of Shareholders on June 14, 2016.
(1)	Mr. Cvengros serves as the Lead Trustee for money market matters.
Board Oversight of Risk Management
Janus Capital, as part of its responsibilities for the day-to-day operations of the Janus Henderson funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus Henderson funds’ operations, oversees Janus Capital’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus Henderson funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk, including, for example, those responsible for oversight of cyber risks; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Janus Henderson funds’ other service providers and from independent consultants hired by the Board.
Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with Janus Henderson fund transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus Henderson fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus Henderson funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Capital’s Chief Compliance Officer, discusses relevant risk issues that may impact the Janus Henderson funds and/or Janus Capital’s services to the funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus Henderson funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Janus Henderson funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of Janus Capital to provide services to the funds.
The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus Henderson funds’ risk management process.
Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate and at a minimum, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.
As of December 31, 2016, the Trustees owned securities of the Funds described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Henderson Funds”).
Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees
William F. McCalpin	Janus Henderson Asia Equity Fund	$10,001-$50,000	Over $100,000(1)
	Janus Henderson Global Life Sciences Fund	$10,001-$50,000
	Janus Henderson Global Real Estate Fund	$10,001-$50,000
	Janus Henderson Global Research Fund	$50,001-$100,000
	Janus Henderson Global Technology Fund	$10,001-$50,000
	Janus International Equity Fund	$10,001-$50,000
	Janus Henderson Overseas Fund	$10,001-$50,000
	Janus Henderson Balanced Fund	$50,001-$100,000
	Janus Henderson Enterprise Fund	$10,001-$50,000
Alan A. Brown	Janus Henderson Overseas Fund	$10,001-$50,000	Over $100,000
	Janus Henderson Research Fund	$10,001-$50,000
	Janus Henderson Triton Fund	$50,001-$100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees (cont’d.)
William D. Cvengros	Janus Henderson Global Life Sciences Fund	Over $100,000	Over $100,000
	Janus Henderson Enterprise Fund	Over $100,000
	Janus Henderson Research Fund	$1-$10,000
	Janus Henderson Triton Fund	$1-$10,000
Raudline Etienne*	Janus Henderson Global Real Estate Fund	$10,001-$50,000	$10,001-$50,000
	Janus Henderson Research Fund	$1-$10,000
Gary A. Poliner*	Janus Henderson Global Research Fund	$10,001-$50,000	Over $100,000(1)
	Janus Henderson Enterprise Fund	$10,001-$50,000
	Janus Henderson Growth and Income Fund	$10,001-$50,000
	Janus Henderson Triton Fund	$10,001-$50,000
James T. Rothe	Janus Henderson Global Life Sciences Fund	$50,001-$100,000	Over $100,000(1)
	Janus Henderson Global Research Fund	Over $100,000
	Janus Henderson Balanced Fund	Over $100,000
	Janus Henderson Enterprise Fund	Over $100,000
	Janus Henderson Research Fund	$50,001-$100,000
	Janus Henderson Triton Fund	$10,001-$50,000
William D. Stewart	Janus Henderson Asia Equity Fund	$50,001-$100,000	Over $100,000
	Janus Henderson Global Life Sciences Fund	$10,001-$50,000
	Janus Henderson Global Research Fund	$1-$10,000
	Janus Henderson Global Technology Fund	Over $100,000
	Janus Henderson Enterprise Fund	$50,001-$100,000
	Janus Henderson Growth and Income Fund	$50,001-$100,000
	Janus Henderson Triton Fund	Over $100,000
Linda S. Wolf	Janus Henderson Global Life Sciences Fund	Over $100,000	Over $100,000(1)
	Janus Henderson Global Research Fund	Over $100,000
	Janus Henderson Contrarian Fund	Over $100,000
	Janus Henderson Triton Fund	Over $100,000

*	Raudline Etienne and Gary A. Poliner were elected as new Fund Trustees at a joint Special Meeting of Shareholders on June 14, 2016.
(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.
The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus Henderson funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds’ Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.
To the best knowledge of the Trust, the following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Henderson Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Henderson Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”).

Name of Person, Position	Aggregate Compensation from the Funds for fiscal year ended September 30, 2016	Total Compensation from the Janus Henderson Funds for calendar year ended December 31, 2016(1)(2)
Independent Trustees
William F. McCalpin, Chairman and Trustee(3)(4)	$266,614	$321,050
Alan A. Brown, Trustee(4)	$198,965	$238,250
William D. Cvengros, Trustee(4)	$210,137	$258,500
Raudline Etienne, Trustee*	$196,790	$239,125
Gary A. Poliner, Trustee**	$159,518	$255,125
James T. Rothe, Trustee(4)	$197,034	$233,250
William D. Stewart, Trustee(4)	$199,780	$237,250
Linda S. Wolf, Trustee(4)	$198,965	$249,250

*	Raudline Etienne served as an independent consultant to the Trustees during the period June 2, 2014 to June 13, 2016. Ms. Etienne was elected as a Fund Trustee on June 14, 2016. Total Compensation from the Janus Henderson Funds for Ms. Etienne includes amounts paid for service as an independent consultant for the period January 1, 2016 to June 13, 2016, as well as service as a Trustee for the period June 14, 2016 to December 31, 2016. The Aggregate Compensation reflected above includes amounts paid to Ms. Etienne for service as an independent consultant and as a Trustee for the fiscal year ended September 30, 2016.
**	Gary A. Poliner served as an independent consultant to the Trustees during the period January 1, 2016 to June 13, 2016. Mr. Poliner was elected as a Fund Trustee on June 14, 2016. Total Compensation from the Janus Henderson Funds for Mr. Poliner includes amounts paid for service as an independent consultant for the period January 1, 2016 to June 13, 2016, as well as service as a Trustee for the period June 14, 2016 to December 31, 2016. The Aggregate Compensation reflected above includes amounts paid to Mr. Poliner for service as an independent consultant and as a Trustee for the period January 1, 2016 to September 30, 2016.
(1)	For all Trustees, includes compensation for service on the boards of two Janus Capital trusts comprised of 58 portfolios.
(2)	Total Compensation received from the Janus Henderson Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $29,225 and Gary A. Poliner $97,250.
(3)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as chair of, or as Lead Trustee for, one or more committees of the Board of Trustees during certain periods.

Janus Investment Personnel
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of September 30, 2016. For any co-managed Fund or account, the assets reflect total Fund assets. If applicable, accounts included under Other Registered Investment Companies may include subadvised accounts and non-U.S. registered investment companies. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew Acker	Number of Other Accounts Managed	3	None	4
	Assets in Other Accounts Managed	$ 2,260,173,415	None	$ 954,877,512
Jean Barnard	Number of Other Accounts Managed	2 (1)	None	2
	Assets in Other Accounts Managed	$ 508,752,057	None	$ 1,348,702
Patrick Brophy	Number of Other Accounts Managed	1	None	2
	Assets in Other Accounts Managed	$ 124,737,080	None	$ 2,947,918
Jeremiah Buckley	Number of Other Accounts Managed	6	None	12 (2)
	Assets in Other Accounts Managed	$ 5,091,954,804	None	$ 184,468,416
Jonathan D. Coleman	Number of Other Accounts Managed	4	None	6 (3)
	Assets in Other Accounts Managed	$ 771,954,089	None	$ 647,831,304
Brian Demain	Number of Other Accounts Managed	4	None	6
	Assets in Other Accounts Managed	$ 1,602,653,629	None	$1,185,389,471
Denny Fish	Number of Other Accounts Managed	3	None	1 (4)
	Assets in Other Accounts Managed	$ 358,343,903	None	$1,256,616,602

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brinton Johns	Number of Other Accounts Managed	3	None	1 (4)
	Assets in Other Accounts Managed	$ 358,343,903	None	$1,256,616,602
Daniel Kozlowski	Number of Other Accounts Managed	3 (5)	1 (6)	2
	Assets in Other Accounts Managed	$ 78,159,701	$ 23,195,229	$ 5,345,222
Ethan Lovell	Number of Other Accounts Managed	3	None	4
	Assets in Other Accounts Managed	$ 2,260,173,415	None	$ 954,877,512
George P. Maris	Number of Other Accounts Managed	2 (7)	None	None
	Assets in Other Accounts Managed	$ 782,092,485	None	None
Julian McManus	Number of Other Accounts Managed	1	None	2
	Assets in Other Accounts Managed	$ 236,954,150	None	$ 822,715
Marc Pinto	Number of Other Accounts Managed	9	None	16 (2)
	Assets in Other Accounts Managed	$ 5,741,420,265	None	$1,143,236,987
A. Douglas Rao	Number of Other Accounts Managed	5 (8)	1	4
	Assets in Other Accounts Managed	$ 1,251,688,497	$ 33,523,385	$ 903,355,736
Mayur Saigal	Number of Other Accounts Managed	16 (9)	1	27
	Assets in Other Accounts Managed	$24,602,765,153	$380,345,259	$3,239,702,379
Nick Schommer	Number of Other Accounts Managed	5 (8)	1	4
	Assets in Other Accounts Managed	$ 1,251,688,497	$ 33,523,385	$ 903,355,736
Guy Scott	Number of Other Accounts Managed	1	None	2
	Assets in Other Accounts Managed	$ 236,954,150	None	$ 822,715
J. Bradley Slingerlend	Number of Other Accounts Managed	3	None	1 (4)
	Assets in Other Accounts Managed	$ 358,343,903	None	$1,256,616,602
Scott Stutzman	Number of Other Accounts Managed	4	None	6 (3)
	Assets in Other Accounts Managed	$ 771,954,089	None	$ 647,831,304
Darrell Watters	Number of Other Accounts Managed	19 (9)	1	28
	Assets in Other Accounts Managed	$27,308,738,105	$380,345,259	$3,422,095,054
Carmel Wellso	Number of Other Accounts Managed	14 (10)	1	21
	Assets in Other Accounts Managed	$ 2,560,224,271	$ 76,852,886	$2,031,529,644
Cody Wheaton	Number of Other Accounts Managed	4	None	6
	Assets in Other Accounts Managed	$ 1,602,653,629	None	$1,185,389,471
Burton H. Wilson	Number of Other Accounts Managed	2 (1)	None	2
	Assets in Other Accounts Managed	$ 508,752,057	None	$ 1,348,702
Hiroshi Yoh	Number of Other Accounts Managed	2	None	1
	Assets in Other Accounts Managed	$ 253,706,310	None	$ 10,130,945

(1)	One of the accounts included in the total, consisting of $506,875,267 of the total assets of the category, has a performance-based advisory fee.
(2)	One of the accounts included in the total, consisting of $161,288,690 of the total assets of the category, has a performance-based advisory fee.
(3)	One of the accounts included in the total, consisting of $375,556,781 of the total assets of the category, has a performance-based advisory fee.
(4)	One of the accounts included in the total, consisting of $1,256,616,602 of the total assets of the category, has a performance-based advisory fee.
(5)	One of the accounts included in the total, consisting of $20,956,755 of the total assets of the category, has a performance-based advisory fee.
(6)	One of the accounts included in the total, consisting of $23,195,229 of the total assets of the category, has a performance-based advisory fee.
(7)	One of the accounts included in the total, consisting of $739,922,365 of the total assets of the category, has a performance-based advisory fee.
(8)	One of the accounts included in the total, consisting of $746,292,820 of the total assets of the category, has a performance-based advisory fee.
(9)	One of the accounts included in the total, consisting of $2,468,555,226 of the total assets of the category, has a performance-based advisory fee.
(10)	One of the accounts included in the total, consisting of $677,325,856 of the total assets of the category, has a performance-based advisory fee.
Material Conflicts
As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other Janus Henderson funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Fund or may have a performance-based management fee. As such, fees earned by Janus Capital may vary among these accounts. Janus Capital or an affiliate may also provide seed capital to one or more of these accounts. In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Under certain circumstances, a portfolio manager (or portfolio manager’s family members) may own the same securities as those held in a Fund’s portfolio. Certain portfolio managers may also have roles as research analysts for one or more Janus Henderson funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital and the Subadvisers.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by a portfolio manager (or portfolio manager’s family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Ethics Rules.
Janus Capital is the adviser to the Funds and the Janus Capital “funds of funds,” which are funds that invest primarily in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Capital “funds of funds” and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Capital “fund of funds” among such Funds. For example, the Janus Capital “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing Janus Capital the opportunity to recoup expenses it previously waived or reimbursed for a Fund, or to reduce the amount of seed capital investment needed by Janus Capital for the Janus Henderson funds. In addition, the Janus Capital “funds of funds” portfolio managers, Enrique Chang, who also serves as President, Head of Investments of Janus Capital, and oversees equity and fundamental fixed-income trading, and Ashwin Alankar, who also serves as Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital, each have regular and continuous access to information regarding the holdings and trade details of the Funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the Funds.
Compensation Information
The following describes the structure and method of calculating a portfolio manager’s compensation as of September 30, 2016.
The portfolio managers, co-portfolio managers (if applicable), and the Director of Research (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation:  Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation:  Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and consist of a mixture of JHG restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus Henderson mutual fund investments selected by the portfolio manager.
A portfolio manager’s variable compensation is discretionary and is determined by Janus Capital management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Capital’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.
Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.
Certain portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

Perkins Investment Personnel
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of September 30, 2016. For any co-managed Fund or account, the assets reflect total Fund assets. If applicable, accounts included under Other Registered Investment Companies may include subadvised accounts and non-U.S. registered investment companies. No accounts included in the totals listed below have a performance-based advisory fee.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Gregory R. Kolb	Number of Other Accounts Managed	2	None	19
	Assets in Other Accounts Managed	$213,047,453	None	$1,860,207,848
George Maglares	Number of Other Accounts Managed	2	None	19
	Assets in Other Accounts Managed	$213,047,453	None	$1,860,207,848

Material Conflicts
As shown in the table above, the Perkins portfolio managers may manage other funds and accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts. Janus Capital or an affiliate may provide seed capital to one or more of these accounts. In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on the portfolio managers’ compensation than others. Under certain circumstances, a portfolio manager (or portfolio manager’s family members) may own the same securities as those held in a Fund’s portfolio. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Information regarding Perkins’ trade allocation procedures is described under “Additional Information About Janus Capital and the Subadvisers.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by a portfolio manager (or portfolio manager’s family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Ethics Rules.
Compensation Information
The following describes the structure and method of calculating a portfolio manager’s compensation as of September 30, 2016.
The portfolio managers and co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation:  Fixed compensation is paid in cash and is comprised primarily of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).
Variable Compensation:  Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and are generally granted in the form of a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus Henderson mutual fund investments selected by the portfolio manager. The portfolio managers, as part owners of Perkins, also receive compensation by virtue of their ownership interest in Perkins. The overall Perkins’ variable compensation pool is determined by JHG management.
From the overall Perkins’ variable compensation pool described above, variable compensation is paid to a portfolio manager at the discretion of Perkins’ management based primarily on the Managed Funds’ performance, with additional discretionary compensation opportunities based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; (iv) client relationships; and (v) if applicable, CIO duties. The size of the variable compensation pool fluctuates depending on both the revenue derived from firm-wide managed assets and the investment performance of such firm-wide managed assets.
Certain portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.
Ownership of Securities
As of September 30, 2016, the portfolio managers and/or investment personnel of the Funds described in this SAI beneficially owned securities of the Fund(s) they manage in the dollar range shown in the following table. The last column of the table also reflects each individual’s aggregate beneficial ownership of all mutual funds advised by Janus Capital within the Janus Henderson family of funds (collectively, the “Janus Henderson Funds”).
Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed		Aggregate Dollar Range of Equity Securities in Janus Henderson Funds
Janus Capital
Andrew Acker	Janus Henderson Global Life Sciences Fund	Over $1,000,000	Over $1,000,000
Jean Barnard	Janus Fund	$500,001-$1,000,000	Over $1,000,000
Patrick Brophy	Janus Henderson Global Real Estate Fund	$100,001-$500,000	Over $1,000,000
Jeremiah Buckley	Janus Henderson Balanced Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Growth and Income Fund	Over $1,000,000
Jonathan D. Coleman	Janus Henderson Triton Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Venture Fund	Over $1,000,000
Brian Demain	Janus Henderson Enterprise Fund	Over $1,000,000	Over $1,000,000
Denny Fish	Janus Henderson Global Technology Fund	$100,001-$500,000	$100,001-$500,000
Brinton Johns	Janus Henderson Global Technology Fund	Over $1,000,000	Over $1,000,000
Daniel Kozlowski	Janus Henderson Contrarian Fund	Over $1,000,000	Over $1,000,000
Ethan Lovell	Janus Henderson Global Life Sciences Fund	$100,001-$500,000	Over $1,000,000
George P. Maris	Janus Henderson Global Select Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Overseas Fund	None
Julian McManus	Janus International Equity Fund	$100,001-$500,000	Over $1,000,000
Marc Pinto	Janus Henderson Balanced Fund	$100,001-$500,000	Over $1,000,000
	Janus Henderson Growth and Income Fund	Over $1,000,000
	Janus Twenty Fund	$500,001-$1,000,000
A. Douglas Rao	Janus Henderson Forty Fund	Over $1,000,000	Over $1,000,000
Mayur Saigal	Janus Henderson Balanced Fund	None	$500,001-$1,000,000
Nick Schommer	Janus Henderson Forty Fund	$500,001-$1,000,000	$500,001-$1,000,000
Guy Scott	Janus International Equity Fund	Over $1,000,000	Over $1,000,000
J. Bradley Slingerlend	Janus Henderson Global Technology Fund	Over $1,000,000	Over $1,000,000
Scott Stutzman	Janus Henderson Triton Fund	$500,001-$1,000,000	Over $1,000,000
	Janus Henderson Venture Fund	$500,001-$1,000,000
Darrell Watters	Janus Henderson Balanced Fund	$10,001-$50,000	Over $1,000,000
Carmel Wellso	Janus Henderson Global Research Fund	$100,001-$500,000	Over $1,000,000
	Janus International Equity Fund	$500,001-$1,000,000
	Janus Henderson Research Fund	None
Cody Wheaton	Janus Henderson Enterprise Fund	$50,001-$100,000	Over $1,000,000
Burton H. Wilson	Janus Fund	Over $1,000,000	Over $1,000,000
Hiroshi Yoh	Janus Henderson Asia Equity Fund	None	$100,001-$500,000
	Janus Emerging Markets Fund	None

Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed		Aggregate Dollar Range of Equity Securities in Janus Henderson Funds
Perkins
Gregory R. Kolb	Janus Henderson Global Value Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson International Value Fund	Over $1,000,000
George Maglares	Janus Henderson Global Value Fund	$50,001-$100,000	$100,001-$500,000
	Janus Henderson International Value Fund	$50,001-$100,000

Principal shareholders

As of December 30, 2016, the officers and Trustees as a group owned approximately 1.9% of Class D Shares of Janus Henderson Asia Equity Fund, 1.0% of Class I Shares of Janus Henderson Global Select Fund, 1.1% of Class I Shares of Janus Henderson Global Technology Fund, 3.5% of Class D Shares of Janus International Equity Fund, 4.2% of Class T Shares of Janus International Equity Fund, 6.4% of Class A Shares of Janus Henderson Growth and Income Fund, 1.1% of Class I Shares of Janus Henderson Growth and Income Fund, 13.6% of Class N Shares of Janus Henderson Global Value Fund, 1.4% of Class T Shares of Janus Henderson Global Value Fund, 15.9% of Class D Shares of Janus Henderson International Value Fund, 21.0% of Class N Shares of Janus Henderson International Value Fund, 57.0% of Class T Shares of Janus Henderson International Value Fund, and less than 1% of the outstanding Shares of any other class of each of the other Funds. In addition, an investment by Janus Capital’s funds of funds may comprise a significant percentage of a share class or a Fund. As of December 30, 2016, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Funds is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. In addition, a large redemption by a controlling shareholder could significantly reduce the asset size of a Fund, which may adversely affect the Fund’s investment flexibility, portfolio diversification, and expense ratio.
To the best knowledge of the Trust, as of December 30, 2016, no other person or entity owned beneficially 5% or more (or beneficially owned more than 25%) of the outstanding Shares of any class of the Funds, except as shown. To the extent that Janus Capital, an affiliate, or an individual, such as a Fund’s portfolio manager(s), owns a significant portion of the Shares of any class of a Fund or a Fund as a whole, the redemption of those Shares may have an adverse effect on the Fund, a share class, and/or its shareholders. Janus Capital may consider the effect of redemptions on such Fund and the Fund’s other shareholders in deciding whether to redeem its Shares. In certain circumstances, Janus Capital’s or JHG’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, entities other than Janus Capital shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.
Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Asia Equity Fund Class A Shares	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	35.61%
	Janus Capital Group Inc. Denver, CO	32.65%*
	Pershing LLC Jersey City, NJ	10.35%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.66%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	6.85%
	Edward D Jones & Co Custodian FBO GDR RTH Channelview, TX	5.22%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Emerging Markets Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	70.55%
	Pershing LLC Jersey City, NJ	14.87%
	Morgan Stanley & Co Jersey City, NJ	6.34%
Janus Henderson Global Life Sciences Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	31.78%
	Pershing LLC Jersey City, NJ	12.32%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	7.65%
	Morgan Stanley & Co Jersey City, NJ	7.15%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.90%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.85%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.31%
Janus Henderson Global Real Estate Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	52.93%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	12.72%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	7.80%
Janus Henderson Global Research Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	27.35%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	23.47%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	16.88%
	Pershing LLC Jersey City, NJ	8.70%

	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	6.18%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Select Fund Class A Shares	Pershing LLC Jersey City, NJ	33.37%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	19.85%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	14.82%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.53%
	Reliance Trust Company FBO MassMutual DMF Atlanta, GA	5.69%
	Morgan Stanley & Co Jersey City, NJ	5.65%
Janus Henderson Global Technology Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	26.44%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	18.37%
	VRSCO FBO AIGFSB Custodian Trustee FBO MCG Health 403B Houston, TX	9.78%
	Pershing LLC Jersey City, NJ	9.60%
	VRSCO FBO AIGFSB Custodian Trustee FBO MCG Health 401A Ret Plan Savings Houston, TX	7.22%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	7.21%
	Morgan Stanley & Co Jersey City, NJ	5.85%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.04%
Janus International Equity Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	62.30%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.55%
	Pershing LLC Jersey City, NJ	5.38%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Overseas Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	26.24%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	18.12%
	Pershing LLC Jersey City, NJ	7.35%
	Morgan Stanley & Co Jersey City, NJ	5.94%
	Reliance Trust Company FBO MassMutual DMF Atlanta, GA	5.61%
	MG Trust Company Cust. FBO Kades-Margolis 403B MBD Denver, CO	5.44%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.27%
Janus Henderson Balanced Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	32.24%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	16.74%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	12.50%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.16%
	Pershing LLC Jersey City, NJ	6.19%
Janus Henderson Contrarian Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	46.15%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	10.70%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	8.40%
	Morgan Stanley & Co Jersey City, NJ	7.07%
	Pershing LLC Jersey City, NJ	6.15%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	5.33%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Enterprise Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	21.42%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	18.80%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	13.95%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.75%
	Pershing LLC Jersey City, NJ	6.06%
	Transamerica Advisors Life Ins Co ML Life Variable Annuity Sep Acct D Cedar Rapids, IA	5.64%
Janus Henderson Forty Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	24.76%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	23.81%
	Morgan Stanley & Co Jersey City, NJ	10.55%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.90%
	Pershing LLC Jersey City, NJ	6.35%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.33%
Janus Fund Class A Shares	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	22.00%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	17.62%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	13.83%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	12.02%
	Pershing LLC Jersey City, NJ	6.83%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.15%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Growth and Income Fund Class A Shares	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	21.62%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	19.82%
	Morgan Stanley & Co Jersey City, NJ	17.61%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	17.17%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	5.55%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.20%
Janus Henderson Research Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	39.16%
	Pershing LLC Jersey City, NJ	15.28%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	12.36%
	Morgan Stanley & Co Jersey City, NJ	8.81%
Janus Henderson Triton Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	28.84%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	24.85%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	8.58%
Janus Henderson Venture Fund Class A Shares	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	23.72%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	20.52%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	17.17%
	Morgan Stanley & Co Jersey City, NJ	11.11%
	Pershing LLC Jersey City, NJ	7.44%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Value Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	55.35%
	Counsel Trust DBA MATC FBO Olympic Steel Inc. EE’s 401K Pittsburgh, PA	11.52%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	8.32%
Janus Henderson International Value Fund Class A Shares	Janus Capital Group Inc. Denver, CO	48.45%*
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	21.30%
	Pershing LLC Jersey City, NJ	16.83%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	10.05%
Janus Henderson Asia Equity Fund Class C Shares	Janus Capital Group Inc. Denver, CO	80.74%*
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	5.56%
Janus Emerging Markets Fund Class C Shares	Pershing LLC Jersey City, NJ	29.38%
	Morgan Stanley & Co Jersey City, NJ	16.86%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	14.24%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	13.06%
	LPL Financial Omnibus Customer Account San Diego, CA	11.10%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Life Sciences Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	17.23%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	15.28%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	13.73%
	Morgan Stanley & Co Jersey City, NJ	12.18%
	Pershing LLC Jersey City, NJ	11.20%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.56%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	5.54%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	5.22%
Janus Henderson Global Real Estate Fund Class C Shares	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	20.96%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	20.83%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	14.20%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	12.39%
	Morgan Stanley & Co Jersey City, NJ	10.18%
	Pershing LLC Jersey City, NJ	7.27%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Research Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	27.37%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	14.30%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	12.38%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	9.78%
	Pershing LLC Jersey City, NJ	8.31%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	7.24%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.29%
Janus Henderson Global Select Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	26.36%
	Morgan Stanley & Co Jersey City, NJ	17.26%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	11.35%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	10.56%
	Pershing LLC Jersey City, NJ	9.34%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.21%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Technology Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	15.36%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	11.95%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	11.03%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	10.87%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	10.83%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	7.68%
	Pershing LLC Jersey City, NJ	7.08%
Janus International Equity Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	28.42%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	24.07%
	Morgan Stanley & Co Jersey City, NJ	15.25%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.81%
Janus Henderson Overseas Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	25.09%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	20.03%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	10.71%
	Reliance Trust Company FBO MassMutual DMF Atlanta, GA	6.41%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	5.55%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Balanced Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	18.41%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	17.71%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	13.50%
	Morgan Stanley & Co Jersey City, NJ	12.72%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	7.77%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	5.70%
	Pershing LLC Jersey City, NJ	5.62%
Janus Henderson Contrarian Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	23.81%
	Morgan Stanley & Co Jersey City, NJ	14.96%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	12.28%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	9.82%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	9.26%
	Pershing LLC Jersey City, NJ	5.83%
	LPL Financial Omnibus Customer Account San Diego, CA	5.82%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.13%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Enterprise Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	19.27%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	12.61%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	12.18%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	11.59%
	Pershing LLC Jersey City, NJ	8.53%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	7.77%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.52%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	5.01%
Janus Henderson Forty Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	34.21%
	Morgan Stanley & Co Jersey City, NJ	22.62%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	8.97%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.99%
	Pershing LLC Jersey City, NJ	5.26%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	33.16%
	Morgan Stanley & Co Jersey City, NJ	13.82%
	LPL Financial Omnibus Customer Account San Diego, CA	11.86%
	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	11.09%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	7.83%
	Pershing LLC Jersey City, NJ	5.75%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	5.49%
Janus Henderson Growth and Income Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	39.38%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	13.65%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	10.47%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.93%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	5.92%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.13%
Janus Henderson Research Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	27.94%
	LPL Financial Omnibus Customer Account San Diego, CA	19.26%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	16.85%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	10.69%
	Pershing LLC Jersey City, NJ	8.13%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Triton Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	14.37%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	13.25%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	11.94%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	10.75%
	Morgan Stanley & Co Jersey City, NJ	8.57%
	Pershing LLC Jersey City, NJ	7.48%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.32%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	5.92%
	LPL Financial Omnibus Customer Account San Diego, CA	5.42%
Janus Henderson Venture Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	38.53%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	15.68%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	8.50%
	Pershing LLC Jersey City, NJ	8.01%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	5.63%
	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	5.09%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Value Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	31.70%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	16.49%
	Morgan Stanley & Co Jersey City, NJ	8.93%
	Pershing LLC Jersey City, NJ	8.04%
	LPL Financial Omnibus Customer Account San Diego, CA	7.93%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	7.22%
Janus Henderson International Value Fund Class C Shares	Janus Capital Group Inc. Denver, CO	76.72%*
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	15.01%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	6.77%
Janus International Equity Fund Class D Shares	RS Denver, CO	8.29%
Janus Henderson International Value Fund Class D Shares	Gregory R. Kolb Chicago, IL	15.91%
	DWM Lake Ariel, PA	7.70%
	EPA & CA JTWROS Wayne, NJ	5.69%
Janus Henderson Asia Equity Fund Class I Shares	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Growth Asia Equity Omnibus Account Kansas City, MO	49.96%
	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Moderate Asia Equity Omnibus Account Kansas City, MO	26.49%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	20.53%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Emerging Markets Fund Class I Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	54.27%
	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Growth Janus Emerging Markets Omnibus Acct Kansas City, MO	21.35%
	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Moderate Janus Emerging Markets Omnibus Acct Kansas City, MO	14.43%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	8.27%
Janus Henderson Global Life Sciences Fund Class I Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	22.26%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	12.70%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	9.98%
	Morgan Stanley & Co Jersey City, NJ	8.68%
	Standard Insurance Co Portland, OR	6.97%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	6.85%
	Pershing LLC Jersey City, NJ	6.51%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	5.60%
Janus Henderson Global Real Estate Fund Class I Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	50.90%
	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Growth Global Real Estate Omnibus Account Kansas City, MO	9.76%
	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Moderate Global Real Estate Omnibus Account Kansas City, MO	6.60%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	5.16%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Research Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	20.82%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	15.82%
	MAC & Co A/C XXXXXX Pittsburgh, PA	10.83%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.83%
	Saxon & Co FBO 20100023002681 Philadelphia, PA	6.08%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	6.04%
Janus Henderson Global Select Fund Class I Shares	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Growth Global Select Fund Omnibus Account Kansas City, MO	20.72%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	18.27%
	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Conservative Global Select Fund Omnibus Account Kansas City, MO	13.29%
	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Moderate Global Select Fund Omnibus Account Kansas City, MO	12.28%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	9.58%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	7.34%
	Morgan Stanley & Co Jersey City, NJ	5.34%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Technology Fund Class I Shares	Morgan Stanley & Co Jersey City, NJ	18.21%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	16.82%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	12.99%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	12.50%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	6.21%
Janus International Equity Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	25.56%
	Northern Trust As Trustee FBO Greif A/C #XX-XXXXX Chicago, IL	19.69%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	8.67%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	8.27%
	Raymond James House Account Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	8.03%
	KeyBank NA OPRSF Endowment Mutual Fund Cust Cleveland, OH	5.94%
Janus Henderson Overseas Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	30.15%
	Vanguard Fiduciary Trust Company Valley Forge, PA	14.40%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	10.29%
	Pershing LLC Jersey City, NJ	10.14%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	7.96%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Balanced Fund Class I Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	19.35%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	13.69%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	11.65%
	Morgan Stanley & Co Jersey City, NJ	10.11%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	8.64%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	6.25%
Janus Henderson Contrarian Fund Class I Shares	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	19.52%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	18.24%
	Morgan Stanley & Co Jersey City, NJ	14.06%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	12.68%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	9.00%
	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Growth Contrarian Fund Omnibus Account Kansas City, MO	5.70%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	5.40%
Janus Henderson Enterprise Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	29.89%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	18.83%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	8.75%
	Pershing LLC Jersey City, NJ	5.84%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Forty Fund Class I Shares	Morgan Stanley & Co Jersey City, NJ	40.57%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	17.47%
	Pershing LLC Jersey City, NJ	8.98%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	8.20%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.85%
Janus Fund Class I Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	33.07%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	20.25%
	Wells Fargo Bank FBO Various Retirement Plans 9888888836 Charlotte, NC	12.33%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	8.00%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	7.23%
	Morgan Stanley & Co Jersey City, NJ	6.66%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Growth and Income Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	18.26%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	15.36%
	TIAA-CREF Trust Co Custodian Trustee FBO Retirement Plans, TIAA Recordkeeper St. Louis, MO	14.39%
	Morgan Stanley & Co Jersey City, NJ	13.95%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	11.31%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	9.19%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	6.00%
Janus Henderson Research Fund Class I Shares	Morgan Stanley & Co Jersey City, NJ	24.61%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	16.63%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	12.59%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	12.31%
	Wells Fargo Bank FBO Various Retirement Plans 9888888836 NC-1151 Charlotte, NC	7.70%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.53%
Janus Henderson Triton Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	26.98%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	8.24%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	7.96%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.24%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Venture Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	29.83%
	Morgan Stanley & Co Jersey City, NJ	29.48%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	8.40%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	5.38%
Janus Henderson Global Value Fund Class I Shares	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	32.23%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	17.64%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	16.99%
	Pershing LLC Jersey City, NJ	10.34%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	8.77%
Janus Henderson International Value Fund Class I Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	88.66%
	Strafe & Co FBO PQT HXXXXXXXX Newark, DE	9.93%
Janus International Equity Fund Class N Shares	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Growth International Equity Omnibus Acct Kansas City, MO	40.35%
	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Moderate International Equity Omnibus Acct Kansas City, MO	33.71%
	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Conservative International Equity Omnibus Acct Kansas City, MO	22.33%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Overseas Fund Class N Shares	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Growth Overseas Fund Omnibus Account Kansas City, MO	32.85%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	26.33%
	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Moderate Overseas Fund Omnibus Account Kansas City, MO	25.51%
	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Conservative Overseas Fund Omnibus Account Kansas City, MO	13.04%
Janus Henderson Balanced Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	83.74%
Janus Henderson Enterprise Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	57.60%
Janus Henderson Forty Fund Class N Shares	Charles Schwab & Co Inc. Special Custody A/C FBO Customers San Francisco, CA	27.37%
	Saxon & Co FBO 20-01-302-9912426 VI Omnibus Account VICA Philadelphia, PA	20.79%
	Sentry Life Insurance Co Group Stevens Point, WI	13.71%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.01%
	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Growth Janus Forty Omnibus Account Kansas City, MO	5.35%
Janus Fund Class N Shares	Sentry Life Insurance Co Group Stevens Point, WI	50.79%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	16.38%
	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Moderate Janus Fund Omnibus Account Kansas City, MO	10.15%
	State Street Bank & Trust Co FBO Janus Global Allocation Fund – Conservative Janus Fund Omnibus Account Kansas City, MO	8.33%
	Great-West Trust Company LLC Trust/Retirement Plans Greenwood Village, CO	6.12%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Research Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	44.22%
	Sentry Life Insurance Co Group Stevens Point, WI	29.05%
	John Hancock Trust Company LLC Westwood, MA	18.10%
Janus Henderson Triton Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	35.46%
	Great-West Trust Company LLC Greenwood Village, CO	10.03%
	Minnesota Life Insurance Company St. Paul, MN	8.53%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	5.00%
Janus Henderson Venture Fund Class N Shares	Taynik & Co c/o Investors Bank & Trust Boston, MA	27.62%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	26.07%
	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	8.97%
	Great-West Trust Company LLC Ttee Employee Benefits Clients 401K Greenwood Village, CO	6.54%
Janus Henderson Global Value Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	100%
Janus Henderson International Value Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	69.64%
	Janus Capital Group Inc. Denver, CO	30.36%*
Janus Henderson Global Research Fund Class R Shares	Sammons Financial Network LLC West Des Moines, IA	61.27%
	Merrill Lynch Jacksonville, FL	8.59%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	7.42%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Select Fund Class R Shares	Capital Bank & Trust Company Ttee CQM Inc. 401K Savings Plan Greenwood Village, CO	42.99%
	JP Morgan Securities LLC Omnibus Account For Exclusive Benefit of Customers Brooklyn, NY	11.51%
	Reliance Trust Company FBO MassMutual DMF Atlanta, GA	9.38%
	TD Ameritrade Inc. FBO Our Customers Omaha, NE	8.10%
	Merrill Lynch Jacksonville, FL	6.08%
Janus International Equity Fund Class R Shares	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	46.24%
	MO & RS Ttee Dakota Milestones Inc. 401K c/o FASCore LLC Greenwood Village, CO	12.76%
	Enviroservices & Training Center Ttee Enviroservices & Training Center 401(K) c/o FASCore LLC Greenwood Village, CO	6.06%
Janus Henderson Overseas Fund Class R Shares	Hartford Life Insurance Co Separate Account DC IV Hartford, CT	39.40%
	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	20.95%
	Merrill Lynch Jacksonville, FL	8.68%
	Sammons Financial Network LLC West Des Moines, IA	7.13%
Janus Henderson Balanced Fund Class R Shares	Hartford Life Insurance Co Separate Account DC IV Hartford, CT	21.34%
	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	14.67%
	American United Life Ins Co AUL American Group Ret Annuity Indianapolis, IN	13.11%
	Merrill Lynch Jacksonville, FL	8.76%
	Voya Institutional Trust Company Windsor, CT	7.89%
	American United Life Ins Co AUL American Unit Trust Indianapolis, IN	6.57%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Contrarian Fund Class R Shares	Reliance Trust Company FBO MassMutual DMF Atlanta, GA	62.10%
	Ascensus Trust Company FBO Caruso & McGovern Construction Inc. XXXXXX Fargo, ND	11.72%
	Merrill Lynch Jacksonville, FL	5.02%
Janus Henderson Enterprise Fund Class R Shares	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	12.90%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	11.73%
	Merrill Lynch Jacksonville, FL	10.81%
	Hartford Life Insurance Co Separate Account DC IV Hartford, CT	9.93%
	Sammons Financial Network LLC West Des Moines, IA	5.99%
Janus Henderson Forty Fund Class R Shares	Hartford Life Insurance Co Separate Account DC IV Hartford, CT	40.83%
	Merrill Lynch Jacksonville, FL	16.63%
	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	9.52%
	American United Life Ins Co AUL American Group Ret Annuity Indianapolis, IN	6.52%
Janus Fund Class R Shares	Sammons Financial Network LLC West Des Moines, IA	56.67%
	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	15.88%
	Merrill Lynch Jacksonville, FL	8.28%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Growth and Income Fund Class R Shares	American United Life Ins Co AUL American Unit Trust Indianapolis, IN	31.87%
	Merrill Lynch Jacksonville, FL	14.56%
	Fifth Third Bank Ttee FBO Rollover Shareholder Svcs LLC A/C #XX-X-XXXXXXX Cincinnati, OH	13.54%
	TLK Ttee FBO Wagner Die Supply Inc. 401K PSP c/o FASCore LLC Greenwood Village, CO	12.80%
	Jahnke & Jahnke Associates Inc. Ttee Jahnke & Jahnke Associates Inc. 401K c/o FASCore LLC Greenwood Village, CO	7.13%
	American United Life Ins Co AUL American Group Ret Annuity Indianapolis, IN	6.16%
Janus Henderson Triton Fund Class R Shares	Merrill Lynch Jacksonville, FL	17.89%
	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	11.43%
	Charles Schwab & Co Inc. Special Custody Account FBO Institutional Client Accounts San Francisco, CA	11.31%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	9.16%
	Sammons Financial Network LLC West Des Moines, IA	7.40%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.71%
Janus Henderson Asia Equity Fund Class S Shares	Janus Capital Group Inc. Denver, CO	97.23%*
Janus Emerging Markets Fund Class S Shares	Janus Capital Group Inc. Denver, CO	62.45%*
	FIIOC FBO Peer Foods Group Inc. Profit Sharing & 401K Plan Covington, KY	29.54%
	Pershing LLC Jersey City, NJ	5.14%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Life Sciences Fund Class S Shares	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	19.17%
	Ascensus Trust Company FBO Meadowbrook, Inc. 401(K) Profit Sha XXXXXX Fargo, ND	7.24%
	Pershing LLC Jersey City, NJ	7.21%
	Taynik & Co c/o Investors Bank & Trust Boston, MA	7.15%
Janus Henderson Global Real Estate Fund Class S Shares	Cornerstone Government Affairs Ttee Cornerstone Government Affairs 401K c/o FASCore LLC Greenwood Village, CO	9.58%
	Capital Bank & Trust Co Ttee FBO Huen Electric Inc. 401K c/o FASCore LLC Greenwood Village, CO	7.15%
Janus Henderson Global Research Fund Class S Shares	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	52.49%
	Guardian Insurance & Annuity Co Sep-Acct L Allentown, PA	5.65%
	Nationwide Trust Company FSB Columbus, OH	5.24%
Janus Henderson Global Select Fund Class S Shares	Capital Bank & Trust Company Ttee McCook Clinic Retirement 401K Greenwood Village, CO	24.10%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	23.83%
	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	19.57%
	Pershing LLC Jersey City, NJ	11.92%
	LPL Financial Omnibus Customer Account San Diego, CA	9.51%
	JF & JF c/o Fern Electric & Control Co PSP South San Francisco, CA	6.95%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Technology Fund Class S Shares	FIIOC FBO Santander Consumer USA Inc. Covington, KY	42.98%
	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	10.51%
	Guardian Insurance & Annuity Co Sep-Acct L Allentown, PA	9.87%
	Guardian Insurance & Annuity Co Inc. Separate Account T Allentown, PA	8.23%
	FIIOC FBO Bandwith.com 401K Profit Sharing & Trust Covington, KY	8.09%
	Great-West Trust Company LLC Ttee Employee Benefits Clients 401K Greenwood Village, CO	6.61%
Janus International Equity Fund Class S Shares	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	44.48%
	LPL Financial Omnibus Customer Account San Diego, CA	10.05%
Janus Henderson Overseas Fund Class S Shares	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	30.90%
	Hartford Life Insurance Co Separate Account DC IV Hartford, CT	22.82%
	UMB Bank NA FBO Fiduciary for Tax Deferred Accounts Topeka, KS	6.09%
	Nationwide Trust Company FSB Columbus, OH	5.54%
Janus Henderson Balanced Fund Class S Shares	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	21.95%
	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	10.70%
	Guardian Insurance & Annuity Co Sep-Acct L Allentown, PA	8.55%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Contrarian Fund Class S Shares	Wells Fargo Bank FBO Various Retirement Plans 9888888836 NC-1151 Charlotte, NC	69.48%
	MG Trust Company Cust. FBO Visionary Communications, Inc. 401(K) Denver, CO	6.76%
	FIIOC FBO Andromeda Systems Incorporated 401(K) PSP Covington, KY	5.87%
	LPL Financial Omnibus Customer Account San Diego, CA	5.39%
Janus Henderson Enterprise Fund Class S Shares	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	11.70%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	8.05%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	7.89%
	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	5.34%
Janus Henderson Forty Fund Class S Shares	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	17.36%
	Nationwide Trust Company FSB Columbus, OH	9.60%
	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	9.47%
	Hartford Life Insurance Co Separate Account DC IV Hartford, CT	9.38%
	Voya Retirement Insurance and Annuity Company Windsor, CT	6.71%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Fund Class S Shares	Saxon & Co FBO 91 Vested Interest Omnibus Asset A/C #20-01-302-9912426 Philadelphia, PA	15.50%
	Reliance Trust Company FBO Retirement Plans Serviced by MetLife c/o FASCore LLC Greenwood Village, CO	12.96%
	ICMA Retirement Corporation WTRISC Co IRA Omnibus Acct Washington, DC	12.79%
	Ohio National Life Insurance Co FBO Its Separate Accounts Cincinnati, OH	11.43%
	Guardian Insurance & Annuity Co Sep-Acct L Allentown, PA	6.27%
	Wells Fargo Bank FBO Various Retirement Plans Charlotte, NC	5.83%
	Nationwide Trust Company FSB Columbus, OH	5.81%
Janus Henderson Growth and Income Fund Class S Shares	Saxon & Co FBO 91 Vested Interest Omnibus Asset A/C #20-01-302-9912426 Philadelphia, PA	21.31%
	Nationwide Trust Company FSB Columbus, OH	15.20%
	TD Ameritrade Trust Company XXXXX Denver, CO	13.76%
	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	7.61%
	Charles Schwab & Co Inc. Special Custody Account FBO Institutional Client Accounts San Francisco, CA	5.21%
	Matrix Trust Co As Ttee FBO Land Title Inc. 401(K) Plan Phoenix, AZ	5.07%
Janus Henderson Research Fund Class S Shares	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	46.78%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	14.69%
	Great-West Trust Company LLC Ttee Employee Benefits Clients 401K Greenwood Village, CO	13.34%
	American United Life Ins Co AUL American Group Ret Annuity Indianapolis, IN	9.42%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	8.56%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Triton Fund Class S Shares	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	19.63%
	SunTrust Bank FBO Various SunTrust Omnibus Accounts Greenwood Village, CO	7.42%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	7.38%
	Great-West Trust Company LLC Ttee Employee Benefits Clients 401K Greenwood Village, CO	5.92%
	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	5.06%
Janus Henderson Venture Fund Class S Shares	Great-West Trust Company LLC Ttee Employee Benefits Clients 401K Greenwood Village, CO	35.79%
	Great-West Trust Company LLC Ttee FBO Great West IRA Advantage c/o FASCore LLC Greenwood Village, CO	16.12%
	Great-West Life & Annuity FBO Future Funds II Greenwood Village, CO	9.91%
Janus Henderson Global Value Fund Class S Shares	LPL Financial Omnibus Customer Account San Diego, CA	42.69%
	TD Ameritrade Inc. FBO Our Customers Omaha, NE	19.04%
	Capital Bank & Trust Co Ttee FBO El Dorado Physical Therapy Management Greenwood Village, CO	17.88%
	Strafe & Co FBO CWT UTMA IL HXXXXXXXX Newark, DE	9.60%
	Pershing LLC Jersey City, NJ	5.50%
Janus Henderson International Value Fund Class S Shares	Janus Capital Group Inc. Denver, CO	90.99%*
	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	9.01%
*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Asia Equity Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	51.67%
	LPL Financial Omnibus Customer Account San Diego, CA	18.99%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	13.27%
	Pershing LLC Jersey City, NJ	8.51%
Janus Emerging Markets Fund Class T Shares	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	54.88%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Cust Reinvest Account San Francisco, CA	35.09%
Janus Henderson Global Life Sciences Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	49.17%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	31.54%
Janus Henderson Global Real Estate Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	70.36%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	17.10%
	LPL Financial Omnibus Customer Account San Diego, CA	8.83%
Janus Henderson Global Research Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	42.17%
	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	30.31%
Janus Henderson Global Select Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	40.37%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	33.17%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	7.53%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Technology Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	48.90%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	26.88%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	6.32%
Janus International Equity Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	47.95%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	29.46%
	LPL Financial Omnibus Customer Account San Diego, CA	7.31%
Janus Henderson Overseas Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	42.07%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	36.14%
Janus Henderson Balanced Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	46.76%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	28.98%
Janus Henderson Contrarian Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	37.34%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	36.97%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	5.37%
Janus Henderson Enterprise Fund Class T Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	49.52%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	27.67%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Forty Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	41.51%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	20.64%
	Great-West Trust Company LLC Trust/Retirement Plans Greenwood Village, CO	12.15%
	LPL Financial Omnibus Customer Account San Diego, CA	9.45%
Janus Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	41.75%
	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	26.91%
Janus Henderson Growth and Income Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	47.45%
	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	28.73%
Janus Henderson Research Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	46.78%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	28.19%
Janus Henderson Triton Fund Class T Shares	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	52.36%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	26.01%
Janus Twenty Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	30.60%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	25.77%
	Hartford Life Insurance Company DC III Separate Account Hartford, CT	5.46%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Venture Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	48.05%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	33.00%
Janus Henderson Global Value Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	63.07%
	LPL Financial Omnibus Customer Account San Diego, CA	12.42%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	12.04%
Janus Henderson International Value Fund Class T Shares	Charles Schwab & Co Inc. Reinvest Account San Francisco, CA	53.89%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	41.62%

Miscellaneous information

Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 52 series of shares, known as “Funds.” Each Fund presently offers interests in different classes of shares as described in the table below.
Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Emerging Markets Fund	x	x	x	x				x	x
Janus Henderson Adaptive Global Allocation Fund	x	x	x	x		x		x	x
Janus Henderson All Asset Fund	x	x	x	x		x		x	x
Janus Henderson Asia Equity Fund	x	x	x	x				x	x
Janus Henderson Balanced Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Contrarian Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson Diversified Alternatives Fund	x	x	x	x		x		x	x
Janus Henderson Dividend & Income Builder Fund	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Fund	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Managed Volatility Fund	x	x	x	x				x	x
Janus Henderson Enterprise Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson European Focus Fund	x	x	x	x		x		x	x
Janus Henderson Flexible Bond Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Forty Fund(1)	x	x		x		x	x	x	x
Janus Henderson Global Allocation Fund – Conservative(2)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Growth(2)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Moderate(2)	x	x	x	x				x	x
Janus Henderson Global Bond Fund	x	x	x	x		x		x	x
Janus Henderson Global Equity Income Fund	x	x	x	x		x		x	x
Janus Henderson Global Income Managed Volatility Fund	x	x	x	x				x	x
Janus Henderson Global Life Sciences Fund(2)	x	x	x	x				x	x
Janus Henderson Global Real Estate Fund(1)	x	x	x	x				x	x
Janus Henderson Global Research Fund(2)	x	x	x	x			x	x	x
Janus Henderson Global Select Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson Global Technology Fund(2)	x	x	x	x				x	x
Janus Henderson Global Unconstrained Bond Fund	x	x	x	x		x	x	x	x
Janus Henderson Global Value Fund(2)	x	x	x	x		x		x	x
Janus Henderson Government Money Market Fund(2)			x						x
Janus Henderson Growth and Income Fund(1)(2)	x	x	x	x			x	x	x
Janus Henderson High-Yield Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson International Long/Short Equity Fund	x	x	x	x		x		x	x
Janus Henderson International Managed Volatility Fund(1)	x	x	x	x		x		x	x
Janus Henderson International Opportunities Fund	x	x	x	x		x	x	x	x
Janus Henderson International Small Cap Fund	x	x	x	x		x		x	x
Janus Henderson International Value Fund	x	x	x	x		x		x	x
Janus Henderson Large Cap Value Fund(1)	x	x	x	x		x		x	x
Janus Henderson Mid Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Janus Henderson Money Market Fund(2)			x						x

Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Henderson Multi-Sector Income Fund	x	x	x	x		x		x	x
Janus Henderson Overseas Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson Real Return Fund	x	x	x	x				x	x
Janus Henderson Research Fund(2)	x	x	x	x		x		x	x
Janus Henderson Select Value Fund	x	x	x	x				x	x
Janus Henderson Short-Term Bond Fund(2)	x	x	x	x		x		x	x
Janus Henderson Small Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Janus Henderson Strategic Income Fund	x	x	x	x		x		x	x
Janus Henderson Triton Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Henderson U.S. Core Fund(1)(2)	x	x	x	x		x		x	x
Janus Henderson U.S. Growth Opportunities Fund	x	x	x	x		x		x	x
Janus Henderson U.S. Managed Volatility Fund(1)	x	x	x	x		x		x	x
Janus Henderson Value Plus Income Fund	x	x	x	x				x	x
Janus Henderson Venture Fund(2)	x	x	x	x		x		x	x

(1)	On July 6, 2009, the funds of the Janus Adviser Series trust reorganized into the Trust. As a result, certain Funds described in this SAI assumed the assets and liabilities of the corresponding Janus Adviser Series funds. Each Fund described in this SAI has a fiscal year end of September 30.
(2)	On February 16, 2010, the Fund’s Class J Shares (the initial share class) were restructured into two separate share classes. Shareholders who held their shares directly with Janus Capital were transitioned to a newly created share class called “Class D Shares.” Shareholders who held their shares through an intermediary remained in Class J Shares, which was renamed “Class T Shares.”
Funds listed in the preceding table that are not marked with footnote (1) or (2) commenced operations after July 6, 2009.
Effective January 28, 2011, Janus Research Core Fund was reorganized into Janus Henderson Growth and Income Fund. Effective March 15, 2013, Janus Global Research Fund was reorganized into Janus Worldwide Fund, which was subsequently renamed Janus Henderson Global Research Fund. Effective April 5, 2013, Janus World Allocation Fund was reorganized into Janus Henderson Global Allocation Fund – Moderate. Effective April 24, 2015, INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund) was reorganized into Janus Henderson U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund). Effective April 28, 2017, Janus Fund was reorganized into Janus Henderson Research Fund. Effective April 28, 2017, Janus Twenty Fund was reorganized into Janus Henderson Forty Fund.
Janus Capital reserves the right to the name “Janus.” In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus” as soon as reasonably practicable.
Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of their liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.
Shares of the Trust
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.
Shareholder Meetings
The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders’ rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.
Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.
Voting Rights
Each of the Trustees of the Trust, except Diane L. Wallace, was elected at a Special Meeting of Shareholders on June 14, 2016. Ms. Wallace was elected at a Special Meeting of Shareholders on April 25, 2017. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.
As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.
Master/Feeder Option
The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds’ annual financial statements and compiles their tax returns.
Registration Statement
The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Financial statements

Documents Incorporated By Reference to the Annual Reports of Janus Investment Fund (Audited)
The following audited financial statements for the year ended September 30, 2016 are hereby incorporated into this SAI by reference to the Annual Reports dated September 30, 2016, as applicable.
•	Schedules of Investments as of September 30, 2016
•	Statements of Assets and Liabilities as of September 30, 2016
•	Statements of Operations for the year ended September 30, 2016
•	Statements of Changes in Net Assets for each of the periods indicated
•	Financial Highlights for each of the periods indicated
•	Notes to Schedules of Investments
•	Notes to Financial Statements
•	Report of Independent Registered Public Accounting Firm
The portions of an Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

Appendix A

Explanation of Rating Categories
The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.
Standard & Poor’s Ratings Services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade
BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

Fitch, Inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade
BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Short-Term Bond Rating	Explanation
F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Moody’s Investors Service, Inc.

Bond Rating*	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.
*	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

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janushenderson.com
151 Detroit Street
Denver, Colorado 80206-4805
1-877-335-2687